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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09885

Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	7/31

Date of reporting period:	7/31/06

Item 1 - Reports to Shareholders

2006 Annual Report

Janus Adviser Series

Growth & Core

Janus Adviser Large Cap Growth Fund

Janus Adviser Forty Fund

Janus Adviser Orion Fund

Janus Adviser Mid Cap Growth Fund

Janus Adviser Small-Mid Growth Fund

Janus Adviser Growth and Income Fund

Janus Adviser Fundamental Equity Fund

Janus Adviser Contrarian Fund

Janus Adviser Balanced Fund

Risk-Managed

Janus Adviser INTECH Risk-Managed Growth Fund

Janus Adviser INTECH Risk-Managed Core Fund

Janus Adviser INTECH Risk-Managed Value Fund

Value

Janus Adviser Mid Cap Value Fund

Janus Adviser Small Company Value Fund

International & Global

Janus Adviser Worldwide Fund

Janus Adviser International Growth Fund

Bond & Money Market

Janus Adviser Flexible Bond Fund

Janus Adviser High-Yield Fund

Janus Adviser Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Table of Contents

Janus Adviser Series

Management Commentaries and Schedules of Investments

Growth & Core

Large Cap Growth Fund	2

Forty Fund	11

Orion Fund	17

Mid Cap Growth Fund	24

Small-Mid Growth Fund	33

Growth and Income Fund	40

Fundamental Equity Fund	47

Contrarian Fund	54

Balanced Fund	62

Risk-Managed

INTECH Risk-Managed Growth Fund	70

INTECH Risk-Managed Core Fund	81

INTECH Risk-Managed Value Fund	90

Value

Mid Cap Value Fund	100

Small Company Value Fund	108

International & Global

Worldwide Fund	115

International Growth Fund	122

Bond & Money Market

Flexible Bond Fund	129

High-Yield Fund	138

Money Market Fund	149

Statements of Assets and Liabilities	152

Statements of Operations	156

Statements of Changes in Net Assets	160

Financial Highlights	165

Notes to Schedules of Investments	191

Notes to Financial Statements	196

Report of Independent Registered Public Accounting Firm	221

Additional Information	222

Explanations of Charts, Tables and Financial Statements	225

Designation Requirements	227

Trustees and Officers	229

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2006. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2006 to July 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, with the exception of Janus Adviser Money Market Fund, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2007. Janus Capital has agreed to waive Janus Adviser Money Market Fund's total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares and Class C Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2006 1

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the fund is invested in small- and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

David Corkins

portfolio manager

Performance Overview

I very much appreciate the opportunity to speak directly with you for the first time since taking over management of Janus Adviser Large Cap Growth Fund on February 1, 2006. My hope with this letter is to review the Fund's performance over the past 12 months, while explaining our investment process so that all shareholders understand what we do.

Markets remained volatile over the 12-month period, as investors weighed relatively healthy economic performance against rising energy prices, persistent inflation fears and continued Federal Reserve (Fed) rate hikes. Early in the period, the market performance was shadowed by uncertainty over the economic impact of last autumn's devastating Gulf Coast hurricanes. Nonetheless, the economy appeared to remain on sound footing, and the markets advanced through the first quarter of 2006, supported by healthy earnings growth and hopes that the Fed might be nearing the end of its credit tightening campaign. But shares succumbed to renewed market turbulence in May 2006 as oil prices tested new highs and investors became increasingly concerned about a potential acceleration in core price inflation. The result was a widespread sell-off in the equity market that erased many of the first quarter gains. Meanwhile, the Fed continued to raise overnight rates, taking the Federal Funds rate to 5.25%, up from a 3.25% rate at the beginning of the performance period. At the same time, bond yields moved higher across the maturity spectrum.

For the 12 months ended July 31, 2006, Janus Adviser Large Cap Growth Fund's S Shares gained 0.90%, outpacing the Fund's primary benchmark, the Russell 1000® Growth Index, which lost 0.76%. However, the Fund underperformed its secondary benchmark, the S&P 500® Index, which returned 5.38%.

Investment Strategy

My response to the recent market turbulence has been to refocus resources and analyst attention on our best ideas. My goal was to hone the Fund to 70 to 90 investments that we can monitor with the kind of hands-on, rigorous attention that is a hallmark of investing here at Janus. In considering overall Fund composition, I continue to select stocks for their individual attributes, even as I work to maintain a diversified portfolio of holdings that isn't overly sensitive to any single area of the economy. Indeed, the Fund's top performers for the period included a relatively diverse group of stocks that nonetheless have in common talented management teams, solid cash flows and healthy returns on invested capital.

Select Healthcare, Airline and Material Stocks Aided Results

Performance benefited from strong stock selection in the pharmaceutical and biotechnology areas, where we capitalized on solid gains by Celgene and Roche. Celgene more than doubled in price over the period, backed by strong clinical trial results tied to cancer drug Revlimid. Final product launch for the drug implies long-term success in addressing multiple myeloma (a bone marrow-based cancer) and myelodysplastic syndromes (MDS – a blood-borne cancer), as well as possible success treating chronic lymphocytic leukemia (CLL), another blood cancer. Celgene also has a deep pipeline behind current products, particularly in the areas of sickle-cell and inflammatory disease.

Swiss drug maker Roche also outperformed, supported by robust sales of its cancer drugs and flu vaccine, Tamiflu. Earlier this year, the company's breast cancer drug Herceptin was cleared for sales in Europe, while its rheumatoid arthritis drug MabThera received a favorable recommendation from European Union officials as a potential treatment for non-Hodgkin's lymphoma.

Aircraft manufacturer Boeing proved another strong performer. Boeing is an excellent example of what we look for in a stock: strong competitive positioning, attractive industry dynamics, improving free cash flow, and a management focus on shareholder value. As the leading American aerospace manufacturer, Boeing has benefited from a continued expansion of the aerospace cycle, which has been fueled by accelerating demand from emerging markets such as China, India and the Middle East. Additionally, low-cost domestic carriers have started to spend capital on next-generation, more fuel-efficient planes, given the change in domestic networks from the hub-and-spoke model to point-to-point. Furthermore, legacy carriers such as United Airlines are emerging from bankruptcy and, we believe, will be ordering

2 Janus Adviser Series July 31, 2006

(unaudited)

new equipment to remain competitive with low-cost carriers. This could extend the order cycle toward 2010. Meanwhile, Boeing's major competitor, Airbus, has stumbled with its next-generation product design of the poorly received A350. Adding to all of these positives, we believe that a new CEO at Boeing could bring a much-needed focus on costs, production and returns on capital.

Performance was also aided by the Fund's overweight exposure to the materials sector, where stock selection again proved highly successful. The Fund's strongest contributor for the period was Companhia Vale do Rio Doce, a Brazilian mining company that exports iron ore and other key raw materials. Prices for these materials increased on the back of extensive growth in the Chinese and Indian markets, as well as supply shortages in the United States following last year's hurricanes. Given the impressive rise in the stock and my decision to reduce the Fund's overall cyclical exposure, I decided to realize long-term profits by liquidating our investment in Companhia Vale do Rio Doce.

Detractors Included Technology Stocks and Healthcare Services Provider

Learning from one's mistakes is a key to longevity in this business, and it's often more productive to focus on what went wrong rather than over-emphasizing those areas and stocks that performed well. One of the Fund's detractors for the period was another longtime holding, UnitedHealth Group, the nation's leading HMO and specialty healthcare services provider. A top performing stock in 2005, UnitedHealth has recently faced concerns over a government investigation into the way it compensates its executives. However, the company still offers a number of compelling advantages. Operational tenets run deep within the company, pricing and margins remain attractive and favorable demographics continue to drive demand and cash flow generation. Meanwhile, emerging specialty businesses have helped to diversify the business mix from more cyclical commercial underwriting trends. Nonetheless, we reduced our weighting in the stock as it approached our fair value, due in part to our concerns over potential price competition.

Market volatility took a toll on a number of technology shares. A new position during the period, chipmaker Advanced Micro Devices (AMD) retreated after lowering its revenue outlook to reflect increased competition and pricing pressures. Meanwhile, Microsoft lost ground after posting disappointing earnings growth and reduced guidance. The company faces a host of challenges as it tries to transform itself from a legacy software firm into a digital-services provider that can compete with companies such as Google. In May, Microsoft executives announced plans to invest as much as $1.1 billion in research and development for its online business over the coming year. Given that the company has lost the first-mover advantage in the hotly contested online space, the holding has been liquidated.

I also sold the Fund's stake in cable provider Comcast, a longtime holding. This decision reflected my concerns over its more capital-intensive business model and mounting competitive threats from phone and satellite providers. While cable systems offer an excellent gateway for network transitions into the home, it is our belief that the transition of the media business toward digital and Internet protocols (IP) threatens the primacy of the cable model and implies lower returns in the future.

Looking Forward

The near-term outlook urges caution. Markets have performed well year-to-date, reflecting very strong economic data and an anticipated conclusion to Federal Reserve monetary tightening. Nonetheless, the market is in transition after three years of strong performance. This transition is driven by higher interest rates and a weaker U.S. dollar. We're monitoring several indicators to better understand how this transition will play out. Particular areas of focus are monetary liquidity and the U.S. dollar, given the sequential slowdown in money supply growth. Nonetheless, money flow into equities remains quite strong, driven largely by foreign investment. Foreigners were huge beneficiaries of the strengthening dollar index throughout 2005. In 2006, however, the dollar index has begun to roll over. The question, then, becomes how much of a rate increase or what level of non-inflationary growth will be necessary to keep foreigners invested in our currency and equity markets.

Our response to these pressures has been to try to transition from business models that are dependent on an economic tailwind to stronger franchises that have more control over their own sales and margins, regardless of macroeconomic conditions. In addition, we are cautiously watching the yield curve and U.S. dollar, in anticipation of further transition going forward.

In closing, I want to affirm my commitment to the classic hands-on investment style that I learned from Janus founder Tom Bailey, as well as my mentors and former Janus portfolio managers Jim Craig, Tom Marsico and Helen Young Hayes. For me, this style means fundamental, grass-roots growth investing that combines quantitative and qualitative analysis. The quantitative aspect means detailed financial modeling of a

Janus Adviser Series July 31, 2006 3

Janus Adviser Large Cap Growth Fund (unaudited)

company aimed at understanding the leverage points of its business, free cash flow generation capacity and future returns on capital. This model allows me to move onto the qualitative focus, using the financial information to inform my conversations with management, competitors and suppliers. The next piece of the investment mosaic is to understand the valuation, risk and reward for each investment, given its current valuation and the macroeconomic factors impacting it. Finally, the last part of the puzzle is to consider overall portfolio construction and risk, in addition to the sum of each of the individual securities.

What I've learned over the last 10 years managing money is that this investment method must be iterative – it's a never-ending process of building a deeper and deeper knowledge base about a company. The better your model, the more information you can extract; the more information you get, the better your model. Like most businesses, at the end of the day, the harder you work the better your results. It gives me comfort to know the entire investment team at Janus is working very hard every day to find attractive opportunities to grow our principal.

Thank you for your investment in Janus Adviser Large Cap Growth Fund.

Janus Adviser Large Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Companhia Vale do Rio Doce (ADR) Iron ore producer/seller - Brazil	0.64%
Celgene Corp. Biopharmaceutical company - U.S.	0.62%
Boeing Co. Commercial jet aircraft company - U.S.	0.59%
JP Morgan Chase & Co. Global financial services provider - U.S.	0.52%
Roche Holding A.G. Pharmaceutical and diagnostic products developer and manufacturer - Switzerland	0.48%

5 Largest Detractors from Performance – Holdings

Contribution
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.67)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.67)%
Maxim Integrated Products, Inc. Linear and mixed-signal integrated circuits - U.S.	(0.47)%
EMC Corp. Enterprise storage systems provider - U.S.	(0.46)%
Cisco Systems, Inc. Internet data networking product supplier - U.S.	(0.46)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	1.95%	9.56%	10.37%
Energy	1.37%	6.18%	3.76%
Materials	1.35%	4.73%	2.11%
Diversified Financials	1.17%	6.32%	3.71%
Capital Goods	0.83%	10.04%	11.48%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Semiconductors & Semiconductor Equipment	(1.56)%	4.67%	5.49%
Technology Hardware & Equipment	(0.94)%	9.10%	10.47%
Software & Services	(0.90)%	11.56%	10.62%
Retailing	(0.62)%	5.00%	6.31%
Consumer Durables & Apparel	(0.58)%	2.69%	1.61%

4 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.4%
Boeing Co. Aerospace And Defense	3.4%
Roche Holding A.G. Medical - Drugs	3.4%
Procter & Gamble Co. Cosmetics And Toiletries	2.9%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
16.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 2.4% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

Janus Adviser Series July 31, 2006 5

Janus Adviser Large Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Large Cap Growth Fund - A Shares
NAV	(1.25)%	1.14%		(1.73)%		6.05%	7.65%
MOP	(6.94)%	(4.70)%		(2.79)%		5.54%	7.46%
Janus Adviser Large Cap Growth Fund - C Shares
NAV	(1.67)%	0.43%		(2.29)%		5.41%	7.00%
CDSC	(2.65)%	(0.63)%
Janus Adviser Large Cap Growth Fund - I Shares	7.85%	0.90%		(1.73)%		6.05%	7.65%
Janus Adviser Large Cap Growth Fund - R Shares	(1.54)%	0.62%		(1.94)%		5.82%	7.51%
Janus Adviser Large Cap Growth Fund - S Shares	(1.39)%	0.90%		(1.73)%		6.05%	7.65%
Russell 1000® Growth Index	(2.82)%	(0.76)%		(0.64)%		5.86%	8.13%
S&P 500® Index	3.34%	5.38%		2.82%		8.88%	10.20%
Lipper Quartile - S Shares	N/A**	1	st	3	rd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Large-Cap Growth Funds	N/A**	169/707		291/480		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The calendar year-to-date performance of Janus Adviser Large Cap Growth Fund - I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

6 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$951.30	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$947.70	$8.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.30
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,038.50	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$948.80	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$949.80	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.66% for C Shares, 0.54% for I Shares, 1.41% for R Shares and 1.16% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series July 31, 2006 7

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.1%
Aerospace and Defense - 4.9%
105,090	BAE Systems PLC**	$701,313
67,915	Boeing Co.	5,257,979
20,255	Lockheed Martin Corp.	1,613,918
		7,573,210
Agricultural Chemicals - 2.5%
46,290	Monsanto Co.	1,990,007
12,868	Syngenta A.G.*	1,849,863
		3,839,870
Automotive - Cars and Light Trucks - 1.1%
32,113	BMW A.G.**,#	1,658,895
Automotive - Truck Parts and Equipment - Original - 0.2%
11,095	Lear Corp.*,#	250,414
Broadcast Services and Programming - 0.4%
6,793	Liberty Media Holding Corp. - Class A*	554,377
Building - Residential and Commercial - 0.3%
835	NVR, Inc.*,#	413,325
Building Products - Cement and Aggregate - 0.6%
35,312	Cemex S.A. de C.V. (ADR)	1,000,036
Building Products - Wood - 0.4%
23,190	Masco Corp.	619,869
Casino Hotels - 0.7%
19,050	Harrah's Entertainment, Inc.	1,145,096
Cellular Telecommunications - 0.8%
34,955	America Movil S.A. de C.V. - Series L (ADR)	1,250,690
Chemicals - Diversified - 0.7%
19,100	Shin-Etsu Chemical Company, Ltd.**	1,106,232
Commercial Banks - 0.4%
83	Mizuho Financial Group, Inc.**	697,187
Commercial Services - Finance - 1.4%
16,210	Moody's Corp.	889,605
38,015	Paychex, Inc.	1,299,353
		2,188,958
Computers - 2.0%
33,880	Apple Computer, Inc.*	2,302,485
12,225	Research In Motion, Ltd. (U.S. Shares)*,#	802,327
		3,104,812
Computers - Memory Devices - 1.4%
212,625	EMC Corp.*	2,158,144
Consumer Products - Miscellaneous - 0.7%
18,140	Kimberly-Clark Corp.	1,107,447
Containers - Metal and Glass - 0.7%
27,815	Ball Corp.	1,065,315
Cosmetics and Toiletries - 2.9%
81,854	Procter & Gamble Co.	4,600,195
Dental Supplies and Equipment - 0.7%
30,550	Patterson Companies, Inc.*,#	1,016,093
Distribution/Wholesale - 0.6%
114,500	Esprit Holdings, Ltd.	870,885
Diversified Operations - 2.7%
128,870	General Electric Co.	4,212,760

Shares or Principal Amount		Value
E-Commerce/Services - 1.6%
46,817	eBay, Inc.*	$1,126,885
55,415	IAC/InterActiveCorp*,#	1,313,890
		2,440,775
Electric - Generation - 0.7%
57,705	AES Corp.*,#	1,146,021
Electric - Integrated - 1.3%
32,725	TXU Corp.	2,101,927
Electric Products - Miscellaneous - 0.5%
9,850	Emerson Electric Co.	777,362
Electronic Components - Semiconductors - 3.4%
112,520	Advanced Micro Devices, Inc.*	2,181,763
104,455	Texas Instruments, Inc.	3,110,670
		5,292,433
Electronic Forms - 0.7%
40,595	Adobe Systems, Inc.*	1,157,363
Enterprise Software/Services - 2.0%
109,140	Oracle Corp.*	1,633,826
33,595	SAP A.G. (ADR)**	1,532,940
		3,166,766
Entertainment Software - 1.6%
52,355	Electronic Arts, Inc.*	2,466,444
Finance - Credit Card - 1.8%
38,205	American Express Co.	1,988,952
17,300	Credit Saison Company, Ltd.**	749,976
		2,738,928
Finance - Investment Bankers/Brokers - 6.9%
117,435	JP Morgan Chase & Co.	5,357,384
28,575	Merrill Lynch & Company, Inc.	2,080,831
35,136	UBS A.G.	1,911,629
23,340	UBS A.G. (U.S. Shares)	1,269,696
		10,619,540
Finance - Mortgage Loan Banker - 1.3%
42,870	Fannie Mae	2,053,902
Finance - Other Services - 0.7%
2,340	Chicago Mercantile Exchange Holdings, Inc.	1,079,208
Food - Dairy Products - 0.6%
25,915	Dean Foods Co.*	972,590
Food - Retail - 1.1%
29,815	Whole Foods Market, Inc.	1,714,661
Food - Wholesale/Distribution - 0.6%
34,690	Sysco Corp.	957,444
Independent Power Producer - 1.4%
45,805	NRG Energy, Inc.*,#	2,255,896
Insurance Brokers - 0.8%
45,110	Marsh & McLennan Companies, Inc.	1,219,323
Internet Infrastructure Software - 0.6%
25,030	Akamai Technologies, Inc.*	991,939
Investment Management and Advisory Services - 0.6%
11,665	Legg Mason, Inc.	973,678
Medical - Biomedical and Genetic - 2.3%
19,560	Amgen, Inc.*	1,364,114
31,395	Celgene Corp.*	1,503,507
9,845	Genentech, Inc.*	795,673
		3,663,294

See Notes to Schedules of Investments and Financial Statements.

8 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Medical - Drugs - 6.7%
47,020	Abbott Laboratories	$2,246,145
71,145	Merck & Company, Inc.	2,865,009
29,484	Roche Holding A.G.	5,247,243
		10,358,397
Medical - Generic Drugs - 1.0%
46,450	Teva Pharmaceutical Industries, Ltd. (ADR)	1,536,566
Medical - HMO - 3.2%
58,432	Coventry Health Care, Inc.*	3,079,366
38,585	UnitedHealth Group, Inc.	1,845,521
		4,924,887
Medical - Wholesale Drug Distributors - 1.3%
30,035	Cardinal Health, Inc.	2,012,345
Medical Instruments - 0.4%
6,870	Intuitive Surgical, Inc.*	654,024
Medical Products - 0.5%
18,025	Varian Medical Systems, Inc.*	816,893
Metal Processors and Fabricators - 1.4%
35,730	Precision Castparts Corp.	2,131,295
Networking Products - 0.5%
41,099	Cisco Systems, Inc.*	733,617
Oil - Field Services - 0.7%
34,280	Halliburton Co.	1,143,581
Oil Companies - Exploration and Production - 1.3%
14,760	Apache Corp.	1,040,137
19,160	EnCana Corp. (U.S. Shares)	1,035,790
		2,075,927
Oil Companies - Integrated - 3.9%
67,550	Exxon Mobil Corp.	4,575,836
20,295	Hess Corp.	1,073,605
4,910	Suncor Energy, Inc. (U.S. Shares)	397,956
		6,047,397
Oil Refining and Marketing - 0.4%
8,685	Valero Energy Corp.	585,630
Pharmacy Services - 1.2%
36,780	Caremark Rx, Inc.	1,941,984
Reinsurance - 0.9%
449	Berkshire Hathaway, Inc. - Class B*	1,368,103
Retail - Apparel and Shoe - 2.1%
34,100	Industria de Diseno Textil S.A.**	1,481,453
50,120	Nordstrom, Inc.	1,719,116
		3,200,569
Retail - Building Products - 0.5%
29,350	Lowe's Companies, Inc.	832,073
Retail - Office Supplies - 1.3%
90,395	Staples, Inc.	1,954,340
Savings/Loan/Thrifts - 0.4%
44,340	NewAlliance Bancshares, Inc.#	625,637
Semiconductor Components/Integrated Circuits - 0.4%
30,280	Marvell Technology Group, Ltd.*	561,694
Soap and Cleaning Preparations - 1.2%
47,160	Reckitt Benckiser PLC**	1,892,285

Shares or Principal Amount		Value
Telecommunication Services - 0.6%
29,560	NeuStar, Inc. - Class A*	$912,222
Telephone - Integrated - 0.5%
193,825	Level 3 Communications, Inc.*,#	757,856
Therapeutics - 2.1%
24,235	Amylin Pharmaceuticals, Inc.*	1,182,668
34,885	Gilead Sciences, Inc.*	2,144,730
		3,327,398
Transportation - Railroad - 1.3%
31,880	Canadian National Railway Co. (U.S. Shares)	1,287,633
9,105	Union Pacific Corp.	773,925
		2,061,558
Transportation - Services - 2.3%
40,460	C.H. Robinson Worldwide, Inc.	1,852,259
26,275	United Parcel Service, Inc. - Class B	1,810,610
		3,662,869
Web Portals/Internet Service Providers - 3.8%
4,585	Google, Inc. - Class A*	1,772,561
155,540	Yahoo!, Inc.*	4,221,356
		5,993,917
Wireless Equipment - 2.6%
29,130	Crown Castle International Corp.*,#	1,026,250
84,660	Nokia Oyj (ADR)**	1,680,501
37,805	QUALCOMM, Inc.	1,333,004
		4,039,755
Total Common Stock (cost $132,558,789)		154,376,123
Equity-Linked Structured Notes - 0.4%
Finance - Investment Bankers/Brokers - 0.4%
7,030	Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)§	335,050
7,030	Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)§	335,893
Total Equity-Linked Structured Notes (cost $662,788)		670,943
Money Markets - 0.7%
202,110	Janus Government Money Market Fund 5.21%	202,110
810,790	Janus Institutional Cash Reserves Fund 5.23%	810,790
156,100	Janus Money Market Fund, 5.26%	156,100
Total Money Markets (cost $1,169,000)		1,169,000
Other Securities - 2.1%
3,313,706	State Street Navigator Securities Lending Prime Portfolio† (cost $3,313,706)	3,313,706
Total Investments (total cost $137,704,283) – 102.3%		159,529,772
Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(3,523,898)
Net Assets – 100%		$156,005,874

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 9

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,432,579	0.9%
Canada	3,523,706	2.2%
Finland	1,680,501	1.1%
Germany	3,191,835	2.0%
Israel	1,536,566	1.0%
Japan	2,553,395	1.6%
Mexico	2,250,726	1.4%
Spain	1,481,453	0.9%
Switzerland	10,278,431	6.4%
United Kingdom	2,593,598	1.6%
United States††	129,006,982	80.9%
Total	$159,529,772	100.0%

††Includes Short-Term Securities and Other Securities (78.1% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 10/19/06	320,000	$598,705	$(25,870)
Euro 8/24/06	175,000	223,911	(11,741)
Euro 1/11/07	1,110,000	1,431,848	(16,598)
Japanese Yen 8/24/06	72,000,000	630,487	(8,656)
Total		$2,884,951	$(62,865)

See Notes to Schedules of Investments and Financial Statements.

10 Janus Adviser Series July 31, 2006

Janus Adviser Forty Fund (unaudited)

Fund Snapshot

This fund invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Scott Schoelzel

portfolio manager

Performance Overview

For the 12 months ended July 31, 2006, Janus Adviser Forty Fund's S Shares gained 3.51%. This compares to a 0.76% loss posted by its primary benchmark, the Russell 1000® Growth Index, and a 5.38% return for the Fund's secondary benchmark, the S&P 500® Index.

Operating metrics of the Fund remained stellar during the period. Turnover remained a modest 55%, and the Fund's expenses remained among the most competitive in the industry at 1.18%. These total results, when added to the peer-beating returns we have delivered over the past few years, add to our conviction that we continue to head in the right direction.

Janus Adviser Forty Fund's S Shares remain in the top quartile of all Lipper Large Cap Growth Funds for the 1-, 3-, 5- and Since Inception time periods, based on total returns.

Lipper Quartile Rank - as of 7/31/06	One Year		Three Years		Five Years		Since Inception
S Shares	1	st	1	st	1	st	1	st
Since Inception (5/97)	(52 out of 707)		(4 out of 594)		(5 out of 480)		(1 out of 201)

I am particularly pleased with our performance during this one-year period, as we had to navigate the reduction of two of our largest and longest-held positions, UnitedHealth Group and Genentech. One of the criticisms leveled at Janus over the years has been that we lacked a "sell discipline." Clearly, I would argue otherwise, and I think these large, timely sales are illustrative of our selling prowess.

Two of Our Largest and Longest Held Positions were Reduced

Our position in UnitedHealth was established many years ago, and we watched it quadruple in value as it grew to become one of the largest positions in the Fund, cresting at just over 13% of the Fund's assets at its peak. We have meaningfully reduced the position, however, with the bulk of the sales occurring during this 12-month period. More specifically, the majority of our sales occurred within 23% of UnitedHealth's all-time high, and 50% of our shares were liquidated before the controversy surrounding the timing of the pricing of the company's stock options for its senior executives became front-page news. In fairness, we had no idea UnitedHealth would become entangled in an option pricing investigation, but this occurred after the stock had begun to fall. Meanwhile, our proactive sales were based on the belief that there was some underappreciated maturation of the company's insured business, and our market surveys began to detect an increasingly competitive pricing environment.

During the period we also sold just over 45% of our position in biotechnology company Genentech. Like UnitedHealth, Genentech was one of our largest and longest-held positions. Genentech had more than quintupled in value since the stock was initially acquired, and there were certainly many opportunities to sell the stock along the way. Nevertheless, after nearly four years, we felt that much of what we had anticipated for the company in terms of new indications for their cancer-fighting lineup of bio-engineered drugs was more fully reflected in the price. So we began to cut the position size, with all of the sales during the period occurring within approximately 20% of the stock's all-time high.

To be fair, the reduction in these two positions was far from perfect. We didn't (nor was it our intention to) sell the positions to zero. We believe both investments still have merits, and while both lost ground during the period, I am confident that the net result of our sales did indeed benefit the Fund's investors.

Holdings on the Positive Side of the Ledger

The top performer during the period was Celgene, an emerging powerhouse in the biotechnology field. In early 2006, the company started selling its cancer-fighting drug, Revlimid, and received Food and Drug Administration approval for both Revlimid and its Thalomid drugs to treat multiple myeloma, a bone marrow-based cancer. Excited by the potential, we added to our position.

Another leader was a new holding, casino and resort developer Las Vegas Sands, which operates properties in Las Vegas and the Chinese territory of Macau and holds the rights to build the first casino in Singapore. On Macau, the Sands' master-planned Cotai Strip has attracted luxury hotel partners such as Four Seasons Hotels, Starwood Hotels & Resorts Worldwide and Hilton Hotels, and its vast retail space is attracting similarly high-end names. As our conviction solidified that the Macau story is moving beyond simply gaming and into high-end resort development, we built up our initial stake in Las Vegas Sands.

We also added to our investment in ConocoPhillips, which continued to progress and is emblematic of the Fund's overweight investment in the "oil complex." As we have previously said, we are not believers in "$100 oil," but we do continue to believe there is an ongoing tightness in the oil complex globally, and we have purchased the stocks we think are best positioned to capitalize on this ongoing opportunity.

Janus Adviser Series July 31, 2006 11

Janus Adviser Forty Fund (unaudited)

There is a lot of skepticism about the sustainability of the imbalances currently present in the oil markets, as evidenced by ConocoPhillips's very low price/earnings multiple* of approximately 6.6. We continue to closely monitor supply increases, refining capacity and above all, global demand. While we expect continued volatility in these markets, we believe the natural decline curve of the world's reservoirs to be understated and the world's demand to be stronger than largely recognized, particularly in the Middle East.

Poor Performers Liquidated

Unsettled by near-term developments, we exited XM Satellite Radio Holdings, the worst performing position during the period. Questions surrounding 2006 sales forecasts for General Motors vehicles, the subscription radio service's leading automotive partner, cast uncertainty over the growth prospects for the company and we grew disenchanted with some programming decisions. We also exited health insurer Aetna, another laggard which reported an increase in medical costs and a drop in membership projections.

Fund Outlook

On the macro front, about six months ago I thought we would start to see interest rates begin to crest, thereby laying the foundation for an improving equities market. At the time of this writing, that has not happened as quickly as I anticipated. In fact, the continued rise in interest rates has been of some concern. The Federal Reserve now has raised rates 17 consecutive times, yet gross domestic product growth continues to be relatively strong with corresponding strength in the commodities markets, especially copper and gold. This, together with a continued weakness in the U.S. dollar, has the markets on edge. I do think that oil prices, commodity markets and interest rates will moderate, but the soft slowdown I was anticipating could end up being more abrupt.

Despite these continued macroeconomic headwinds, we believe there are still companies that will continue to thrive in this environment, and I am confident that our analysts will continue to do masterful work in uncovering those opportunities for our investors.

Thank you for your continued confidence and investment in Janus Adviser Forty Fund.

*Price/earnings multiple is a valuation ratio of a company's current share price compared to its per-share earnings.

Janus Adviser Forty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	2.79%
Occidental Petroleum Corp. Crude oil and natural gas company - U.S.	1.19%
Las Vegas Sands Corp. Casino hotel - U.S.	1.12%
Wells Fargo & Co. Diversified financial services company - U.S.	0.96%
Google, Inc. - Class A Web based search engine provider - U.S.	0.94%

5 Largest Detractors from Performance – Holdings

Contribution
XM Satellite Radio Holdings, Inc. - Class A Audio entertainment provider - U.S.	(1.57)%
Advance Auto Parts, Inc. Auto parts and accessories retailer - U.S.	(1.22)%
Electronic Arts, Inc. Entertainment software provider - U.S.	(0.83)%
Harrah's Entertainment, Inc. Casino, hotel and riverboat casino operator - U.S.	(0.79)%
eBay, Inc. Online marketplace - U.S.	(0.70)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	4.22%	24.99%	3.76%
Pharmaceuticals & Biotechnology	2.62%	9.87%	10.37%
Materials	0.92%	3.32%	2.11%
Banks	0.88%	4.67%	0.83%
Diversified Financials	0.85%	2.86%	3.71%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	(1.57)%	1.64%	3.12%
Retailing	(1.48)%	5.13%	6.31%
Technology Hardware & Equipment	(0.83)%	4.60%	10.47%
Software & Services	(0.64)%	10.52%	10.62%
Healthcare Equipment & Services	(0.64)%	17.73%	8.80%

12 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

ConocoPhillips Oil Companies - Integrated	5.4%
Celgene Corp. Medical - Biomedical and Genetic	4.6%
Wells Fargo & Co. Super-Regional banks	4.5%
Las Vegas Sands Corp. Casino Hotels	4.2%
Google, Inc. - Class A Web Portals/Internet Service Providers	4.1%
22.8%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

Janus Adviser Series July 31, 2006 13

Janus Adviser Forty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Since Inception*
Janus Adviser Forty Fund - A Shares
NAV	(1.35)%	3.76%		4.66%		12.07%
MOP	(7.03)%	(2.17)%		3.54%		11.41%
Janus Adviser Forty Fund - C Shares
NAV	(1.78)%	3.01%		4.10%		11.55%
CDSC	(2.77)%	1.98%
Janus Adviser Forty Fund - I Shares	(1.22)%	3.51%		4.66%		12.07%
Janus Adviser Forty Fund - R Shares	(1.61)%	3.30%		4.43%		11.85%
Janus Adviser Forty Fund - S Shares	(1.50)%	3.51%		4.66%		12.07%
Russell 1000® Growth Index	(2.82)%	(0.76)%		(0.64)%		3.82%
S&P 500® Index	3.34%	5.38%		2.82%		6.86%
Lipper Quartile - S Shares	N/A**	1	st	1	st	1	st
Lipper Ranking - S Shares based on total returns for Large-Cap Growth Funds	N/A**	52/707		5/480		1/201

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

*The predecessor fund's inception date - May 1, 1997

**The Lipper ranking for the Fund's S Shares is not available.

14 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$956.60	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$953.10	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.45
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$957.80	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$954.60	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$955.40	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

*Expenses are equal to the annualized expense ratio of 0.94% for A Shares, 1.69% for C Shares, 0.69% for I Shares, 1.45% for R Shares and 1.19% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Concentration may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2006 15

Janus Adviser Forty Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 85.5%
Agricultural Chemicals - 6.6%
488,970	Monsanto Co.	$21,020,820
459,605	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	43,432,673
379,688	Syngenta A.G.*	54,582,752
		119,036,245
Agricultural Operations - 2.2%
308,710	Archer-Daniels-Midland Co.	13,583,240
486,220	Bunge, Ltd.#	26,537,888
		40,121,128
Casino Hotels - 7.2%
900,555	Harrah's Entertainment, Inc.	54,132,361
1,210,425	Las Vegas Sands Corp.*	75,082,662
		129,215,023
Coal - 1.9%
695,075	Peabody Energy Corp.	34,684,243
Computers - 3.8%
493,095	Apple Computer, Inc.*	33,510,736
524,330	Research In Motion, Ltd. (U.S. Shares)*,#	34,411,778
		67,922,514
Computers - Memory Devices - 0.8%
1,347,460	EMC Corp.*	13,676,719
Cosmetics and Toiletries - 2.9%
907,310	Procter & Gamble Co.	50,990,822
Entertainment Software - 2.9%
1,114,690	Electronic Arts, Inc.*	52,513,046
Finance - Investment Bankers/Brokers - 2.9%
334,690	Goldman Sachs Group, Inc.	51,123,898
Food - Retail - 0.9%
288,215	Whole Foods Market, Inc.	16,575,245
Machinery - Farm - 0.9%
212,265	Deere & Co.	15,404,071
Medical - Biomedical and Genetic - 7.6%
1,716,410	Celgene Corp.*	82,198,874
680,580	Genentech, Inc.*,#	55,004,476
		137,203,350
Medical - Drugs - 1.4%
140,822	Roche Holding A.G.	25,061,979
Medical - HMO - 1.0%
379,925	UnitedHealth Group, Inc.	18,171,813
Medical Instruments - 2.9%
547,410	Intuitive Surgical, Inc.*	52,113,432
Oil Companies - Exploration and Production - 4.8%
826,425	Apache Corp.	58,238,170
372,128	EOG Resources, Inc.	27,593,291
		85,831,461
Oil Companies - Integrated - 11.3%
1,420,980	ConocoPhillips	97,536,066
726,900	Hess Corp.#	38,453,010
619,100	Occidental Petroleum Corp.	66,708,025
		202,697,101
Oil Refining and Marketing - 2.3%
613,210	Valero Energy Corp.	41,348,750

Shares or Principal Amount		Value
Optical Supplies - 2.2%
363,380	Alcon, Inc. (U.S. Shares)	$40,124,420
Retail - Apparel and Shoe - 2.0%
338,735	Industria de Diseno Textil S.A.	14,716,133
500,000	Under Armour, Inc. - Class A*	20,075,000
		34,791,133
Retail - Building Products - 1.3%
809,960	Lowe's Companies, Inc.	22,962,366
Retail - Restaurants - 0.7%
348,455	Starbucks Corp.*	11,938,068
Soap and Cleaning Preparations - 1.1%
494,015	Reckitt Benckiser PLC	19,822,245
Super-Regional Banks - 4.5%
1,121,740	Wells Fargo & Co.	81,146,672
Therapeutics - 3.9%
553,154	Amylin Pharmaceuticals, Inc.*	26,993,915
690,655	Gilead Sciences, Inc.*	42,461,470
		69,455,385
Web Portals/Internet Service Providers - 4.1%
191,715	Google, Inc. - Class A*	74,117,019
Wireless Equipment - 1.4%
716,565	QUALCOMM, Inc.	25,266,082
Total Common Stock (cost $1,260,123,559)		1,533,314,230
Money Markets - 12.5%
12,931,864	Janus Government Money Market Fund 5.21%	12,931,864
127,559,065	Janus Institutional Cash Reserves Fund 5.23%	127,559,065
83,933,071	Janus Money Market Fund, 5.26%	83,933,071
Total Money Markets (cost $224,424,000)		224,424,000
Other Securities - 1.2%
20,940,762	State Street Navigator Securities Lending Prime Portfolio† (cost $20,940,762)	20,940,762
Total Investments (total cost $1,505,488,321) – 99.2%		1,778,678,992
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		14,901,337
Net Assets – 100%		$1,793,580,329

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$26,537,888	1.5%
Canada	77,844,451	4.4%
Spain	14,716,133	0.8%
Switzerland	119,769,151	6.7%
United Kingdom	19,822,245	1.1%
United States††	1,519,989,124	85.5%
Total	$1,778,678,992	100.0%

††Includes Short-Term Securities and Other Securities (71.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

16 Janus Adviser Series July 31, 2006

Janus Adviser Orion Fund (unaudited)

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

Performance Overview

The stock market was volatile over the year, challenged by the headwinds of higher energy and oil prices and continued Federal Reserve (Fed) credit tightening. While these factors threatened to dampen corporate profits across many sectors, investors continued to reward companies that proved their ability to deliver strong earnings growth. Many of the companies held in the Fund delivered on, and sometimes exceeded, expectations.

Markets shook off concerns over the economic impact of last fall's hurricanes to make solid advances in the fourth quarter of 2005 and first quarter of 2006. Supporting these gains were relatively strong economic growth and healthy corporate earnings. Investors also began to hope for a near-term end to the Fed's sustained but measured campaign of interest rate hikes. This prospect dimmed in the second quarter of 2006, however, as oil prices tested new highs, aggravating inflation fears. Investors were also concerned that new Fed Chairman Ben Bernanke might fail to curb pricing pressures in the commodity markets, requiring more aggressive action to quell inflation and curb global economic growth. This threat pressured share prices at home and abroad, especially in the emerging markets. The resulting sell-off surprised me, given that it extended even to economies with strong fiscal policies and trade surpluses. I believe the rapid deterioration in many emerging markets was more attributable to investors' heightened risk aversion rather than to fundamental changes in the prospects for individual companies. Because I remained confident in the fundamentals for the international shares represented in the Fund, I held onto our positions even as others rushed for the doors.

Janus Adviser Orion Fund's S Shares returned 8.60% for the since inception period beginning August 1, 2005 through July 31, 2006, outpacing the Fund's primary benchmark, the Russell 3000® Growth Index, which declined 0.74% for the period.

Investment Strategy

I believe it's important to invest with a longer time horizon in mind and have therefore been working to focus on long-term prospects for every stock we analyze and own in the Fund. Few investors focus on the long-term because it is very difficult to do. I must admit that ignoring the short-term noise is challenging when almost every waking hour is spent thinking about companies, stocks and the market. Even the academic literature on investment psychology demonstrates that a short-term focus is wired into our "investment-DNA." The more I understand how this myopia colors investment decision-making, the more I believe that taking advantage of the mistakes caused by short-term thinking may lead to good results. That said, it is difficult to ignore some short-term data points on companies in the Fund that I believe are material to stock price movements. Don't expect me to completely disregard the short-term, but do expect me to endeavor to focus more on my long-term analysis. I believe thinking about the long-term competitive positioning of the businesses we own plays to my own strengths and those of the entire Janus research team.

Healthcare and Financial Stocks Supported Performance

This thinking is reflected in our investments. The Fund's strong performance was boosted by our stakes in some of the fastest growing companies with very wide competitive advantages protecting their businesses. One of these was Celgene, a leading developer of cancer compounds, which emerged as our strongest performer for the period. The stock gained more than 90% over the past twelve months. Even so, it is my opinion that the market continues to underestimate the size of the opportunity for Celgene's compounds and the profitability of its business model.

Performance also benefited from the Fund's overweight exposure to financial stocks, including CapitalSource and Chicago Mercantile Exchange. Another standout was Switzerland's ABB, a leading supplier of electricity transmission and distribution systems. The company has enjoyed continued success improving margins as it rationalizes its production facilities and takes advantage of a robust demand environment to drive improved pricing. ABB's leading market position, as well as its technological leadership, has translated into attractive returns. Aided by these fundamentals, the company reported that its net income doubled in the second quarter of 2006, powered by improved global demand. We believe demand for electricity should continue to grow at multiples of the rate of economic growth, providing a tailwind to the operational improvements the company is working to deliver.

Trimble Navigation was another strong performer. Trimble is a leader in GPS systems for industrial, farming, mining and construction industries. Trimble customers gain a very high return on their investment because its GPS systems drive cost savings through their accuracy and labor-saving efficiencies. Despite their appeal, market penetration by GPS systems so far

Janus Adviser Series July 31, 2006 17

Janus Adviser Orion Fund (unaudited)

remains relatively low. This suggests to us that Trimble should continue to demonstrate strong growth as it wins over new customers and market segments.

Select Technology Stocks Disappoint During the Period

Poor performers included Yahoo!, a leading web media and search company. The stock has come under pressure this year as Yahoo! reported disappointing financial results and disclosed the delayed release of its advertising management system. Another detractor, CNET Networks represents a collection of what we believe to be hard-to-replicate websites. Nonetheless, the stock has been pressured by two factors. First, revenue growth continues to disappoint. Second, management appears to be implicated in the options timing scandal that has impacted thousands of companies. In July, the company reported that it expects to restate past financial results to adjust for previous errors in the way it accounted for stock-based executive compensation. These developments prompted us to liquidate our position in CNET.

Another detractor was Tempur-Pedic, the leading branded memory-foam mattress and pillow manufacturer and marketer, which lost ground after announcing several consecutive disappointing quarters. I held onto a reduced stake in the company, due in part to our belief that Tempur-Pedic offers a differentiated brand capable of strong growth and industry-leading profit margins.

Outlook

Going forward, I remain optimistic that we can continue to identify great businesses at reasonable prices that should deliver strong operating results in most any economic environment. I remain committed to exacting fundamental research and individual stock selection, aimed at delivering exceptional long-term results to investors.

Thank you for your investment in Janus Adviser Orion Fund.

Janus Adviser Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	3.62%
CapitalSource, Inc. Small- and medium-sized business loan provider - U.S.	1.82%
Caemi Mineracao e Metalurgica S.A. Diversified minerals - Brazil	1.45%
Chicago Mercantile Exchange Holdings, Inc. Derivatives exchange operator - U.S.	1.45%
ABB, Ltd. Engineering - Research and Development services provider - Switzerland	1.26%

5 Largest Detractors from Performance – Holdings

Contribution
VistaPrint, Ltd. Global commercial printing provider - Bermuda	(1.42)%
Tempur-Pedic International, Inc. Foam mattresses, pillows, and miscellaneous products manufacturer - U.S.	(0.84)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.75)%
XM Satellite Radio Holdings, Inc. - Class A Audio entertainment provider - U.S.	(0.67)%
IAC/InterActiveCorp Interactive commerce company - U.S.	(0.57)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	3.83%	12.17%	10.27%
Diversified Financials	2.27%	8.68%	3.55%
Healthcare Equipment & Services	1.41%	10.41%	8.99%
Capital Goods	1.27%	2.04%	11.19%
Materials	1.17%	4.64%	2.24%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Software & Services	(1.72)%	4.90%	10.71%
Retailing	(1.53)%	7.61%	6.25%
Media	(1.10)%	2.12%	3.01%
Consumer Durables & Apparel	(0.56)%	5.43%	1.69%
Semiconductors & Semiconductor Equipment	(0.25)%	2.34%	5.57%

18 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Dade Behring Holdings, Inc. Diagnostic Kits	8.0%
CapitalSource, Inc. REIT - Mortgages	5.5%
Celgene Corp. Medical - Biomedical and Genetic	4.3%
VistaPrint, Ltd. Printing - Commercial	4.2%
ABB, Ltd. Engineering - Research and Development Services	4.1%
26.1%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 16.1% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006

Janus Adviser Series July 31, 2006 19

Janus Adviser Orion Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	Since Inception*
Janus Adviser Orion Fund - A Shares
NAV	2.64%	8.80%
MOP	(3.29)%	2.54%
Janus Adviser Orion Fund - C Shares
NAV	2.27%	8.00%
CDSC	1.25%	6.92%
Janus Adviser Orion Fund - I Shares	2.83%	7.01%
Janus Adviser Orion Fund - R Shares	2.46%	8.30%
Janus Adviser Orion Fund - S Shares	2.55%	8.60%
Russell 3000® Growth Index	(2.51)%	(0.74)%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to July 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to July 31, 2006 without the effect of any fee and expense limitation or waivers.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - August 1, 2005

20 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$970.60	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$966.90	$11.27
Hypothetical (5% return before expenses)	$1,000.00	$1,013.34	$11.53
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$971.50	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$967.80	$9.86
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	$10.09
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$969.60	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90

*Expenses are equal to the annualized expense ratio of 1.55% for A Shares, 2.31% for C Shares, 1.27% for I Shares, 2.02% for R Shares and 1.78% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Janus Adviser Series July 31, 2006 21

Janus Adviser Orion Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 90.4%
Airlines - 0.8%
425	Copa Holdings S.A. - Class A (U.S. Shares)	$9,690
Beverages - Wine and Spirits - 3.1%
4,025	Davide Campari - Milano S.P.A.	39,487
Building - Residential and Commercial - 1.5%
535	Desarrolladora Homex S.A. (ADR)*	19,795
Cellular Telecommunications - 3.4%
1,230	America Movil S.A. de C.V. - Series L (ADR)	44,009
Chemicals - Specialty - 2.2%
525	Cytec Industries, Inc.	28,040
Commercial Banks - 2.6%
620	Banco Marcro Bansud S.A. (ADR)	12,524
1,000	Banco Nossa Caixa S.A.	20,708
		33,232
Commercial Services - 2.5%
735	CoStar Group, Inc.*	31,877
Computers - 1.6%
325	Research In Motion, Ltd. (U.S. Shares)*	21,330
Diagnostic Kits - 8.0%
2,540	Dade Behring Holdings, Inc.	103,453
Diversified Minerals - 2.4%
1,562	Companhia Vale do Rio Doce - Preference Shares	31,089
E-Commerce/Products - 1.0%
500	Submarino S.A.*	9,411
100	Submarino S.A. (GDR) (144A)*	3,762
		13,173
E-Commerce/Services - 1.6%
850	IAC/InterActiveCorp*	20,154
Electronic Components - Semiconductors - 1.8%
1,240	MIPS Technologies, Inc.*	7,849
530	Texas Instruments, Inc.	15,784
		23,633
Electronic Measuring Instruments - 2.4%
640	Trimble Navigation, Ltd.*	30,739
Engineering - Research and Development Services - 4.1%
4,120	ABB, Ltd.	53,235
Entertainment Software - 1.1%
295	UbiSoft Entertainment S.A.*	14,320
Finance - Other Services - 4.1%
85	Chicago Mercantile Exchange Holdings, Inc.	39,202
1,400	MarketAxess Holdings, Inc.*	14,224
		53,426
Home Furnishings - 1.3%
1,145	Tempur-Pedic International, Inc.*	16,603
Investment Management and Advisory Services - 3.8%
1,080	National Financial Partners Corp.	48,643
Medical - Biomedical and Genetic - 4.3%
1,165	Celgene Corp.*	55,792
Medical - Drugs - 3.3%
236	Roche Holding A.G.	42,001
Medical - Generic Drugs - 1.5%
605	Teva Pharmaceutical Industries, Ltd. (ADR)	20,013

Shares or Principal Amount		Value
Medical Instruments - 1.6%
215	Intuitive Surgical, Inc.*	$20,468
Multi-Line Insurance - 2.9%
785	Assurant, Inc.	37,813
Printing - Commercial - 4.2%
2,425	VistaPrint, Ltd.*	53,641
REIT - Mortgages - 5.5%
2,989	CapitalSource, Inc.	70,510
Steel - Producers - 1.0%
393	Companhia Siderurgica Nacional S.A. (ADR)	12,706
Storage and Warehousing - 2.3%
970	Mobile Mini, Inc.*	29,701
Sugar - 1.0%
1,384	Bajaj Hindusthan, Ltd.	9,872
400	Bajaj Hindusthan, Ltd. (GDR) (144A)	2,853
		12,725
Telecommunication Services - 2.9%
1,215	NeuStar, Inc. - Class A*	37,495
Therapeutics - 1.5%
335	United Therapeutics Corp.*	19,869
Transportation - Marine - 1.3%
410	Alexander & Baldwin, Inc.	16,441
Transportation - Railroad - 1.6%
300	All America Latina Logistica (GDR)	20,382
Transportation - Services - 2.2%
270	FedEx Corp.	28,272
Web Hosting/Design - 1.4%
340	Equinix, Inc.*	17,809
Web Portals/Internet Service Providers - 1.9%
925	Yahoo!, Inc.*	25,105
Wireless Equipment - 0.7%
260	Crown Castle International Corp.*	9,160
Total Common Stock (cost $1,080,149)		1,165,831
Money Markets - 8.2%
1,900	Janus Government Money Market Fund 5.21%	1,900
52,825	Janus Institutional Cash Reserves Fund 5.23%	52,825
51,275	Janus Money Market Fund 5.26%	51,275
Total Money Markets (cost $106,000)		106,000
Total Investments (total cost $1,186,149) – 98.6%		1,271,831
Cash, Receivables and Other Assets, net of Liabilities – 1.4%		17,899
Net Assets – 100%		$1,289,730

See Notes to Schedules of Investments and Financial Statements.

22 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$12,524	1.0%
Bermuda	53,641	4.2%
Brazil	98,058	7.7%
Canada	21,330	1.7%
France	14,320	1.1%
India	12,725	1.0%
Israel	20,013	1.6%
Italy	39,487	3.1%
Mexico	63,804	5.0%
Panama	9,690	0.8%
Switzerland	95,236	7.5%
United States††	831,003	65.3%
Total	$1,271,831	100.0%

††Includes Short-Term Securities (57.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 23

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Jonathan Coleman

portfolio manager

Performance Overview

During the 12 months ended July 31, 2006, Janus Adviser Mid Cap Growth Fund's S Shares advanced 4.49%. The Fund's primary benchmark, the Russell Midcap® Growth Index, returned 2.98% and the Fund's secondary benchmark, the S&P MidCap 400 Index, returned 4.28% for the same time period.

The Fund's performance is reassuring, considering it occurred during a time of significant volatility during which our focus on constructing a diversified portfolio occasionally worked against us. Regardless of any volatility, rest assured that we will not change our investment philosophy to chase momentary hot trends. Rather, we will continue to look for companies with strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital, and appropriate valuations which we believe provide a reasonable risk/reward tradeoff.

While the market's modest returns might suggest somewhat muted volatility, the past 12 months have actually been just the opposite, particularly for small- and mid-sized companies. While deciphering the exact reasons for market strength (or weakness) in any period can be perilous, let me offer a couple of suggestions.

After significant short-term weakness in the aftermath of Hurricane Katrina, the market rebounded as consumer spending proved to be resilient. By May 2006, sentiment turned significantly negative, with concern about future economic growth and inflation dominating investor psychology. Looking at producer price index and consumer price index data, we saw indications of slight price increases. Yet the market became quite concerned with the specter of higher inflation. Federal Reserve Chairman Ben Bernanke's tough stance against inflationary pressures and a commitment to continue raising interest rates contributed to the market's unease. I believe over the longer term, his positioning may enhance efforts to ease upward pressures on prices, as he stresses that he will remain vigilant in fighting them. As long as the economy doesn't slow down materially due to higher interest rates, this could eventually be a positive catalyst for the market.

Early in calendar year 2006, market strength was also relatively concentrated, with certain groups experiencing very significant price moves in short periods of time. Of particular strength were the transportation, telecommunications services and materials industries, which have been experiencing accelerating demand for their products and services, driven in large part by a surge in capital spending after several years of retrenchment.

Given our long-standing investment philosophy that we should have exposure to a broad array of industries rather than a highly concentrated portfolio, there are inevitably periods when our breadth of holdings works against us. That certainly happened at times during the last 12 months. Nevertheless, I do believe that over an entire cycle of up and down markets, the approach has considerable merit.

Investment Strategy

As always, there were certain sectors that were positive or negative contributors to the Fund's relative performance. Contributing to relative performance were holdings in the media, capital goods, and pharmaceuticals and biotechnology sectors. Detractors included the energy, materials, and software and services groups.

Biotechnology, Heavy Equipment and RV Manufacturer Stocks Boosted Performance

I'd like to discuss a few stocks that worked well for us during the period and give you some context on how they fit into our investment philosophy.

Of particular strength was longtime holding Celgene, which I have written about in past letters. In late December 2005, the biotechnology company received Federal Drug Administration (FDA) approval for its cancer-fighting agent Revlimid and the initial market uptake appeared positive. On June 29, the FDA approved Revlimid to treat a second condition, bone-marrow cancer multiple myeloma, which expands its potential market. Furthermore, in May, the FDA approved Celgene's Thalomid, an existing drug, to treat newly diagnosed multiple myeloma.

Industrial heavy equipment manufacturer Terex produced very strong results during the period, aided by increasing demand for its mining, crane and aerial lift businesses. We became interested in Terex after meeting with the company in early

24 Janus Adviser Series July 31, 2006

(unaudited)

2005 and spending time understanding management's strategic priorities. Several years ago Terex undertook a strategic review of the business, deciding to de-emphasize acquisitions and instead focus on driving returns on invested capital higher. The company has been able to do this by improving operating margins and reducing its working capital, such as inventories and accounts receivable, which unnecessarily tie up cash. Our investment philosophy has consistently been predicated on investing in companies that are growing revenues and earnings while also increasing returns on invested capital. Terex has done just that, showing impressive operating leverage in recent quarters while posting solid increases in revenue and earnings. These factors led to very strong share price performance. As Terex has become more fairly valued by the market, we have used the opportunity to trim our position.

Towable recreational vehicle (RV) manufacturer Thor Industries is perhaps best known for its iconic Airstream trailer brand. Thor is run by CEO Wade Thompson, who purchased a loss-making Airstream from conglomerate Beatrice International Holdings in 1980. Mr. Thompson is a manager who thinks like an owner, because he in fact owns 30% of the company. As a result, he allocates capital with the care that we value in our core holdings and rewards his managers who expand market share and do so profitably. The proof is in the numbers. Thor has been profitable every year since going public in 1987 and boasts returns on invested capital around 30% in an industry where many competitors struggle with profitability. We believe that Thor can capitalize on a demographic tailwind as baby boomers enter their retirement years. The propensity to purchase an RV increases dramatically after the age of 50 and we believe Thor has the product breadth to serve the demand. Thor's business has held up very well in spite of the increases in gasoline prices, in part because the majority of its sales are in towable RVs, as opposed to larger more expensive motorized RVs. Consumers have traded down to the cheaper product, which has benefited Thor at the expense of some competitors. While we admire Thor and its management tremendously, we have used the strength in the stock to lighten our stake.

Healthcare Industry Holdings Detracted from Performance

I'd also like to discuss some of our losers in the period, explain our investment rationale, and tell you what we have done in response to the disappointments.

The worst performer during the period, biotechnology firm Neurocrine Biosciences, plummeted after the FDA issued a non approvable letter for Indiplon, a drug for sleep disorders. We liquidated our stake after concluding that Neurocrine needed to perform additional clinical trials and that its marketing partner Pfizer would likely drop the drug. We were very surprised by the FDA's decision as the data Neurocrine had presented appeared to be sufficient to warrant approval. I think our mistake in analyzing the company was that, ultimately, the product was not differentiated enough from two existing sleep agents already on the market. We will take these lessons to heart and focus our investments in biotechnology companies in the future on truly differentiated drugs.

A turnaround effort at Owens-Illinois, one of the largest glass bottle manufacturers in the world has been slow to materialize and worked against us in the period. Long run as a low-return business with little cash flow, Owens is working to improve its cash flow levels and returns on capital. As the company has closed some plants and reduced excess inventory, cash flow has risen impressively, which indicates to us that the strategy is solid, although it's still early in the turnaround process. The company suffered from an ill-timed hedge on natural gas prices that hasn't allowed it to benefit from falling prices in the open market. Despite the near-term disappointments, we believe the investment thesis is still solid and we increased our stake.

Summary

My utmost concern is to perform well in all types of market environments, regardless of the macro themes. To accomplish this, I go about constructing the Fund with what I believe is the appropriate balance of defensive growth and aggressive growth names. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

Janus Adviser Series July 31, 2006 25

Janus Adviser Mid Cap Growth Fund (unaudited)

Janus Adviser Mid Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	2.38%
Terex Corp. Diversified global manufacturer - U.S.	1.12%
Thor Industries, Inc. Recreation vehicles and small- and mid-size buses manufacturer - U.S.	0.67%
EOG Resources, Inc. Oil and gas company - U.S.	0.66%
Crown Castle International Corp. Wireless infrastructure operator - U.S.	0.62%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.93)%
NVR, Inc. Residential and commercial builder - U.S.	(0.81)%
Owens-Illinois, Inc. Plastic and glass packaging manufacturer - U.S.	(0.59)%
Invitrogen Corp. Molecular biology research product provider - U.S.	(0.43)%
NAVTEQ Corp. Navigable database provider - U.S.	(0.35)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	1.43%	8.04%	5.74%
Diversified Financials	1.40%	5.98%	4.62%
Capital Goods	1.28%	4.51%	7.73%
Telecommunication Services	1.03%	3.80%	1.57%
Transportation	0.95%	5.32%	2.18%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Consumer Durables & Apparel	(1.32)%	5.89%	4.82%
Retailing	(0.92)%	4.14%	7.23%
Semiconductors & Semiconductor Equipment	(0.48)%	7.14%	7.29%
Software & Services	(0.47)%	8.44%	7.22%
Materials	(0.42)%	3.69%	3.02%

26 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

EOG Resources, Inc. Oil Companies - Exploration And Production	3.2%
Lamar Advertising Co. Advertising Sales	3.1%
T. Rowe Price Group, Inc. Investment Management And Advisory Services	2.7%
Dean Foods Co. Food - Dairy Products	2.5%
Celgene Corp. Medical - Biomedical And Genetic	2.4%
13.9%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 0.3% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

Janus Adviser Series July 31, 2006 27

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Mid Cap Growth Fund - A Shares
NAV	(0.32)%	4.78%		2.49%		6.78%	9.68%
MOP	(6.06)%	(1.23)%		1.38%		6.25%	9.48%
Janus Adviser Mid Cap Growth Fund - C Shares
NAV	(0.75)%	3.99%		1.97%		6.25%	9.13%
CDSC	(1.75)%	2.95%
Janus Adviser Mid Cap Growth Fund - I Shares	(0.18)%	4.49%		2.49%		6.78%	9.68%
Janus Adviser Mid Cap Growth Fund - R Shares	(0.61)%	4.24%		2.28%		6.56%	9.55%
Janus Adviser Mid Cap Growth Fund - S Shares	(0.46)%	4.49%		2.49%		6.78%	9.68%
Russell Midcap® Growth Index	(1.12)%	2.98%		5.46%		8.94%	9.67%
S&P MidCap 400 Index	(2.10)%	4.28%		9.00%		14.29%	13.52%
Lipper Quartile - S Shares	N/A**	1	st	3	rd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Mid-Cap Growth Funds	N/A**	137/587		216/365		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Funds that emphasize investments in smaller companies may experience greater price volatility.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

28 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$937.90	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$934.40	$7.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$939.30	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$935.70	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$936.90	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the annualized expense ratio of 0.90% for A Shares, 1.65% for C Shares, 0.66% for I Shares, 1.41% for R Shares and 1.15% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series July 31, 2006 29

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.2%
Advertising Sales - 3.1%
60,087	Lamar Advertising Co.*	$2,946,665
Agricultural Chemicals - 1.5%
15,505	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)#	1,465,223
Airlines - 1.1%
18,260	Ryanair Holdings PLC (ADR)*,#	1,031,873
Applications Software - 0.4%
11,060	Citrix Systems, Inc.*	351,376
Batteries and Battery Systems - 0.5%
7,795	Energizer Holdings, Inc.*	495,996
Broadcast Services and Programming - 0.4%
30,520	CKX, Inc.*,#	358,305
Building - Mobile Home and Manufactured Homes - 0.4%
8,060	Thor Industries, Inc.#	345,290
Building - Residential and Commercial - 0.7%
1,415	NVR, Inc.*,#	700,425
Casino Hotels - 0.6%
4,825	Boyd Gaming Corp.#	161,831
6,915	Station Casinos, Inc.#	379,356
		541,187
Casino Services - 0.9%
25,190	Scientific Games Corp. - Class A*,#	855,704
Cellular Telecommunications - 0.5%
8,500	N.I.I. Holdings, Inc.*	448,630
Coal - 0.4%
22,945	Alpha Natural Resources, Inc.*,#	371,021
Commercial Banks - 0.7%
6,830	Commerce Bancorp, Inc.#	232,015
10,540	SVB Financial Group*,#	472,403
		704,418
Commercial Services - 1.5%
10,195	CoStar Group, Inc.*	442,157
24,477	Iron Mountain, Inc.*,#	1,003,557
		1,445,714
Commercial Services - Finance - 2.9%
23,890	Jackson Hewitt Tax Service, Inc.#	815,366
16,415	Moody's Corp.	900,855
30,602	Paychex, Inc.	1,045,976
		2,762,197
Computer Services - 2.1%
48,640	Ceridian Corp.*	1,167,846
25,945	IHS, Inc. - Class A*,#	822,716
		1,990,562
Computers - 1.0%
13,690	Apple Computer, Inc.*	930,372
Computers - Memory Devices - 0.5%
9,290	SanDisk Corp.*	433,471
Consulting Services - 0.5%
34,700	Gartner Group, Inc.*	494,128
Containers - Metal and Glass - 3.5%
59,795	Ball Corp.	2,290,148
67,110	Owens-Illinois, Inc.*	1,015,374
		3,305,522

Shares or Principal Amount		Value
Data Processing and Management - 0.6%
20,620	NAVTEQ Corp.*	$581,072
Dental Supplies and Equipment - 1.0%
27,420	Patterson Companies, Inc.*,#	911,989
Diagnostic Kits - 2.2%
52,420	Dade Behring Holdings, Inc.	2,135,067
Distribution/Wholesale - 0.7%
49,500	Esprit Holdings, Ltd.	376,496
156,200	Li & Fung, Ltd.	327,268
		703,764
Diversified Operations - 0.6%
2,079,140	Polytec Asset Holdings, Ltd.*,§	540,509
E-Commerce/Products - 0.3%
8,800	Submarino S.A. (GDR) (144A)*	331,037
E-Commerce/Services - 1.0%
40,360	IAC/InterActiveCorp*,#	956,936
Electric Products - Miscellaneous - 1.1%
24,905	AMETEK, Inc.	1,056,470
Electronic Components - Semiconductors - 1.8%
40,180	Advanced Micro Devices, Inc.*	779,090
25,250	International Rectifier Corp.*,#	900,163
		1,679,253
Electronic Measuring Instruments - 1.0%
19,355	Trimble Navigation, Ltd.*	929,621
Entertainment Software - 1.6%
78,163	Activision, Inc.*,#	934,048
12,425	Electronic Arts, Inc.*	585,342
		1,519,390
Fiduciary Banks - 0.7%
11,535	Northern Trust Corp.	658,649
Finance - Investment Bankers/Brokers - 0.4%
16,315	optionsXpress Holdings, Inc.	427,127
Finance - Other Services - 1.5%
3,090	Chicago Mercantile Exchange Holdings, Inc.	1,425,108
Food - Canned - 0.8%
32,419	TreeHouse Foods, Inc.*	776,759
Food - Dairy Products - 2.5%
64,145	Dean Foods Co.*	2,407,362
Food - Retail - 0.3%
4,765	Whole Foods Market, Inc.	274,035
Hotels and Motels - 0.5%
9,115	Starwood Hotels & Resorts Worldwide, Inc.	479,267
Industrial Automation and Robotics - 0.6%
9,340	Rockwell Automation, Inc.	578,893
Instruments - Controls - 0.4%
6,845	Mettler-Toledo International, Inc.*	421,173
Instruments - Scientific - 1.1%
14,166	Fisher Scientific International, Inc.*	1,049,842
Insurance Brokers - 0.5%
13,465	Willis Group Holdings, Ltd.#	438,016
Internet Connectivity Services - 0.3%
15,865	Redback Networks, Inc.*,#	245,273
Internet Content - Information/News - 0.2%
24,940	CNET Networks, Inc.*,#	210,494

See Notes to Schedules of Investments and Financial Statements.

30 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Investment Management and Advisory Services - 3.2%
10,025	National Financial Partners Corp.	$451,526
62,190	T. Rowe Price Group, Inc.	2,569,068
		3,020,594
Machinery - Construction and Mining - 0.6%
12,950	Terex Corp.*	580,678
Machinery - Pumps - 0.6%
14,050	Graco, Inc.	552,025
Medical - Biomedical and Genetic - 3.3%
48,550	Celgene Corp.*	2,325,059
13,780	Invitrogen Corp.*,#	851,466
		3,176,525
Medical - Drugs - 0.5%
10,150	Forest Laboratories, Inc.*	470,047
Medical - HMO - 2.1%
38,415	Coventry Health Care, Inc.*	2,024,471
Medical - Nursing Homes - 1.1%
20,950	Manor Care, Inc.	1,048,548
Medical Instruments - 0.9%
3,750	Intuitive Surgical, Inc.*	357,000
14,730	Kyphon, Inc.*,#	501,704
		858,704
Medical Labs and Testing Services - 0.4%
7,635	Covance, Inc.*	486,808
Medical Products - 1.0%
21,595	Varian Medical Systems, Inc.*	978,685
Metal Processors and Fabricators - 1.0%
15,655	Precision Castparts Corp.	933,821
Motion Pictures and Services - 0.5%
54,080	Lions Gate Entertainment Corp. (U.S. Shares)*,#	502,403
Multi-Line Insurance - 1.1%
21,200	Assurant, Inc.	1,021,204
Networking Products - 0.3%
22,950	Juniper Networks, Inc.*	308,678
Oil Companies - Exploration and Production - 4.2%
14,940	Chesapeake Energy Corp.#	491,526
41,590	EOG Resources, Inc.	3,083,898
12,085	Forest Oil Corp.*	404,968
		3,980,392
Pipelines - 2.3%
21,760	Kinder Morgan, Inc.	2,219,520
Power Converters and Power Supply Equipment - 0.3%
5,935	Hubbell, Inc.	278,945
Property and Casualty Insurance - 0.8%
21,340	W. R. Berkley Corp.	768,240
Publishing - Periodicals - 0.5%
45,725	Playboy Enterprises, Inc. - Class B*	446,276
Real Estate Operating/Development - 0.3%
6,700	St. Joe Co.	300,830
Recreational Vehicles - 0.4%
10,750	Polaris Industries, Inc.#	410,865
Reinsurance - 1.4%
427	Berkshire Hathaway, Inc. - Class B*	1,301,069

Shares or Principal Amount		Value
REIT - Mortgages - 1.1%
46,087	CapitalSource, Inc.#	$1,087,192
Respiratory Products - 1.4%
36,825	Respironics, Inc.*	1,310,234
Retail - Apparel and Shoe - 1.4%
17,705	Abercrombie & Fitch Co. - Class A	937,656
10,655	Nordstrom, Inc.	365,467
		1,303,123
Retail - Gardening Products - 0.7%
14,605	Tractor Supply Co.*,#	668,033
Retail - Office Supplies - 1.9%
16,870	Office Depot, Inc.*	608,164
53,662	Staples, Inc.	1,160,172
		1,768,336
Schools - 0.5%
10,182	Apollo Group, Inc. - Class A*	481,812
Semiconductor Components/Integrated Circuits - 2.9%
84,725	Cypress Semiconductor Corp.*,#	1,286,973
12,535	Linear Technology Corp.	405,507
57,130	Marvell Technology Group, Ltd.*,#	1,059,762
		2,752,242
Telecommunication Services - 1.8%
34,790	Amdocs, Ltd. (U.S. Shares)*	1,262,181
28,025	Time Warner Telecom, Inc. - Class A*,#	469,419
		1,731,600
Television - 0.6%
16,849	Univision Communications, Inc. - Class A*	562,757
Therapeutics - 1.7%
20,725	Gilead Sciences, Inc.*	1,274,173
5,245	United Therapeutics Corp.*	311,081
		1,585,254
Toys - 1.1%
59,465	Marvel Entertainment, Inc.*	1,051,341
Transportation - Equipment and Leasing - 0.3%
8,055	GATX Corp.	315,675
Transportation - Marine - 0.5%
12,985	Alexander & Baldwin, Inc.	520,699
Transportation - Railroad - 1.1%
25,830	Canadian National Railway Co. (U.S. Shares)	1,043,274
Transportation - Services - 1.9%
22,400	C.H. Robinson Worldwide, Inc.#	1,025,472
17,420	Expeditors International of Washington, Inc.	792,087
		1,817,559
Transportation - Truck - 1.9%
19,155	Con-Way, Inc.	947,789
19,120	Landstar System, Inc.	816,233
		1,764,022
Web Hosting/Design - 1.0%
17,410	Equinix, Inc.*	911,936
Wireless Equipment - 1.7%
46,480	Crown Castle International Corp.*	1,637,490
Total Common Stock (cost $66,419,288)		90,697,092

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 31

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Equity-Linked Structured Notes - 0.8%
Finance - Investment Bankers/Brokers - 0.8%
8,135	Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)§	$388,690
8,135	Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)§	387,714
Total Equity-Linked Structured Notes (cost $766,968)		776,404
Money Market - 2.3%
2,189,000	Janus Money Market Fund, 5.26% (cost $2,189,000)	2,189,000
Other Securities - 13.3%
12,623,437	State Street Navigator Securities Lending Prime Portfolio† (cost $12,623,437)	12,623,437
Total Investments (total cost $81,998,693) – 111.6%		106,285,933
Liabilities, net of Cash, Receivables and Other Assets – (11.6)%		(11,081,170)
Net Assets – 100%		$95,204,763

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,201,542	2.1%
Brazil	331,037	0.3%
Canada	3,010,900	2.8%
Cayman Islands	540,509	0.5%
Ireland	1,031,873	1.0%
United Kingdom	1,262,181	1.2%
United States††	97,907,891	92.1%
Total	$106,285,933	100.0%

††Includes Short-Term Securities and Other Securities (78.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

32 Janus Adviser Series July 31, 2006

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade

co-portfolio manager

Brian Schaub

co-portfolio manager

Performance Overview

To begin with, we would like to express our excitement over the opportunity to manage your investment, and our commitment to rewarding your confidence by delivering strong long-term performance. We would also like to address the Fund's performance over the past 12 months, a period of heightened volatility for the financial markets. Most major market indices ended the period in positive territory, despite soaring fuel prices, elevated inflation expectations and restrictive Federal Reserve (Fed) monetary policy. In the first half of the period, markets faced concerns over the impact of Hurricane Katrina, but gained renewed strength in the fourth quarter of 2005 as investors recognized the economy's underlying strength. Relatively healthy corporate earnings performance helped propel additional market gains through the first quarter of 2006, aided by hopes that the Fed might soon halt its measured credit tightening campaign. The second quarter proved more difficult, however, as inflation fears gained more urgency and the Fed continued to raise interest rates. The most recent rate hike, at the end of June, took the Federal Funds rate to 5.25%, up 200 basis points from the start of the performance period. Concerns over the economic impact of more restrictive central bank policy spread to the international arena, prompting a sharp sell-off in emerging market shares.

For the since inception period ended July 31, 2006, Janus Adviser Small-Mid Growth Fund's S Shares returned 6.20% outperforming the Fund's benchmark, the Russell 2500TM Growth Index, which returned 1.97%. The Fund's inception date is August 1, 2005.

Fund Strategy

Like our predecessor Ron Sachs, we remain committed to a disciplined, bottom-up investment process that capitalizes on Janus' in-depth research. We focus on what we believe to be solid growth companies that can generate sustainable revenue and cash flow growth.

Focus Media, Cosan and Intuitive Surgical Contributed to Performance

The Fund benefited from exceptional performance by media shares such as Chinese advertising firm Focus Media, the top performer for the period. Focus Media targets customers through the use of liquid crystal display (LCD) panels deployed in 44 major Chinese cities.

Cosan, a Brazilian company that refines sugar and ethanol from sugar cane, was another standout. Growing wealth in developing countries has led to an increase in sugar consumption, which in turn has led to a global sugar shortage. On the supply side, the removal of global tariffs – in Europe especially – is causing a decline in the most uneconomical production processes. Furthermore, rising energy costs have put upward pressure on alternative fuels, including ethanol, further affecting the supply/demand balance. The easiest way to produce ethanol is to refine sugar cane and the most efficient producers today can make it for $1 per gallon. This puts the breakeven of ethanol production at about $23 per barrel of crude oil, which suggests attractive long-term potential for Cosan.

Trimble Navigation also performed quite well during the period. The company's dominant position in GPS-based navigation for the construction and agricultural markets continued to deliver impressive growth in both revenues and earnings. Given the cost savings propositions of its products and low adoption rates among its customer base, we believe the company's growth profile remains attractive. Trimble has also used its technology to create complementary products in adjacent markets. We believe the company's Mobile Solutions has the potential to be a very solid contributor to overall top and bottom line results going forward.

U.S.-based Intuitive Surgical, another strong contributor, has seen a marked increase in placements of its minimally invasive robotic surgery tools known as the da Vinci® Surgical System. Placements are a critical driver of future growth: the growing number of operating rooms outfitted with the da Vinci® System should lead to incremental procedure volumes and provide a recurring revenue stream. The da Vinci® Surgical System is quickly becoming the gold standard with respect to prostactomies, and the company is gaining traction in other procedures, such as complex hysterectomies. We find Intuitive Surgical's growth prospects very compelling

Detractors included Internet, Telecommunications and Healthcare Stocks

The Fund's results were hindered by its stake in March Networks, a provider of Internet protocol (IP) based digital video surveillance solutions. While the company offers some attractive fundamentals, Cisco Systems acquired a competitor in March's industry soon after our purchase of March's stock. Looking back, the purchase of March's stock was ill-timed and the position was liquidated before we assumed management of the Fund.

Janus Adviser Series July 31, 2006 33

Janus Adviser Small-Mid Growth Fund (unaudited)

Performance was also hampered by the Fund's stake in Hikari Tsushin, a Japanese company focusing primarily on providing financial call center outsourcing services for insurance companies. Hikari's stock fell in sympathy with other Japanese companies spooked by the recent scandal in which Livedoor was accused of doctoring its financial reports, and the position was liquidated before we assumed management of the Fund (Livedoor is not a Fund holding).

Another detractor, Taro Pharmaceutical focuses on generic ointments and creams, a business that has some very attractive characteristics owing to the limited number of competitors that typically enter each product category. Taro also has superior product line breadth. Unfortunately, Taro's recent results show that the competitive dynamics in its businesses are similar to the cutthroat competition in the pill-based generics industry. Following a reevaluation of Taro's businesses, and before we assumed management of the Fund, the position was liquidated.

Looking Forward

Opportunity abounds in the small- and mid-cap markets, and we look forward to identifying companies poised for growth. We remain committed to a basic strategy of purchasing what we believe to be great businesses at attractive prices. Finally, we will continue to position the Fund with what we see as favorable risk/reward opportunities, taking advantage of market volatility in an attempt to generate superior long-term results.

Thank you for your investment in Janus Adviser Small-Mid Growth Fund.

Janus Adviser Small-Mid Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Focus Media Holding, Ltd. (ADR) Out-of-home advertising network operator - Cayman Islands	3.50%
Submarino S.A. Online retailer - U.S.	2.05%
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	1.88%
Ligand Pharmaceuticals, Inc. Medical drug developer - U.S.	1.57%
Cosan S.A. Industria e Comercio Food and beverage producer and distributor - Brazil	1.39%

5 Largest Detractors from Performance – Holdings

Contribution
Tempur-Pedic International, Inc. Foam mattresses, pillows, and miscellaneous products manufacturer - U.S.	(1.62)%
March Networks Corp. Internet applications software - Canada	(1.33)%
Universal American Financial Corp. Life and accident and health insurance holding company - U.S.	(0.78)%
Spectrum Brands, Inc. Consumer products provider - U.S.	(0.72)%
Bankrate, Inc. Financial services website provider - U.S.	(0.71)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	3.31%	2.86%	2.35%
Transportation	3.17%	7.47%	2.44%
Pharmaceuticals & Biotechnology	2.31%	8.45%	6.74%
Food Beverage & Tobacco	1.03%	2.08%	0.44%
Healthcare Equipment & Services	1.02%	10.17%	11.62%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Consumer Durables & Apparel	(3.04)%	3.42%	2.95%
Software & Services	(2.82)%	8.99%	10.52%
Consumer Services	(1.28)%	1.16%	5.34%
Semiconductors & Semiconductor Equipment	(0.92)%	5.02%	4.65%
Household & Personal Products	(0.79)%	1.19%	0.82%

34 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Trimble Navigation, Ltd. Electronic Measuring Instruments	3.7%
Equinix, Inc. Web Hosting/Design	3.3%
Stericycle, Inc. Hazardous Waste Disposal	2.5%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.2%
Horizon Lines, Inc. - Class A Transportation - Marine	2.2%
13.9%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 0.7% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006

Janus Adviser Series July 31, 2006 35

Janus Adviser Small-Mid Growth Fund (unaudited)

Performance

Cumulative Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	Since Inception*
Janus Adviser Small-Mid Growth Fund - A Shares NAV	0.38%	6.50%
MOP	(5.42)%	0.38%
Janus Adviser Small-Mid Growth Fund - C Shares NAV	0.09%	5.90%
CDSC	(0.91)%	4.84%
Janus Adviser Small-Mid Growth Fund - I Shares	0.47%	4.68%
Janus Adviser Small-Mid Growth Fund - R Shares	0.00%	5.90%
Janus Adviser Small-Mid Growth Fund - S Shares	0.19%	6.20%
Russell 2500TM Growth Index	(0.14)%	1.97%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to July 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to July 31, 2006 without the effect of any fee and expense limitation or waivers.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - August 1, 2005

36 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$902.50	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$900.50	$10.70
Hypothetical (5% return before expenses)	$1,000.00	$1,013.54	$11.33
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$903.30	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.71
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$899.00	$9.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$900.80	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	$8.75

*Expenses are equal to the annualized expense ratio of 1.51% for A Shares, 2.27% for C Shares, 1.34% for I Shares, 2.00% for R Shares and 1.75% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Janus Adviser Series July 31, 2006 37

Janus Adviser Small-Mid Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.1%
Advertising Sales - 1.9%
415	Focus Media Holding, Ltd. (ADR)*	$25,983
480	Lamar Advertising Co.*	23,539
		49,522
Aerospace and Defense - 2.0%
2,020	TransDigm Group, Inc.*	51,712
Apparel Manufacturers - 1.0%
1,230	Volcom, Inc.*	24,760
Auction House - Art Dealer - 1.0%
490	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	26,460
Audio and Video Products - 2.0%
2,720	DTS, Inc.*	50,646
Building Products - Doors and Windows - 1.0%
1,570	PGT, Inc.*	24,728
Casino Hotels - 0.4%
180	Station Casinos, Inc.	9,875
Commercial Banks - 1.0%
540	Westamerica Bancorporation	25,979
Commercial Services - 1.7%
1,045	CoStar Group, Inc.*	45,322
Commercial Services - Finance - 1.6%
1,410	Bankrate, Inc.*	42,427
Computer Services - 2.7%
1,105	Ceridian Corp.*	26,531
1,360	IHS, Inc. - Class A*	43,126
		69,657
Computer Software - 0.5%
1,625	Omniture, Inc.*	11,716
Data Processing and Management - 1.6%
1,485	NAVTEQ Corp.*	41,847
Distribution/Wholesale - 3.2%
765	MWI Veterinary Supply, Inc.*	28,665
2,190	NuCo2, Inc.	53,304
		81,969
Diversified Operations - 1.0%
50,936	Polytec Asset Holdings, Ltd.*,§	13,242
285	Roper Industries, Inc.	12,882
		26,124
Electronic Components - Semiconductors - 1.7%
523	Silicon-On-Insulator Technologies (SOITEC)*	13,950
1,535	SiRF Technology Holdings, Inc.*	29,318
		43,268
Electronic Measuring Instruments - 3.7%
2,005	Trimble Navigation, Ltd.*	96,300
Enterprise Software/Services - 1.8%
2,895	Omnicell, Inc.*	47,189
E-Services/Consulting - 0.8%
1,675	RightNow Technologies, Inc.*	20,318
Filtration and Separations Products - 0.5%
395	Donaldson Company, Inc.	12,992

Shares or Principal Amount		Value
Finance - Other Services - 3.8%
1,275	International Securities Exchange, Inc.	$51,879
4,700	MarketAxess Holdings, Inc.*	47,752
		99,631
Food - Retail - 0.9%
1,360	Wild Oats Markets, Inc.*	24,330
Hazardous Waste Disposal - 2.5%
975	Stericycle, Inc.*	65,501
Hotels and Motels - 0.9%
440	Four Seasons Hotels, Inc.	24,204
Human Resources - 1.4%
535	Kenexa Corp.*	12,653
1,035	Resources Connection, Inc.*	24,498
		37,151
Internet Content - Information/News - 0.5%
2,490	Harris Interactive, Inc.*	14,168
Internet Infrastructure Software - 1.1%
740	Akamai Technologies, Inc.*,#	29,326
Medical - Drugs - 2.5%
575	Adams Respiratory Therapeutics, Inc.*	25,714
1,115	Adolor Corp.*	26,682
535	Cubist Pharmaceuticals, Inc.*	12,262
		64,658
Medical - HMO - 0.5%
850	Centene Corp.*	13,813
Medical Instruments - 4.9%
2,630	CONMED Corp.*	52,468
480	Intuitive Surgical, Inc.*	45,696
540	Ventana Medical Systems, Inc.*	25,169
		123,333
Medical Products - 2.1%
1,220	Varian Medical Systems, Inc.*	55,290
Office Furnishings - Original - 0.8%
1,185	Knoll, Inc.	20,382
Oil and Gas Drilling - 1.0%
890	Helmerich & Payne, Inc.	24,635
Oil Companies - Exploration and Production - 1.0%
850	Carrizo Oil & Gas, Inc.*	25,169
Physician Practice Management - 2.1%
995	Healthways, Inc.*	53,451
Printing - Commercial - 1.9%
2,170	VistaPrint, Ltd.*	48,000
Private Corrections - 1.0%
495	Corrections Corporation of America*	27,027
Real Estate Operating/Development - 1.0%
560	St. Joe Co.	25,144
Recreational Vehicles - 1.0%
675	Polaris Industries, Inc.	25,799
REIT - Mortgages - 1.2%
1,278	CapitalSource, Inc.	30,148
Resorts and Theme Parks - 0.9%
845	Intrawest Corp. (U.S. Shares)	23,567
Respiratory Products - 2.1%
1,515	Respironics, Inc.*	53,904

See Notes to Schedules of Investments and Financial Statements.

38 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 2.2%
1,060	Abercrombie & Fitch Co. - Class A	$56,138
Retail - Computer Equipment - 1.4%
647	GameStop Corp. - Class A*	26,922
280	GameStop Corp. - Class B*	10,528
		37,450
Retail - Gardening Products - 2.0%
1,135	Tractor Supply Co.*	51,915
Retail - Petroleum Products - 2.1%
1,145	World Fuel Services Corp.	54,181
Retail - Restaurants - 1.0%
510	Chipotle Mexican Grill, Inc. - Class A*	26,775
Retail - Sporting Goods - 0.8%
720	Zumiez, Inc.*	21,550
Semiconductor Components/Integrated Circuits - 2.2%
3,785	Cypress Semiconductor Corp.*	57,494
Storage and Warehousing - 1.0%
830	Mobile Mini, Inc.*	25,415
Telecommunication Services - 4.3%
1,660	NeuStar, Inc. - Class A*	51,227
930	SAVVIS, Inc.*	25,315
2,155	Time Warner Telecom, Inc. - Class A*	36,095
		112,637
Therapeutics - 1.5%
1,640	Nuvelo, Inc.*	27,880
190	United Therapeutics Corp.*	11,269
		39,149
Transportation - Marine - 2.2%
3,585	Horizon Lines, Inc. - Class A	57,360
Transportation - Railroad - 0.7%
250	All America Latina Logistica (GDR)	16,985
Transportation - Services - 1.0%
1,065	UTi Worldwide, Inc. (U.S. Shares)	24,815
Transportation - Truck - 1.9%
1,160	Landstar System, Inc.	49,520
Veterinary Diagnostics - 1.1%
840	VCA Antech, Inc.*	29,375
Web Hosting/Design - 3.3%
1,620	Equinix, Inc.*	84,856
Wireless Equipment - 2.2%
2,400	SBA Communications Corp. - Class A*	57,312
Total Common Stock (cost $2,571,619)		2,514,369
Money Markets - 1.5%
19,500	Janus Government Money Market Fund 5.21%	19,500
19,500	Janus Institutional Cash Reserves Fund 5.23%	19,500
Total Money Markets (cost $39,000)		39,000
Total Investments (total cost $2,610,619) – 98.6%		2,553,369
Cash, Receivables and Other Assets, net of Liabilities – 1.4%		37,007
Net Assets – 100%		$2,590,376

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$48,000	1.9%
Brazil	16,985	0.7%
Canada	74,231	2.9%
Cayman Islands	39,225	1.5%
France	13,950	0.5%
United Kingdom	24,815	1.0%
United States††	2,336,163	91.5%
Total	$2,553,369	100.0%

††Includes Short-Term Securities (90.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 39

Janus Adviser Growth and Income Fund (unaudited)

Fund Snapshot

This conservative growth fund from Janus combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Performance Overview

Equity prices remained volatile over the 12-month period ending July 31, 2006, as investors tried to assess the outlook for inflation and Federal Reserve (Fed) monetary policy. As the period began, equity markets were pressured by concerns over rising fuel prices and the economic impact of last autumn's Gulf Coast hurricanes. Nonetheless, investors were reassured by the resiliency of the U.S. economy and positive news on corporate earnings. As a result, major equity indices sustained generally healthy performance through the fourth quarter of 2005 and first quarter of 2006, due in part to hopes that the Fed might soon end its campaign of measured credit tightening. Nonetheless, these hopes faded in the spring as oil prices continued to test new highs and Fed policymakers warned of persistent inflation pressures in the commodity and labor markets.

The Fed continued to tighten credit conditions throughout the performance period, raising overnight rates by 200 basis points to 5.25%. Against this backdrop, the second quarter proved particularly difficult for stocks, as a number of factors came together in mid-May to drive inflation concerns and fears of economic slowdown. In a broad-based correction, commodities, emerging markets, small- and mid-cap stocks and higher risk stocks of all types fell sharply in the following weeks as investors moved to reduce risk in their portfolios. Market volatility persisted through July as investors faced continued upward pressure on interest rates and growing unease over the situation in the Middle East.

Janus Adviser Growth and Income Fund's S Shares rose 4.90% during the 12-month period ended July 31, 2006, underperforming a 5.38% gain of the Fund's primary benchmark, the S&P 500® Index, and outperforming the Fund's secondary benchmark, the Russell 1000® Growth Index, which had a loss of 0.76%.

Portfolio Strategy

In selecting stocks, I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. I believe the formula for successful investing at Janus is the close collaboration among our talented research team, and I intend to leverage that research as much as possible. As a result, I continue my efforts to focus our investments on our best ideas – shares that our analysts rate as "buy" or "strong buy."

From a portfolio construction point of view, I broadly think of the Fund holding two buckets of stocks. The first bucket is comprised of the core holdings – companies with sustainable competitive advantages in manufacturing, distribution or research and development. It is my belief that such companies have the potential to generate superior margins and returns on invested capital versus their peer group, and that their stock prices should accordingly outperform. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might be defined as a new management team, changes to the business portfolio, or a shift in the way that capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when I believe a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company.

On a different note, you will notice that income distributions have risen this year over the past year, with fiscal year payments annualizing over 4%. As I have written in past letters, this increase is the result of my new strategy, notably my use of equity derivatives, primarily the selling of call options on underlying stock positions, which is a strategy also known as covered calls. My goal is to maintain the current level of income payout and possibly even increase it in the future, depending on opportunities elsewhere in the equity market.

Select Healthcare Stocks Weighed on Performance

The Fund's largest detractor for the period was Neurocrine Biosciences, which declined sharply after the Food and Drug Administration (FDA) rejected the critical 15-milligram dose of sleep-aid Indiplon, its primary drug under development, on worries about certain low-level amnesia side effects. Results also suffered from pressures on several health services stocks, notably UnitedHealth Group (UNH) and Aetna. UNH was hit hard by negative sentiment around the timing of stock option awards to its top executives. At this juncture, it is important to take a step back and review the primary investment merits of owning UNH. Our research tells us that customers choose UNH for its history of production innovation, its strong national network, and its ability to help control medical costs. We also have had the privilege of meeting many of the company's top managers and take comfort in knowing that UNH boasts a deep bench of talent across its major business segments. As a result, I have held the position because I believe that the business is far more resilient than the current stock weakness would imply.

Meanwhile, Aetna's shares came under pressure after the health insurer released its first quarter 2006 financial results. While the company's earnings were better than anticipated, its medical loss ratio spiked to 80%, versus expectations of 78%. This sparked concern that the company had inadequately priced its book of business against medical cost trends. Adding to the downdraft facing the stock, the company subsequently reported disappointing second-quarter financial results, which nonetheless reflected improvement in its expense-to-revenue ratios. Despite the company's recent challenges, we believe that underlying medical cost trends will continue to decelerate in line with our expectations. Consequently, I held onto the position.

Energy and Technology Hardware Stocks Fueled Gains

Fund results continued to benefit from overweight exposure to energy shares, with strong performance by holdings such as EnCana, Suncor Energy, Valero Energy and Hess Corporation. In

40 Janus Adviser Series July 31, 2006

(unaudited)

particular, Suncor Energy and EnCana emerged as the largest positive contributors for the period. Both have benefited from the bullish outlook for oil prices, which has been affirmed by our own in-depth analysis of long-term industry supply and demand conditions. Our research suggests that non-OPEC supply will peak in 2009 or 2010, and that OPEC will struggle to increase output by enough to meet the world's demand growth. This would create a situation where the market must price out demand – suggesting an equilibrium price well above the $70 rate we see today. I believe that relative to its intrinsic value, the market is discounting a long-term price of oil of between $45 and $50 per barrel. This suggests considerable upside potential for energy stocks once investors begin to believe in the sustainability of higher oil prices and then discount this reality into share price calculations.

The Fund's holding in Hewlett-Packard (HP) was another important contributor. I established a relatively small (1%) position in HP soon after the resignation of previous CEO Carly Fiorina. At the time, HP traded at a significant discount to our view of its sum-of-the-parts valuation potential due to the chronic underperformance of its enterprise hardware-related businesses. After numerous due diligence meetings, it became clear that the company had ample opportunity to cut costs under the new CEO Mark Hurd. I added to the position, and we were rewarded as the stock delivered strong performance. Nonetheless, I subsequently liquidated our position in the stock, realizing a healthy profit, as the balance of risk and reward shifted.

Closing Comments

Going forward, the real challenge associated with rising interest rates in this environment is to provide investors with attractive risk-adjusted returns, after expenses. I welcome this challenge, as I am supported by a talented analyst pool. To achieve our aims, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. Furthermore, I believe that our commitment to a disciplined buy-and-sell approach should continue to reward us over time. Finally, as a testament to my conviction in our approach, I want you to know that a substantial portion of my discretionary investment dollars is invested in Janus Growth and Income Fund, the retail version of the Fund. I promise to apply my utmost effort to delivering exceptional performance to you in the quarters and years ahead.

Thank you for your continued investment in Janus Adviser Growth and Income Fund.

Janus Adviser Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Suncor Energy, Inc. Energy company - Canada	2.17%
EnCana Corp. (U.S. Shares) Gas, crude oil, and natural gas liquids explorer and producer - Canada	0.85%
Roche Holding A.G. Pharmaceutical and diagnostic products developer and manufacturer - Switzerland	0.85%
Hewlett-Packard Co. Home and business computer provider - U.S.	0.78%
Exxon Mobil Corp. Petroleum and petrochemical business operator – U.S.	0.76%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company – U.S.	(0.62)%
EMC Corp. Enterprise storage systems, software, networks, and services provider – U.S.	(0.56)%
NVR, Inc. Residential and commercial builder – U.S.	(0.48)%
Yahoo!, Inc. Global Internet media company – U.S.	(0.43)%
Aetna, Inc. Healthcare and related benefits provider – U.S.	(0.38)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	5.65%	17.73%	9.74%
Diversified Financials	1.08%	4.98%	8.48%
Food Beverage & Tobacco	0.93%	5.50%	4.73%
Semiconductors & Semiconductor Equipment	0.93%	13.92%	3.08%
Capital Goods	0.52%	8.67%	8.76%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Retailing	(1.01)%	3.11%	3.52%
Software & Services	(0.83)%	8.53%	5.49%
Healthcare Equipment & Services	(0.40)%	7.82%	4.95%
Materials	(0.38)%	0.54%	2.99%
Consumer Durables & Apparel	(0.37)%	2.20%	1.28%

Janus Adviser Series July 31, 2006 41

Janus Adviser Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Exxon Mobil Corp. Oil Companies - Integrated	4.0%
General Electric Co. Diversified Operations	3.6%
Suncor Energy, Inc. Oil Companies - Integrated	3.4%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	3.1%
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	2.9%
17.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 8.3% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

42 Janus Adviser Series July 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Since Inception*
Janus Adviser Growth and Income Fund - A Shares NAV	(1.71)%	5.08%		3.31%		7.89%
MOP	(7.37)%	(0.94)%		2.16%		7.16%
Janus Adviser Growth and Income Fund - C Shares NAV	(1.94)%	4.42%		2.76%		7.43%
CDSC	(2.91)%	3.39%
Janus Adviser Growth and Income Fund - I Shares	(1.50)%	4.90%		3.31%		7.89%
Janus Adviser Growth and Income Fund - R Shares	(1.93)%	4.65%		3.08%		7.72%
Janus Adviser Growth and Income Fund - S Shares	(1.78)%	4.90%		3.31%		7.89%
S&P 500® Index	3.34%	5.38%		2.82%		3.18%
Russell 1000® Growth Index	(2.82)%	(0.76)%		(0.64)%		(0.10)%
Lipper Quartile - S Shares	N/A**	2	nd	1	st	1	st
Lipper Ranking - S Shares based on total returns for Large-Cap Core Funds	N/A**	360/868		102/614		1/370

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

* The predecessor fund's inception date - May 1, 1998

** The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2006 43

Janus Adviser Growth and Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$919.70	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$917.70	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$921.10	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.81
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$917.90	$7.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$919.10	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

*Expenses are equal to the annualized expense ratio of 1.12% for A Shares, 1.50% for C Shares, 0.76% for I Shares, 1.50% for R Shares and 1.24% for the S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

44 Janus Adviser Series July 31, 2006

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 88.4%
Advertising Sales - 1.0%
57,500	Lamar Advertising Co.*	$2,819,800
Aerospace and Defense - 1.7%
61,655	Boeing Co.	4,773,330
Agricultural Operations - 1.2%
76,645	Archer-Daniels-Midland Co.	3,372,380
Building - Residential and Commercial - 0.5%
2,675	NVR, Inc.*,#	1,324,125
Casino Hotels - 0.9%
39,800	Harrah's Entertainment, Inc.	2,392,378
Commercial Banks - 1.2%
100,855	Commerce Bancorp, Inc.#	3,426,044
Computers - 1.7%
25,900	Apple Computer, Inc.*	1,760,164
135,690	Dell, Inc.*	2,941,759
		4,701,923
Computers - Memory Devices - 2.3%
623,655	EMC Corp.*	6,330,098
Cosmetics and Toiletries - 2.4%
116,420	Procter & Gamble Co.	6,542,804
Dental Supplies and Equipment - 0.3%
130,770	Align Technology, Inc.*	884,005
Diversified Operations - 4.4%
305,277	General Electric Co.	9,979,505
965,000	Melco International Development, Ltd.	2,123,691
		12,103,196
E-Commerce/Products - 0.6%
56,805	Amazon.com, Inc.*,#	1,527,486
Electronic Components - Semiconductors - 8.9%
406,560	Advanced Micro Devices, Inc.*	7,883,199
68,434	NVIDIA Corp.*	1,514,444
5,085	Samsung Electronics Company, Ltd.	3,236,683
18,021	Samsung Electronics Company, Ltd. (GDR)	5,735,184
174,840	Spansion, Inc. - Class A*	2,444,263
131,610	Texas Instruments, Inc.	3,919,346
		24,733,119
Electronic Forms - 0.4%
37,775	Adobe Systems, Inc.*	1,076,965
Enterprise Software/Services - 1.5%
275,920	Oracle Corp.*	4,130,522
Entertainment Software - 1.3%
76,065	Electronic Arts, Inc.*	3,583,422
Finance - Investment Bankers/Brokers - 4.9%
149,835	Citigroup, Inc.	7,238,529
135,485	JP Morgan Chase & Co.	6,180,826
		13,419,355
Finance - Mortgage Loan Banker - 1.9%
108,100	Fannie Mae	5,179,071
Food - Canned - 0.4%
46,713	TreeHouse Foods, Inc.*	1,119,243
Food - Dairy Products - 1.3%
97,345	Dean Foods Co.*	3,653,358
Hotels and Motels - 0.7%
34,800	Four Seasons Hotels, Inc.	1,914,348

Shares or Principal Amount		Value
Industrial Automation and Robotics - 1.0%
42,435	Rockwell Automation, Inc.	$2,630,121
Investment Companies - 1.1%
131,482	KKR Private Equity Investors L.P. (144A)*,**	3,089,827
Medical - Drugs - 4.8%
43,389	Roche Holding A.G.**	7,721,905
59,024	Sanofi-Aventis**,#	5,613,327
		13,335,232
Medical - HMO - 5.2%
123,450	Aetna, Inc.	3,887,441
58,350	Coventry Health Care, Inc.*	3,075,045
152,475	UnitedHealth Group, Inc.	7,292,879
		14,255,365
Networking Products - 1.3%
127,720	Cisco Systems, Inc.*	2,279,802
95,250	Juniper Networks, Inc.*	1,281,113
		3,560,915
Oil - Field Services - 1.0%
82,810	Halliburton Co.	2,762,542
Oil Companies - Exploration and Production - 4.3%
22,785	Apache Corp.	1,605,659
157,284	EnCana Corp. (U.S. Shares)	8,502,773
22,335	EOG Resources, Inc.	1,656,140
		11,764,572
Oil Companies - Integrated - 10.3%
162,200	Exxon Mobil Corp.	10,987,429
76,890	Hess Corp.#	4,067,481
91,724	Petro-Canada	4,099,496
114,856	Suncor Energy, Inc.	9,260,944
		28,415,350
Oil Refining and Marketing - 1.9%
77,000	Valero Energy Corp.	5,192,110
Retail - Apparel and Shoe - 0.4%
31,620	Nordstrom, Inc.	1,084,566
Retail - Consumer Electronics - 1.2%
72,325	Best Buy Company, Inc.	3,279,216
Retail - Jewelry - 1.1%
95,395	Tiffany & Co.#	3,013,528
Retail - Pet Food and Supplies - 0.9%
104,530	PETsMART, Inc.#	2,462,727
Shipbuilding - 1.1%
95,130	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	2,997,710
Steel - Producers - 1.5%
391,472	Tata Steel, Ltd.	4,172,002
Super-Regional Banks - 1.6%
135,117	U.S. Bancorp	4,323,744
Telecommunication Services - 0.9%
284,109	Bharti Tele-Ventures, Ltd.*	2,337,370
Television - 1.8%
485,994	British Sky Broadcasting Group PLC	5,088,443
Therapeutics - 0.1%
34,665	Neurocrine Biosciences, Inc.*,#	320,651
Tobacco - 1.0%
36,235	Altria Group, Inc.	2,897,713

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 45

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Toys - 1.0%
161,495	Marvel Entertainment, Inc.*,#	$2,855,232
Transportation - Railroad - 1.0%
71,450	Canadian National Railway Co. (U.S. Shares)	2,885,866
Transportation - Services - 0.9%
37,775	United Parcel Service, Inc. - Class B	2,603,075
Web Portals/Internet Service Providers - 2.6%
266,630	Yahoo!, Inc.*	7,236,338
Wireless Equipment - 0.9%
128,690	Nokia Oyj (ADR)**	2,554,497
Total Common Stock (cost $203,647,321)		244,125,684
Equity-Linked Structured Notes - 8.2%
Finance - Investment Bankers/Brokers - 6.8%
23,465	Goldman Sachs Group, Inc., convertible (Amazon.com, Inc., Amylin Pharmaceuticals, Inc., Apple Computer, Inc.), 40.00% (144A)§	2,115,299
13,655	Goldman Sachs Group, Inc., convertible (Amerada Hess Corp.), 19.45%ß	2,052,633
23,435	Goldman Sachs Group, Inc., convertible (Best Buy Company, Inc., Dell, Inc. Google, Inc.), 33.00% (144A)§	1,927,997
113,790	Goldman Sachs Group, Inc., convertible (NVIDIA Corp.), 24.20% (144A)§	2,449,785
27,085	Goldman Sachs Group, Inc., convertible (Suncor Energy, Inc.), 9.05%ß	2,202,931
48,280	Lehman Brothers Holdings, Inc. convertible, (Advanced Micro Devices Inc.), 20.00%ß	949,668
48,280	Lehman Brothers Holdings, Inc. convertible, (Advanced Micro Devices Inc.), 0%ß	918,286
39,315	Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.) 16.55% (144A)§	2,391,926
49,060	Morgan Stanley Co., convertible, (Amylin Pharmaceuticals, Inc.), 12.00% (144A)§	2,354,389
36,045	Morgan Stanley Co., convertible (Neurocrine Biosciences, Inc.) 10.60% (144A)§	422,447
192,145	Morgan Stanley Co., convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)§	872,338
		18,657,699
Special Purpose Entity - 1.4%
39,035	Allegro Investment Corporation S.A. convertible, (SanDisk Corp.), 20.65%**,ß	1,913,886
17,465	IXIS Financial Products, Inc., convertible (Alcon, Inc.), 20.90% (144A)§	2,009,645
		3,923,531
Total Equity-Linked Structured Notes (cost $27,221,592)		22,581,230
Preferred Stock - 2.1%
Electronic Components - Semiconductors - 0.8%
4,710	Samsung Electronics Company, Ltd.	2,241,096
Oil Companies - Integrated - 1.3%
26,750	Amerada Hess Corp., convertible, 7.00%	3,552,133
Total Preferred Stock (cost $3,265,605)		5,793,229

Shares or Principal Amount		Value
Money Markets - 2.1%
619,190	Janus Government Money Market Fund 5.21%	$619,190
1,833,107	Janus Institutional Cash Reserves Fund 5.23%	1,833,107
3,401,703	Janus Money Market Fund 5.26%	3,401,703
Total Money Markets (cost $5,854,000)		5,854,000
Other Securities - 4.1%
11,438,202	State Street Navigator Securities Lending Prime Portfolio† (cost $11,438,202)	11,438,202
Total Investments (total cost $251,426,720) – 104.9%		289,792,345
Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(13,442,191)
Net Assets – 100%		$276,350,154

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$26,663,427	9.2%
Finland	2,554,497	0.9%
France	5,613,327	1.9%
Hong Kong	2,123,691	0.7%
India	6,509,372	2.2%
Luxembourg	1,913,886	0.7%
Netherlands	3,089,827	1.1%
South Korea	14,210,673	4.9%
Switzerland	7,721,905	2.7%
United Kingdom	5,088,443	1.8%
United States††	214,303,297	73.9%
Total	$289,792,345	100.0%

††Includes Short-Term Securities and Other Securities (68.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 10/19/06	200,000	$256,763	$(5,582)
Euro 1/11/07	1,175,000	1,515,694	(17,569)
Swiss Franc 1/11/07	1,060,000	876,969	(6,332)
Swiss Franc 3/14/07	1,325,000	1,102,432	(18,721)
Total		$3,751,858	$(48,204)

See Notes to Schedules of Investments and Financial Statements.

46 Janus Adviser Series July 31, 2006

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Snapshot

The conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Performance Overview

Major stock indices ended the period in positive territory as relatively healthy economic growth and corporate profits buoyed investor confidence. Nonetheless, persistent inflation concerns and rising interest rates kept markets volatile. Shares retreated last fall, pressured by a surge in oil prices and uncertainty over the economic impact of the Gulf Coast hurricanes, but stocks gained strength in the fourth quarter of 2005 as fuel prices eased and the economic expansion remained on track. Additionally, while the Federal Reserve (Fed) continued to tighten credit conditions throughout the period, investors began to hope for a near-term end to interest-rate hikes. While this prospect helped propel strong market gains through April, the markets appeared to hit an inflection point on May 10, when a number of factors came together to aggravate inflation concerns and fears of an economic slowdown. In a broad-based correction, stocks of all types fell sharply in the following weeks as investors moved to reduce risk in their portfolios. The sell-off continued through July as a worsening geopolitical crisis in the Middle East added to investor unease. Meanwhile, the Fed continued to tighten credit conditions. In total, the Fed raised overnight lending rates by 200 basis points over the twelve-month period ending July 31, 2006, leaving the benchmark Federal Funds rate at 5.25%. Treasury yields also moved higher across the maturity spectrum, with the 10-year Treasury bond yield rising roughly 70 basis points to end July close to 5%.

Against this backdrop, Janus Adviser Fundamental Equity Fund's S Shares gained 9.86% for the one-year period ending July 31, 2006, outpacing a 5.38% increase in the Fund's benchmark, the S&P 500® Index.

Energy, Pharmaceutical and Financial Holdings Aided Results

Performance benefited from the Fund's significant above-market exposure to energy stocks, which have clearly benefited from rising oil prices. Energy shares such as Suncor Energy, Exxon Mobil, Valero Energy and EnCana all made significant positive contributions. I remain bullish on the outlook for oil prices, due to our analysis of long-term supply and demand conditions. Our research suggests that non-OPEC supply will peak in 2009 or 2010, and that OPEC will struggle to increase output by enough to meet the world's demand growth. This would create a situation where the market must price out demand – suggesting an equilibrium price well above $70 per barrel. In my opinion, relative to its intrinsic value, the market is discounting a long-term price of oil of between $45 and $50 per barrel. This suggests considerable upside potential for energy stocks, once investors begin to believe in the sustainability of higher oil prices and then discount this reality into share price calculations.

One of the Fund's top-performing energy holdings, Suncor Energy has benefited from the positive fundamental outlook for the energy market. Additionally, I believe that the company could prove a highly attractive acquisition target. The Canadian oil sands project poses no exploration risk, and the development costs, while large, could potentially be lowered through technological advances. Given the increasing difficulty of locating and developing conventional oil resources, I believe the fixed cost-structure of the abundant oil sands should look increasingly attractive to the major oil companies. Moreover, it is my contention that as the major oil companies are forced to pursue oil in politically unstable regions such as West Africa and the former Soviet Union, the relative stability of Canada should make these assets even more compelling.

Performance also benefited from solid stock selection within the pharmaceutical and biotechnology space. One of our top names was Celgene, a biotechnology company that has made headlines with the expanding treatment indicators for its drug Revlimid. Last December, the drug received Food and Drug Administration (FDA) approval as a treatment for myelodysplastic syndromes, a blood-borne cancer. More recently, the FDA has approved Revlimid for use as a combination treatment for another kind of blood cancer, multiple myeloma.

The Fund's overweight exposure to diversified financial shares also proved a boon, and Merrill Lynch emerged as another strong performer. My investment thesis for owning Merrill is that the company is poised to deliver expanding returns on equity through the combination of improving profitability across its major businesses and the aggressive repurchase of its shares. The new management team, under CEO Stan O'Neal, is a departure from the old Merrill, which had a historical attachment to the equity brokerage business. Merrill is now enhancing its capabilities in fixed income, derivatives, commodities, investment banking and prime brokerage. While these businesses are more capital intensive, they leverage the company's inefficient balance sheet (i.e. too much accumulated equity capital) and I believe should drive faster revenue growth, profitability and returns.

Select Technology and Healthcare Stocks Hurt Performance

Yahoo! was one of the largest detractors during the period. The traditional media industry is facing formidable secular challenges as content digitalization and the emergence of new distribution channels drive increased audience fragmentation and declining audiences in general. The stock fell sharply in July after the company announced disappointing financial performance and warned about the delayed launch of its highly awaited advertising management system. Despite these pressures, I believe that over the long-term, Yahoo! remains well positioned to benefit from audience fragmentation through multiple revenue streams in branded advertising, sponsored search and premium subscription services. I have consequently held onto the position.

Janus Adviser Series July 31, 2006 47

Janus Adviser Fundamental Equity Fund (unaudited)

Expedia also lost ground. My decision to invest in Expedia reflected our favorable view of the online travel industry and the company's ability to sustain its business model as a distributor for air travel and hotel rooms. Early in 2006, however, Expedia faced questions over the rising cost of search-based marketing and increased competition from hotel chains and airlines, which are marketing directly to investors through their own websites. These trends are requiring the company to invest more heavily to defend its business. Consequently, I have liquidated the position.

Several healthcare services stocks have also struggled in 2006. Health insurer Aetna disappointed investors by reporting an increase in the medical loss ratio associated with its first quarter 2006 financial results, and a subsequent decline in its second-quarter net income. While Aetna has faced questions over its exposure to rising medical expenses, our research continues to reassure us that underlying cost trends are decelerating in line with our expectations, and at a faster pace than commercial pricing changes. I believe that, while the industry remains competitive, there are no meaningful changes to the overall pricing environment. Consequently, I maintained our investment in the stock.

Closing Comments

Going forward, the real challenge associated with rising interest rates in this environment is to provide investors with attractive risk-adjusted returns, after expenses. I welcome this challenge, as I am supported by a talented analyst pool. To achieve our aims, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. Over 80% of the Fund is invested in stocks internally rated by the Janus investment team as "buy" or "strong buy." Furthermore, I believe that our commitment to a disciplined buy-and-sell approach will continue to reward us over time. Finally, as a testament to my conviction in our approach, I want you to know that a substantial portion of my discretionary investment dollars is invested in the retail version of this Fund. I promise to apply my utmost effort to delivering exceptional performance to you in the quarters and years ahead.

Thank you for your continued investment in Janus Adviser Fundamental Equity Fund.

Janus Adviser Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Suncor Energy, Inc. Energy company - Canada	1.46%
Celgene Corp. Biopharmaceutical company - U.S.	1.16%
Komatsu, Ltd. (ADR) Construction and mining machinery manufacturer - Japan	1.15%
JP Morgan Chase & Co. Global financial services provider - U.S.	1.10%
Hess Corp. Integrated oil company - U.S.	1.03%

5 Largest Detractors from Performance – Holdings

Contribution
MGI Pharma, Inc. Oncology-focused biopharmaceutical company - U.S.	(0.60)%
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.58)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.53)%
Boston Scientific Co. Medical Instruments developer, manufacturer and marketer - U.S.	(0.49)%
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.47)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	5.75%	17.84%	9.74%
Diversified Financials	2.34%	10.20%	8.48%
Pharmaceuticals & Biotechnology	1.81%	10.45%	7.99%
Capital Goods	1.67%	9.05%	8.76%
Semiconductors & Semiconductor Equipment	1.01%	9.66%	3.08%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Retailing	(1.26)%	5.15%	3.52%
Healthcare Equipment & Services	(0.82)%	4.98%	4.95%
Banks	(0.78)%	1.88%	7.00%
Software & Services	(0.60)%	10.99%	5.49%
Consumer Services	(0.47)%	2.52%	1.65%

48 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.2%
General Electric Co. Diversified Operations	4.0%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.6%
Exxon Mobil Corp. Oil Companies - Integrated	3.4%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.4%
18.6%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 3.3% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

Janus Adviser Series July 31, 2006 49

Janus Adviser Fundamental Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Since Inception*
Janus Adviser Fundamental Equity Fund - A Shares NAV	1.68%	10.05%		5.36%		12.52%
MOP	(4.15)%	3.74%		4.19%		11.85%
Janus Adviser Fundamental Equity Fund - C Shares NAV	1.27%	9.30%		4.77%		11.85%
CDSC	0.25%	8.31%
Janus Adviser Fundamental Equity Fund - I Shares	1.84%	9.86%		5.36%		12.52%
Janus Adviser Fundamental Equity Fund - R Shares	1.42%	9.57%		5.15%		12.40%
Janus Adviser Fundamental Equity Fund - S Shares	1.58%	9.86%		5.36%		12.52%
S&P 500® Index	3.34%	5.38%		2.82%		6.86%
Russell 1000® Growth Index	(2.82)%	(0.76)%		(0.64)%		3.82%
Lipper Quartile - S Shares	N/A**	1	st	1	st	1	st
Lipper Ranking - S Shares based on total returns for Large-Cap Core Funds	N/A**	29/868		26/614		1/303

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Effective June 30, 2006, Janus Adviser Core Equity Fund was renamed Janus Adviser Fundamental Equity Fund.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total return would have been lower.

*The predecessor fund's inception date - May 1, 1997

**The Lipper ranking for the Fund's S Shares is not available.

50 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expenses Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$946.80	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81
Expenses Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$943.50	$8.19
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50
Expenses Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$948.10	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56
Expenses Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$944.50	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30
Expenses Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$946.20	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

*Expenses are equal to the annualized expense ratio of 0.96% for A Shares, 1.70% for C Shares, 0.71% for I Shares, 1.46% for R Shares and 1.20% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series July 31, 2006 51

Janus Adviser Fundamental Equity Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.3%
Aerospace and Defense - 2.1%
18,025	Boeing Co.	$1,395,496
Agricultural Operations - 2.6%
40,090	Archer-Daniels-Midland Co.	1,763,960
Casino Hotels - 1.6%
18,530	Harrah's Entertainment, Inc.	1,113,838
Commercial Banks - 2.2%
44,795	Commerce Bancorp, Inc.	1,521,686
Computers - 1.9%
11,505	Apple Computer, Inc.*	781,880
24,285	Dell, Inc.*	526,499
		1,308,379
Computers - Memory Devices - 2.1%
142,675	EMC Corp.*	1,448,151
Cosmetics and Toiletries - 2.1%
25,975	Procter & Gamble Co.	1,459,795
Diversified Operations - 4.0%
83,054	General Electric Co.	2,715,035
E-Commerce/Products - 0.6%
15,805	Amazon.com, Inc.*	424,996
Electronic Components - Semiconductors - 6.0%
78,715	Advanced Micro Devices, Inc.*	1,526,283
1,178	Samsung Electronics Company, Ltd.	749,816
37,870	Spansion, Inc. - Class A*	529,423
41,215	Texas Instruments, Inc.	1,227,383
		4,032,905
Electronic Forms - 1.5%
36,875	Adobe Systems, Inc.*	1,051,306
Enterprise Software/Services - 3.4%
112,440	Oracle Corp.*	1,683,227
13,810	SAP A.G. (ADR)**	630,150
		2,313,377
Entertainment Software - 1.1%
16,230	Electronic Arts, Inc.*	764,595
Finance - Credit Card - 1.1%
14,735	American Express Co.	767,104
Finance - Investment Bankers/Brokers - 11.2%
50,286	Citigroup, Inc.	2,429,317
62,005	JP Morgan Chase & Co.	2,828,668
31,740	Merrill Lynch & Company, Inc.	2,311,307
		7,569,292
Finance - Mortgage Loan Banker - 2.2%
30,525	Fannie Mae	1,462,453
Food - Canned - 0.5%
15,250	TreeHouse Foods, Inc.*	365,390
Food - Dairy Products - 1.8%
31,955	Dean Foods Co.*	1,199,271
Food - Retail - 0.8%
8,895	Whole Foods Market, Inc.	511,551
Hotels and Motels - 0.5%
6,055	Four Seasons Hotels, Inc.	333,086

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 1.2%
17,640	Celgene Corp.*	$844,780
Medical - Drugs - 7.9%
53,940	Merck & Company, Inc.	2,172,164
11,702	Roche Holding A.G.	2,082,596
11,142	Sanofi-Aventis**	1,059,631
		5,314,391
Medical - HMO - 4.1%
45,210	Aetna, Inc.	1,423,662
25,545	Coventry Health Care, Inc.*	1,346,222
		2,769,884
Oil - Field Services - 0.9%
18,850	Halliburton Co.	628,836
Oil Companies - Exploration and Production - 3.7%
12,665	Apache Corp.	892,503
21,370	EnCana Corp. (U.S. Shares)	1,155,262
6,360	EOG Resources, Inc.	471,594
		2,519,359
Oil Companies - Integrated - 11.7%
10,065	ConocoPhillips	690,862
34,235	Exxon Mobil Corp.	2,319,079
40,130	Hess Corp.	2,122,877
8,885	Marathon Oil Corp.	805,336
24,368	Suncor Energy, Inc.	1,964,814
		7,902,968
Oil Refining and Marketing - 3.0%
30,043	Valero Energy Corp.	2,025,799
Retail - Consumer Electronics - 1.1%
17,170	Best Buy Company, Inc.	778,488
Retail - Jewelry - 1.3%
27,530	Tiffany & Co.	869,673
Retail - Regional Department Stores - 2.1%
41,525	Federated Department Stores, Inc.	1,457,943
Steel - Producers - 1.5%
93,791	Tata Steel, Ltd.	999,551
Therapeutics - 0.7%
6,770	Gilead Sciences, Inc.*	416,220
8,600	Neurocrine Biosciences, Inc.*	79,550
		495,770
Transportation - Railroad - 3.9%
32,035	Canadian National Railway Co. (U.S. Shares)	1,293,894
15,600	Union Pacific Corp.	1,326,000
		2,619,894
Web Portals/Internet Service Providers - 2.4%
60,235	Yahoo!, Inc.*	1,634,778
Wireless Equipment - 0.5%
16,945	Nokia Oyj (ADR)**	336,358
Total Common Stock (cost $56,495,678)		64,720,138
Preferred Stock - 0.7%
Electronic Components - Semiconductors - 0.7%
1,050	Samsung Electronics Company, Ltd. (cost $388,435)	499,607

See Notes to Schedules of Investments and Financial Statements.

52 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Money Markets - 3.7%
750,890	Janus Institutional Cash Reserves Fund, 5.23%	$750,890
1,774,110	Janus Money Market Fund, 5.26%	1,774,110
Total Money Markets (cost $2,525,000)		2,525,000
Total Investments (total cost $59,409,113) – 99.7%		67,744,745
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		195,338
Net Assets – 100%		$67,940,083

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$4,747,056	7.0%
Finland	336,358	0.5%
France	1,059,631	1.6%
Germany	630,150	0.9%
India	999,551	1.5%
South Korea	1,249,423	1.8%
Switzerland	2,082,596	3.1%
United States††	56,639,980	83.6%
Total	$67,744,745	100.0%

††Includes Short-Term Securities (79.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	355,000	$457,933	$(5,308)
Total		$457,933	$(5,308)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 53

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Overview

I would like to thank you for your investment in Janus Adviser Contrarian Fund. During the since inception period beginning August 1, 2005 through July 31, 2006, Janus Adviser Contrarian Fund's S Shares returned 9.69% compared to a gain of 5.28% for the S&P 500® Index, the Fund's benchmark.

Investment Philosophy and Process

In an effort to explain the philosophy and process of this Fund through these letters, I would like to explain it this time in the context of a few investment decisions we made during the period.

Janus Adviser Contrarian Fund is constructed to hold stocks with the least amount of expected downside rather than the stocks with the most potential upside at the top of the portfolio. This may seem counter-intuitive, but the process is to identify companies that have an asymmetrically positive risk/reward profile, which is to say companies that we believe have substantially less downside risk than upside potential.

Because we are focused on downside risk, we endeavor to build the Fund such that the largest positions have the lowest risk for severe downside. We obviously won't always be right, but we believe the approach, on average, will help preserve capital in a difficult market. In order to build such a Fund, it is quite common for us to build positions as the stock price falls – and conversely reduce positions as the stock price increases. I firmly believe that if we are comfortable with the intrinsic value of a company and the market offers us the same company for a lower price, we should be a buyer, not a seller. This is not to say we ignore the market. Indeed, the market is very efficient. However, often market values will come under pressure for reasons that may not be germane to the underlying fundamentals of a company. In these situations, we will continue to build our position.

At the end of the period, one of the largest positions in the Fund was Liberty Global, an international cable company with operations primarily in Europe and Japan. Media distribution has been a very difficult sector globally for the past few years as investors question the future return on invested capital (ROIC) in a much more competitive pricing environment. While I agree with this concern in more mature markets for media distribution, such as the U.S., the markets in which Liberty Global has been growing, such as Eastern Europe, are much less mature and therefore less competitive. Interestingly, the private market value for European cable assets has been higher than the public market value for Liberty Global's assets, which has provided the company the opportunity to monetize non-strategic assets at very attractive prices. We believe the reduction in Liberty Global's stock price has been excessive and we chose to substantially increase the position size during the period.

When buying stocks for Janus Adviser Contrarian Fund, I often look for companies that possess the opportunity to improve ROIC, which is a reflection of a company's ability to create value for shareholders. There is a strong relationship between value creation and improving returns on capital, and we are therefore always looking for companies that understand that continued value creation is dependent on those companies' ability to improve, or at a minimum maintain, their ROIC. This is important because earnings growth alone will not necessarily create value. In fact, if the return on a company's earnings growth is low, growth will destroy, rather than increase value. This is the primary reason that in building the Fund, we spend much less time thinking about earnings growth than we do about ROIC and free cash flow growth.

An example of this is glass bottle manufacturer Owens-Illinois, a new position during the period. Glass bottle manufacturing is not a high-growth business, but the company is focusing hard on reducing its cost structure and improving its ROIC. Despite good progress, a spike in raw material prices during the period masked the improvement, which resulted in a series of earnings disappointments. In turn, the stock suffered. We believe that the improvement in the underlying fundamentals of the business is not well understood because improvement in ROIC, which Owens-Illinois has been demonstrating despite cost increases, tends to lead rather than follow earnings improvement. We are confident that despite this difficult environment, the company is focused on shareholder value and its stock price will ultimately reflect this.

Sometimes we reduce positions too early, as was clearly the case with Apple Computer, which we completely liquidated during the period. However, because the philosophy of the Fund centers on asymmetric risk/reward, I would prefer to sell too early and reinvest in another low-risk opportunity than to sell too late.

54 Janus Adviser Series July 31, 2006

(unaudited)

A focus on downside risk also led us to liquidate Advanced Micro Devices (AMD) following a significant increase in the stock price. When we first began purchasing AMD, we believed that the market value of the company reflected excessive concern about its then-competitive position with Intel. AMD has in fact done an outstanding job of improving its competitive position, and its stock price has reacted very positively. However, risks always remain, and we decided that the upside potential did not compensate for the downside risk. We therefore decided to exit the position, which ranked as the period's best performer.

International Investments

I would like to spend a few moments providing an update on the Fund's positions in India, as well as some of the other international holdings that in aggregate make up approximately 35% of Fund's total net assets. Our approach to investing in India is no different than our approach to investing anywhere else in the world: we seek to capitalize on high-quality companies with excellent growth opportunities selling for attractive valuations. Most of the companies we identified in India approximately three years ago with these characteristics were those directly exposed to the country's tremendous infrastructure opportunity – which led us to investments in power, cement, steel, banking and automobiles. One Indian company in which we expanded the position size was ICICI Bank, which has experienced tremendous loan growth, continued improvement in its non-performing loans and excellent return on equity. Despite the concerns over rising interest rates, which I believe has been largely responsible for the period's weakness in Indian banking stocks, I believe ICICI is attractively valued for the long-term.

I am intensely focused on the valuations of each of our holdings in India. We believe the companies in the Fund are well diversified across industries and will continue to compound value for shareholders over time. There is no question that the occasional correction in the market – such as the one we saw during the second quarter of this year – affects our holdings, but we invest in these companies for the long haul. Short-term movements in the market that are unrelated to the fundamental outlook of the companies in the Fund will not change our investment thesis on the companies.

While India as a country represents an important part of the Fund's global investments (approximately 15% of total net assets at the end of the period), the strategy of Janus Adviser Contrarian Fund is to find attractively valued companies around the world. Two important positions elsewhere are Macquarie Infrastructure Group (MIG) and Macquarie Airports (MAP), both based in Australia. MIG invests in toll roads globally and MAP invests in airports globally. Neither is a particularly high-growth company, but both have generated excellent cash flows due to low fixed-capital needs, have excellent long-lived assets, and sell for attractive valuations. The business model of each company is almost entirely dependent on the price paid for the asset or concession. To the extent each can acquire its concession for a reasonable price and increase the revenue without a substantial capital outlay, I believe these companies can generate a good risk-adjusted return. Return on investment must always be considered in the context of the cost of the capital invested. To the extent a company can generate reasonable risk-adjusted returns that exceed its cost of capital, even in a low growth environment, it can compound substantial value for shareholders.

Investing is an exercise in risk analysis and in order to maximize risk-adjusted returns it is important not to constrain the investment universe. Just as U.S. based companies invest globally to maximize opportunities, Janus Adviser Contrarian Fund invests globally in an attempt to build a well-diversified portfolio of attractively valued companies with the best growth prospects. As long as we see favorable opportunities for international investments, you should expect that these investments will continue to be an important part of the Fund.

Stocks that Contributed to Performance

Positive contributors to the Fund were broad-based across both industry and geography. International holdings such as Tata Motors and Reliance Industries provided leading gains, along with CapitaLand, a Singapore-based real estate company, and SK, a Korean petrochemical concern. In addition, domestic holdings such as AMD and online stock brokerage E-Trade Financial Group were important contributors to the performance of the Fund in the period.

Developer Also Detracted from Performance

In addition to Owens-Illinois, I would like to discuss one other stock that negatively affected the Fund. St. Joe (a public company), which is the largest private landowner in Florida, suffered due to the impact of the 2005 hurricane season and concerns about a housing slowdown. I, too, am concerned about the housing industry, but St. Joe owns very valuable land and has demonstrated an expertise in the land entitlement process. Unlike a homebuilder that cannot sit on

Janus Adviser Series July 31, 2006 55

Janus Adviser Contrarian Fund (unaudited)

finished inventory indefinitely, St. Joe is under no pressure to sell its land in a depressed environment. We applaud management for thinking about long-term value creation at the expense of near-term earnings and we have taken advantage of the weak stock price by substantially increasing the size of our position.

Outlook

Strong for much of the period, the global markets retracted sharply in May following the 16th consecutive rate hike by the Federal Reserve and general concerns surrounding the potential impact on economic growth. Nonetheless, it is my job and the job of our outstanding team of domestic and international analysts to find attractively valued companies irrespective of the direction of the market. While I would not suggest future performance is likely to be as strong as it has been since inception, I have tremendous confidence in the companies you'll find in the Fund.

Thank you again for your continued investment in Janus Adviser Contrarian Fund.

Janus Adviser Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	2.46%
E*TRADE Financial Corp. Financial services provider - U.S.	1.29%
Tata Motors, Ltd. (ADR) Cars and commercial automotive vehicles manufacturer - India	1.13%
Terex Corp. Diversified global manufacturer - U.S.	1.03%
Suncor Energy, Inc. (U.S. Shares) Energy company - Canada	0.97%

5 Largest Detractors from Performance – Holdings

Contribution
St. Joe Co. Real estate operating company - U.S.	(1.34)%
CA, Inc. Software services enterprise - U.S.	(1.10)%
Owens-Illinois, Inc. Plastic and glass packaging manufacturer - U.S.	(0.93)%
Station Casinos, Inc. Gaming facilities owner and operator - U.S.	(0.46)%
Reliant Energy, Inc. Electricity and energy services provider - U.S.	(0.38)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	2.88%	13.72%	9.74%
Capital Goods	2.58%	9.31%	8.76%
Semiconductors & Semiconductor Equipment	2.46%	2.73%	3.08%
Diversified Financials	2.04%	5.81%	8.49%
Banks	1.26%	4.74%	7.00%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Consumer Services	(0.84)%	3.45%	1.65%
Software & Services	(0.47)%	7.42%	5.49%
Consumer Durables & Apparel	(0.27)%	0.33%	1.28%
Automobiles & Components	(0.21)%	1.29%	0.58%
Utilities	(0.19)%	2.98%	3.36%

56 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

St. Joe Co. Real Estate Operating/Development	6.1%
Liberty Global, Inc. - Class A Broadcast Services And Programming	5.8%
Ceridian Corp. Computer Services	5.3%
Coventry Health Care, Inc. Medical - HMO	3.9%
ICICI Bank, Ltd. (ADR) Commercial Banks	3.9%
25.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 22.0% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006

Janus Adviser Series July 31, 2006 57

Janus Adviser Contrarian Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	Since Inception*
Janus Adviser Contrarian Fund - A Shares
NAV	2.23%	10.09%
MOP	(3.68)%	3.76%
Janus Adviser Contrarian Fund - C Shares
NAV	1.77%	9.19%
CDSC	0.75%	8.10%
Janus Adviser Contrarian Fund - I Shares	2.33%	8.16%
Janus Adviser Contrarian Fund - R Shares	1.96%	9.49%
Janus Adviser Contrarian Fund - S Shares	1.95%	9.69%
S&P 500® Index	3.34%	5.28%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to July 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to July 31, 2006 without the effect of any fee and expense limitation or waivers.

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - August 1, 2005

58 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$971.70	$6.89
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$968.10	$10.69
Hypothetical (5% return before expenses)	$1,000.00	$1,013.93	$10.94
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$972.60	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$969.00	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$9.59
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$969.90	$8.21
Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.40

*Expenses are equal to the annualized expense ratio of 1.41% for A Shares, 2.19% for C Shares, 1.19% for I Shares, 1.92% for R Shares and 1.68% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Janus Adviser Series July 31, 2006 59

Janus Adviser Contrarian Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 94.9%
Airport Development - Maintenance - 1.0%
42,254	Macquarie Airports**	$99,728
Automotive - Cars and Light Trucks - 1.2%
8,035	Tata Motors, Ltd. (ADR)**	126,792
Broadcast Services and Programming - 7.3%
26,975	Liberty Global, Inc. - Class A*	589,403
4,370	Liberty Global, Inc. - Class C*	92,557
745	Liberty Media Holding Corp. - Class A*	60,799
		742,759
Building Products - Cement and Aggregate - 4.2%
10,940	Cemex S.A. de C.V. (ADR)	309,821
54,341	Gujarat Ambuja Cements, Ltd.**	121,964
		431,785
Building Products - Wood - 3.4%
13,040	Masco Corp.	348,559
Casino Hotels - 4.4%
3,005	Harrah's Entertainment, Inc.	180,631
4,945	Station Casinos, Inc.	271,282
		451,913
Commercial Banks - 5.0%
15,225	ICICI Bank, Ltd. (ADR)**	397,677
7	Mitsubishi UFJ Financial Group, Inc.**	98,914
2	Mizuho Financial Group, Inc.**	16,800
		513,391
Computer Services - 5.3%
22,425	Ceridian Corp.*	538,423
Containers - Metal and Glass - 3.0%
20,455	Owens-Illinois, Inc.*	309,484
Diversified Minerals - 1.3%
5,540	Companhia Vale do Rio Doce (ADR)	128,528
Diversified Operations - 2.3%
9,010	Tyco International, Ltd. (U.S. Shares)	235,071
Electric - Generation - 1.9%
67,725	Datang International Power Generation Company, Ltd.	42,708
61,783	National Thermal Power Corporation, Ltd.**	152,932
		195,640
Engineering - Research and Development Services - 1.6%
3,475	Larsen & Toubro, Ltd.**	164,910
Enterprise Software/Services - 2.1%
10,075	CA, Inc.	211,172
Finance - Investment Bankers/Brokers - 4.7%
3,425	E*TRADE Financial Corp.*	79,837
3,875	JP Morgan Chase & Co.	176,778
3,130	Merrill Lynch & Company, Inc.	227,926
		484,541
Financial Guarantee Insurance - 1.3%
2,240	MBIA, Inc.	131,734
Food - Diversified - 0.6%
5,949	Cadbury Schweppes PLC**	58,175
Forestry - 1.8%
5,515	Plum Creek Timber Company, Inc.	187,841

Shares or Principal Amount		Value
Independent Power Producer - 4.1%
7,445	NRG Energy, Inc.*	$366,667
3,980	Reliant Energy, Inc.*	50,068
		416,735
Investment Companies - 0.8%
37,364	Macquarie Infrastructure Group**	77,879
Machinery - Pumps - 0.3%
855	Graco, Inc.	33,593
Medical - HMO - 3.9%
7,600	Coventry Health Care, Inc.*	400,520
Medical - Nursing Homes - 2.2%
4,455	Manor Care, Inc.	222,973
Metal Processors and Fabricators - 1.1%
17,981	Bharat Forge, Ltd.**	116,205
Music - 0.9%
18,995	EMI Group PLC**	90,659
Oil Companies - Exploration and Production - 2.4%
2,215	Chesapeake Energy Corp.	72,874
2,345	Forest Oil Corp.*	78,581
5,182	Mariner Energy, Inc.*	93,327
		244,782
Oil Companies - Integrated - 0.8%
1,040	Suncor Energy, Inc. (U.S. Shares)	84,292
Oil Refining and Marketing - 3.3%
935	Reliance Industries, Ltd. (GDR)**,ß,ºº	13,600
4,315	Reliance Industries, Ltd. (GDR)**	182,482
2,000	SK Corp.**	140,075
		336,157
Paper and Related Products - 0.5%
21,314	Ballarpur Industries, Ltd.**	49,760
Pipelines - 2.5%
5,817	Kinder Morgan Management LLC*	251,702
Public Thoroughfares - 0.1%
12,454	Sydney Roads Group*,**	9,830
Publishing - Periodicals - 0.4%
5,370	Playboy Enterprises, Inc. - Class B*	52,411
Real Estate Management/Services - 1.0%
5,000	Mitsubishi Estate Company, Ltd.**	103,581
Real Estate Operating/Development - 8.6%
98,000	CapitaLand, Ltd.**	254,489
13,865	St. Joe Co.	622,538
		877,027
Recreational Vehicles - 0.5%
1,305	Polaris Industries, Inc.	49,877
Reinsurance - 1.3%
45	Berkshire Hathaway, Inc. - Class B*	137,115
REIT - Diversified - 2.4%
2,345	Vornado Realty Trust	245,170
Soap and Cleaning Preparations - 1.3%
3,194	Reckitt Benckiser PLC**	128,159
Steel - Producers - 2.0%
19,098	Tata Steel, Ltd.**	203,532

See Notes to Schedules of Investments and Financial Statements.

60 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Television - 1.2%
11,556	British Sky Broadcasting Group PLC**	$120,993
Transportation - Railroad - 0.9%
1,200	All America Latina Logistica (GDR)	81,526
200	All America Latina Logistica (GDR) (144A)	13,539
		95,065
Total Common Stock (cost $9,654,760)		9,708,463
Money Markets - 4.6%
48,000	Janus Government Money Market Fund 5.21%	48,000
171,619	Janus Institutional Cash Reserves Fund 5.23%	171,619
253,381	Janus Money Market Fund, 5.26%	253,381
Total Money Markets (cost $473,000)		473,000
Total Investments (total cost $10,127,760) – 99.5%		10,181,463
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		45,907
Net Assets – 100%		$10,227,370

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$187,437	1.8%
Bermuda	235,071	2.3%
Brazil	223,593	2.2%
Canada	84,292	0.8%
China	42,708	0.4%
India	1,529,854	15.0%
Japan	219,295	2.2%
Mexico	309,821	3.1%
Singapore	254,489	2.5%
South Korea	140,075	1.4%
United Kingdom	397,986	3.9%
United States††	6,556,842	64.4%
Total	$10,181,463	100.0%

††Includes Short-Term Securities (59.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Australian Dollar 8/24/06	227,500	$174,215	$(7,529)
British Pound 10/19/06	194,500	363,901	(11,012)
Indian Rupee 8/24/06	140,000	3,005	118
Japanese Yen 8/24/06	22,660,000	198,428	(2,225)
Singapore Dollar 8/24/06	380,000	241,060	(3,084)
South Korean Won 10/19/06	25,277,000	26,549	278
Total		$1,007,158	$(23,454)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 61

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Performance Overview

The U.S. equity market remained volatile through the 12 month period ended July 31, 2006, as investors weighed relatively healthy economic growth and corporate earnings against higher fuel prices, growing inflation fears and ongoing Federal Reserve (Fed) credit tightening. Early in the period, concerns over the economic impact of the devastating Gulf Coast hurricanes added to the pressure on stock prices. Shares regained ground in the fourth quarter of 2005, however, as oil prices eased and the economy demonstrated resilience. The markets continued to advance in the early part of 2006, as investors began to anticipate a near-term end to Fed credit tightening. But these hopes faded in the second quarter, as surging oil prices and a pickup in core price inflation suggested that Fed rate hikes might continue through the summer. As a result, the stock market retreated sharply into July, when the worsening geopolitical situation in the Middle East added to investor unease. In total, the Fed raised overnight lending rates eight times during the period, for a total of 200 basis points. This left the benchmark federal funds rate at 5.25% at the end of July 2006, up from a 1% rate when the Fed began this tightening cycle two years earlier. Bond yields also moved higher across the maturity spectrum, with the benchmark 10-year Treasury bond yield rising roughly 70 basis points during the period to 4.99% by the end of July.

Amid this uncertainty, we remained true to our strategy, focusing on companies that combine stable earning potential with the ability to expand top-line revenue growth. Janus Adviser Balanced Fund's S Shares advanced 5.19% during the one-year period, outpacing the internally calculated Balanced Index, one of the Fund's secondary benchmarks, which returned 3.40%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned 5.38% and 0.90%, respectively.

Biotechnology, Financial and Energy Holdings Contributed to Performance

The Fund benefited from strong gains by a number of pharmaceutical and biotechnology holdings. The strongest performer for the 12 month period was Celgene, a bio-pharmaceutical leader primarily focused on developing innovative cancer treatments. As one of the more aggressive positions in the Fund, Celgene is one we've exercised great discipline with, opting to take profits as it advanced. Another contributor, Roche Holdings, gained more than 30% during the period. Roche is a pharmaceutical and diagnostics company with a strong lineup of drugs to help treat cancer, AIDS, and other major diseases. The Swiss drug maker is also the world's top producer of Tamiflu, a well-regarded treatment for the bird flu virus. In July, Roche reported that its profits grew by a stronger-than-expected 37% in the first half of the year, fueled by strong demand for Tamiflu, as well as its cancer drugs Herceptin, Avastin and MabThera.

Among our financial services holdings, we benefited from our sizable stake in Merrill Lynch. As a financial giant sensitive to market moves that fuel its brokerage business, the company benefited from high levels of trading as well as a series of corporate takeovers it helped orchestrate.

Fund performance was also supported by our slight overweight exposure to the energy sector, which enabled us to take advantage of elevated fuel prices and strong stock performance. Standouts among our energy holdings included Exxon Mobile and Suncor Energy, a leading player in Canadian oil sands development.

Internet Services, Semiconductor Equipment and Health Insurers Detracted from Results

On the downside, the Fund's exposure to Internet service companies Expedia and Yahoo! proved detrimental. Expedia faced increased competition in the online travel industry, while Yahoo! disappointed investors by reporting lackluster financial results for the fourth quarter 2005. Yahoo!'s stock came under additional pressure in July after the company reported a substantial decline in its second quarter profits, due in part to higher employee compensation costs. Following this news, the company's stock faced a number of downgrades as analysts reacted to a delay in the launch of the company's new advertisement management system. However, we continue to hold the position as we believe the delay will be short in duration and once implemented the new advertisement management system will be accretive to Yahoo!'s overall search revenues.

A new position added during the period, Advanced Micro Devices (AMD) was hindered by concerns over soft personal computer sales on the consumer side. The semiconductor manufacturer also struggled with renewed competitive challenges from rival Intel, which slashed prices for its legacy microprocessors. Finally, AMD faced questions over its plans to acquire ATI Technologies for $5.4 billion – a deal that was announced in July. Despite these concerns, we remain constructive on the company's market position and potential for cost reductions going forward. For this reason, we maintained a stake in the stock.

Other poor performers included health insurers UnitedHealth Group and Aetna. While UnitedHealth made solid gains in late 2005, it came under selling pressure earlier this year, due in part to less favorable investor sentiment regarding health-care services stocks. Additionally, the company has been shadowed by controversy surrounding its executive compensation program. Another detractor in the health insurance space, Aetna fell sharply after issuing a statement with its April earnings release that raised concerns over industry pricing. The stock faced another challenge in July after Aetna reported a decline in its second-quarter net

62 Janus Adviser Series July 31, 2006

(unaudited)

income. Nonetheless, the company lifted its earnings forecast for 2006, and also reported a reduction in its expense ratios and improvement in its overall profit margins. Despite its recent difficulties, our research has given us confidence in Aetna's long-term earnings potential. Consequently, it remained a Fund holding.

Fixed Income Holdings Performance Results for the Period

Our exposure to the bond market detracted from performance, as the uncertainty surrounding interest rates was equally unsettling for debt investors. Fortunately, we kept the average duration of our holdings short relative to the Lehman Brothers Government/Credit Index, making the overall Fund less sensitive to rising interest rates.

Individual detractors in the fixed-income area included energy utility Reliant Energy, which has faced concerns over the age of its facilities and its vulnerability to rising energy prices, which has kept pressure on its earnings performance. On a positive note, our fixed-income investment in semiconductor manufacturer Advanced Micro Devices (AMD) worked in our favor. Despite recent concerns over its acquisition strategies and heightened competition in the chip market, the company earned credit upgrades earlier in 2006 in recognition of its improved profitability and free cash flow growth.

Looking Ahead

One of the biggest questions for investors is whether inflation is truly a problem. We are of the view that it is less of an issue than some may think, mainly because wage inflation remains benign and is being offset by increases in productivity. Historically, wage growth has driven inflation's upward spiral, with workers demanding more pay and companies then having to raise prices to meet higher labor costs. This is not the picture today. Therefore, we are optimistic that the Federal Reserve will keep inflation in check for the foreseeable future.

Regardless of what may lie ahead, we will continue to seek diversified, high-quality investments across both the stock and bond markets.

Thank you for your investment in Janus Adviser Balanced Fund.

Janus Adviser Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.61%
Roche Holding A.G. Pharmaceutical and diagnostic products developer and manufacturer - Switzerland	1.39%
JP Morgan Chase & Co. Global financial services provider - U.S.	1.21%
Merrill Lynch & Company, Inc. Global financial services provider - U.S.	1.14%
Suncor Energy, Inc. Energy company - Canada	0.94%

5 Largest Detractors from Performance – Holdings

Contribution
IAC/InterActiveCorp Interactive commerce company - U.S.	(0.52)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.50)%
Harrah's Entertainment, Inc. Casino, hotel and riverboat casino operator - U.S.	(0.43)%
EMC Corp. Enterprise storage systems provider - U.S.	(0.43)%
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.42)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	3.80%	11.14%	7.99%
Energy	2.46%	10.79%	9.74%
Diversified Financials	2.33%	10.89%	8.48%
Materials	1.18%	3.11%	2.99%
Transportation	0.95%	4.91%	1.82%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Retailing	(1.35)%	6.90%	3.52%
Healthcare Equipment & Services	(0.53)%	6.52%	4.95%
Semiconductors & Semiconductor Equipment	(0.31)%	6.41%	3.08%
Consumer Durables & Apparel	(0.26)%	0.55%	1.28%
Technology Hardware & Equipment	(0.16)%	6.99%	6.91%

Janus Adviser Series July 31, 2006 63

Janus Adviser Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.5%
Roche Holding A.G. Medical - Drugs	3.5%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.8%
General Electric Co. Diversified Operations	2.6%
15.3%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 2.2% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

64 Janus Adviser Series July 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Balanced Fund - A Shares
NAV	1.57%	5.53%		4.48%		10.16%	10.61%
MOP	(4.25)%	(0.53)%		3.35%		9.66%	10.40%
Janus Adviser Balanced Fund - C Shares
NAV	1.07%	4.70%		3.89%		9.61%	10.13%
CDSC	0.06%	3.68%
Janus Adviser Balanced Fund - I Shares	1.67%	5.19%		4.48%		10.16%	10.61%
Janus Adviser Balanced Fund - R Shares	1.21%	4.95%		4.23%		9.99%	10.59%
Janus Adviser Balanced Fund - S Shares	1.38%	5.19%		4.48%		10.16%	10.61%
S&P 500® Index	3.34%	5.38%		2.82%		8.88%	10.20%
Lehman Brothers Government/Credit Index	0.14%	0.90%		4.89%		6.36%	5.84%
Balanced Index	1.92%	3.40%		4.07%		8.10%	8.52%
Lipper Quartile - S Shares	N/A**	2	nd	2	nd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Mixed Asset Target Allocation Growth Funds	N/A**	271/573		116/346		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2006 65

Janus Adviser Balanced Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$989.80	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$985.80	$7.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$990.90	$2.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$986.80	$6.50
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$988.10	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

*Expenses are equal to the annualized expense ratio of 0.82% for A Shares, 1.57% for C Shares, 0.57% for I Shares, 1.32% for R Shares and 1.07% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

66 Janus Adviser Series July 31, 2006

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 61.0%
Advertising Sales - 0.7%
73,890	Lamar Advertising Co.*	$3,623,566
Aerospace and Defense - 1.3%
83,390	Lockheed Martin Corp.	6,644,515
Agricultural Chemicals - 2.3%
52,577	Syngenta A.G.*	7,558,304
159,250	Syngenta A.G. (ADR)*	4,578,438
		12,136,742
Automotive - Cars and Light Trucks - 0.5%
54,814	BMW A.G.**	2,831,585
Beverages - Non-Alcoholic - 1.1%
95,645	PepsiCo, Inc.	6,061,980
Casino Hotels - 0.9%
79,225	Harrah's Entertainment, Inc.	4,762,215
Computers - 0.8%
64,240	Research In Motion, Ltd. (U.S. Shares)*	4,216,071
Computers - Memory Devices - 1.1%
424,915	EMC Corp.*	4,312,887
28,850	SanDisk Corp.*	1,346,141
		5,659,028
Cosmetics and Toiletries - 1.8%
165,155	Procter & Gamble Co.	9,281,711
Dental Supplies and Equipment - 0.3%
49,565	Patterson Companies, Inc.*,#	1,648,532
Diversified Operations - 4.5%
424,746	General Electric Co.	13,884,946
113,055	Honeywell International, Inc.	4,375,229
777,000	Melco International Development, Ltd.	1,709,956
147,210	Tyco International, Ltd. (U.S. Shares)	3,840,709
		23,810,840
E-Commerce/Services - 1.0%
234,482	IAC/InterActiveCorp*,#	5,559,568
Electronic Components - Semiconductors - 3.4%
65,870	Advanced Micro Devices, Inc.*	1,277,219
11,466	Samsung Electronics Company, Ltd.**	7,298,291
306,743	Texas Instruments, Inc.	9,134,807
		17,710,317
Enterprise Software/Services - 0.9%
310,570	Oracle Corp.*	4,649,233
Finance - Credit Card - 1.2%
119,060	American Express Co.	6,198,264
Finance - Investment Bankers/Brokers - 7.5%
327,995	JP Morgan Chase & Co.	14,963,132
255,380	Merrill Lynch & Company, Inc.	18,596,773
143,000	Mitsubishi UFJ Securities Company, Ltd.**	1,610,301
81,000	UBS A.G. (U.S. Shares)	4,406,400
		39,576,606
Finance - Mortgage Loan Banker - 1.0%
108,755	Fannie Mae	5,210,452
Hotels and Motels - 2.1%
203,055	Marriott International, Inc. - Class A	7,143,475
70,570	Starwood Hotels & Resorts Worldwide, Inc.	3,710,571
		10,854,046

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 0.6%
70,220	Celgene Corp.*	$3,362,836
Medical - Drugs - 5.1%
45,370	Eli Lilly and Co.	2,575,655
103,345	Roche Holding A.G.	18,392,227
64,457	Sanofi-Aventis**	6,130,018
		27,097,900
Medical - HMO - 1.0%
169,220	Aetna, Inc.	5,328,738
Medical Products - 1.0%
84,220	Johnson & Johnson	5,267,961
Oil Companies - Exploration and Production - 1.6%
160,640	EnCana Corp. (U.S. Shares)	8,684,198
Oil Companies - Integrated - 5.4%
82,605	BP PLC (ADR)**	5,990,515
228,710	Exxon Mobil Corp.	15,492,815
85,956	Suncor Energy, Inc.	6,930,710
		28,414,040
Optical Supplies - 0.4%
19,015	Alcon, Inc. (U.S. Shares)	2,099,636
Pharmacy Services - 0.9%
94,415	Caremark Rx, Inc.	4,985,112
Real Estate Operating/Development - 0.5%
518,000	Guangzhou R&F Properties Company, Ltd.#	2,479,936
Retail - Building Products - 0.3%
41,375	Home Depot, Inc.	1,436,126
Retail - Regional Department Stores - 1.6%
234,510	Federated Department Stores, Inc.	8,233,646
Soap and Cleaning Preparations - 1.6%
209,541	Reckitt Benckiser PLC**	8,407,787
Telecommunication Equipment - Fiber Optics - 0.8%
215,630	Corning, Inc.*	4,112,064
Therapeutics - 1.0%
84,830	Gilead Sciences, Inc.*	5,215,348
Tobacco - 1.0%
65,250	Altria Group, Inc.	5,218,043
Transportation - Railroad - 2.8%
240,689	Canadian National Railway Co. (U.S. Shares)	9,721,429
61,035	Union Pacific Corp.	5,187,975
		14,909,404
Transportation - Services - 0.5%
24,335	FedEx Corp.	2,548,118
Web Portals/Internet Service Providers - 1.8%
7,160	Google, Inc. - Class A*	2,768,056
247,195	Yahoo!, Inc.*	6,708,872
		9,476,928
Wireless Equipment - 0.7%
156,605	Motorola, Inc.	3,564,330
Total Common Stock (cost $247,068,790)		321,277,422
Corporate Bonds - 8.7%
Automotive - Cars and Light Trucks - 0.1%
$645,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes, due 10/15/08	607,913

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 67

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Cable Television - 0.4%
$855,000	Comcast Corp., 5.80031% company guaranteed notes, due 7/14/09‡	$856,054
	CSC Holdings, Inc.:
357,969	7.25813%, bank loan, due 3/29/13‡	355,814
533,821	6.98813%, bank loan, due 3/29/13‡	530,607
357,969	6.88%, bank loan, due 3/29/13‡	355,814
		2,098,289
Cellular Telecommunications - 0.4%
1,830,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	1,850,212
Commercial Banks - 0.2%
1,195,000	US Bank, 5.70% subordinated notes, due 12/15/08	1,203,425
Containers - Metal and Glass - 0.7%
2,039,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,102,719
1,800,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,809,000
		3,911,719
Dialysis Centers - 0.2%
	Fresenius Medical Care AG & Co.:
311,394	6.87375%, bank loan, due 3/31/13**,‡	308,346
169,302	6.87375%, bank loan, due 3/31/13**,‡	167,644
241,860	6.86167%, bank loan, due 3/31/13**,‡	239,492
345,514	6.83833%, bank loan, due 3/31/13**,‡	342,131
138,206	6.78177%, bank loan, due 3/31/13**,‡	136,853
		1,194,466
Diversified Financial Services - 0.2%
970,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	1,055,090
Electric - Integrated - 0.9%
570,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	579,975
2,055,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08**	1,983,705
	Pacific Gas and Electric Co.:
215,000	3.60%, unsecured notes, due 3/1/09	205,279
745,000	4.20%, unsecured notes, due 3/1/11	703,162
	TXU Corp.:
1,190,000	5.55%, senior notes, due 11/15/14	1,087,038
410,000	6.55%, notes, due 11/15/34	364,914
		4,924,073
Electronic Parts Distributors - 0.2%
1,305,000	Avnet, Inc., 6.00% notes, due 9/1/15	1,240,131
Finance - Auto Loans - 0.6%
1,720,000	Ford Motor Credit Co., 9.95688% notes, due 4/15/12‡	1,772,652
	General Motors Acceptance Corp.:
580,000	6.15%, bonds, due 4/5/07	577,779
905,000	4.375%, notes, due 12/10/07	874,242
		3,224,673

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.4%
$2,010,000	Household Finance Corp., 4.75% notes, due 5/15/09	$1,973,068
Finance - Investment Bankers/Brokers - 1.0%
2,434,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	2,308,046
965,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	930,556
1,980,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	1,887,768
		5,126,370
Finance - Mortgage Loan Banker - 0.3%
1,535,000	Residential Capital Corp., 6.00% company guaranteed notes, due 2/22/11	1,506,277
Food - Diversified - 0.3%
1,820,000	Kellogg Co., 2.875% senior notes, due 6/1/08	1,737,931
Gas - Distribution - 0.1%
430,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15	418,747
Medical - HMO - 0.1%
596,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	594,918
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste North America, Inc.:
58,016	7.27%, bank loan, due 1/15/12‡	57,701
72,519	7.27%, bank loan, due 1/15/12‡	72,126
130,535	7.20%, bank loan, due 1/15/12‡	129,827
47,863	7.20%, bank loan, due 1/15/12‡	47,603
130,861	5.37165%, bank loan, due 1/15/12‡	130,110
60,907	6.72%, bank loan, due 1/15/12‡	60,577
		497,944
Office Supplies and Forms - 0.1%
515,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	476,375
Photo Equipment and Supplies - 0.1%
512,881	Eastman Kodak Co., 0% bank loan, due 10/18/12‡	512,152
Pipelines - 0.7%
	El Paso Corp.:
355,000	7.625%, notes, due 9/1/08 (144A)	361,213
3,435,000	7.00%, senior notes, due 5/15/11	3,404,943
		3,766,156
Rental Auto/Equipment - 0.2%
802,857	Avis Rent A Car Systems, Inc., 6.75% bank loan, due 4/19/12‡	795,631
Retail - Major Department Stores - 0.2%
1,030,000	May Department Stores Co., 4.80% notes, due 7/15/09	1,007,931
Retail - Regional Department Stores - 0.1%
450,949	Neiman Marcus Group, Inc., 7.77% bank loan, due 4/6/13‡	454,106
Telecommunication Services - 0.5%
1,030,000	Embarq Corp., 7.082% notes, due 6/1/16	1,036,587
1,800,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08**	1,761,912
		2,798,499

See Notes to Schedules of Investments and Financial Statements.

68 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Telephone - Integrated - 0.3%
$1,200,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	$1,332,328
Transportation - Railroad - 0.3%
255,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	242,708
	Canadian National Railway Co.:
515,000	4.25%, notes, due 8/1/09	497,804
860,000	6.25%, bonds, due 8/1/34	881,890
		1,622,402
Total Corporate Bonds (cost $46,424,757)		45,930,826
Mortgage Backed Securities - 0.6%
U.S. Government Agency - 0.6%
3,237,376	Federal Home Loan Bank System, 5.27% due 12/28/12 (cost $3,254,673)	3,197,541
U.S. Government Agencies - 1.9%
	Fannie Mae:
2,335,000	5.00%, due 1/15/07	2,329,738
1,750,000	5.25%, due 12/3/07	1,747,800
585,000	2.50%, due 6/15/08	556,474
1,000,000	5.25%, due 1/15/09	1,000,393
465,000	6.375%, due 6/15/09	479,181
1,481,000	5.375%, due 11/15/11	1,488,054
	Freddie Mac:
1,160,000	5.75%, due 4/15/08	1,168,552
520,000	5.75%, due 3/15/09	526,573
650,000	7.00%, due 3/15/10	687,086
Total U.S. Government Agencies (cost $10,203,807)		9,983,851
U.S. Treasury Notes/Bonds - 24.5%
	U.S. Treasury Notes/Bonds:
1,110,000	3.50%, due 11/15/06	1,104,710
1,476,000	3.00%, due 12/31/06	1,462,740
11,295,000	3.625%, due 4/30/07	11,169,254
2,030,000	3.875%, due 7/31/07	2,005,577
430,000	4.00%, due 9/30/07	424,675
2,481,415	3.625%, due 1/15/08#,ÇÇ	2,520,478
4,165,000	3.375%, due 2/15/08	4,063,153
1,745,000	5.625%, due 5/15/08	1,763,473
2,565,000	3.75%, due 5/15/08	2,510,894
12,675,000	4.875%, due 5/31/08	12,644,796
6,070,000	4.375%, due 11/15/08	5,994,125
5,484,000	4.50%, due 2/15/09	5,425,091
4,460,000	3.125%, due 4/15/09	4,258,430
2,575,000	4.875%, due 5/15/09	2,571,580
4,315,000	6.00%, due 8/15/09	4,443,104
6,365,000	4.00%, due 4/15/10	6,169,575
1,350,000	3.625%, due 6/15/10	1,289,988
1,870,000	3.875%, due 7/15/10	1,802,944
1,120,000	5.75%, due 8/15/10	1,154,825
720,000	4.125%, due 8/15/10	699,525
885,000	4.25%, due 10/15/10	863,013
5,790,000	4.50%, due 11/15/10	5,699,983
1,030,000	4.375%, due 12/15/10	1,008,555
5,485,000	4.50%, due 2/28/11	5,393,082
4,730,000	4.875%, due 4/30/11	4,720,762
4,685,000	5.00%, due 8/15/11	4,711,536
2,890,000	4.25%, due 8/15/14	2,754,982
5,672,960	1.875%, due 7/15/15ÇÇ	5,430,752

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - (continued)
$4,755,000	4.25%, due 8/15/15	$4,506,104
3,140,000	4.50%, due 2/15/16	3,024,457
4,810,000	5.125%, due 5/15/16	4,859,981
2,739,000	7.25%, due 5/15/16	3,206,342
1,264,000	7.875%, due 2/15/21	1,611,206
2,699,000	7.25%, due 8/15/22	3,304,167
3,256,000	6.00%, due 2/15/26	3,584,397
1,025,000	4.50%, due 2/15/36	935,552
Total U.S. Treasury Notes/Bonds (cost $130,851,420)		129,093,808
Money Markets - 1.6%
2,257,538	Janus Institutional Cash Reserves Fund 5.23%	2,257,538
5,964,462	Janus Money Market Fund, 5.26%	5,964,462
Total Money Markets (cost $8,222,000)		8,222,000
Other Securities - 0.8%
4,164,075	State Street Navigator Securities Lending Prime Portfolio† (cost $4,164,075)	4,164,075
Total Investments (total cost $450,189,522) – 99.1%		521,869,523
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		4,703,820
Net Assets – 100%		$526,573,343

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$3,840,709	0.7%
Canada	31,540,015	6.0%
China	2,479,936	0.5%
France	6,130,018	1.2%
Germany	4,026,051	0.8%
Hong Kong	1,709,956	0.3%
Japan	1,610,301	0.3%
South Korea	7,298,291	1.4%
Switzerland	37,035,005	7.1%
United Kingdom	14,398,302	2.8%
United States††	411,800,939	78.9%
Total	$521,869,523	100.0%

††Includes Short-Term Securities and Other Securities (76.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 10/19/06	1,065,000	$1,992,566	$(86,099)
British Pound 1/11/07	2,250,000	4,216,146	(80,871)
British Pound 3/14/07	300,000	562,592	(7,312)
Euro 1/11/07	3,210,000	4,140,748	(47,998)
Japanese Yen 3/14/07	108,000,000	971,926	(19,797)
South Korean Won 10/19/06	810,000,000	850,751	8,894
South Korean Won 3/14/07	800,000,000	844,624	(743)
Total		$13,579,353	$(233,926)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 69

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended July 31, 2006, Janus Adviser INTECH Risk-Managed Growth Fund gained 0.59% for its S Shares. This compares to a 0.76% loss posted by the Russell 1000® Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Growth Fund.

70 Janus Adviser Series July 31, 2006

(unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

General Electric Co. Diversified Operations	2.2%
Procter & Gamble Co. Cosmetics and Toiletries	1.8%
Microsoft Corp. Applications Software	1.3%
Allergan, Inc. Optical Supplies	1.1%
Chicago Mercantile Exchange Holdings, Inc. Finance - Other Services	1.1%
7.5%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

See Notes to Schedules of Investments for index definitions.

Janus Adviser Series July 31, 2006 71

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Since Inception*
Janus Adviser INTECH Risk-Managed Growth Fund - A Shares
NAV	(2.36)%	0.84%		11.26%
MOP	(7.97)%	(4.94)%		9.60%
Janus Adviser INTECH Risk-Managed Growth Fund - C Shares
NAV	(2.72)%	0.11%		10.71%
CDSC	(3.69)%	(0.85)%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	(2.22)%	(0.99)%		11.26%
Janus Adviser INTECH Risk-Managed Growth Fund - R Shares	(2.53)%	0.42%		11.01%
Janus Adviser INTECH Risk-Managed Growth Fund - S Shares	(2.45)%	0.59%		11.26%
Russell 1000® Growth Index	(2.82)%	(0.76)%		9.08%
Lipper Quartile - S Shares	N/A**	3	rd	3	rd
Lipper Ranking - S Shares based on total returns for Multi-Cap Growth Funds	N/A**	229/417		223/347

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund's Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 to December 31, 2004. The performance shown reflects the fees and expenses of Class C Shares without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitation or waivers.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Effective February 28, 2006, Janus Adviser Risk-Managed Growth Fund was renamed Janus Adviser INTECH Risk-Managed Growth Fund.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

*The Fund's inception date - January 2, 2003

**The Lipper ranking for the Fund's S Shares is not available.

72 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$949.60	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$946.30	$7.72
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)**
Actual	$1,000.00	$950.10	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$947.70	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$948.70	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 0.60% for I Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2006 73

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 91.5%
Advertising Agencies - 0.2%
8,700	Omnicom Group, Inc.	$770,037
Advertising Sales - 0.3%
21,300	Lamar Advertising Co.*	1,044,552
Aerospace and Defense - 1.0%
28,300	Boeing Co.	2,190,986
13,200	Lockheed Martin Corp.	1,051,776
2,700	Northrop Grumman Corp.	178,713
8,200	Raytheon Co.	369,574
6,800	Rockwell Collins, Inc.	362,916
		4,153,965
Aerospace and Defense - Equipment - 0.3%
17,800	United Technologies Corp.	1,106,982
Airlines - 1.0%
42,200	AMR Corp.*	928,400
14,000	Continental Airlines, Inc. - Class B*	368,760
147,600	Southwest Airlines Co.	2,655,324
3,500	US Airways Group, Inc.*	159,915
		4,112,399
Apparel Manufacturers - 0%
2,800	Polo Ralph Lauren Corp.	159,712
Applications Software - 2.2%
30,900	Citrix Systems, Inc.*	981,693
43,400	Intuit, Inc.*	1,339,758
219,900	Microsoft Corp.	5,284,197
66,700	Red Hat, Inc.*	1,579,456
		9,185,104
Athletic Footwear - 0%
1,400	NIKE, Inc. - Class B	110,600
Audio and Video Products - 0.5%
26,900	Harman International Industries, Inc.	2,157,380
Automotive - Medium and Heavy Duty Trucks - 0.2%
19,300	Oshkosh Truck Corp.	827,584
Automotive - Truck Parts and Equipment - Original - 0.6%
5,400	Borg-Warner Automotive, Inc.	324,000
26,700	Johnson Controls, Inc.	2,049,492
		2,373,492
Beverages - Non-Alcoholic - 1.1%
12,900	Coca-Cola Co.	574,050
9,200	Hansen Natural Corp.*	423,108
53,800	PepsiCo, Inc.	3,409,844
		4,407,002
Beverages - Wine and Spirits - 0.6%
31,100	Brown-Forman Corp. - Class B	2,284,295
Brewery - 0.1%
7,500	Anheuser-Busch Companies, Inc.	361,125
Broadcast Services and Programming - 0.2%
31,400	Liberty Global, Inc. - Class A*	686,090
Building - Mobile Home and Manufactured Homes - 0.1%
4,900	Thor Industries, Inc.	209,916
Building - Residential and Commercial - 0%
6,200	Pulte Homes, Inc.	176,700
Building and Construction Products - Miscellaneous - 0%
1,000	USG Corp.*	46,360

Shares or Principal Amount		Value
Building Products - Cement and Aggregate - 0%
3,000	Eagle Materials, Inc.	$107,880
1,100	Martin Marietta Materials, Inc.	88,572
		196,452
Cable Television - 0.4%
5,700	Cablevision Systems New York Group - Class A*	126,825
2,400	Comcast Corp. - Class A*	82,512
80,700	DIRECTV Group, Inc.*	1,375,935
1,100	EchoStar Communications Corp. - Class A*	38,555
		1,623,827
Casino Hotels - 0.1%
3,800	Wynn Resorts, Ltd.*	243,238
Casino Services - 0.5%
47,600	International Game Technology	1,840,216
5,000	Scientific Games Corp. - Class A*	169,850
		2,010,066
Cellular Telecommunications - 0.2%
3,900	Leap Wireless International, Inc.*	174,330
9,100	N.I.I. Holdings, Inc.*	480,298
		654,628
Chemicals - Diversified - 0.1%
2,400	Celanese Corp. - Class A	46,104
3,800	Huntsman Corp.*	60,610
1,200	PPG Industries, Inc.*	73,848
5,100	Rohm & Haas Co.	235,212
		415,774
Chemicals - Specialty - 0.3%
1,500	Cabot Corp.	49,905
19,200	Ecolab, Inc.	826,944
3,000	Sigma-Aldrich Corp.	208,500
		1,085,349
Coal - 0.4%
23,200	Arch Coal, Inc.	880,208
9,300	CONSOL Energy, Inc.	382,788
2,700	Foundation Coal Holdings, Inc.	102,978
4,800	Peabody Energy Corp.	239,520
		1,605,494
Coatings and Paint Products - 0%
900	Sherwin-Williams Co.	45,540
Commercial Banks - 0.8%
7,100	Commerce Bancorp, Inc.	241,187
4,800	Cullen/Frost Bankers, Inc.	281,856
34,900	East West Bancorp, Inc.	1,408,215
5,000	Synovus Financial Corp.	141,300
47,700	TCF Financial Corp.	1,283,607
		3,356,165
Commercial Services - 1.4%
26,200	Alliance Data Systems Corp.*	1,344,584
45,900	ChoicePoint, Inc.*	1,567,944
63,200	Iron Mountain, Inc.*	2,591,200
2,900	Quanta Services, Inc.*	46,284
2,800	Weight Watchers International, Inc.	112,028
		5,662,040

See Notes to Schedules of Investments and Financial Statements.

74 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Commercial Services - Finance - 1.7%
7,000	Equifax, Inc.	$225,960
73,600	Moody's Corp.	4,039,168
74,400	Paychex, Inc.	2,542,992
		6,808,120
Computer Aided Design - 0.1%
11,400	Autodesk, Inc.*	388,854
Computer Services - 1.3%
6,300	Affiliated Computer Services, Inc. - Class A*	320,859
42,800	Ceridian Corp.*	1,027,628
4,400	Cognizant Technology Solutions Corp.*	288,156
36,400	DST Systems, Inc.*	2,049,684
60,800	Electronic Data Systems Corp.	1,453,120
2,400	FactSet Research Systems, Inc.	105,360
3,600	Reynolds and Reynolds Co.	127,404
		5,372,211
Computers - 1.6%
30,600	Apple Computer, Inc.*	2,079,576
97,100	Hewlett-Packard Co.	3,098,461
19,000	IBM Corp.	1,470,790
		6,648,827
Computers - Integrated Systems - 0%
4,300	NCR Corp.*	138,202
Computers - Memory Devices - 0.6%
16,600	Network Appliance, Inc.*	492,854
42,400	SanDisk Corp.*	1,978,384
1,900	Western Digital Corp.*	33,326
		2,504,564
Consulting Services - 0.6%
24,600	Corporate Executive Board Co.	2,312,400
Consumer Products - Miscellaneous - 0%
2,000	Scotts Miracle-Gro Co. - Class A	78,460
Containers - Metal and Glass - 0%
9,000	Owens-Illinois, Inc.*	136,170
Containers - Paper and Plastic - 0.1%
4,700	Packaging Corporation of America	107,771
4,100	Pactiv Corp.*	100,491
		208,262
Cosmetics and Toiletries - 2.8%
3,500	Alberto-Culver Co.	170,590
61,200	Colgate-Palmolive Co.	3,630,384
2,400	International Flavors & Fragrances, Inc.	88,800
130,234	Procter & Gamble Co.	7,319,151
		11,208,925
Data Processing and Management - 2.5%
10,600	Acxiom Corp.	259,488
40,200	Automatic Data Processing, Inc.	1,759,152
6,200	Dun & Bradstreet Corp.*	413,664
10,800	Fair Issac Corp.	364,824
41,400	Fidelity National Information Services, Inc.	1,479,636
61,300	First Data Corp.	2,504,105
7,400	Fiserv, Inc.*	323,084
41,300	Global Payments, Inc.	1,756,902
3,600	MasterCard, Inc. - Class A*	165,132
11,300	MoneyGram International, Inc.	346,345
8,200	SEI Investments Co.	400,652
		9,772,984

Shares or Principal Amount		Value
Dental Supplies and Equipment - 0.1%
8,000	Dentsply International, Inc.	$250,400
Diagnostic Kits - 0.3%
2,000	Dade Behring Holdings, Inc.	81,460
13,700	IDEXX Laboratories, Inc.*	1,212,450
		1,293,910
Dialysis Centers - 0%
1,700	Davita, Inc.*	85,034
Distribution/Wholesale - 0.7%
61,300	Fastenal Co.	2,180,441
8,100	W.W. Grainger, Inc.	502,929
4,600	WESCO International, Inc.*	267,950
		2,951,320
Diversified Operations - 4.4%
1,800	3M Co.	126,720
21,400	Brink's Co.	1,178,926
3,200	Carlisle Companies, Inc.	255,648
4,700	Danaher Corp.	306,440
49,500	Dover Corp.	2,333,430
277,300	General Electric Co.	9,064,936
3,700	Harsco Corp.	298,257
18,700	Honeywell International, Inc.	723,690
3,300	Illinois Tool Works, Inc.	150,909
30,000	ITT Corp.	1,516,500
19,000	Parker Hannifin Corp.	1,372,560
900	Textron, Inc.	80,919
4,500	Trinity Industries, Inc.	150,390
2,600	Walter Industries, Inc.	116,376
		17,675,701
Diversified Operations - Commercial Services - 0.2%
24,600	ARAMARK Corp. - Class B	789,660
Drug Delivery Systems - 0.3%
28,800	Hospira, Inc.*	1,258,272
E-Commerce/Products - 0.1%
6,400	Amazon.com, Inc.*	172,096
6,000	Nutri/System, Inc.*	317,520
		489,616
E-Commerce/Services - 0.1%
10,700	eBay, Inc.*	257,549
8,000	Expedia, Inc.*	107,200
4,800	IAC/InterActiveCorp*	113,808
		478,557
Electric - Generation - 0.1%
11,700	AES Corp.*	232,362
Electric - Integrated - 0.7%
9,500	Allegheny Energy, Inc.*	389,975
1,300	Constellation Energy Group, Inc.	75,283
32,900	Exelon Corp.	1,904,910
8,600	TXU Corp.	552,378
		2,922,546
Electric Products - Miscellaneous - 1.0%
900	AMETEK, Inc.	38,178
36,300	Emerson Electric Co.	2,864,796
38,100	Molex, Inc.	1,208,532
		4,111,506
Electronic Components - Miscellaneous - 0.1%
17,700	Jabil Circuit, Inc.	408,870

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 75

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 1.2%
4,600	Advanced Micro Devices, Inc.*	$89,194
52,700	Agere Systems, Inc.*	767,312
17,250	Broadcom Corp. - Class A*	413,828
3,700	Fairchild Semiconductor International, Inc.*	60,532
5,900	Intel Corp.	106,200
24,800	Intersil Corp. - Class A	583,048
400	MEMC Electronic Materials, Inc.*	12,168
51,700	Micron Technology, Inc.*	806,003
14,500	National Semiconductor Corp.	337,270
3,200	NVIDIA Corp.*	70,816
75,600	QLogic Corp.*	1,322,244
4,700	Rambus, Inc.*	82,861
3,000	Silicon Laboratories, Inc.*	110,760
1,600	Texas Instruments, Inc.	47,648
		4,809,884
Electronic Connectors - 0.2%
400	Amphenol Corp. - Class A	22,432
16,700	Thomas & Betts Corp.*	790,411
		812,843
Electronic Design Automation - 0.1%
22,800	Cadence Design Systems, Inc.*	369,132
5,000	Synopsys, Inc.*	89,500
		458,632
Electronic Forms - 0.2%
31,578	Adobe Systems, Inc.*	900,289
Electronic Measuring Instruments - 0.8%
77,600	Agilent Technologies, Inc.*	2,206,944
17,700	National Instruments Corp.	491,175
19,200	Tektronix, Inc.	523,584
		3,221,703
Electronics - Military - 0%
1,300	L-3 Communications Holdings, Inc.	95,745
Energy - Alternate Sources - 0%
6,900	Covanta Holding Corp.*	121,785
Engineering - Research and Development Services - 0.1%
700	Fluor Corp.	61,481
2,200	Jacobs Engineering Group, Inc.*	182,578
		244,059
Engines - Internal Combustion - 0.4%
14,100	Cummins, Inc.	1,649,700
Enterprise Software/Services - 0.2%
13,700	BEA Systems, Inc.*	160,838
14,200	BMC Software, Inc.*	332,564
11,544	Oracle Corp.*	172,814
		666,216
Fiduciary Banks - 1.3%
6,100	Bank of New York Company, Inc.	205,021
4,100	Investors Financial Services Corp.	183,762
21,900	Mellon Financial Corp.	766,500
38,300	Northern Trust Corp.	2,186,930
32,000	State Street Corp.	1,921,920
		5,264,133
Filtration and Separations Products - 0%
4,200	Donaldson Company, Inc.	138,138
Finance - Consumer Loans - 0.6%
2,800	First Marblehead Corp.	128,240
44,000	SLM Corp.	2,213,200
		2,341,440

Shares or Principal Amount		Value
Finance - Credit Card - 0.2%
10,500	American Express Co.	$546,630
3,200	Capital One Financial Corp.	247,520
		794,150
Finance - Investment Bankers/Brokers - 2.1%
87,000	Charles Schwab Corp.	1,381,560
18,400	E*TRADE Financial Corp.*	428,904
21,600	Goldman Sachs Group, Inc.	3,299,400
4,800	Investment Technology Group, Inc.*	241,728
4,000	Lehman Brothers Holdings, Inc.	259,800
16,800	Merrill Lynch & Company, Inc.	1,223,376
17,700	Morgan Stanley Co.	1,177,050
39,000	TD Ameritrade Holding Corp.*	638,820
		8,650,638
Finance - Mortgage Loan Banker - 0.3%
20,400	Freddie Mac	1,180,344
Finance - Other Services - 1.2%
9,500	Chicago Mercantile Exchange Holdings, Inc.	4,381,400
1,200	IntercontinentalExchange, Inc.*	71,520
5,700	Nasdaq Stock Market, Inc.*	156,921
4,600	NYSE Group, Inc.*	286,074
		4,895,915
Financial Guarantee Insurance - 0.2%
10,500	Ambac Financial Group, Inc.	872,655
Food - Confectionary - 0.1%
4,825	Wm. Wrigley Jr. Co.	221,275
Food - Diversified - 0.6%
8,300	Campbell Soup Co.	304,444
8,900	General Mills, Inc.	461,910
19,300	H.J. Heinz Co.	810,021
11,500	Kellogg Co.	553,955
8,000	McCormick & Company, Inc.	280,480
		2,410,810
Food - Retail - 0.3%
5,300	Kroger Co.	121,529
16,700	Whole Foods Market, Inc.	960,417
		1,081,946
Garden Products - 0%
4,000	Toro Co.	165,640
Gold Mining - 0.3%
26,200	Newmont Mining Corp.	1,342,226
Hazardous Waste Disposal - 0.4%
24,800	Stericycle, Inc.*	1,666,064
Health Care Cost Containment - 0.6%
45,000	McKesson Corp.	2,267,550
Home Decoration Products - 0%
6,900	Newell Rubbermaid, Inc.	181,884
Hospital Beds and Equipment - 0%
1,500	Hillenbrand Industries, Inc.	74,490
2,100	Kinetic Concepts, Inc.*	93,576
		168,066
Hotels and Motels - 0.1%
13,400	Choice Hotels International, Inc.	571,108
Human Resources - 1.0%
15,600	Manpower, Inc.	927,888
3,200	Monster Worldwide, Inc.*	128,000
97,300	Robert Half International, Inc.	3,148,628
		4,204,516

See Notes to Schedules of Investments and Financial Statements.

76 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Independent Power Producer - 0%
2,400	NRG Energy, Inc.*	$118,200
Industrial Automation and Robotics - 0.2%
13,700	Rockwell Automation, Inc.	849,126
Industrial Gases - 0%
2,000	Airgas, Inc.	72,500
Instruments - Controls - 0.4%
12,400	Mettler-Toledo International, Inc.*	762,972
29,000	Thermo Electron Corp.*	1,073,290
		1,836,262
Instruments - Scientific - 0.2%
24,700	Applera Corp. - Applied Biosystems Group	794,105
2,500	PerkinElmer, Inc.	45,075
		839,180
Insurance Brokers - 0.6%
28,100	Arthur J. Gallagher & Co.	763,477
57,400	Brown & Brown, Inc.	1,801,786
		2,565,263
Internet Infrastructure Software - 0.5%
50,600	Akamai Technologies, Inc.*	2,005,278
Internet Security - 0%
3,000	Symantec Corp.*	52,110
Investment Management and Advisory Services - 3.2%
10,800	Affiliated Managers Group, Inc.*	988,740
11,000	BlackRock, Inc.	1,420,760
19,000	Eaton Vance Corp.	470,440
50,300	Federated Investors, Inc. - Class B	1,559,803
34,600	Franklin Resources, Inc.	3,164,169
36,400	Legg Mason, Inc.	3,038,308
28,800	Nuveen Investments - Class A	1,367,712
14,000	T. Rowe Price Group, Inc.	578,340
		12,588,272
Life and Health Insurance - 0.9%
64,100	AFLAC, Inc.	2,829,374
2,800	Principal Financial Group, Inc.	151,200
9,100	Prudential Financial, Inc.	715,624
		3,696,198
Lottery Services - 0.5%
65,400	GTECH Holdings Corp.	2,203,326
Machine Tools and Related Products - 0.1%
4,200	Lincoln Electric Holdings, Inc.	240,996
Machinery - Construction and Mining - 0.4%
18,300	Caterpillar, Inc.	1,296,921
6,600	JLG Industries, Inc.	119,460
5,400	Terex Corp.*	242,136
		1,658,517
Machinery - General Industrial - 0.1%
9,200	Gardner Denver Machinery, Inc.*	318,780
3,700	Manitowoc Company, Inc.	145,262
		464,042
Machinery - Pumps - 0%
4,800	Graco, Inc.	188,592

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 2.4%
43,576	Amgen, Inc.*	$3,038,990
56,000	Celgene Corp.*	2,681,840
28,600	Genentech, Inc.*	2,311,452
19,300	Millipore Corp.*	1,209,145
4,300	PDL BioPharma, Inc.*	77,443
6,600	Vertex Pharmaceuticals, Inc.*	221,232
		9,540,102
Medical - Drugs - 3.0%
19,300	Cephalon, Inc.*	1,268,782
6,600	Eli Lilly and Co.	374,682
8,600	Endo Pharmaceuticals Holdings, Inc.*	267,202
18,800	Forest Laboratories, Inc.*	870,628
95,400	MedImmune, Inc.*	2,421,252
77,900	Merck & Company, Inc.	3,137,033
74,200	Schering-Plough Corp.	1,516,648
43,200	Wyeth	2,093,904
		11,950,131
Medical - Generic Drugs - 0.8%
49,200	Barr Pharmaceuticals, Inc.*	2,448,192
44,200	Mylan Laboratories, Inc.	970,632
		3,418,824
Medical - HMO - 2.1%
2,000	Aetna, Inc.	62,980
11,850	Coventry Health Care, Inc.*	624,495
36,900	Health Net, Inc.*	1,548,693
14,900	Humana, Inc.*	833,357
18,000	Sierra Health Services, Inc.*	777,240
70,860	UnitedHealth Group, Inc.	3,389,234
5,700	WellCare Health Plans, Inc.*	279,642
14,516	WellPoint, Inc.*	1,081,442
		8,597,083
Medical - Hospitals - 0%
1,600	Community Health Care Corp.*	58,016
2,100	HCA, Inc.	103,236
		161,252
Medical - Nursing Homes - 0.3%
24,100	Manor Care, Inc.	1,206,205
Medical - Outpatient and Home Medical Care - 0%
5,200	Lincare Holdings, Inc.*	181,012
Medical - Wholesale Drug Distributors - 0.6%
2,400	AmerisourceBergen Corp.	103,200
38,200	Cardinal Health, Inc.	2,559,400
		2,662,600
Medical Information Systems - 0.1%
2,000	Cerner Corp.*	80,960
5,400	IMS Health, Inc.	148,176
		229,136
Medical Instruments - 1.2%
1,990	Boston Scientific Corp.*	33,850
1,400	Intuitive Surgical, Inc.*	133,280
60,300	Medtronic, Inc.	3,046,356
18,000	St. Jude Medical, Inc.*	664,200
17,800	Techne Corp.*	884,482
		4,762,168

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 77

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Medical Labs and Testing Services - 0.5%
8,400	Covance, Inc.*	$535,584
20,200	Laboratory Corporation of America Holdings*	1,301,284
3,000	Quest Diagnostics, Inc.	180,360
		2,017,228
Medical Products - 1.0%
27,100	Baxter International, Inc.	1,138,200
7,800	Henry Schein, Inc.*	369,798
36,000	Johnson & Johnson	2,251,800
10,700	Varian Medical Systems, Inc.*	484,924
		4,244,722
Metal - Aluminum - 0.2%
22,800	Alcoa, Inc.	682,860
Metal - Copper - 0.1%
4,500	Southern Copper Corp.	434,250
Metal - Diversified - 0.1%
7,300	Freeport-McMoRan Copper & Gold, Inc. - Class B	398,288
Metal Processors and Fabricators - 0.3%
17,300	Precision Castparts Corp.	1,031,945
Motorcycle and Motor Scooter Manufacturing - 0.1%
8,800	Harley-Davidson, Inc.	501,600
Multi-Line Insurance - 0.7%
39,400	American International Group, Inc.	2,390,398
600	Hanover Insurance Group, Inc.*	27,768
14,100	HCC Insurance Holdings, Inc.	429,909
		2,848,075
Multimedia - 1.4%
3,700	E.W. Scripps Co. - Class A	158,101
35,000	McGraw-Hill Companies, Inc.	1,970,500
23,100	Meredith Corp.	1,091,013
52,500	News Corporation, Inc. - Class A	1,010,100
45,500	Time Warner, Inc.	750,750
25,590	Walt Disney Co.	759,767
		5,740,231
Music - 0.1%
9,800	Warner Music Group Corp.	238,630
Networking Products - 0%
4,700	Cisco Systems, Inc.*	83,895
Non-Ferrous Metals - 0.1%
10,700	Titanium Metals Corp.*	308,588
Non-Hazardous Waste Disposal - 0.4%
14,500	Allied Waste Industries, Inc.*	147,320
6,600	Republic Services, Inc.	265,056
35,600	Waste Management, Inc.	1,223,928
		1,636,304
Office Furnishings - Original - 0.2%
18,500	HNI Corp.	751,285
Oil - Field Services - 1.1%
24,900	Baker Hughes, Inc.	1,990,755
36,500	BJ Services Co.	1,323,855
5,200	Global Industries, Ltd.*	86,736
15,000	Halliburton Co.	500,400
5,500	Helix Energy Solutions Group, Inc.*	214,445
5,100	Oceaneering International, Inc.*	222,972
4,800	Superior Energy Services, Inc.*	164,400
4,200	TETRA Technologies, Inc.*	120,162
		4,623,725

Shares or Principal Amount		Value
Oil and Gas Drilling - 0.1%
300	Diamond Offshore Drilling, Inc.	$23,679
4,800	Pride International, Inc.*	143,376
3,700	Todco - Class A*	141,007
		308,062
Oil Companies - Exploration and Production - 0.2%
1,600	CNX Gas Corp.*	43,296
5,800	EOG Resources, Inc.	430,070
7,300	Southwestern Energy Co.*	251,120
3,300	St. Mary Land & Exploration Co.	141,900
1,254	XTO Energy, Inc.	58,925
		925,311
Oil Companies - Integrated - 0.2%
14,800	Exxon Mobil Corp.	1,002,552
Oil Field Machinery and Equipment - 0.6%
20,700	Cameron International Corp.*	1,043,487
15,900	FMC Technologies, Inc.*	1,002,018
4,700	Grant Prideco, Inc.*	213,897
300	National-Oilwell Varco, Inc.*	20,112
		2,279,514
Oil Refining and Marketing - 0.2%
3,300	Cheniere Energy, Inc.*	115,467
3,600	Frontier Oil Corp.	126,900
2,800	Holly Corp.	141,680
6,400	Sunoco, Inc.	445,056
		829,103
Optical Supplies - 1.1%
42,833	Allergan, Inc.	4,619,539
Pharmacy Services - 1.9%
21,566	Caremark Rx, Inc.	1,138,685
55,300	Express Scripts, Inc. - Class A*	4,259,759
37,983	Medco Health Solutions, Inc.*	2,253,531
4,500	Omnicare, Inc.	203,670
		7,855,645
Physician Practice Management - 0%
2,800	Pediatrix Medical Group, Inc.*	118,720
Pipelines - 0.7%
31,300	El Paso Corp.	500,800
20,500	Equitable Resources, Inc.	738,205
13,200	Kinder Morgan, Inc.	1,346,400
2,000	Questar Corp.	177,200
3,900	Western Gas Resources, Inc.	236,496
		2,999,101
Private Corrections - 0.1%
4,300	Corrections Corporation of America*	234,780
Property and Casualty Insurance - 1.0%
152,700	Progressive Corp.	3,693,813
11,700	W. R. Berkley Corp.	421,200
		4,115,013
Publishing - Books - 0%
4,200	John Wiley & Sons, Inc. - Class A	138,936
Publishing - Newspapers - 0.1%
17,500	Dow Jones & Company, Inc.	613,200
Real Estate Management/Services - 0.7%
99,500	CB Richard Ellis Group, Inc.*	2,341,235
4,500	Jones Lang LaSalle, Inc.	367,650
		2,708,885

See Notes to Schedules of Investments and Financial Statements.

78 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Real Estate Operating/Development - 0.4%
31,800	Forest City Enterprises, Inc. - Class A	$1,586,820
REIT - Apartments - 0%
600	Essex Property Trust, Inc.	70,254
REIT - Health Care - 0%
2,300	Ventas, Inc.	82,179
REIT - Mortgages - 0.2%
37,400	CapitalSource, Inc.	882,266
REIT - Office Property - 0.2%
3,300	Kilroy Realty Corp.	243,837
4,600	SL Green Realty Corp.	525,780
		769,617
REIT - Regional Malls - 0%
1,700	Taubman Centers, Inc.	70,550
REIT - Shopping Centers - 0%
2,700	Developers Diversified Realty Corp.	142,506
200	Federal Realty Investment Trust	14,510
		157,016
REIT - Storage - 0%
2,800	Shurgard Storage Centers, Inc.	184,520
Research and Development - 0.3%
32,900	Pharmaceutical Product Development, Inc.	1,265,992
Respiratory Products - 0.4%
37,500	ResMed, Inc.*	1,740,375
900	Respironics, Inc.*	32,022
		1,772,397
Retail - Apparel and Shoe - 0.6%
9,900	AnnTaylor Stores Corp.*	406,494
2,900	Chico's FAS, Inc.*	65,685
56,000	Claire's Stores, Inc.	1,401,680
5,400	Foot Locker, Inc.	146,718
8,300	Limited, Inc.	208,828
17,100	Ross Stores, Inc.	425,619
		2,655,024
Retail - Auto Parts - 0%
2,550	Advance Auto Parts, Inc.	77,189
1,000	AutoZone, Inc.*	87,870
800	O'Reilly Automotive, Inc.*	22,680
		187,739
Retail - Building Products - 0.1%
1,900	Home Depot, Inc.	65,949
12,700	Lowe's Companies, Inc.	360,045
		425,994
Retail - Catalog Shopping - 0.3%
3,500	Coldwater Creek, Inc.*	69,755
26,500	MSC Industrial Direct Company, Inc. - Class A	1,092,595
		1,162,350
Retail - Computer Equipment - 0%
4,000	GameStop Corp. - Class A*	166,440
Retail - Consumer Electronics - 0.4%
6,100	Best Buy Company, Inc.	276,574
55,600	Circuit City Stores, Inc.	1,362,200
		1,638,774
Retail - Discount - 0.7%
23,200	Costco Wholesale Corp.	1,224,032
23,400	Dollar General Corp.	314,028

Shares or Principal Amount		Value
Retail - Discount - (continued)
17,300	Dollar Tree Stores, Inc.*	$460,180
17,700	Family Dollar Stores, Inc.	402,144
8,000	Target Corp.	367,360
3,500	TJX Companies, Inc.	85,295
		2,853,039
Retail - Drug Store - 0.1%
4,900	Walgreen Co.	229,222
Retail - Gardening Products - 0%
2,200	Tractor Supply Co.*	100,628
Retail - Jewelry - 0.1%
9,200	Tiffany & Co.	290,628
Retail - Office Supplies - 0.2%
16,800	Office Depot, Inc.*	605,640
900	Staples, Inc.	19,458
		625,098
Retail - Regional Department Stores - 0.2%
2,600	Federated Department Stores, Inc.	91,286
11,300	Kohl's Corp.*	639,919
		731,205
Retail - Restaurants - 0.7%
4,300	Brinker International, Inc.	139,320
13,000	Darden Restaurants, Inc.	439,400
53,000	Starbucks Corp.*	1,815,780
1,900	Tim Hortons, Inc.	47,386
6,100	Wendy's International, Inc.	366,976
3,100	Yum! Brands, Inc.	139,500
		2,948,362
Savings/Loan/Thrifts - 0.5%
152,800	Hudson City Bancorp, Inc.	1,981,816
1,200	People's Bank	43,068
		2,024,884
Schools - 0.4%
20,600	ITT Educational Services, Inc.*	1,388,852
1,300	Laureate Education, Inc.*	59,345
		1,448,197
Semiconductor Components/Integrated Circuits - 0%
7,300	Cypress Semiconductor Corp.*	110,887
5,200	Integrated Device Technology, Inc.*	80,444
		191,331
Semiconductor Equipment - 0.5%
23,100	Applied Materials, Inc.	363,594
400	KLA-Tencor Corp.	16,876
40,200	Lam Research Corp.*	1,671,918
		2,052,388
Steel - Producers - 0%
1,400	Carpenter Technology Corp.	137,760
Steel - Specialty - 0.1%
8,700	Allegheny Technologies, Inc.	555,843
Super-Regional Banks - 0.2%
9,100	Wells Fargo & Co.	658,294
Telecommunication Equipment - 0.2%
6,200	ADC Telecommunications, Inc.*	75,826
42,000	Avaya, Inc.*	388,920
10,100	Harris Corp.	460,055
		924,801
Telecommunication Equipment - Fiber Optics - 0.1%
12,200	Corning, Inc.*	232,654

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 79

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Telecommunication Services - 0%
3,900	NeuStar, Inc. - Class A*	$120,354
Telephone - Integrated - 0%
7,700	Citizens Communications Co.	98,791
1,897	Sprint Nextel Corp.	37,561
		136,352
Television - 0.3%
33,300	Univision Communications, Inc. - Class A*	1,112,220
Therapeutics - 0.9%
11,600	Amylin Pharmaceuticals, Inc.*	566,080
31,900	Gilead Sciences, Inc.*	1,961,212
33,000	ImClone Systems, Inc.*	1,072,500
		3,599,792
Tobacco - 1.0%
49,900	Altria Group, Inc.	3,990,503
4,800	UST, Inc.	242,640
		4,233,143
Transactional Software - 0%
2,300	VeriFone Holdings, Inc.*	64,975
Transportation - Equipment and Leasing - 0%
1,400	GATX Corp.	54,866
Transportation - Marine - 0%
3,100	Kirby Corp.	99,541
Transportation - Railroad - 1.5%
32,400	Burlington Northern Santa Fe Corp.	2,232,684
8,800	CSX Corp.	533,984
51,200	Norfolk Southern Corp.	2,223,104
15,200	Union Pacific Corp.	1,292,000
		6,281,772
Transportation - Services - 3.0%
83,000	C.H. Robinson Worldwide, Inc.	3,799,740
64,300	Expeditors International of Washington, Inc.	2,923,721
22,500	FedEx Corp.	2,355,975
42,800	United Parcel Service, Inc. - Class B	2,949,348
		12,028,784
Transportation - Truck - 0.5%
25,500	Con-Way, Inc.	1,261,740
13,900	J.B. Hunt Transport Services, Inc.	285,923
11,900	Landstar System, Inc.	508,011
		2,055,674
Veterinary Diagnostics - 0.3%
39,700	VCA Antech, Inc.*	1,388,309
Web Portals/Internet Service Providers - 0.4%
4,300	Google, Inc. - Class A*	1,662,380
Wireless Equipment - 1.4%
44,629	American Tower Corp. - Class A*	1,508,460
72,800	Crown Castle International Corp.*	2,564,744
9,300	Motorola, Inc.	211,668
42,400	QUALCOMM, Inc.	1,495,024
6,300	SBA Communications Corp. - Class A*	150,444
		5,930,340
Total Common Stock (cost $374,938,535)		375,224,085

Shares or Principal Amount		Value
Money Markets - 4.4%
2,432,333	Janus Government Money Market Fund, 5.21%	$2,432,333
9,168,396	Janus Institutional Cash Reserves Fund, 5.23%	9,168,396
6,427,271	Janus Money Market Fund, 5.26%	6,427,271
Total Money Markets (cost $18,028,000)		18,028,000
Short-Term U.S. Government Agencies - 3.6%
$15,000,000	Federal Home Loan Bank System 5.195%, 8/18/06 (amortized cost $14,963,203)	14,963,203
Short-Term U.S. Treasury Bill - 0.4%
1,500,000	U.S. Treasury Bill 4.815%, 9/21/06** (amortized cost $1,489,768)	1,489,768
Total Investments (total cost $409,419,506) – 99.9%		409,705,056
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		596,932
Net Assets – 100%		$410,301,988

Financial Futures - Long

262 Contracts	S&P 500® (Emini) expires September 2006, principal amount $16,480,722, value $16,791,580 cumulative appreciation	$310,858

Summary of Investments by Country

Country	Value	% of Investment Securities
United States††	$409,705,056	100.0%
Total	$409,705,056	100.0%

††Includes Short-Term Securities (91.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

80 Janus Adviser Series July 31, 2006

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended July 31, 2006, Janus Adviser INTECH Risk-Managed Core Fund returned 5.50% for its S Shares. This compares to a 5.38% return posted by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Core Fund.

Janus Adviser Series July 31, 2006 81

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Janus Adviser INTECH Risk-Managed Core Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Procter & Gamble Co. Cosmetics and Toiletries	1.6%
Progressive Corp. Property and Casualty Insurance	1.4%
Loews Corp. Multi-Line Insurance	1.2%
Johnson Controls, Inc. Automotive - Truck Parts and Equipment - Original	1.1%
Burlington Northern Santa Fe Corp. Transportation - Railroad	1.1%
6.4%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

82 Janus Adviser Series July 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Since Inception*
Janus Adviser INTECH Risk-Managed Core Fund - A Shares
NAV	1.69%	5.69%		14.99%
MOP	(4.19)%	(0.39)%		13.10%
Janus Adviser INTECH Risk-Managed Core Fund - C Shares
NAV	1.24%	4.87%		14.61%
CDSC	0.23%	3.92%
Janus Adviser INTECH Risk-Managed Core Fund - I Shares	1.77%	5.50%		14.90%
Janus Adviser INTECH Risk-Managed Core Fund - R Shares	1.38%	5.15%		14.42%
Janus Adviser INTECH Risk-Managed Core Fund - S Shares	1.53%	5.50%		15.21%
S&P 500® Index	3.34%	5.38%		11.95%
Lipper Quartile - S Shares	N/A**	2	nd	1	st
Lipper Ranking - S Shares based on total returns for Multi-Cap Core Funds	N/A**	329/816		100/562

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund's Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 to December 31, 2004. The performance shown reflects the fees and expenses of Class C Shares without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitation or waivers.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Effective February 28, 2006, Janus Adviser Risk-Managed Core Fund was renamed Janus Adviser INTECH Risk-Managed Core Fund.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The Fund's inception date - January 2, 2003

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2006 83

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$977.20	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$973.90	$7.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$978.60	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$974.90	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$976.40	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 0.60% for I Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested

84 Janus Adviser Series July 31, 2006

Janus Adviser INTECH Risk-Managed
Core Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.9%
Advertising Agencies - 0.3%
2,800	Omnicom Group, Inc.	$247,828
Aerospace and Defense - 2.6%
10,900	Boeing Co.	843,878
8,100	General Dynamics Corp.	542,862
6,300	Lockheed Martin Corp.	501,984
3,300	Northrop Grumman Corp.	218,427
7,400	Raytheon Co.	333,518
4,200	Rockwell Collins, Inc.	224,154
		2,664,823
Aerospace and Defense - Equipment - 0.2%
3,300	United Technologies Corp.	205,227
Agricultural Chemicals - 0.1%
2,200	Monsanto Co.	94,578
Agricultural Operations - 1.1%
24,500	Archer-Daniels-Midland Co.	1,078,000
Airlines - 0.6%
35,000	Southwest Airlines Co.	629,650
Apparel Manufacturers - 0.2%
3,900	Jones Apparel Group, Inc.	115,440
1,100	V. F. Corp.	74,602
		190,042
Appliances - 0.3%
4,298	Whirlpool Corp.	331,763
Applications Software - 1.0%
17,100	Citrix Systems, Inc.*	543,267
10,700	Intuit, Inc.*	330,309
6,300	Microsoft Corp.	151,389
		1,024,965
Athletic Footwear - 0%
300	NIKE, Inc. - Class B	23,700
Audio and Video Products - 0.2%
2,900	Harman International Industries, Inc.	232,580
Automotive - Truck Parts and Equipment - Original - 1.1%
14,700	Johnson Controls, Inc.	1,128,372
Beverages - Non-Alcoholic - 1.1%
3,100	Coca-Cola Co.	137,950
1,900	Pepsi Bottling Group, Inc.	63,175
13,700	PepsiCo, Inc.	868,306
		1,069,431
Beverages - Wine and Spirits - 0.5%
7,200	Brown-Forman Corp. - Class B	528,840
Brewery - 0.2%
1,200	Anheuser-Busch Companies, Inc.	57,780
2,500	Molson Coors Brewing Co. - Class B	178,625
		236,405
Broadcast Services and Programming - 0%
800	Clear Channel Communications, Inc.	23,160
Casino Services - 0.6%
15,300	International Game Technology	591,498
Chemicals - Specialty - 0.4%
7,000	Ecolab, Inc.	301,490
1,100	Sigma-Aldrich Corp.	76,450
		377,940

Shares or Principal Amount		Value
Coal - 0.1%
1,400	CONSOL Energy, Inc.	$57,624
Coatings and Paint Products - 0.1%
2,800	Sherwin-Williams Co.	141,680
Commercial Banks - 1.4%
12,000	BB&T Corp.	503,880
2,000	Commerce Bancorp, Inc.	67,940
3,300	Compass Bancshares, Inc.	194,502
2,300	M&T Bank Corp.	280,416
1,000	Regions Financial Corp.	36,290
4,600	Zions Bancorporation	377,844
		1,460,872
Commercial Services - 0.2%
11,900	Convergys Corp.*	227,052
Commercial Services - Finance - 1.7%
1,500	Equifax, Inc.	48,420
16,100	Moody's Corp.	883,568
23,500	Paychex, Inc.	803,230
		1,735,218
Computer Aided Design - 0.1%
3,500	Autodesk, Inc.*	119,385
Computer Services - 0.6%
600	Affiliated Computer Services, Inc. - Class A*	30,558
4,300	Computer Sciences Corp.*	225,277
15,400	Electronic Data Systems Corp.	368,060
		623,895
Computers - 1.6%
8,600	Apple Computer, Inc.*	584,456
27,700	Hewlett-Packard Co.	883,907
1,600	IBM Corp.	123,856
		1,592,219
Computers - Integrated Systems - 0.1%
2,800	NCR Corp.*	89,992
Computers - Memory Devices - 0.8%
4,500	Network Appliance, Inc.*	133,605
13,800	SanDisk Corp.*	643,908
		777,513
Consumer Products - Miscellaneous - 0.3%
5,600	Clorox Co.	335,664
Containers - Paper and Plastic - 0%
1,000	Pactiv Corp.*	24,510
Cosmetics and Toiletries - 2.7%
1,000	Alberto-Culver Co.	48,740
16,700	Colgate-Palmolive Co.	990,644
29,388	Procter & Gamble Co.	1,651,606
		2,690,990
Data Processing and Management - 1.2%
12,700	Automatic Data Processing, Inc.	555,752
13,300	First Data Corp.	543,305
2,800	Fiserv, Inc.*	122,248
		1,221,305
Disposable Medical Products - 0%
400	C.R. Bard, Inc.	28,388
Distribution/Wholesale - 0.4%
2,900	Genuine Parts Co.	120,756
5,300	W.W. Grainger, Inc.	329,077
		449,833

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 85

Janus Adviser INTECH Risk-Managed
Core Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Diversified Operations - 2.4%
800	3M Co.	$56,320
5,000	Cooper Industries, Ltd. - Class A	430,800
200	Danaher Corp.	13,040
8,900	Dover Corp.	419,546
1,200	Eaton Corp.	76,920
30,600	General Electric Co.	1,000,314
400	Illinois Tool Works, Inc.	18,292
6,800	ITT Corp.	343,740
1,200	Parker Hannifin Corp.	86,688
200	Textron, Inc.	17,982
		2,463,642
Drug Delivery Systems - 0.4%
8,300	Hospira, Inc.*	362,627
Electric - Generation - 0.2%
7,800	AES Corp.*	154,908
Electric - Integrated - 3.8%
5,300	Allegheny Energy, Inc.*	217,565
200	Ameren Corp.	10,300
1,200	Consolidated Edison, Inc.	56,244
2,700	Dominion Resources, Inc.	211,896
16,000	Edison International	662,080
100	Entergy Corp.	7,710
5,400	Exelon Corp.	312,660
11,200	FirstEnergy Corp.	627,200
13,400	PG&E Corp.	558,512
400	Pinnacle West Capital Corp.	17,204
900	PPL Corp.	30,618
7,800	Public Service Enterprise Group, Inc.	525,954
1,100	Southern Co.	37,158
7,500	TXU Corp.	481,725
3,900	Xcel Energy, Inc.	78,156
		3,834,982
Electric Products - Miscellaneous - 0.8%
6,900	Emerson Electric Co.	544,548
7,000	Molex, Inc.	222,040
		766,588
Electronic Components - Miscellaneous - 0.3%
11,200	Jabil Circuit, Inc.	258,720
Electronic Components - Semiconductors - 1.1%
6,500	Advanced Micro Devices, Inc.*	126,035
7,400	Broadcom Corp. - Class A*	177,526
700	Freescale Semiconductor, Inc. - Class B*	19,964
12,400	Micron Technology, Inc.*	193,316
4,000	National Semiconductor Corp.	93,040
11,800	NVIDIA Corp.*	261,134
10,800	QLogic Corp.*	188,892
600	Texas Instruments, Inc.	17,868
		1,077,775
Electronic Forms - 0%
400	Adobe Systems, Inc.*	11,404
Electronic Measuring Instruments - 0.6%
16,800	Agilent Technologies, Inc.*	477,792
5,100	Tektronix, Inc.	139,077
		616,869
Electronics - Military - 0.1%
600	L-3 Communications Holdings, Inc.	44,190

Shares or Principal Amount		Value
Engineering - Research and Development Services - 0.1%
1,100	Fluor Corp.	$96,613
Engines - Internal Combustion - 0.4%
3,700	Cummins, Inc.	432,900
Enterprise Software/Services - 0.2%
6,200	BMC Software, Inc.*	145,204
4,735	Oracle Corp.*	70,883
		216,087
Fiduciary Banks - 2.4%
13,200	Bank of New York Company, Inc.	443,652
21,600	Mellon Financial Corp.	756,000
8,300	Northern Trust Corp.	473,930
11,500	State Street Corp.	690,690
		2,364,272
Finance - Commercial - 0.3%
7,500	CIT Group, Inc.	344,325
Finance - Consumer Loans - 0.6%
12,100	SLM Corp.	608,630
Finance - Credit Card - 0.2%
2,400	American Express Co.	124,944
500	Capital One Financial Corp.	38,675
		163,619
Finance - Investment Bankers/Brokers - 4.8%
1,700	Bear Stearns Companies, Inc.	241,179
15,800	Charles Schwab Corp.	250,904
16,900	Citigroup, Inc.	816,439
21,500	E*TRADE Financial Corp.*	501,165
5,600	Goldman Sachs Group, Inc.	855,400
10,000	JP Morgan Chase & Co.	456,200
14,200	Lehman Brothers Holdings, Inc.	922,290
8,600	Merrill Lynch & Company, Inc.	626,252
2,700	Morgan Stanley Co.	179,550
		4,849,379
Financial Guarantee Insurance - 0.4%
4,100	Ambac Financial Group, Inc.	340,751
500	MGIC Investment Corp.	28,455
		369,206
Food - Confectionary - 0%
750	Wm. Wrigley Jr. Co.	34,395
Food - Diversified - 1.1%
6,900	Campbell Soup Co.	253,092
1,000	ConAgra Foods, Inc.	21,500
4,600	General Mills, Inc.	238,740
6,400	H.J. Heinz Co.	268,608
4,000	Kellogg Co.	192,680
3,600	McCormick & Company, Inc.	126,216
		1,100,836
Food - Meat Products - 0%
300	Tyson Foods, Inc. - Class A	4,245
Food - Retail - 1.2%
30,200	Kroger Co.	692,486
19,300	Safeway, Inc.	541,944
200	Whole Foods Market, Inc.	11,502
		1,245,932
Food - Wholesale/Distribution - 0%
1,347	Supervalu, Inc.	36,517

See Notes to Schedules of Investments and Financial Statements.

86 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Gas - Distribution - 0.2%
1,800	KeySpan Corp.	$72,486
3,700	Sempra Energy Co.	178,562
		251,048
Gold Mining - 0.4%
7,500	Newmont Mining Corp.	384,225
Health Care Cost Containment - 0.7%
13,100	McKesson Corp.	660,109
Home Decoration Products - 0.3%
11,000	Newell Rubbermaid, Inc.	289,960
Hotels and Motels - 0%
400	Marriott International, Inc. - Class A	14,072
200	Starwood Hotels & Resorts Worldwide, Inc.	10,516
		24,588
Human Resources - 0.7%
4,300	Monster Worldwide, Inc.*	172,000
16,100	Robert Half International, Inc.	520,996
		692,996
Industrial Automation and Robotics - 0.2%
2,500	Rockwell Automation, Inc.	154,950
Instruments - Controls - 0.5%
13,100	Thermo Electron Corp.*	484,831
Instruments - Scientific - 0.5%
13,600	Applera Corp. - Applied Biosystems Group	437,240
200	Fisher Scientific International, Inc.*	14,822
1,000	PerkinElmer, Inc.	18,030
		470,092
Insurance Brokers - 1.3%
29,100	Aon Corp.	996,093
12,400	Marsh & McLennan Companies, Inc.	335,172
		1,331,265
Investment Management and Advisory Services - 1.8%
9,600	Ameriprise Financial, Inc.	428,160
7,000	Federated Investors, Inc. - Class B	217,070
10,700	Franklin Resources, Inc.	978,515
500	Legg Mason, Inc.	41,735
2,500	T. Rowe Price Group, Inc.	103,275
		1,768,755
Life and Health Insurance - 2.4%
13,800	AFLAC, Inc.	609,132
2,200	CIGNA Corp.	200,750
3,116	Lincoln National Corp.	176,615
11,500	Principal Financial Group, Inc.	621,000
6,500	Prudential Financial, Inc.	511,160
4,500	Torchmark Corp.	272,115
		2,390,772
Machinery - Construction and Mining - 0.2%
3,400	Caterpillar, Inc.	240,958
Medical - Biomedical and Genetic - 0.6%
7,000	Amgen, Inc.*	488,180
2,600	Millipore Corp.*	162,890
		651,070

Shares or Principal Amount		Value
Medical - Drugs - 2.5%
1,300	Bristol-Myers Squibb Co.	$31,161
1,700	Eli Lilly and Co.	96,509
3,200	Forest Laboratories, Inc.*	148,192
21,300	King Pharmaceuticals, Inc.*	362,526
14,500	MedImmune, Inc.*	368,010
19,300	Merck & Company, Inc.	777,211
4,600	Schering-Plough Corp.	94,024
13,000	Wyeth	630,110
		2,507,743
Medical - Generic Drugs - 0.6%
4,200	Barr Pharmaceuticals, Inc.*	208,992
16,800	Mylan Laboratories, Inc.	368,928
500	Watson Pharmaceuticals, Inc.*	11,195
		589,115
Medical - HMO - 1.4%
8,400	Aetna, Inc.	264,516
5,850	Coventry Health Care, Inc.*	308,295
6,700	Humana, Inc.*	374,731
4,400	UnitedHealth Group, Inc.	210,452
4,000	WellPoint, Inc.*	298,000
		1,455,994
Medical - Hospitals - 0%
800	HCA, Inc.	39,328
Medical - Nursing Homes - 0.3%
5,600	Manor Care, Inc.	280,280
Medical - Wholesale Drug Distributors - 1.6%
18,700	AmerisourceBergen Corp.	804,100
12,700	Cardinal Health, Inc.	850,900
		1,655,000
Medical Information Systems - 0.1%
2,000	IMS Health, Inc.	54,880
Medical Instruments - 1.0%
15,800	Medtronic, Inc.	798,216
5,000	St. Jude Medical, Inc.*	184,500
		982,716
Medical Labs and Testing Services - 0.6%
6,700	Laboratory Corporation of America Holdings*	431,614
2,700	Quest Diagnostics, Inc.	162,324
		593,938
Medical Products - 0.8%
5,400	Baxter International, Inc.	226,800
300	Becton, Dickinson and Co.	19,776
8,900	Johnson & Johnson	556,695
		803,271
Metal - Copper - 0.6%
7,000	Phelps Dodge Corp.	611,380
Metal - Diversified - 0.1%
1,300	Freeport-McMoRan Copper & Gold Inc. - Class B	70,928
Motorcycle and Motor Scooter Manufacturing - 0%
400	Harley-Davidson, Inc.	22,800

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 87

Janus Adviser INTECH Risk-Managed
Core Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Multi-Line Insurance - 2.9%
4,800	ACE, Ltd.	$247,344
6,500	American International Group, Inc.	394,355
2,900	Cincinnati Financial Corp.	136,764
14,100	Genworth Financial, Inc. - Class A	483,630
300	Hartford Financial Services Group, Inc.	25,452
33,600	Loews Corp.	1,245,216
7,600	MetLife, Inc.	395,200
		2,927,961
Multimedia - 1.4%
900	E.W. Scripps Co. - Class A	38,457
8,100	McGraw-Hill Companies, Inc.	456,030
3,600	Meredith Corp.	170,028
17,800	News Corporation, Inc. - Class A	342,472
9,000	Time Warner, Inc.	148,500
6,700	Walt Disney Co.	198,923
		1,354,410
Networking Products - 0%
2,600	Juniper Networks, Inc.*	34,970
Non-Hazardous Waste Disposal - 0.6%
18,100	Allied Waste Industries, Inc.*	183,896
11,300	Waste Management, Inc.	388,494
		572,390
Office Automation and Equipment - 0%
1,000	Xerox Corp.*	14,090
Oil - Field Services - 1.6%
6,300	Baker Hughes, Inc.	503,685
5,500	BJ Services Co.	199,485
3,700	Halliburton Co.	123,432
9,000	Schlumberger, Ltd. (U.S. Shares)	601,650
4,000	Weatherford International, Ltd*	187,360
		1,615,612
Oil and Gas Drilling - 0.2%
2,600	Transocean, Inc.*	200,798
Oil Companies - Exploration and Production - 0.9%
1,400	Anadarko Petroleum Corp.	64,036
600	Chesapeake Energy Corp.	19,740
300	Devon Energy Corp.	19,392
1,000	EOG Resources, Inc.	74,150
10,492	Kerr-McGee Corp.	736,538
		913,856
Oil Companies - Integrated - 2.0%
697	Chevron Corp.	45,849
7,248	ConocoPhillips	497,503
15,500	Exxon Mobil Corp.	1,049,969
400	Hess Corp.	21,160
3,770	Marathon Oil Corp.	341,713
100	Occidental Petroleum Corp.	10,775
		1,966,969
Oil Refining and Marketing - 0.4%
1,100	Sunoco, Inc.	76,494
4,900	Valero Energy Corp.	330,407
		406,901
Optical Supplies - 1.0%
9,700	Allergan, Inc.	1,046,145
Paper and Related Products - 0%
500	Temple-Inland, Inc.	21,270

Shares or Principal Amount		Value
Pharmacy Services - 1.9%
6,400	Caremark Rx, Inc.	$337,920
11,900	Express Scripts, Inc. - Class A*	916,657
11,513	Medco Health Solutions, Inc.*	683,066
		1,937,643
Pipelines - 0.4%
3,800	Kinder Morgan, Inc.	387,600
Printing - Commercial - 0.2%
7,400	R.R. Donnelley & Sons Co.	216,006
Property and Casualty Insurance - 2.6%
8,800	Chubb Corp.	443,696
58,300	Progressive Corp.	1,410,277
2,200	SAFECO Corp.	118,184
13,200	St. Paul Travelers Companies, Inc.	604,560
		2,576,717
Publishing - Newspapers - 0.1%
1,800	Dow Jones & Company, Inc.	63,072
Quarrying - 0%
400	Vulcan Materials Co.	26,788
REIT - Apartments - 0.8%
6,100	Archstone-Smith Trust, Inc.	320,067
10,300	Equity Residential Properties Trust	479,053
		799,120
REIT - Diversified - 0.1%
500	Vornado Realty Trust	52,275
REIT - Office Property - 0.2%
1,500	Boston Properties, Inc.	147,300
600	Equity Office Properties Trust	22,746
		170,046
REIT - Regional Malls - 0%
200	Simon Property Group, Inc.	17,106
REIT - Shopping Centers - 0%
800	Kimco Realty Corp.	31,392
REIT - Storage - 0%
500	Public Storage, Inc.	40,145
REIT - Warehouse and Industrial - 0.1%
1,600	ProLogis	88,560
Retail - Apparel and Shoe - 0.1%
1,900	Limited, Inc.	47,804
400	Nordstrom, Inc.	13,720
		61,524
Retail - Automobile - 0%
1,700	Auto Nation, Inc.*	33,490
Retail - Building Products - 0%
500	Lowe's Companies, Inc.	14,175
Retail - Consumer Electronics - 0.4%
200	Best Buy Company, Inc.	9,068
15,500	Circuit City Stores, Inc.	379,750
		388,818
Retail - Discount - 0.9%
5,100	Big Lots, Inc.*	82,416
13,000	Costco Wholesale Corp.	685,880
4,700	Dollar General Corp.	63,074
800	Family Dollar Stores, Inc.	18,176
1,900	Target Corp.	87,248
		936,794

See Notes to Schedules of Investments and Financial Statements.

88 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Retail - Drug Store - 0.1%
2,800	Walgreen Co.	$130,984
Retail - Jewelry - 0%
1,100	Tiffany & Co.	34,749
Retail - Major Department Stores - 0.3%
4,600	J.C. Penney Company, Inc.	289,616
Retail - Office Supplies - 1.1%
26,300	Office Depot, Inc.*	948,115
4,500	OfficeMax, Inc.	184,995
600	Staples, Inc.	12,972
		1,146,082
Retail - Regional Department Stores - 0.2%
1,900	Dillard's, Inc. - Class A	57,057
1,988	Federated Department Stores, Inc.	69,799
1,700	Kohl's Corp.*	96,271
		223,127
Retail - Restaurants - 1.9%
6,700	Darden Restaurants, Inc.	226,460
10,600	McDonald's Corp.	375,134
23,800	Starbucks Corp.*	815,388
6,700	Wendy's International, Inc.	403,072
2,400	Yum! Brands, Inc.	108,000
		1,928,054
Semiconductor Equipment - 0%
1,100	Applied Materials, Inc.	17,314
Steel - Producers - 0.5%
8,600	Nucor Corp.	457,262
Steel - Specialty - 0.4%
6,300	Allegheny Technologies, Inc.	402,507
Super-Regional Banks - 2.5%
20,754	Bank of America Corp.	1,069,454
800	Comerica, Inc.	46,840
1,100	KeyCorp	40,590
5,000	National City Corp.	180,000
8,100	PNC Bank Corp.	573,804
1,200	SunTrust Banks, Inc.	94,644
4,400	U.S. Bancorp	140,800
1,434	Wachovia Corp.	76,905
4,200	Wells Fargo & Co.	303,828
		2,526,865
Telecommunication Equipment - 0.3%
8,000	Avaya, Inc.*	74,080
23,900	Tellabs, Inc.*	224,660
		298,740
Telecommunication Equipment - Fiber Optics - 0.2%
8,400	Corning, Inc.*	160,188
Telecommunication Services - 0%
200	Embarq Corp.*	9,050
Telephone - Integrated - 2.0%
1,500	ALLTEL Corp.	82,755
31,150	AT&T, Inc.	934,188
11,300	BellSouth Corp.	442,621
9,800	CenturyTel, Inc.	377,986
8,900	Citizens Communications Co.	114,187
1,901	Sprint Nextel Corp.	37,640
800	Verizon Communications, Inc.	27,056
2,171	Windstream Corp.	27,203
		2,043,636

Shares or Principal Amount		Value
Television - 0.4%
11,800	Univision Communications, Inc. - Class A*	$394,120
Therapeutics - 0.6%
10,100	Gilead Sciences, Inc.*	620,948
Tobacco - 1.4%
9,500	Altria Group, Inc.	759,715
4,900	Reynolds American, Inc.	621,222
1,100	UST, Inc.	55,605
		1,436,542
Tools - Hand Held - 0.1%
2,000	Snap-On, Inc.	84,020
600	Stanley Works	27,222
		111,242
Transportation - Railroad - 3.2%
16,300	Burlington Northern Santa Fe Corp.	1,123,233
6,800	CSX Corp.	412,624
16,400	Norfolk Southern Corp.	712,088
11,100	Union Pacific Corp.	943,500
		3,191,445
Transportation - Services - 1.5%
6,000	FedEx Corp.	628,260
5,900	Ryder System, Inc.	297,360
9,100	United Parcel Service, Inc. - Class B	627,081
		1,552,701
Travel Services - 0.1%
4,300	Sabre Group Holdings, Inc.	89,010
Web Portals/Internet Service Providers - 0.5%
1,400	Google, Inc. - Class A*	541,240
Wireless Equipment - 0.2%
300	Motorola, Inc.	6,828
5,200	QUALCOMM, Inc.	183,352
		190,180
Total Common Stock (cost $97,379,074)		99,888,840
Money Markets - 2.9%
84,940	Janus Government Money Market Fund 5.21%	84,940
1,150,809	Janus Institutional Cash Reserves Fund 5.23%	1,150,809
1,652,251	Janus Money Market Fund, 5.26%	1,652,251
Total Money Markets (cost $2,888,000)		2,888,000
Total Investments (total cost $100,267,074) – 101.8%		102,776,840
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(1,795,546)
Net Assets – 100%		$100,981,294

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$618,160	0.6%
Cayman Islands	448,142	0.4%
Netherlands	601,650	0.6%
United States††	101,108,888	98.4%
Total	$102,776,840	100.0%

†† Includes Short-Term Securities (95.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 89

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

Since the Fund's launch on December 30, 2005, Janus Adviser INTECH Risk-Managed Value Fund has returned 6.30% for its S Shares. This compares to a 9.15% return posted by the Russell 1000® Value Index, the Fund's benchmark, over the same period.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Value Fund.

90 Janus Adviser Series July 31, 2006

(unaudited)

Janus Adviser INTECH Risk-Managed Value Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Exxon Mobil Corp. Oil Companies - Integrated	4.3%
General Electric Co. Diversified Operations	3.3%
Pfizer, Inc. Medical - Drugs	3.2%
Bank of America Corp. Super-Regional Banks	2.7%
Citigroup, Inc. Finance - Investment Bankers/Brokers	2.6%
16.1%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006

Janus Adviser Series July 31, 2006 91

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2006

	Calendar Year-to-Date	Since Inception*
Janus Adviser INTECH Risk-Managed Value Fund - A Shares NAV	6.40%	6.40%
MOP	0.28%	0.28%
Janus Adviser INTECH Risk-Managed Value Fund - C Shares NAV	6.00%	6.00%
CDSC	4.94%	4.94%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	6.60%	6.60%
Janus Adviser INTECH Risk-Managed Value Fund - R Shares	6.10%	6.10%
Janus Adviser INTECH Risk-Managed Value Fund - S Shares	6.30%	6.30%
Russell 1000® Value Index	9.15%	9.15%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Effective February 28, 2006, Janus Adviser Risk-Managed Value Fund was renamed Janus Adviser INTECH Risk-Managed Value Fund.

The Fund's Class A Shares, Class C Shares, Class I, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from December 30, 2005 to July 31, 2006 without the effect of any fee and expense limitations or waivers.

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - December 30, 2005

92 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06 -7/31/06)*
Actual	$1,000.00	$1,026.00	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,023.20	$8.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,028.00	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,024.10	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,026.10	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*Expenses are equal to the annualized expense ratio of 0.85% for A Shares, 1.60% for C Shares, 0.61% for I Shares, 1.35% for R Shares and 1.10% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

INTECH is a subsidiary of Janus Capital Group Inc.

Janus Adviser Series July 31, 2006 93

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.4%
Advertising Services - 0%
100	R.H. Donnelley Corp.*	$5,221
Aerospace and Defense - 0.8%
200	Armor Holdings, Inc.*	10,332
900	General Dynamics Corp.	60,318
500	Northrop Grumman Corp.	33,095
1,200	Raytheon Co.	54,084
		157,829
Aerospace and Defense - Equipment - 0.1%
100	DRS Technologies, Inc.	4,629
400	United Technologies Corp.	24,876
		29,505
Agricultural Operations - 0.4%
1,900	Archer-Daniels-Midland Co.	83,600
Airlines - 0.4%
400	AMR Corp.*	8,800
3,900	Southwest Airlines Co.	70,161
300	UAL Corp.*	7,842
		86,803
Apparel Manufacturers - 0.1%
300	Jones Apparel Group, Inc.	8,880
200	V. F. Corp.	13,564
		22,444
Appliances - 0.3%
800	Whirlpool Corp.	61,752
Automotive - Truck Parts and Equipment - Original - 1.0%
200	Autoliv, Inc.	11,234
400	Borg-Warner Automotive, Inc.	24,000
2,000	Johnson Controls, Inc.	153,520
		188,754
Beverages - Non-Alcoholic - 0.1%
600	Coca-Cola Co.	26,700
100	Coca-Cola Enterprises, Inc.	2,146
		28,846
Brewery - 0.1%
100	Anheuser-Busch Companies, Inc.	4,815
200	Molson Coors Brewing Co. - Class B	14,290
		19,105
Broadcast Services and Programming - 0.2%
700	Clear Channel Communications, Inc.	20,265
600	Liberty Global, Inc. - Class A*	13,110
100	Liberty Media Holding Corp. - Class A*	8,161
		41,536
Building - Residential and Commercial - 0%
300	Toll Brothers, Inc.*	7,671
Building and Construction Products - Miscellaneous - 0.1%
300	USG Corp.*	13,908
Building Products - Air and Heating - 0%
200	Lennox International, Inc.	4,562
Cable Television - 0.1%
300	Cablevision Systems New York Group - Class A*	6,675
600	Comcast Corp. - Class A*	20,628
		27,303

Shares or Principal Amount		Value
Casino Hotels - 0.1%
200	Harrah's Entertainment, Inc.	$12,022
Cellular Telecommunications - 0%
200	Leap Wireless International, Inc.*	8,940
Chemicals - Diversified - 0.1%
300	Rohm & Haas Co.	13,836
Chemicals - Specialty - 0.7%
600	Albemarle Corp.	30,252
900	Cabot Corp.	29,943
700	Cytec Industries, Inc.	37,387
700	Lubrizol Corp.	29,939
200	Sigma-Aldrich Corp.	13,900
		141,421
Coatings and Paint Products - 0%
100	Sherwin-Williams Co.	5,060
100	Valspar Corp.	2,463
		7,523
Commercial Banks - 4.2%
400	AmSouth Bancorporation	11,464
200	BancorpSouth, Inc.	5,470
900	Bank of Hawaii Corp.	44,586
2,900	BB&T Corp.	121,770
2,400	Colonial BancGroup, Inc.	60,960
1,100	Commerce Bancshares, Inc.	55,968
600	Compass Bancshares, Inc.	35,364
1,200	Cullen/Frost Bankers, Inc.	70,464
100	First Horizon National Corp.	4,190
210	Fulton Financial Corp.	3,476
600	M&T Bank Corp.	73,152
1,200	Mercantile Bankshares Corp.	42,672
300	North Fork Bancorporation, Inc.	8,499
1,400	Regions Financial Corp.	50,806
200	Sky Financial Group, Inc.	4,906
400	Synovus Financial Corp.	11,304
800	TCF Financial Corp.	21,528
300	TD Banknorth, Inc.	8,700
900	UnionBanCal Corp.	55,611
1,510	Valley National Bancorp	39,215
900	Zions Bancorporation*	73,926
		804,031
Commercial Services - 0.2%
2,100	Convergys Corp.*	40,068
200	Quanta Services, Inc.*	3,192
300	ServiceMaster Co.	3,087
		46,347
Commercial Services - Finance - 0%
100	Equifax, Inc.	3,228
Computer Services - 0.8%
300	Affiliated Computer Services, Inc. - Class A*	15,279
1,500	Ceridian Corp.*	36,015
800	Computer Sciences Corp.*	41,912
2,100	Electronic Data Systems Corp.	50,190
500	Reynolds and Reynolds Co.	17,695
		161,091
Computers - 1.0%
4,300	Hewlett-Packard Co.	137,213
800	IBM Corp.	61,928
		199,141

See Notes to Schedules of Investments and Financial Statements.

94 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Computers - Integrated Systems - 0%
200	NCR Corp.*	$6,428
Computers - Memory Devices - 0%
800	EMC Corp.*	8,120
Computers - Peripheral Equipment – 0%
100	Lexmark International Group, Inc. - Class A*	5,405
Consumer Products - Miscellaneous - 0.4%
400	Clorox Co.	23,976
200	Fortune Brands, Inc.	14,504
900	Scotts Miracle-Gro Co. - Class A	35,307
		73,787
Containers - Paper and Plastic - 0.3%
300	Bemis Company, Inc.	9,210
100	Sealed Air Corp.	4,724
1,200	Sonoco Products Co.	39,036
		52,970
Cosmetics and Toiletries - 2.8%
100	Alberto-Culver Co.	4,874
1,500	Colgate-Palmolive Co.	88,980
100	International Flavors & Fragrances, Inc.	3,700
7,700	Procter & Gamble Co.	432,740
		530,294
Data Processing and Management - 0.1%
200	Fair Issac Corp.	6,756
200	Fidelity National Information Services, Inc.	7,148
		13,904
Distribution/Wholesale - 0.9%
1,800	Genuine Parts Co.	74,952
1,200	Ingram Micro, Inc. - Class A*	21,156
600	Tech Data Corp.*	22,308
1,100	W.W. Grainger, Inc.	68,299
		186,715
Diversified Operations - 5.2%
300	Brink's Co.	16,527
100	Carlisle Companies, Inc.	7,989
500	Crane Co.	19,200
1,300	Dover Corp.	61,282
400	Eaton Corp.	25,640
20,000	General Electric Co.	653,800
100	Honeywell International, Inc.	3,870
100	ITT Corp.	5,055
4,200	Leucadia National Corp.	115,626
700	Parker Hannifin Corp.	50,568
200	SPX Corp.	10,930
400	Teleflex, Inc.	22,836
200	Textron, Inc.	17,982
		1,011,305
E-Commerce/Services - 0.1%
400	Expedia, Inc.*	5,360
500	IAC/InterActiveCorp*	11,855
		17,215
Electric - Integrated - 3.8%
400	Alliant Energy Corp.	14,472
100	Ameren Corp.	5,150
200	American Electric Power Company, Inc.	7,224
400	Consolidated Edison, Inc.	18,748

Shares or Principal Amount		Value
Electric - Integrated - (continued)
100	Constellation Energy Group, Inc.	$5,791
700	Dominion Resources, Inc.	54,936
300	DPL, Inc.	8,328
100	DTE Energy Co.	4,232
324	Duke Energy Corp.	9,824
1,400	Edison International	57,932
100	Entergy Corp.	7,710
1,500	Exelon Corp.	86,850
1,300	FirstEnergy Corp.	72,800
200	FPL Group, Inc.	8,628
3,300	MDU Resources Group, Inc.	81,345
100	Northeast Utilities Co.	2,240
200	NSTAR	6,234
100	OGE Energy Corp.	3,785
200	Pepco Holdings, Inc.	4,900
1,400	PG&E Corp.	58,352
100	Pinnacle West Capital Corp.	4,301
400	PPL Corp.	13,608
1,600	Public Service Enterprise Group, Inc.	107,888
300	SCANA Corp.	11,997
600	Sierra Pacific Resources*	8,670
1,000	Southern Co.	33,780
1,300	Xcel Energy, Inc.	26,052
		725,777
Electric Products - Miscellaneous - 0.4%
1,000	Emerson Electric Co.	78,920
Electronic Components - Semiconductors - 0.4%
200	Fairchild Semiconductor International, Inc.*	3,272
100	Freescale Semiconductor, Inc. - Class B*	2,852
1,600	Intersil Corp. - Class A	37,616
1,700	Micron Technology, Inc.*	26,503
		70,243
Electronic Design Automation - 0.3%
1,000	Cadence Design Systems, Inc.*	16,190
2,600	Synopsys, Inc.*	46,540
		62,730
Electronic Measuring Instruments - 0.2%
1,500	Tektronix, Inc.	40,905
Electronic Parts Distributors - 0.1%
300	Arrow Electronics, Inc.*	8,478
300	Avnet, Inc.*	5,460
		13,938
Electronics - Military - 0%
100	L-3 Communications Holdings, Inc.	7,365
Engineering - Research and Development Services - 0%
200	The Shaw Group, Inc.*	4,138
100	URS Corp.*	3,960
		8,098
Engines - Internal Combustion - 0.2%
400	Cummins, Inc.	46,800
Enterprise Software/Services - 0%
100	CA, Inc.	2,096
Fiduciary Banks - 1.9%
2,400	Bank of New York Company, Inc.	80,664
3,000	Mellon Financial Corp.	105,000
1,200	Northern Trust Corp.	68,520

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 95

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Fiduciary Banks - (continued)
1,300	State Street Corp.	$78,078
1,000	Wilmington Trust Corp.	43,550
		375,812
Finance - Auto Loans - 0%
100	AmeriCredit Corp.*	2,459
Finance - Commercial - 0.3%
1,200	CIT Group, Inc.	55,092
Finance - Credit Card - 0.3%
700	Capital One Financial Corp.	54,145
Finance - Investment Bankers/Brokers - 8.7%
800	A.G. Edwards, Inc.	43,168
500	Bear Stearns Companies, Inc.	70,935
10,700	Citigroup, Inc.	516,916
2,100	E*TRADE Financial Corp.*	48,951
1,000	Goldman Sachs Group, Inc.	152,750
2,700	Jefferies Group, Inc.	70,146
7,200	JP Morgan Chase & Co.	328,464
3,000	Lehman Brothers Holdings, Inc.	194,850
1,900	Merrill Lynch & Company, Inc.	138,358
1,000	Morgan Stanley Co.	66,500
2,350	Raymond James Financial, Inc.	68,291
		1,699,329
Finance - Mortgage Loan Banker - 0.4%
100	Countrywide Financial Corp.	3,583
1,500	Fannie Mae	71,865
		75,448
Finance - Other Services - 0.1%
200	NYSE Group, Inc.*	12,438
Financial Guarantee Insurance - 1.2%
800	Ambac Financial Group, Inc.	66,488
200	MBIA, Inc.	11,762
400	MGIC Investment Corp.	22,764
1,000	PMI Group, Inc.	42,460
1,400	Radian Group, Inc.	86,142
		229,616
Food - Canned - 0.1%
2,600	Del Monte Foods Co.	27,248
Food - Dairy Products - 0.1%
700	Dean Foods Co.*	26,271
Food - Diversified - 0.7%
800	Campbell Soup Co.	29,344
200	ConAgra Foods, Inc.	4,300
400	Corn Products International, Inc.	13,304
800	General Mills, Inc.	41,520
400	H.J. Heinz Co.	16,788
400	Kellogg Co.	19,268
100	Kraft Foods, Inc. - Class A	3,240
200	McCormick & Company, Inc.	7,012
		134,776
Food - Meat Products - 0.2%
1,100	Hormel Foods Corp.	41,503
100	Smithfield Foods, Inc.*	2,845
		44,348

Shares or Principal Amount		Value
Food - Retail - 0.7%
3,100	Kroger Co.	$71,083
2,300	Safeway, Inc.	64,584
		135,667
Food - Wholesale/Distribution - 0.1%
473	Supervalu, Inc.	12,823
Forestry - 0%
100	Plum Creek Timber Company, Inc.	3,406
100	Weyerhaeuser Co.	5,866
		9,272
Gas - Distribution - 0.3%
200	AGL Resources, Inc.	7,804
100	KeySpan Corp.	4,027
1,100	Sempra Energy Co.	53,086
		64,917
Gold Mining - 0.3%
1,100	Newmont Mining Corp.	56,353
Health Care Cost Containment - 0.4%
1,700	McKesson Corp.	85,663
Home Decoration Products - 0.2%
1,800	Newell Rubbermaid, Inc.	47,448
Hospital Beds and Equipment - 0%
100	Hillenbrand Industries, Inc.	4,966
Hotels and Motels - 0.1%
200	Starwood Hotels & Resorts Worldwide, Inc.	10,516
Human Resources - 0.2%
600	Manpower, Inc.	35,688
Independent Power Producer - 0.7%
900	Mirant Corp.*	23,913
2,200	NRG Energy, Inc.*	108,350
		132,263
Industrial Gases - 0.1%
800	Airgas, Inc.	29,000
Instruments - Controls - 0.2%
1,300	Thermo Electron Corp.*	48,113
Instruments - Scientific - 0.3%
1,600	Applera Corp. - Applied Biosystems Group	51,440
Insurance Brokers - 1.4%
4,600	Aon Corp.	157,458
500	Arthur J. Gallagher & Co.	13,585
500	Erie Indemnity Co. - Class A	24,775
3,300	Marsh & McLennan Companies, Inc.	89,199
		285,017
Investment Companies - 0.4%
1,500	Allied Capital Corp.	42,225
1,100	American Capital Strategies, Ltd.	38,500
		80,725
Investment Management and Advisory Services - 0.2%
900	Ameriprise Financial, Inc.	40,140
100	Legg Mason, Inc.	8,347
		48,487
Life and Health Insurance - 2.2%
400	AmerUs Group Co.	26,836
400	CIGNA Corp.	36,500
1,400	Conseco, Inc.*	31,920

See Notes to Schedules of Investments and Financial Statements.

96 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Life and Health Insurance - (continued)
579	Lincoln National Corp.	$32,818
500	Nationwide Financial Services, Inc. - Class A	22,540
1,400	Principal Financial Group, Inc.	75,600
200	Protective Life Corp.	9,262
900	Prudential Financial, Inc.	70,776
700	Reinsurance Group of America, Inc.	34,699
1,500	StanCorp Financial Group, Inc.	64,635
300	Torchmark Corp.	18,141
1,300	UnumProvident Corp.	21,099
		444,826
Machine Tools and Related Products - 0.1%
300	Kennametal, Inc.	15,975
Machinery - Construction and Mining - 0.2%
1,100	Terex Corp.*	49,324
Machinery - Farm - 0.1%
200	AGCO Corp.*	4,592
100	Deere & Co.	7,257
		11,849
Machinery - Pumps - 0.1%
200	Flowserve Corp.*	10,360
Medical - Biomedical and Genetic - 0%
100	Biogen Idec, Inc.*	4,212
200	Millennium Pharmaceuticals, Inc.*	1,964
		6,176
Medical - Drugs - 4.9%
100	Abbott Laboratories	4,777
700	Bristol-Myers Squibb Co.	16,779
500	Eli Lilly and Co.	28,385
5,800	King Pharmaceuticals, Inc.*	98,716
2,900	Merck & Company, Inc.	116,783
24,000	Pfizer, Inc.	623,760
1,400	Wyeth	67,858
		957,058
Medical - Generic Drugs - 0.2%
1,500	Watson Pharmaceuticals, Inc.*	33,585
Medical - HMO - 0.7%
1,800	Aetna, Inc.	56,682
800	Health Net, Inc.*	33,576
700	WellPoint, Inc.*	52,150
		142,408
Medical - Hospitals - 0%
100	LifePoint Hospitals, Inc.*	3,369
Medical - Wholesale Drug Distributors - 0.5%
2,300	AmerisourceBergen Corp.	98,900
Medical Information Systems - 0%
100	IMS Health, Inc.	2,744
Medical Products - 0.3%
1,000	Johnson & Johnson	62,550
Metal - Aluminum - 0.1%
700	Alcoa, Inc.	20,965
Metal - Copper - 0.4%
800	Phelps Dodge Corp.	69,872

Shares or Principal Amount		Value
Metal - Diversified - 0.1%
300	Freeport-McMoRan Copper & Gold, Inc. - Class B	$16,368
Metal Processors and Fabricators - 0.1%
500	Commercial Metals Co.	11,345
Multi-Line Insurance - 4.0%
400	Allstate Corp.	22,728
700	American Financial Group, Inc.	29,477
1,800	American International Group, Inc.	109,206
1,500	Assurant, Inc.	72,255
500	Cincinnati Financial Corp.	23,580
1,100	Genworth Financial, Inc. - Class A	37,730
300	Hanover Insurance Group, Inc.*	13,884
400	Hartford Financial Services Group, Inc.	33,936
1,200	HCC Insurance Holdings, Inc.	36,588
6,600	Loews Corp.	244,596
1,500	MetLife, Inc.	78,000
2,925	Old Republic International Corp.	62,215
		764,195
Multimedia - 0.8%
4,500	News Corporation, Inc. - Class A	86,580
2,600	Time Warner, Inc.	42,900
700	Walt Disney Co.	20,783
		150,263
Music - 0%
200	Warner Music Group Corp.	4,870
Non-Hazardous Waste Disposal - 0.4%
700	Allied Waste Industries, Inc.*	7,112
700	Republic Services, Inc.	28,112
1,000	Waste Management, Inc.	34,380
		69,604
Oil - Field Services - 0.1%
100	SEACOR Holdings, Inc.*	8,135
100	Tidewater, Inc.	4,771
		12,906
Oil and Gas Drilling - 0%
200	Pride International, Inc.*	5,974
100	Rowan Companies, Inc.	3,387
		9,361
Oil Companies - Exploration and Production - 1.3%
900	Anadarko Petroleum Corp.	41,166
100	Cabot Oil & Gas Corp.	5,275
400	Chesapeake Energy Corp.	13,160
200	Cimarex Energy Co.	8,166
600	Devon Energy Corp.	38,784
300	EOG Resources, Inc.	22,245
1,200	Kerr-McGee Corp.	84,240
500	Murphy Oil Corp.	25,730
100	Newfield Exploration Co.*	4,638
100	Pioneer Natural Resources Co.	4,535
100	Pogo Producing Co.	4,427
		252,366
Oil Companies - Integrated - 7.8%
3,900	Chevron Corp.	256,541
2,593	ConocoPhillips	177,984
12,500	Exxon Mobil Corp.	846,749
1,700	Hess Corp.	89,930
1,000	Marathon Oil Corp.	90,640

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 97

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Oil Companies - Integrated - (continued)
626	Occidental Petroleum Corp.	$67,452
		1,529,296
Oil Field Machinery and Equipment - 0%
100	National-Oilwell Varco, Inc.*	6,704
Oil Refining and Marketing - 0.5%
100	Frontier Oil Corp.	3,525
100	Sunoco, Inc.	6,954
1,400	Valero Energy Corp.	94,402
		104,881
Paper and Related Products - 0.5%
600	International Paper Co.	20,598
1,100	Rayonier, Inc.	43,791
1,800	Smurfit-Stone Container Corp.*	18,216
300	Temple-Inland, Inc.	12,762
		95,367
Pharmacy Services - 0.6%
400	Caremark Rx, Inc.	21,120
500	Medco Health Solutions, Inc.*	29,665
1,600	Omnicare, Inc.	72,416
		123,201
Pipelines - 0.5%
100	Equitable Resources, Inc.	3,601
1,000	National Fuel Gas Co.	37,140
600	Questar Corp.	53,160
		93,901
Power Converters and Power Supply Equipment - 0%
300	American Power Conversion Corp.	5,064
100	Hubbell, Inc.	4,700
		9,764
Printing - Commercial - 0.1%
900	R.R. Donnelley & Sons Co.	26,271
Private Corrections - 0%
100	Corrections Corporation of America*	5,460
Property and Casualty Insurance - 2.5%
102	Alleghany Corp.*	28,200
1,000	Chubb Corp.	50,420
1,800	Fidelity National Financial, Inc.	69,030
1,300	First American Corp.	48,113
400	Mercury General Corp.	22,072
1,900	Progressive Corp.	45,961
800	SAFECO Corp.	42,976
2,300	St. Paul Travelers Companies, Inc.	105,340
2,550	W. R. Berkley Corp.	91,800
		503,912
Publishing - Newspapers - 0%
153	McClatchy Co. - Class A	6,486
REIT - Apartments - 1.9%
400	Apartment Investment & Management Co. - Class A	19,236
700	Archstone-Smith Trust, Inc.	36,729
800	Avalonbay Communities, Inc.	93,536
1,100	BRE Properties, Inc. - Class A	64,504
500	Camden Property Trust, Inc.	38,225
1,500	Equity Residential Properties Trust	69,765
500	Essex Property Trust, Inc.	58,545
		380,540

Shares or Principal Amount		Value
REIT - Diversified - 0.6%
100	Colonial Properties Trust	$4,793
1,200	Duke Realty Corp.	44,712
1,000	Reckson Associates Realty Corp.	44,530
300	Vornado Realty Trust	31,365
		125,400
REIT - Health Care - 0%
100	Ventas, Inc.	3,573
REIT - Hotels - 0.1%
1,367	Host Marriott Corp.	29,008
REIT - Mortgages - 0.1%
700	CapitalSource, Inc.	16,513
REIT - Office Property - 0.2%
200	Boston Properties, Inc.	19,640
200	Brandywine Realty Trust, Inc.	6,328
700	Trizec Properties, Inc.	20,132
		46,100
REIT - Regional Malls - 0%
100	Taubman Centers, Inc.	4,150
REIT - Shopping Centers - 0.2%
200	Federal Realty Investment Trust	14,510
100	Kimco Realty Corp.	3,924
200	Pan Pacific Retail Properties, Inc.	13,820
		32,254
REIT - Warehouse and Industrial - 0.2%
200	AMB Property Corp.	10,486
500	ProLogis	27,675
		38,161
Rental Auto/Equipment - 0%
200	United Rentals, Inc.*	5,584
Retail - Apparel and Shoe - 0.2%
500	AnnTaylor Stores Corp.*	20,530
400	Foot Locker, Inc.	10,868
700	Gap, Inc.	12,145
		43,543
Retail - Automobile - 0.1%
1,000	Auto Nation, Inc.*	19,700
100	United Auto Group, Inc.	2,139
		21,839
Retail - Building Products - 0.1%
400	Home Depot, Inc.	13,884
Retail - Consumer Electronics - 0.2%
2,000	Circuit City Stores, Inc.	49,000
Retail - Discount - 0.5%
1,300	Costco Wholesale Corp.	68,588
900	Dollar Tree Stores, Inc.*	23,940
600	Family Dollar Stores, Inc.	13,632
		106,160
Retail - Drug Store - 0%
200	CVS Corp.	6,544
Retail - Jewelry - 0.2%
1,300	Tiffany & Co.	41,067
Retail - Office Supplies - 0.1%
300	OfficeMax, Inc.	12,333

See Notes to Schedules of Investments and Financial Statements.

98 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Retail - Regional Department Stores - 0.1%
300	Dillard's, Inc. - Class A	$9,009
500	Federated Department Stores, Inc.	17,555
		26,564
Retail - Restaurants - 0.4%
1,600	McDonald's Corp.	56,624
500	Wendy's International, Inc.	30,080
		86,704
Savings/Loan/Thrifts - 0.7%
200	Astoria Financial Corp.	5,950
400	Golden West Financial Corp.	29,464
1,700	Hudson City Bancorp, Inc.	22,049
1,500	New York Community Bancorp, Inc.	24,495
1,100	Washington Federal, Inc.	24,607
600	Washington Mutual, Inc.	26,820
		133,385
Semiconductor Components/Integrated Circuits - 0%
300	Integrated Device Technology, Inc.*	4,641
Semiconductor Equipment - 0%
100	KLA-Tencor Corp.	4,219
Steel - Producers - 0.5%
900	Nucor Corp.	47,853
400	Reliance Steel & Aluminum Co.	14,340
400	Steel Dynamics, Inc.	23,208
100	United States Steel Corp.	6,307
		91,708
Super-Regional Banks - 7.1%
10,200	Bank of America Corp.	525,606
600	Comerica, Inc.	35,130
100	Huntington Bancshares, Inc.	2,435
1,000	KeyCorp	36,900
1,300	National City Corp.	46,800
1,100	PNC Bank Corp.	77,924
600	SunTrust Banks, Inc.	47,322
5,100	U.S. Bancorp	163,200
3,754	Wachovia Corp.	201,327
3,300	Wells Fargo & Co.	238,722
		1,375,366
Telecommunication Equipment - 0.1%
1,200	Avaya, Inc.*	11,112
900	Tellabs, Inc.*	8,460
		19,572
Telecommunication Services - 0.1%
125	Embarq Corp.*	5,656
715	NTL, Inc.	16,338
		21,994
Telephone - Integrated - 5.4%
1,000	ALLTEL Corp.	55,170
11,600	AT&T, Inc.	347,884
4,100	BellSouth Corp.	160,597
1,500	CenturyTel, Inc.	57,855
3,800	Citizens Communications Co.	48,754
4,800	Sprint Nextel Corp.	95,040
8,244	Verizon Communications, Inc.	278,812
1,137	Windstream Corp.	14,247
		1,058,359

Shares or Principal Amount		Value
Television - 0.2%
200	CBS Corp. - Class B	$5,486
1,300	Univision Communications, Inc. - Class A*	43,420
		48,906
Tobacco - 1.6%
2,000	Altria Group, Inc.	159,940
1,100	Loews Corp.- Carolina Group	63,118
700	Reynolds American, Inc.	88,746
100	UST, Inc.	5,055
		316,859
Tools - Hand Held - 0.3%
1,100	Snap-On, Inc.	46,211
100	Stanley Works	4,537
		50,748
Transportation - Equipment and Leasing - 0%
100	GATX Corp.	3,919
Transportation - Marine - 0%
200	Alexander & Baldwin, Inc.	8,020
Transportation - Railroad - 1.5%
900	CSX Corp.	54,612
100	Kansas City Southern*	2,462
2,300	Norfolk Southern Corp.	99,866
1,700	Union Pacific Corp.	144,500
		301,440
Transportation - Services - 0.3%
1,200	Ryder System, Inc.	60,480
Travel Services - 0.2%
1,500	Sabre Group Holdings, Inc.	31,050
Water - 0.1%
1,300	Aqua America, Inc.	28,340
Wireless Equipment - 0.4%
1,600	Crown Castle International Corp.*	56,368
900	Motorola, Inc.	20,484
		76,852
Total Common Stock (cost $18,719,178)		19,466,035
Money Markets - 2.0%
46,820	Janus Government Money Market Fund, 5.21%	46,820
50,983	Janus Institutional Cash Reserves Fund, 5.23%	50,983
295,197	Janus Money Market Fund, 5.26%	295,197
Total Money Markets (cost $393,000)		393,000
Total Investments (total cost $19,112,178) – 100.4%		19,859,035
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(72,326)
Net Assets – 100%		$19,786,709

Summary of Investments by Country

Country	Value	% of Investment Securities
United States††	$19,859,035	100.0%
Total	$19,859,035	100.0%

††Includes Short-Term Securities (98.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 99

Janus Adviser Mid Cap Value Fund (unaudited)

Managed by Perkins, Wolf, McDonnell and Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

Despite the devastation caused by Hurricanes Katrina and Rita and their impact on already-tight energy markets and raw material prices, the economy was resilient at the end of 2005. Inflation concerns fueled an already hawkish Federal Reserve Board (Fed) to hike interest rates several times at the end of 2005 and the first half of 2006, with the overnight rate ending the period at 5.25%. A cooling housing market and weaker consumer confidence added to investors' concerns. The year 2006 started out with a bang, with record corporate earnings and many equity indices reaching five-year highs. However, the broad market reversed course in the second quarter, tempering the heady gains achieved earlier in the year. July brought speculation about whether the Fed would bump up interest rates again in August, and renewed and worsening violence in the Middle East raised concerns that oil-rich countries would be affected, thus raising record-high energy prices even higher.

During the 12 months ended July 31, 2006, Janus Adviser Mid Cap Value Fund's S Shares returned 6.47%, trailing the Fund's benchmark, the Russell Midcap® Value Index, which rose 8.44%. The Fund outpaced the broader market, as compared to the Russell Midcap® Index and the S&P 500® Index, which returned, 5.60% and 5.38% respectively. Our heavily overweight position in energy stocks helped our performance over the last 12 months, as did our underweight position in banks. However, our underweight position in materials and insurance holdings held performance in check.

Standouts During the Period

Over the life of the Fund, we have stayed within our charter, yet exercised the flexibility allowed by it to pursue value wherever we find it in a broad range of market caps. Our experience has been that our investment criteria and process have added value with larger-caps as well as smaller. The performance of our larger-cap stocks such as AllianceBernstein, currently our largest holding, has been above average and indicative of the applicability of our approach in this area. Alliance is particularly attractive as it distributes to its shareholders a large percentage of its earnings and has a current yield in excess of 5%. It has a broad array of high-quality equity and fixed-income money management services, and we believe is well positioned for growth in the U.S. and internationally.

After a slow start in the beginning of the year, energy once again resumed its role as one of the best-performing groups during the period. We benefited from our longstanding overweight position in the sector as well as from some timely purchases in the group, which were made when stocks in this sector weakened. We added to a number of existing holdings such as Newfield Exploration and Noble Energy, which we believe trade at a discount to their intrinsic value based on conservative mid-cycle commodity prices. Furthermore, we believe the presence of merger and acquisition activity in the sector validates our long-term thesis, as acquiring companies do not base their investment decisions on spot commodity prices, but rather on long-term, sustainable prices. Two of our companies were acquired during the period, including Stone Energy and Western Gas, the latter at a significant premium to our cost basis.

Holdings that Detracted During the Period

Among stocks that hindered our results were Cooper Tire & Rubber and IPC Holdings. Our long-term holding in the high-quality, Bermuda-based insurer IPC Holdings sagged as property and casualty insurance claims stemming from Hurricanes Katrina and Rita at the end of 2005 resulted in large underwriting losses. After the stock declined, we increased our position. We believe that the long-term prospects for both Cooper and IPC remain good.

Our worst performing group on a relative basis was the materials sector, with Chemtura and Huntsman experiencing the biggest declines in this area. These are relatively new positions that were initiated after each had fallen over 10% from recent highs, and 30% in the case of Chemtura. A combination of rising raw material costs and company-specific issues led to further declines in excess of 10% for each stock. These two companies boast solid management teams, strong balance sheets, and the ability to generate significant excess cash. We believe they should exhibit strong operating leverage when input costs ease and ultimately revert toward the mean.

Looking Forward

We are encouraged that earnings continue to show positive growth and that stock prices have not kept pace, resulting in earnings multiples drifting lower. Corporate balance sheets have improving liquidity, and merger and acquisition activity exhibits signs of sustaining its strong pace. Interest rates are at

100 Janus Adviser Series July 31, 2006

(unaudited)

reasonable levels, but are somewhat higher than had been expected, and we believe their peak is still likely in the future. Thus, the near-term macro background is solid, but we think is adequately reflected in current valuation levels. Moreover, the current investor complacency is always subject to disruption by an unforeseeable negative event and/or long-term problems, such as mounting federal and trade deficits and healthcare liabilities.

Consistent with these trends, the Fund's flexible charter continues to work in our favor, allowing us to invest in a wide range of capitalizations and industries to pursue stock values wherever we find them. In recent years, the disparity in valuation between small-, mid- and large-cap stocks has diminished, and consequently the average capitalization of the Fund has increased. Through this disciplined and opportunistic approach, we will strive to deliver consistent, strong long-term returns relative to our benchmark, without taking on unwarranted risk. We are not managing the Fund for quarterly returns, or even annual returns. Rather, we are focused on delivering superior multi-year results versus our benchmark and peers. Thus, we were gratified to be recognized by Standard and Poor's/BusinessWeek as one of 18 "Excellence in Fund Management" award winners for 2006. This award is based on five-year risk-adjusted returns.

Thank you for your continued investment in Janus Adviser Mid Cap Value Fund.

Janus Adviser Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P. Investment management firm - U.S.	1.21%
Arch Coal, Inc. Low-sulphur coal miner, processor and marketer - U.S.	0.51%
Western Gas Resources, Inc. Gas pipeline company - U.S.	0.43%
Noble Energy, Inc. Global independent oil and gas exploration and development company - U.S.	0.38%
Home Properties, Inc. Real estate investment trust - U.S.	0.36%

5 Largest Detractors from Performance – Holdings

Contribution
Cooper Tire & Rubber Co. Tire replacement manufacturer - U.S.	(0.58)%
IPC Holdings, Ltd. Property catastrophe reinsurance provider - Bermuda	(0.36)%
Check Point Software Technologies, Ltd. (U.S. Shares) Internet security provider - U.S.	(0.29)%
Cendant Corp. Global diversified commercial operations provider - U.S.	(0.28)%
Chemtura Corp. Specialty global manufacturer and marketer of specialty chemicals - U.S.	(0.28)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.03%	12.72%	4.75%
Diversified Financials	1.80%	7.21%	4.80%
Banks	1.29%	6.79%	9.99%
Transportation	0.91%	5.70%	2.21%
Real Estate	0.70%	6.08%	10.53%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Automobiles & Components	(0.63)%	1.94%	1.34%
Materials	(0.27)%	5.96%	7.01%
Consumer Durables & Apparel	(0.25)%	1.58%	4.42%
Software & Services	(0.11)%	2.21%	2.90%
Media	(0.08)%	3.91%	2.18%

Janus Adviser Series July 31, 2006 101

Janus Adviser Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.5%
Old Republic International Corp. Multi-Line Insurance	1.7%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.6%
SunTrust Banks, Inc. Super-Regional Banks	1.5%
DPL, Inc. Electric - Integrated	1.4%
8.7%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 0.9% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

102 Janus Adviser Series July 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the period ended July 31, 2006

	Calendar Year-to-Date	One Year		Since Inception*
Janus Adviser Mid Cap Value Fund - A Shares
NAV	3.82%	6.71%		18.33%
MOP	(2.13)%	0.53%		16.45%
Janus Adviser Mid Cap Value Fund - C Shares
NAV	3.42%	5.92%		17.87%
CDSC	2.39%	4.89%
Janus Adviser Mid Cap Value Fund - I Shares	4.03%	6.47%		18.33%
Janus Adviser Mid Cap Value Fund - R Shares	3.57%	6.19%		17.86%
Janus Adviser Mid Cap Value Fund - S Shares	3.70%	6.47%		18.33%
Russell Midcap® Value Index	6.41%	8.44%		22.15%
Lipper Quartile - S Shares	N/A**	2	nd	3	rd
Lipper Ranking - S Shares based on total returns for Mid-Cap Value Funds	N/A**	85/270		110/209

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For S Shares and R Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Due to certain investment strategies, the Fund may have an increased position in cash

Class S Shares (formerly Class I Shares) commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on December 31, 2002. The performance shown reflects the performance of the Fund's Class C Shares from December 31, 2002 to December 31, 2004.

*The Fund's inception date - December 31, 2002

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2006 103

Janus Adviser Mid Cap Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,000.60	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$996.30	$8.61
Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,001.20	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$998.20	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$998.80	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

*Expenses are equal to the annualized expense ratio of 0.99% for A Shares, 1.74% for C Shares, 0.75% for I Shares, 1.50% for R Shares and 1.24% for the S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

104 Janus Adviser Series July 31, 2006

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 88.7%
Agricultural Chemicals - 1.5%
90,000	Agrium, Inc. (U.S. Shares)	$2,181,600
168,500	Mosaic Co.*	2,643,765
		4,825,365
Apparel Manufacturers - 1.1%
37,800	Jones Apparel Group, Inc.	1,118,880
65,000	Liz Claiborne, Inc.	2,297,750
		3,416,630
Automotive - Truck Parts and Equipment - Original - 0.8%
34,200	Magna International, Inc. - Class A (U.S. Shares)#	2,513,358
Brewery - 0.6%
27,500	Molson Coors Brewing Co. - Class B	1,964,875
Broadcast Services and Programming - 0.1%
5,400	Liberty Media Holding Corp. - Class A*	440,694
Building - Residential and Commercial - 0.3%
44,800	D.R. Horton, Inc.	960,064
Chemicals - Diversified - 0.6%
114,900	Huntsman Corp.*	1,832,655
Chemicals - Specialty - 2.0%
350,000	Chemtura Corp.#	3,013,500
80,000	Lubrizol Corp.	3,421,600
		6,435,100
Coal - 0.8%
67,300	Arch Coal, Inc.#	2,553,362
Commercial Banks - 2.9%
10,200	Compass Bancshares, Inc.#	601,188
50,808	Mercantile Bankshares Corp.	1,806,732
150,000	Synovus Financial Corp.	4,239,001
106,284	Valley National Bancorp#	2,760,195
		9,407,116
Commercial Services - 0.1%
37,800	ServiceMaster Co.	388,962
Commercial Services - Finance - 0.2%
33,900	H&R Block, Inc.#	771,225
Computers - Integrated Systems - 0.9%
75,000	Diebold, Inc.	3,030,000
Containers - Metal and Glass - 1.1%
90,000	Ball Corp.	3,447,000
Cosmetics and Toiletries - 1.4%
25,900	Alberto-Culver Co.	1,262,366
27,500	Avon Products, Inc.	797,225
65,000	International Flavors & Fragrances, Inc.#	2,405,000
		4,464,591
Data Processing and Management - 0.9%
67,100	Fiserv, Inc.*	2,929,586
Diagnostic Equipment - 0.5%
65,000	Cytyc Corp.*	1,599,000
Disposable Medical Products - 0.2%
8,200	C.R. Bard, Inc.	581,954

Shares or Principal Amount		Value
Distribution/Wholesale - 1.9%
40,000	Genuine Parts Co.	$1,665,600
57,800	Tech Data Corp.*	2,149,004
35,700	W.W. Grainger, Inc.	2,216,613
		6,031,217
Diversified Operations - 0.9%
20,300	Dover Corp.	956,942
26,800	Illinois Tool Works, Inc.	1,225,564
33,400	Tyco International, Ltd. (U.S. Shares)	871,406
		3,053,912
Diversified Operations - Commercial Services - 0.6%
135,200	Cendant Corp.	2,029,352
E-Commerce/Services - 0.1%
27,000	Liberty Media Holding Corp.*	444,690
Electric - Integrated - 2.3%
165,000	DPL, Inc.#	4,580,400
85,000	PPL Corp.	2,891,700
		7,472,100
Electronic Components - Miscellaneous - 0.3%
78,000	Flextronics International, Ltd. (U.S. Shares)*	884,520
Electronic Components - Semiconductors - 0.8%
80,000	QLogic Corp.*	1,399,200
66,400	Xilinx, Inc.	1,347,256
		2,746,456
Engineering - Research and Development Services - 0.6%
50,000	URS Corp.*	1,980,000
Engines - Internal Combustion - 0.2%
21,200	Briggs & Stratton Corp.	542,720
Enterprise Software/Services - 0.3%
35,300	Hyperion Solutions Corp.*	1,099,948
Fiduciary Banks - 1.4%
55,900	Bank of New York Company, Inc.	1,878,799
75,000	Mellon Financial Corp.	2,625,000
		4,503,799
Finance - Commercial - 0.4%
25,000	CIT Group, Inc.	1,147,750
Food - Confectionary - 0.6%
47,000	J.M. Smucker Co.	2,097,610
Food - Diversified - 0.3%
22,200	H.J. Heinz Co.	931,734
Food - Wholesale/Distribution - 0.3%
30,000	Supervalu, Inc.	813,300
Forestry - 0.6%
52,900	Plum Creek Timber Company, Inc.	1,801,774
Gas - Distribution - 0.3%
34,200	Southern Union Co.	928,188
Hotels and Motels - 0.9%
125,000	Hilton Hotels Corp.	2,991,250
Industrial Gases - 0.8%
40,000	Air Products and Chemicals, Inc.	2,557,200
Instruments - Scientific - 1.0%
43,200	Fisher Scientific International, Inc.*	3,201,552

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 105

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Internet Infrastructure Equipment - 0.7%
90,100	Avocent Corp.*	$2,304,758
Internet Security - 0.9%
168,100	Check Point Software Technologies, Ltd. (U.S. Shares)*	2,824,080
Investment Management and Advisory Services - 4.9%
125,000	AllianceBernstein Holding L.P.#	8,125,000
20,400	Federated Investors, Inc. - Class B	632,604
14,500	Franklin Resources, Inc.	1,326,025
37,400	Legg Mason, Inc.	3,121,778
119,100	Waddell & Reed Financial, Inc. - Class A	2,592,807
		15,798,214
Machinery - Farm - 0.6%
28,000	Deere & Co.	2,031,960
Medical - Biomedical and Genetic - 1.3%
50,000	Charles River Laboratories International, Inc.*	1,775,000
40,400	Invitrogen Corp.*,#	2,496,316
		4,271,316
Medical - Drugs - 1.2%
49,500	Endo Pharmaceuticals Holdings, Inc.*	1,537,965
24,200	Kos Pharmaceuticals, Inc.*,#	1,000,428
28,400	Wyeth	1,376,548
		3,914,941
Medical - Generic Drugs - 0.7%
140,000	Perrigo Co.	2,217,600
Medical - Hospitals - 0.9%
146,700	Health Management Associates, Inc. - Class A#	2,982,411
Medical - Nursing Homes - 0.3%
18,700	Manor Care, Inc.	935,935
Medical Instruments - 1.0%
40,000	Beckman Coulter, Inc.	2,290,000
27,200	St. Jude Medical, Inc.*	1,003,680
		3,293,680
Medical Labs and Testing Services - 0.6%
28,600	Laboratory Corporation of America Holdings*	1,842,412
Medical Products - 0.9%
48,900	Biomet, Inc.	1,610,766
32,200	Cooper Companies, Inc.#	1,423,240
		3,034,006
Metal - Aluminum - 0.4%
45,000	Alcoa, Inc.	1,347,750
Multi-Line Insurance - 1.7%
260,000	Old Republic International Corp.	5,530,200
Multimedia - 0.7%
40,000	McGraw-Hill Companies, Inc.	2,252,000
Networking Products - 0.9%
160,100	Foundry Networks, Inc.*	1,658,636
85,000	Juniper Networks, Inc.*	1,143,250
		2,801,886

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 1.5%
46,800	Republic Services, Inc.	$1,879,488
85,000	Waste Management, Inc.	2,922,300
		4,801,788
Office Automation and Equipment - 2.0%
95,000	Pitney Bowes, Inc.	3,925,400
175,300	Xerox Corp.*	2,469,977
		6,395,377
Oil - Field Services - 0.8%
45,000	BJ Services Co.	1,632,150
27,200	Halliburton Co.	907,392
		2,539,542
Oil and Gas Drilling - 0.6%
33,000	Patterson-UTI Energy, Inc.	934,560
27,300	Precision Drilling Trust (U.S. Shares)	947,583
		1,882,143
Oil Companies - Exploration and Production - 7.6%
35,100	Anadarko Petroleum Corp.	1,605,474
35,600	Bill Barrett Corp.*,#	1,100,752
50,000	Cimarex Energy Co.#	2,041,500
60,500	Encore Acquisition Co.*,#	1,842,830
120,000	Forest Oil Corp.*	4,021,200
45,600	Murphy Oil Corp.	2,346,576
90,800	Newfield Exploration Co.*	4,211,304
77,300	Noble Energy, Inc.	3,912,153
70,220	Southwestern Energy Co.*	2,415,568
23,400	St. Mary Land & Exploration Co.#	1,006,200
		24,503,557
Oil Companies - Integrated - 0.7%
25,600	Marathon Oil Corp.	2,320,384
Oil Refining and Marketing - 0.5%
22,500	Sunoco, Inc.	1,564,650
Paper and Related Products - 2.3%
61,100	Potlatch Corp.#	2,114,671
62,884	Rayonier, Inc.	2,503,412
80,000	Smurfit-Stone Container Corp.*	809,600
50,000	Temple-Inland, Inc.	2,127,000
		7,554,683
Pharmacy Services - 0.9%
64,100	Omnicare, Inc.#	2,901,166
Property and Casualty Insurance - 0.7%
40,000	Mercury General Corp.#	2,207,200
Publishing - Periodicals - 0.2%
40,000	Reader's Digest Association, Inc.#	546,400
Radio - 0.4%
80,000	Cox Radio, Inc. - Class A*,#	1,172,000
Real Estate Operating/Development - 0.2%
16,400	St. Joe Co.	736,360
Reinsurance - 2.3%
1,700	Berkshire Hathaway, Inc. - Class B*	5,179,900
81,300	IPC Holdings, Ltd.#	2,337,375
		7,517,275
REIT - Apartments - 1.2%
30,000	Archstone-Smith Trust, Inc.	1,574,100
41,500	Home Properties, Inc.	2,314,870
		3,888,970

See Notes to Schedules of Investments and Financial Statements.

106 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
REIT - Diversified - 0.5%
80,011	Crescent Real Estate Equities, Inc.#	$1,561,815
REIT - Health Care - 0.2%
18,000	Health Care Property Investors, Inc.	493,560
REIT - Office Property - 0.6%
65,000	BioMed Realty Trust, Inc.#	1,937,650
REIT - Regional Malls - 0.4%
20,000	Macerich Co.	1,455,000
REIT - Shopping Centers - 0.4%
32,100	Weingarten Realty Investors	1,282,716
REIT - Warehouse and Industrial - 1.2%
70,000	ProLogis	3,874,500
Resorts and Theme Parks - 0.4%
50,400	Intrawest Corp. (U.S. Shares)	1,405,656
Retail - Apparel and Shoe - 1.2%
94,300	Foot Locker, Inc.	2,562,131
70,000	Gap, Inc.	1,214,500
		3,776,631
Retail - Auto Parts - 1.0%
60,000	Advance Auto Parts, Inc.	1,816,200
17,800	AutoZone, Inc.*	1,564,086
		3,380,286
Retail - Drug Store - 0.9%
92,000	CVS Corp.	3,010,240
Retail - Restaurants - 0.4%
70,000	Applebee's International, Inc.#	1,243,200
Rubber - Tires - 0.4%
139,800	Cooper Tire & Rubber Co.	1,396,602
Savings/Loan/Thrifts - 0.6%
69,200	Astoria Financial Corp.#	2,058,700
Super-Regional Banks - 2.9%
32,000	PNC Bank Corp.	2,266,880
59,700	SunTrust Banks, Inc.	4,708,539
79,300	U.S. Bancorp	2,537,600
		9,513,019
Telecommunication Equipment - 0.5%
75,000	Andrew Corp.*	633,750
104,100	Avaya, Inc.*	963,966
		1,597,716
Telephone - Integrated - 1.4%
46,400	ALLTEL Corp.	2,559,888
35,000	CenturyTel, Inc.#	1,349,950
56,038	Windstream Corp.	702,156
		4,611,994
Television - 0.5%
45,900	Univision Communications, Inc. - Class A*	1,533,060
Transportation - Railroad - 2.8%
25,200	CSX Corp.	1,529,136
146,400	Kansas City Southern*,#	3,604,368
62,200	Norfolk Southern Corp.	2,700,724
15,200	Union Pacific Corp.	1,292,000
		9,126,228

Shares or Principal Amount		Value
Transportation - Services - 1.3%
153,100	Laidlaw International, Inc.	$4,057,150
Transportation - Truck - 0.9%
141,100	J.B. Hunt Transport Services, Inc.#	2,902,427
Total Common Stock (cost $278,626,432)		286,953,403
Money Markets - 8.3%
712,279	Janus Government Money Market Fund 5.21%	712,279
15,008,484	Janus Institutional Cash Reserves Fund 5.23%	15,008,484
11,235,237	Janus Money Market Fund 5.26%	11,235,237
Total Money Markets (cost $26,956,000)		26,956,000
Other Securities - 7.6%
24,709,915	State Street Navigator Securities Lending Prime Portfolio† (cost $24,709,915)	24,709,915
Short-Term U.S. Government Agencies - 4.6%
$15,000,000	Federal Home Loan Bank System 5.195%, 8/1/06 (amortized cost $14,963,202)	14,963,202
Short-Term U.S. Treasury Bill - 0.1%
195,000	U.S. Treasury Bill 4.745%, 8/1/06 (amortized cost $194,769)	194,769
Total Investments (total cost $345,450,318) – 109.3%		353,777,289
Liabilities, net of Cash, Receivables and Other Assets – (9.3)%		(30,071,266)
Net Assets – 100%		$323,706,023

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$3,208,781	0.9%
Canada	7,048,197	2.0%
Israel	2,824,080	0.8%
Singapore	884,520	0.2%
United States††	339,811,711	96.1%
Total	$353,777,289	100.0%

††Includes Short-Term Securities and Other Securities (77.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 107

Janus Adviser Small Company Value Fund (unaudited)

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

One year ago, conditions that initially seemed favorable for stocks, with strong corporate earnings reports and improving economic data, fizzled as the Federal Reserve Board (Fed) continued tightening monetary policy and Hurricane Katrina devastated the Gulf Coast. Financial markets mounted a significant rally in the last three months of the year, and the major U.S. indices finished an essentially flat year with rebounding consumer confidence despite high energy prices. Small-cap stocks continued to thrive during the first quarter of 2006, significantly outperforming large-caps. Macroeconomic conditions were generally favorable for the entire stock market, with corporate profits showing great strength, unemployment remaining relatively low, and inflation appearing to stay in check. Rising interest rates caused some concern, however, as new Fed chairman Ben Bernanke expressed his intent to stay as focused on inflation as his predecessor, Alan Greenspan. Indeed, the Fed raised rates twice in the second quarter, while volatility and risk aversion materialized and the markets stumbled. July brought speculation about whether the Fed would bump up interest rates for the 18th consecutive time at its meeting in August, and renewed and worsening violence in the Middle East brought concerns that oil-rich countries would be affected, thus raising record-high energy prices even higher.

Despite an up-and-down stock market ride over the past 12 months, Janus Adviser Small Company Value Fund's S Shares had positive performance of 4.12%, underperforming the Fund's benchmark, the Russell 2000® Value Index, which returned 6.93%. With roughly 70 holdings and a median market capitalization of approximately $1.1 billion, the Fund offers relatively strong diversification across the small-cap universe – a trait that has been beneficial during these volatile times. Strong stock selection in the energy industry and an underweight position in media holdings helped our performance, while an overweight position in select healthcare and materials stocks dragged on returns.

Standouts During the Period

Leading performance was TETRA Technologies, which is among the Fund's largest holdings. TETRA supplies chemicals used by the oil and gas industry to facilitate the drilling and servicing of wells. The company turned in outstanding results in the first half of 2006, and with drilling activity showing no signs of slowing TETRA's products have remained in high demand. Indeed, energy-related stocks as a whole did not suffer from the period's volatility – a trend that benefited the Fund given our overweight position versus the benchmark in energy names.

Stewart & Stevenson, a manufacturer of vehicles for the defense industry, also boosted returns. The company's announcement in February that it would be acquired by Armor Holdings, another defense contractor, sent Stewart & Stevenson's stock soaring.

Also contributing was Maverick Tube, which makes welded steel tubes and line pipe products used in oil fields. While demand is up due to a current shortage of Maverick's products in the market, the real catalyst behind the company's sharp gain was its merger with fellow pipe producer Tenaris. Tenaris announced the acquisition of Maverick in June, sending Maverick's stock significantly higher. We believe this event exemplifies an ongoing development in the small- and mid-cap markets. With so much excess liquidity in the form of both private and corporate equity, acquisitions have been occurring on a regular basis.

Another top performer was Plexus, a specialty contract manufacturer, which thus far in 2006 has turned in higher-than-expected earnings. In manufacturing medical devices such as ultrasound scanners for hospitals as well as routers and networking equipment for key clients like General Electric and Juniper Networks, Plexus has taken a highly effective approach. Rather than simply building these products, the company also focuses on improving them through better engineering. As a result, Plexus has gained a competitive edge. Furthermore, the company is expanding its presence in the defense and aerospace market, where orders have been up. We believe that Plexus should continue to do well in this area given the company's engineering expertise. The position was subsequently sold due it relatively rich valuation.

Holdings that Detracted During the Period

Our biggest detractor during the period was Mills Corporation, a retail mall real estate investment trust (REIT) that we purchased late last year after it lagged the REIT industry and appeared to be undervalued. Unfortunately, since then, the company has continued to struggle, and it is currently facing a formal investigation by the Securities and Exchange Commission. In light of increasingly dismal news announcements and the possibility of fraud at the company – and given that Mills may have trouble selling its malls if its financials aren't deemed reliable – we eliminated our position following the company's poor showing in the first quarter. This move was in keeping with our decision to cut back our overall weighting in REITs. Many names in this area have been increasing in value since 2000, and we believe that the industry could be peaking.

108 Janus Adviser Series July 31, 2006

(unaudited)

AMERIGROUP, a managed care group that focuses on providing Medicaid services, surprised investors by reporting poor earnings with little warning in the third quarter of 2005. Although we opted to sell the name last year, as it appeared that its problems could take multiple quarters to resolve, AMERIGROUP still negatively affected our performance for the 12-month period ended July 31, 2006.

Another disappointment came from Cooper Companies, a manufacturer of specialty contact lenses. Unfortunately, the company reported poor results at the end of last year and announced that it would provide lower-than-expected volumes of its new silicone hydrogel lens in 2006. This has put competitive pressure on Cooper, and we liquidated our position.

Looking Forward

We feel that the U.S. economy has reached an interesting juncture. The housing market has cooled off in recent months, and if Americans stop using home equity to fuel their spending, and if jobs in the construction sector dry up, both the economy and the stock market will feel the impact of this shift. Many investors are focused on the Fed, waiting to see whether Fed Chairman Ben Bernanke can engineer a mid-cycle slowdown without triggering a recession. If he and the Fed implement too many rate hikes in their attempt to mitigate inflation, the next six months could be challenging – especially in light of the tightening we've seen from other central banks around the world.

Regardless of what unfolds, we will continue to seek small-cap value stocks that we believe are both undervalued and fundamentally sound.

Thank you for your investment in Janus Adviser Small Company Value Fund.

Janus Adviser Small Company Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
TETRA Technologies, Inc. Energy services company - U.S.	2.10%
SI Green Realty Corp. Real Estate Investment Trust - U.S.	0.94%
Stewart & Stevenson Services, Inc. Tactical vehicles designer, manufacturer and service provider for United States Army - U.S.	0.88%
Maverick Tube Corp. Manufacturer of steel tubular products used in energy and industrial applications - U.S.	0.81%
Plexus Corp. Miscellaneous electronic components services provider - U.S.	0.74%

5 Largest Detractors from Performance – Holdings

Contribution
Mills Corp. Real Estate Investment Trust - Office property - U.S.	(0.64)%
AMERIGROUP Corp. Multi-state managed healthcare company - U.S.	(0.62)%
Cooper Companies, Inc. Specialty healthcare product manufacturer - U.S.	(0.60)%
HNI Corp. Office furniture manufacturer - U.S.	(0.46)%
Ruddick Corp. Supermarkets chain operator - U.S.	(0.44)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.94%	9.36%	4.90%
Real Estate	1.71%	10.31%	10.91%
Capital Goods	1.34%	6.87%	10.64%
Banks	0.73%	19.78%	15.62%
Pharmaceuticals & Biotechnology	0.72%	2.51%	1.91%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.29)%	5.21%	2.58%
Retailing	(1.18)%	2.57%	3.85%
Consumer Durables & Apparel	(0.95)%	2.67%	3.21%
Commercial Services & Supplies	(0.67)%	7.32%	3.03%
Food & Staples Retailing	(0.44)%	2.45%	0.95%

Janus Adviser Series July 31, 2006 109

Janus Adviser Small Company Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Applied Industrial Technologies, Inc. Machinery - General Industrial	2.1%
iShares Russell 2000 Value Index Fund Investment Companies	2.1%
TETRA Technologies, Inc. Oil - Field Services	2.1%
Genlyte Group, Inc. Building Products - Lighting Fixtures	2.0%
National Financial Partners Corp. Investment Management and Advisory Services	1.9%
10.2%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

110 Janus Adviser Series July 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Since Inception*
Janus Adviser Small Company Value Fund - A Shares NAV	8.02%	4.47%		11.88%
MOP	1.79%	(1.63)%		10.36%
Janus Adviser Small Company Value Fund - C Shares NAV	7.49%	3.68%		11.63%
CDSC	6.42%	2.68%
Janus Adviser Small Company Value Fund - I Shares	8.26%	4.12%		12.05%
Janus Adviser Small Company Value Fund - R Shares	7.70%	3.92%		11.45%
Janus Adviser Small Company Value Fund - S Shares	7.83%	4.12%		12.05%
Russell 2000® Value Index	8.90%	6.93%		12.15%
Lipper Quartile - S Shares	N/A**	2	nd	1	st
Lipper Ranking - S Shares based on total returns for Small-Cap Core Funds	N/A**	242/630		76/430

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class I Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The Fund's Class C Shares commenced operations on April, 21 2003. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from April, 21 2003 to December, 31 2004 and the historical performance of the predecessor fund or the periods prior to April, 21 2003. The performance information prior to April, 21 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Class S Shares (formerly Class I Shares) commenced operations on April, 21 2003 after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April, 21 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to Janus Adviser Small Company Value Fund. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

*The Fund's inception date - March 28, 2002

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2006 111

Janus Adviser Small Company Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$991.30	$7.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$987.10	$10.89
Hypothetical (5% return before expenses)	$1,000.00	$1,013.84	$11.03
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)**
Actual	$1,000.00	$992.60	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$988.60	$9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$989.30	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.55

*Expenses are equal to the annualized expense ratio of 1.46% for A Shares, 2.21% for C Shares, 1.19% for I Shares, 1.95% for R Shares, and 1.71% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

This Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

112 Janus Adviser Series July 31, 2006

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 80.8%
Apparel Manufacturers - 1.1%
26,645	Quiksilver, Inc.*	$345,053
Applications Software - 0.8%
19,325	Quest Software, Inc.*	264,173
Building and Construction - Miscellaneous - 1.0%
18,137	Dycom Industries, Inc.*	326,285
Building Products - Lighting Fixtures - 2.0%
9,608	Genlyte Group, Inc.*	668,236
Chemicals - Diversified - 0.8%
4,500	FMC Corp.	277,605
Chemicals - Specialty - 0.8%
7,653	Cabot Corp.	254,615
Collectibles - 1.2%
11,800	RC2 Corp.*	399,666
Commercial Banks - 12.3%
10,119	1st Source Corp.	328,260
10,372	BancFirst Corp.	494,121
10,463	Camden National Corp.	466,650
15,813	Community Bank System, Inc.	334,603
2,223	First Citizens BancShares, Inc. - Class A	460,517
13,615	First Commonwealth Financial Corp.	176,859
8,535	Omega Financial Corp.	258,781
11,481	Peoples Bancorp, Inc.	344,315
10,746	Simmons First National Corp. - Class A	309,162
10,584	TriCo Bancshares	262,801
8,346	UMB Financial Corp.	286,852
12,876	Washington Trust Bancorp, Inc.	346,236
		4,069,157
Commercial Services - 1.3%
10,287	Steiner Leisure, Ltd.*	413,332
Computer Services - 0.8%
4,830	CACI International, Inc.*	272,171
Consulting Services - 1.4%
18,105	FTI Consulting, Inc.*	475,256
Diversified Operations - 0.4%
553,794	Polytec Asset Holdings, Ltd.§	143,968
Electric - Integrated - 0.7%
7,350	Otter Tail Corp.	218,001
Electronic Components - Semiconductors - 1.6%
45,920	MIPS Technologies, Inc.*	290,673
15,377	Zoran Corp.*	246,801
		537,474
Electronic Measuring Instruments - 1.1%
7,905	Trimble Navigation, Ltd.*	379,677
Food - Canned - 0.8%
25,120	Del Monte Foods Co.	263,258
Food - Diversified - 1.4%
15,325	J & J Snack Foods Corp.	461,129
Food - Retail - 1.7%
9,171	Ruddick Corp.	224,506
8,744	Weis Markets, Inc.	346,612
		571,118
Gas - Distribution - 1.0%
5,337	Atmos Energy Corp.	153,545
7,013	Piedmont Natural Gas Company, Inc.	180,515
		334,060

Shares or Principal Amount		Value
Internet Applications Software - 3.4%
29,814	Interwoven, Inc.*	$282,637
53,541	Stellent, Inc.	503,286
10,155	WebEx, Inc.*	348,113
		1,134,036
Internet Infrastructure Software - 0.4%
2,560	F5 Networks, Inc.*	118,630
Investment Companies - 2.1%
9,530	iShares Russell 2000 Value Index Fund	681,776
Investment Management and Advisory Services - 1.9%
13,645	National Financial Partners Corp.	614,571
Machinery - General Industrial - 2.1%
29,259	Applied Industrial Technologies, Inc.	682,320
Medical - Drugs - 1.6%
58,360	Ligand Pharmaceuticals, Inc. - Class B*	538,663
Medical - HMO - 0.7%
13,680	Centene Corp.*	222,300
Medical Instruments - 2.4%
23,220	CONMED Corp.*	463,239
10,770	Datascope Corp.	330,962
		794,201
Medical Labs and Testing Services - 1.7%
9,080	Covance, Inc.*	578,941
Multi-Line Insurance - 1.4%
11,290	American Financial Group, Inc.	475,422
Non-Ferrous Metals - 1.2%
8,812	RTI International Metals, Inc.*	406,057
Oil - Field Services - 2.1%
23,770	TETRA Technologies, Inc.*	680,060
Oil and Gas Drilling - 0.8%
5,471	Atwood Oceanics, Inc.*	256,754
Oil Companies - Exploration and Production – 4.9%
8,200	Forest Oil Corp.*	274,782
4,075	Houston Exploration Co.*	260,230
14,168	Mariner Energy, Inc.*	255,166
8,580	Plains Exploration & Production Co.*	377,176
10,620	St. Mary Land & Exploration Co.	456,659
		1,624,013
Printing - Commercial - 1.3%
31,831	Bowne & Company, Inc.	441,496
REIT - Health Care - 0.7%
9,510	Nationwide Health Properties, Inc.	225,577
REIT - Office Property - 3.8%
3,043	Alexandria Real Estate Equities, Inc.	287,320
5,200	Kilroy Realty Corp.	384,228
5,152	SL Green Realty Corp.	588,874
		1,260,422
REIT - Regional Malls - 1.4%
11,080	Taubman Centers, Inc.	459,820
REIT - Shopping Centers - 1.9%
13,430	Acadia Realty Trust	320,171
4,490	Pan Pacific Retail Properties, Inc.	310,259
		630,430
REIT - Warehouse and Industrial - 1.1%
13,160	First Potomac Realty Trust	372,296

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 113

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Rental Auto/Equipment - 1.3%
16,185	H&E Equipment Services, Inc.*	$428,579
Research and Development - 0.9%
7,285	Pharmaceutical Product Development, Inc.	280,327
Retail - Apparel and Shoe - 0.9%
18,385	Bebe Stores, Inc.	284,600
Retail - Bookstore - 0.8%
8,225	Barnes & Noble, Inc.	275,702
Savings/Loan/Thrifts - 3.2%
11,080	First Defiance Financial Corp.	293,288
7,545	FirstFed Financial Corp.*	425,915
11,080	Provident Financial Holdings, Inc.	341,375
		1,060,578
Telecommunication Equipment - 1.3%
41,350	Arris Group, Inc.*	442,032
Telephone - Integrated - 0.8%
10,850	Golden Telecom, Inc.	268,212
Water - 1.2%
10,250	American States Water Co.	387,963
Wire and Cable Products - 1.3%
13,395	Belden CDT, Inc.	434,668
Total Common Stock (cost $20,550,289)		26,734,680
Money Markets - 4.1%
269,476	Janus Government Money Market Fund, 5.21%	269,476
628,166	Janus Institutional Cash Reserves Fund, 5.23%	628,166
477,358	Janus Money Market Fund, 5.26%	477,358
Total Money Markets (cost $1,375,000)		1,375,000
Total Investments (total cost $21,925,289) – 84.9%		28,109,680
Cash, Receivables and Other Assets, net of Liabilities – 15.1%		4,982,193
Net Assets – 100%		$33,091,873

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$413,332	1.5%
Cayman Islands	143,968	0.5%
United States††	27,552,380	98.0%
Total	$28,109,680	100.0%

††Includes Short-Term Securities (93.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

114 Janus Adviser Series July 31, 2006

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Performance Overview

For the 12 months ended July 31, 2006, Janus Adviser Worldwide Fund's S Shares returned 4.03%, underperforming the Fund's benchmark, the Morgan Stanley Capital International World IndexSM, which gained 13.69% for the same period.

The world's equity markets proved quite volatile during the period despite generally healthy economic growth. The U.S. and European economies sustained economic expansions, Japanese business fundamentals improved and the economies in China and India continued to experience robust growth. Nonetheless, these trends fueled higher prices, especially in the energy and commodity markets. Indeed, the price of crude oil soared past $70 per barrel and showed no signs of significant easing.

As broader inflationary concerns mounted, central banks worldwide continued to tighten credit conditions. The U.S. Federal Reserve raised overnight rates by 200 basis points during the period ended July 31, 2006 – from 3.25% to 5.25% – while the European Central Bank increased its key lending rate by 75 basis points during the 12-month period. Meanwhile, long-term interest rates moved modestly higher, tempered by fears that the short-term rate hikes would lead to an economic slowdown.

The current market environment continues to be characterized by momentum swings and driven primarily by a handful of sectors and geographies. Investors seem once again to be chasing where performance is today rather than investing where performance potentially will be tomorrow. As Warren Buffett recently remarked, "What the wise man does in the beginning, fools do in the end. With any asset class that has a big move, first the fundamentals attract speculation then the speculation becomes dominant."

Two areas that were especially popular until early May – when they sustained significant falls – were emerging markets and commodity stocks. Given that the Fund held limited exposure to both areas due to our assessment that the risk/reward profiles were unattractive, the Fund's shares did not suffer as much as some during the slump. While this positioning may pressure our performance in the short-term, we believe that the investments available in other areas of the market will prove to be more attractive over the next few years.

Computer Makers, Online Retailers and Consumer Creditors Diminished Returns

The poorest performer during the period was personal computer manufacturer Dell. With competitors posting market share gains in an otherwise softening market, potential pressures on margins fueled worries about the sustainability of Dell's business model and growth rates. Certainly, it is clear that the company is facing some near-term strategic and execution issues, but we believe much of this has already been reflected in the stock price. Over time, we remain confident that Dell's direct distribution model and cost advantage will allow it to gain global market share in its relevant products categories. The company is expanding its reach beyond personal computers to flat-screen televisions, storage devices and other consumer and business electronics areas where there is still room for substantial growth. As one of our largest holdings, we were pleased to take advantage of lower prices to own what we believe is a superb franchise and management team.

Online retail stocks also struggled, led by online travel provider Expedia. Expedia posted poorer-than-anticipated quarterly results, hindered in part by its investments in technology infrastructure. Such negative earnings revisions are greatly penalized in this momentum-oriented market, where there is little tolerance for disappointment. However, we see a company enduring some short-term challenges but making the right decisions and investments to build upon its leading market position, as well as tap nascent opportunities in international and corporate markets. As such, we remain significantly invested in Expedia.

Amazon.com also declined as increased spending on free shipping and new offerings slashed profit levels. Nonetheless, the company continues to be a leader in online retailing and is improving its services and website features to further enhance its customer experience, so we maintained some exposure to the stock.

Other laggards included two new and relatively smaller holdings, Japanese consumer credit companies Acom and Promise, which struggled as the government effectively cut the maximum interest rates that creditors may charge. Additionally, Acom reduced its earnings expectations for both fiscal year 2006 and 2007 as it set aside increased reserves. Promise endured increasing competitive pressures and operating expenses increased more than 25%, due in part to start-up costs in a new division. Promise's collaborative efforts with Sumitomo Mitsui Banking Corporation, in which a broad portfolio of loan products is available to serve a wide range of customers, proved successful and fueled optimism for future growth. A relationship between Acom and the Bank of Tokyo-Mitsubishi UFJ was delayed, but has the potential to yield similar success. However, we have found better risk/reward opportunities and have sold some our positions in both Promise and Acom.

Contributors Included Insurance, Financial Services and Pay-TV Stocks

Continued improvements in Japan's economy aided the Fund's stake in property and casualty insurer Millea Holdings, the

Janus Adviser Series July 31, 2006 115

Janus Adviser Worldwide Fund (unaudited)

leading performer during the period. The stock has benefited from the improved overall economic and financial market conditions in Japan.

Financial services powerhouse JPMorgan Chase was another strong contributor. In July, the company reported a 48% year-over-year increase in its net income, propelled by $130.6 billion worth of stock and bond underwriting transactions – second best on Wall Street – during the first half of 2006.

British Sky Broadcasting (BSkyB), the dominant pay-TV service provider in the United Kingdom, also performed well. Worries over a potential loss of licensing for the English Premier League – the UK's top soccer league – and competitive pressures dissipated somewhat during the period. On the soccer front, the company purchased two-thirds of the available broadcasting rights to the English Premier League and held onto the prime games and time slots. From a competitive perspective, its pending launch of residential broadband services, including an introductory offer of free high-speed access for all of its existing television service subscribers, will facilitate the bundling of retail communication services. We continue to believe that BSkyB is one of the most attractive investment holdings and that the market will increasingly reward its strong competitive position and solid cash flows over the coming years.

Market Outlook

Looking ahead, we may be at the beginning of a market transition moving away from riskier assets. While risk certainly was repriced during the second-quarter downturn, risk spreads remain at historically narrow levels. Against this backdrop, we believe there will be more of an appreciation for high-quality assets in the coming periods, which is where we believe the Fund is positioned as of the end of the period. We have always strived to position the Fund in what we believe are the most attractive places to invest in the future, as opposed to the natural human tendency to chase what is performing today. While energy and commodities remain popular topics on CNBC and at cocktail parties, we believe that a more attractive risk/reward profile can be found elsewhere, particularly in these high-quality businesses. Meanwhile, by simply focusing on companies with strong fundamentals, solid cash flows, and attractive valuations, we are confident the Fund is well-positioned for whatever the future may bring.

Thank you for your continued investment in Janus Adviser Worldwide Fund.

Janus Adviser Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Millea Holdings, Inc. Property and casualty insurance holding company - Japan	1.67%
JP Morgan Chase & Co. Global financial services provider - U.S.	1.39%
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	1.13%
Koninklijke (Royal) Philips Electronics N.V. Electronic components manufacturer - Netherlands	0.99%
Companhia Vale do Rio Doce (ADR) Iron ore producer/seller - Brazil	0.92%

5 Largest Detractors from Performance – Holdings

Contribution
Dell, Inc. Online travel services provider - U.S.	(1.40)%
Expedia, Inc. Online travel services provider - U.S.	(1.27)%
Amazon.com, Inc. Online retailer - U.S.	(1.19)%
IAC/InterActiveCorp Interactive commerce company - U.S.	(0.87)%
eBay, Inc. Online marketplace - U.S.	(0.64)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Materials	2.14%	5.24%	5.65%
Insurance	1.93%	12.58%	4.71%
Diversified Financials	1.50%	9.26%	6.66%
Consumer Durables & Apparel	1.45%	10.66%	2.19%
Energy	1.12%	2.16%	9.61%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Retailing	(2.69)%	12.51%	2.69%
Technology Hardware & Equipment	(1.43)%	4.21%	5.41%
Software & Services	(1.32)%	2.11%	3.75%
Capital Goods	(0.46)%	4.37%	7.66%
Semiconductors & Semiconductor Equipment	(0.11)%	0.82%	1.93%

116 Janus Adviser Series July 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

British Sky Broadcasting Group PLC Television	6.1%
Dell, Inc. Computers	5.7%
Willis Group Holdings, Ltd. Insurance Brokers	4.9%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.4%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.9%
25.0%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 5.0% of total net assets.

Top Countries Allocations – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

Janus Adviser Series July 31, 2006 117

Janus Adviser Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Worldwide Fund - A Shares
NAV	(2.04)%	4.26%		(1.50)%		6.45%	9.64%
MOP	(7.68)%	(1.74)%		(2.57)%		5.96%	9.45%
Janus Adviser Worldwide Fund - C Shares
NAV	(2.48)%	3.48%		(2.15)%		5.84%	9.05%
CDSC	(3.45)%	2.45%
Janus Adviser Worldwide Fund - I Shares	(1.91)%	4.03%		(1.50)%		6.45%	9.64%
Janus Adviser Worldwide Fund - R Shares	(2.32)%	3.75%		(1.71)%		6.25%	9.54%
Janus Adviser Worldwide Fund - S Shares	(2.17)%	4.03%		(1.50)%		6.45%	9.64%
Morgan Stanley Capital International World IndexSM	6.72%	13.69%		6.14%		7.39%	7.98%
Lipper Quartile - S Shares	N/A**	4	th	4	th	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Global Funds	N/A**	365/372		226/227		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For S Shares and R Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For the period from July 1, 2006 through January 31, 2007, Janus Capital has contractually agreed to waive its right to receive a portion of the management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

118 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$949.10	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$945.30	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.30
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)**
Actual	$1,000.00	$950.30	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$946.70	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$948.20	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.66% for C Shares, 0.66% for I Shares, 1.40% for R Shares and 1.15% for the S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

The date of the since-inception Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2006 119

Janus Adviser Worldwide Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.7%
Advertising Services - 1.6%
199,150	WPP Group PLC	$2,356,706
Agricultural Chemicals - 3.7%
30,940	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,923,830
16,865	Syngenta A.G.*	2,424,459
		5,348,289
Apparel Manufacturers - 1.8%
296,539	Burberry Group PLC	2,631,200
Automotive - Cars and Light Trucks - 2.8%
37,545	BMW A.G.	1,939,502
13,210	Hyundai Motor Company, Ltd.	1,010,941
99,886	Nissan Motor Company, Ltd.	1,076,882
		4,027,325
Broadcast Services and Programming - 1.8%
87,125	Liberty Global, Inc. - Class A*	1,903,682
31,585	Liberty Global, Inc. - Class C*	668,970
		2,572,652
Building - Residential and Commercial - 4.0%
41,675	Centex Corp.	1,971,644
43,270	Lennar Corp.	1,935,467
68,560	Pulte Homes, Inc.#	1,953,960
		5,861,071
Casino Hotels - 0.9%
20,285	Harrah's Entertainment, Inc.	1,219,331
Cellular Telecommunications - 2.2%
10,500	Hikari Tsushin, Inc.	424,964
1,300,122	Vodafone Group PLC	2,823,290
		3,248,254
Chemicals - Diversified - 1.6%
39,400	Shin-Etsu Chemical Company, Ltd.	2,281,966
Commercial Banks - 0.3%
40,380	ICICI Bank, Ltd.	480,336
Computers - 5.7%
382,980	Dell, Inc.*	8,303,006
Distribution/Wholesale - 3.7%
585,000	Esprit Holdings, Ltd.	4,449,500
441,800	Li & Fung, Ltd.	925,652
		5,375,152
Diversified Minerals - 0.5%
29,660	Companhia Vale do Rio Doce (ADR)	688,112
Diversified Operations - 6.1%
83,000	Hutchison Whampoa, Ltd.	757,342
24,487	Louis Vuitton Moet Hennessy S.A.	2,460,148
215,605	Tyco International, Ltd. (U.S. Shares)	5,625,135
		8,842,625
E-Commerce/Products - 1.7%
91,420	Amazon.com, Inc.*,#	2,458,284
E-Commerce/Services - 5.5%
70,050	eBay, Inc.*	1,686,104
181,160	Expedia, Inc.*	2,427,544
165,970	IAC/InterActiveCorp*,#	3,935,148
		8,048,796

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 3.8%
166,509	Koninklijke (Royal) Philips Electronics N.V.	$5,498,260
Electronic Components - Semiconductors - 1.0%
2,190	Samsung Electronics Company, Ltd.	1,393,970
Entertainment Software - 0.5%
59,805	Activision, Inc.*	714,670
Finance - Consumer Loans - 0.9%
15,070	Acom Company, Ltd.	683,537
14,900	Promise Company, Ltd.	668,027
		1,351,564
Finance - Investment Bankers/Brokers - 8.6%
53,215	Citigroup, Inc.	2,570,817
138,643	JP Morgan Chase & Co.	6,324,894
126,000	Mitsubishi UFJ Securities Company, Ltd.	1,418,867
38,651	UBS A.G.#	2,102,868
		12,417,446
Finance - Mortgage Loan Banker - 1.2%
14,935	Fannie Mae	715,536
41,886	Housing Development Finance Corporation, Ltd.	1,059,205
		1,774,741
Food - Retail - 0.4%
10,859	Metro A.G.	619,353
Insurance Brokers - 4.9%
218,210	Willis Group Holdings, Ltd.#	7,098,371
Investment Companies - 0.2%
14,973	RHJ International*	306,407
Medical - Drugs - 2.6%
24,370	Merck & Company, Inc.	981,380
37,400	Pfizer, Inc.	972,026
10,211	Roche Holding A.G.#	1,817,243
		3,770,649
Medical - HMO - 1.8%
17,855	Aetna, Inc.	562,254
14,190	Coventry Health Care, Inc.*	747,813
28,240	UnitedHealth Group, Inc.	1,350,719
		2,660,786
Medical - Hospitals - 1.0%
67,425	Health Management Associates, Inc. - Class A#	1,370,750
Multimedia - 2.3%
113,185	Walt Disney Co.	3,360,463
Networking Products - 2.7%
221,700	Cisco Systems, Inc.*	3,957,345
Oil Refining and Marketing - 1.3%
91,205	Reliance Industries, Ltd.	1,917,342
Property and Casualty Insurance - 3.2%
241	Millea Holdings, Inc.	4,666,754
Real Estate Management/Services - 0.8%
57,000	Mitsubishi Estate Company, Ltd.	1,180,819
Real Estate Operating/Development - 0.5%
270,000	CapitaLand, Ltd.	701,143
Reinsurance - 2.8%
1,354	Berkshire Hathaway, Inc. - Class B*,#	4,125,638

See Notes to Schedules of Investments and Financial Statements.

120 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 1.6%
51,996	Industria de Diseno Textil S.A.	$2,258,934
Schools - 0.5%
15,635	Apollo Group, Inc. - Class A*	739,848
Semiconductor Equipment - 1.0%
73,517	ASML Holding N.V.*	1,449,041
Soap and Cleaning Preparations - 1.2%
44,709	Reckitt Benckiser PLC	1,793,939
Telephone - Integrated - 0.8%
61,145	Sprint Nextel Corp.	1,210,671
Television - 6.1%
847,818	British Sky Broadcasting Group PLC	8,876,805
Tobacco - 0.3%
5,690	Altria Group, Inc.	455,029
Transportation - Services - 1.1%
23,380	United Parcel Service, Inc. - Class B	1,611,116
Web Portals/Internet Service Providers - 2.7%
141,860	Yahoo!, Inc.*	3,850,080
Total Common Stock (cost $131,804,247)		144,875,039
Money Markets - 0.7%
1,500	Janus Government Money Market Fund 5.21%	1,500
578,900	Janus Institutional Cash Reserves Fund 5.23%	578,900
477,600	Janus Money Market Fund 5.26%	477,600
Total Money Markets (cost $1,058,000)		1,058,000
Other Securities - 5.7%
8,255,728	State Street Navigator Securities Lending Prime Portfolio† (cost $8,255,728)	8,255,728
Total Investments (total cost $141,117,975) – 106.1%		154,188,767
Liabilities, net of Cash, Receivables and Other Assets – (6.1)%		(8,834,998)
Net Assets – 100%		$145,353,769

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$306,407	0.2%
Bermuda	18,098,658	11.7%
Brazil	688,112	0.4%
Canada	2,923,830	1.9%
France	2,460,148	1.6%
Germany	2,558,855	1.7%
Hong Kong	757,342	0.5%
India	3,456,883	2.2%
Japan	12,401,816	8.0%
Netherlands	6,947,301	4.5%
Singapore	701,143	0.5%
South Korea	2,404,911	1.6%
Spain	2,258,934	1.5%
Switzerland	6,344,570	4.1%
United Kingdom	18,481,940	12.0%
United States††	73,397,917	47.6%
Total	$154,188,767	100.0%

††Includes Short-Term Securities and Other Securities (41.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 121

Janus Adviser International Growth Fund (unaudited)

Fund Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

For the 12 months ended July 31, 2006, Janus Adviser International Growth Fund's S Shares returned 39.47%, outperforming the Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, and its secondary benchmarks, the MSCI EAFE® Growth Index and the MSCI All Country World ex-U.S. IndexSM, which gained 24.01%, 22.82% and 24.61%, respectively.

Fund performance benefited from solid stock selection, particularly in the energy, real estate and consumer services sectors. The Fund was also rewarded by its sizable stakes in Japan and emerging markets such as Brazil and India.

The international investment climate was volatile during the period, although many of the world's largest economies continued to grow at a solid pace. Higher interest rates and rising energy prices combined with inflationary fears to send a chill through the global financial markets late in the period. The resulting drop in equities hit emerging markets and commodities markets especially hard.

The MSCI BRIC Index – comprised of shares from Brazil, Russia, India and China – endured a modest loss in the second quarter to finish up 52.04% for the one-year period ended July 31, 2006, but the broader MSCI Emerging Market Index slipped 27.21% during the second quarter to end up 28.82% at the end of the period. Shares in more established European markets continued to perform well, despite elevated energy costs and credit tightening by the European Central Bank, which raised its key interest rate by 75 basis points during the period to 2.75%.

Inflation remained a concern, especially as geopolitical tensions in the Mideast and North Korea pushed crude oil prices to historic highs. Monetary tightening continued around the globe with the U.S. Federal Reserve boosting its rate by 200 basis points during the period to 5.25%. Longer-term interest rates also moved generally higher.

Investment Strategy

While the investment strategy remained relatively unchanged, the Fund experienced some natural turnover as we identified new investment opportunities and sold off stocks that either reached our price targets or lost our fullest confidence.

Strong Performers Included Conglomerate, Sugar, Iron Ore and Gaming Stocks

Reliance Industries of India led the Fund's gainers. The industrial conglomerate's refining and petrochemical businesses have performed well, and we're excited about prospects for the company and its oil and gas business, and potential plans to enter the undeveloped retail industry in India.

Brazilian sugar cane producer Cosan advanced as optimism over the sugar industry endured a sharp fall in commodity prices. Worldwide demand growth for sugar has been strong, driven in part by growth in the ethanol market. Also, we believe low global inventory levels and the reduction in European Union sugar subsidies should tighten the global supply/demand balance for sugar. Cosan has aggressive capacity expansion plans and we believe the company possesses a strong competitive advantage in sugar and ethanol production.

Caemi Mineracao e Metalurgia and Companhia Vale do Rio Doce (CVRD), two Brazilian iron ore producers, rose in early 2006 as commodity prices increased. Around that time, CVRD announced it was acquiring Caemi and the stock gained.

Hong Kong-based casino developer Melco International Development gained amid continued optimism about the development of China's Macau territory. We believe that Macau is poised to become the Las Vegas of Asia and that Melco is uniquely positioned to capitalize on this growth.

Agriculture and Technology Companies Weighed on Performance

The poorest performer during the period was a new holding, Chinese organic vegetable grower and distributor Chaoda Modern Agriculture. Although the stock has performed poorly during the short-term, we continue to believe that the company has exciting long-term growth prospects. Chaoda consolidates and modernizes Chinese agriculture in a way that is beneficial to both Chaoda shareholders and local farmers. Given the very fragmented nature of current agricultural production in China, we believe that the company has scope for significant growth over the next 5 to 10 years.

Sugar cane producer Balrampur Chini Mills of India – also a new holding – did not fare as well as Cosan. Falling

122 Janus Adviser Series July 31, 2006

(unaudited)

commodity prices, unfavorable government regulations on the domestic sugar industry, and a quarterly earnings shortfall that resulted from seasonal issues all worked against the stock.

Another detractor that was new to the Fund was soybean processor and fertilizer manufacturer Bunge. The company reported a 58% drop in its first-half profits on a 2% rise in revenues. Weak results in its Latin American operations were a key factor in the poor results. However, we believe Bunge is well-positioned to benefit from soybean production growth in Brazil and general global demand growth for agricultural products.

Our stake in Israeli security software firm Check Point Software Technologies also weighed on performance. Check Point reported disappointing first-quarter financial results, which reflected weaker-than-expected growth in new product revenues. Believing better opportunities exist elsewhere, we eliminated our exposure.

Investment Strategy and Outlook

Looking ahead, we believe that the global economy is still relatively healthy, despite uncertainty over higher energy prices, rising interest rates and inflationary pressures. A slight increase in inflation, higher interest rates, and a slowdown in the U.S. economy do represent near-term headwinds. However, we continue to believe that most of the companies in the Fund still have strong medium- to long-term growth prospects.

We recognize that markets can be volatile in the short-term, but we believe that taking a long-term investment approach is the best way to deliver strong, long-term returns to our shareholders.

Thank you for your continued investment in Janus Adviser International Growth Fund.

Janus Adviser International Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	3.09%
Cosan S.A. Industria e Comercio Food and beverage producer and distributor - Brazil	2.37%
Caemi Mineracao e Metalurgica S.A. Diversified minerals - Brazil	1.93%
Melco International Development, Ltd. Holding company - China	1.91%
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	1.87%

5 Largest Detractors from Performance – Holdings

Contribution
Chaoda Modern Agriculture Holdings, Ltd. Agricultural operator - Cayman Islands	(0.59)%
Balrampur Chini Mills, Ltd. Sugar producer - India	(0.53)%
Rossi Residencial S.A. Residential and commercial property builder - Brazil	(0.25)%
Bunge, Ltd. Online travel services provider - U.S.	(0.25)%
Qinetiq PLC Science and technology research company - U.K.	(0.22)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark
Materials	6.06%	10.41%	8.02%
Energy	6.04%	11.54%	8.39%
Real Estate	5.16%	7.09%	2.62%
Banks	4.16%	8.43%	16.07%
Consumer Services	2.98%	2.28%	1.12%

5 Largest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark
Capital Goods	(0.43)%	2.24%	7.16%
Other	(0.23)%	0.27%	0.00%
Food & Staples Retailing	(0.04)%	0.39%	1.91%
Healthcare Equipment & Services	0.12%	0.85%	0.85%
Utilities	0.32%	0.54%	5.11%

Janus Adviser Series July 31, 2006 123

Janus Adviser International Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of July 31, 2006

Reliance Industries, Ltd. Oil Refining And Marketing	5.2%
Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	4.2%
Li & Fung, Ltd. Distribution/Wholesale	4.0%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	4.0%
Tata Steel, Ltd. Steel - Producers	3.9%
21.3%

Asset Allocation – (% of Net Assets)

As of July 31, 2006

Emerging markets comprised 46.7% of total net assets.

Top Countries – (% of Investment Securities)

As of July 31, 2006	As of July 31, 2005

124 Janus Adviser Series July 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser International Growth Fund - A Shares
NAV	14.72%	39.84%		11.61%		12.99%	13.55%
MOP	8.12%	31.81%		10.40%		12.64%	13.38%
Janus Adviser International Growth Fund - C Shares
NAV	14.26%	38.76%		11.09%		12.67%	13.51%
CDSC	13.11%	37.41%
Janus Adviser International Growth Fund - I Shares	14.87%	39.47%		11.61%		12.99%	13.55%
Janus Adviser International Growth Fund - R Shares	14.86%	39.64%		11.44%		12.99%	13.55%
Janus Adviser International Growth Fund - S Shares	14.55%	39.47%		11.61%		12.99%	13.55%
Morgan Stanley Capital International EAFE® Index	11.25%	24.01%		10.64%		6.82%	6.57%
Morgan Stanley Capital International EAFE® Growth Index	9.80%	22.82%		8.75%		4.29%	4.32	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	11.12%	24.61%		12.16%		N/A	6.93	%***
Lipper Quartile - S Shares	N/A****	1	st	2	nd	N/A****	N/A****
Lipper Ranking - S Shares based on total returns for International Funds	N/A****	4/908		158/611		N/A****	N/A****

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The predecessor fund's inception date - May 2, 1994

**The Morgan Stanley Capital International EAFE® Growth Index's since inception returns calculated from April 30, 1994.

***The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns are calculated from December 31, 1998.

****The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series July 31, 2006 125

Janus Adviser International Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,023.80	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,019.90	$8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)**
Actual	$1,000.00	$1,025.10	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,025.20	$7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,022.40	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

*Expenses are equal to the annualized expense ratio of 1.00% for A Shares, 1.75% for C Shares, 0.75% for I Shares, 1.51% for R Shares and 1.24% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund has significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Returns have sustained significant gains due to market volatility in the financials sector.

126 Janus Adviser Series July 31, 2006

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Common Stock - 96.3%
Agricultural Chemicals - 4.2%
276,798	Potash Corporation of Saskatchewan, Inc.	$26,048,411
Agricultural Operations - 4.6%
5,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,ß,oo	2,298,322
337,545	Bunge, Ltd.#	18,423,206
13,592,000	Chaoda Modern Agriculture Holdings, Ltd.	7,346,838
		28,068,366
Apparel Manufacturers - 0.8%
540,471	Burberry Group PLC	4,795,616
Audio and Video Products - 2.3%
311,800	Sony Corp.	14,360,016
Broadcast Services and Programming - 0.6%
206,336	Grupo Televisa S.A. (ADR)	3,821,343
Building - Residential and Commercial - 3.3%
659,000	Cyrela Brazil Realty S.A.	8,936,107
147,615	Desarrolladora Homex S.A. (ADR)*,#	5,461,755
386,430	Gafisa S.A.*	3,916,700
225,400	Rossi Residencial S.A.	1,760,306
		20,074,868
Cellular Telecommunications - 0.3%
45,700	Hikari Tsushin, Inc.	1,849,605
Commercial Banks - 4.6%
176,887	Anglo Irish Bank Corporation PLC	2,580,412
4,469,800	Banco De Oro	2,908,952
68,210	Banco De Oro (GDR)*	887,910
268,670	Banco Marcro Bansud S.A. (ADR)	5,427,133
131,054	Commerzbank A.G.	4,610,428
52,845	Julius Baer Holding, Ltd.	4,904,229
43,510	Kookmin Bank	3,798,926
389,460	Punjab National Bank, Ltd.	3,180,674
		28,298,664
Commercial Services - 1.1%
232,600	Park24 Company, Ltd.#	6,512,678
Computers - Peripheral Equipment - 1.5%
463,624	Logitech International S.A.*	9,419,040
Cosmetics and Toiletries - 1.2%
93,400	LG Household & Health Care, Ltd.	7,206,428
Distribution/Wholesale - 6.0%
1,572,500	Esprit Holdings, Ltd.	11,960,406
11,826,200	Li & Fung, Ltd.	24,778,068
		36,738,474
Diversified Financial Services - 0.1%
53,108	Reliance Capital, Ltd.	477,128
Diversified Minerals - 1.6%
437,010	Companhia Vale do Rio Doce (ADR)#	10,138,632
Diversified Operations - 5.9%
12,613,062	Polytec Asset Holdings, Ltd.*,§	3,278,987
122,800	Bradespar S.A.*	4,233,510
2,250,000	China Resources Enterprise, Ltd.	4,957,401
89,278	Louis Vuitton Moet Hennessy S.A.#	8,969,540
6,798,000	Melco International Development, Ltd.	14,960,465
		36,399,903
E-Commerce/Products - 0.5%
160,500	Submarino S.A.*	3,021,133

Shares or Principal Amount		Value
Electric - Distribution - 0.4%
382,700	Equatorial Energia S.A.*	$2,541,951
Electronic Components - Miscellaneous - 0.9%
159,540	LG.Philips LCD Company, Ltd.*	5,620,311
Electronic Components - Semiconductors - 6.1%
5,080,438	ARM Holdings PLC	11,032,464
38,890	Samsung Electronics Company, Ltd.	24,754,105
38,920	Silicon-On-Insulator Technologies (SOITEC)*	1,038,079
		36,824,648
Energy - Alternate Sources - 0.6%
153,500	Suntech Power Holdings Company, Ltd. (ADR)*,#	3,980,255
Engineering - Research and Development Services - 1.1%
536,217	ABB, Ltd.	6,928,488
Finance - Investment Bankers/Brokers - 2.9%
1,583,000	Mitsubishi UFJ Securities Company, Ltd.	17,825,924
Finance - Mortgage Loan Banker - 1.1%
258,222	Housing Development Finance Corporation, Ltd.	6,529,866
Gambling - Non-Hotel - 1.1%
180,710	OPAP S.A.	6,560,444
Internet Connectivity Services - 0.9%
115,160	NDS Group PLC (ADR)*,#	5,451,674
Internet Gambling - 1.6%
2,552,139	IG Group Holdings PLC	10,118,833
Investment Companies - 0.8%
1,114,816	SM Investments Corp.	4,916,236
Medical - Drugs - 1.6%
55,266	Roche Holding A.G.#	9,835,646
Medical Instruments - 1.4%
527,600	Elekta AB - Class B#	8,601,716
Oil - Field Services - 1.8%
205,367	Technip S.A.#	11,028,599
Oil Companies - Exploration and Production - 0.9%
52,920	Niko Resources, Ltd.	2,960,472
122,367	Western Oil Sands, Inc. - Class A*	2,806,969
		5,767,441
Oil Companies - Integrated - 3.9%
102,365	Lukoil (ADR)	8,875,046
78,005	Petroleo Brasileiro S.A. (ADR)	7,167,099
101,912	Suncor Energy, Inc.	8,217,257
		24,259,402
Oil Refining and Marketing - 5.2%
1,532,232	Reliance Industries, Ltd.	32,211,097
Public Thoroughfares - 1.7%
578,200	Companhia de Concessoes Rodoviarias	5,435,160
404,400	Obrascon Huarte Lain Brasil S.A.*	4,831,237
		10,266,397
Real Estate Management/Services - 3.1%
923,000	Mitsubishi Estate Company, Ltd.	19,120,982
Real Estate Operating/Development - 4.1%
14,009,200	Ayala Land, Inc.	3,742,137
1,296,000	CapitaLand, Ltd.	3,365,488

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 127

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
25,074,000	China Overseas Land & Investment, Ltd.	$14,682,595
1,799,000	Hang Lung Properties, Ltd.	3,551,602
		25,341,822
Research and Development - 0.6%
1,210,772	Qinetiq PLC	3,777,089
Semiconductor Equipment - 2.8%
881,742	ASML Holding N.V.*	17,379,387
Steel - Producers - 3.9%
2,258,267	Tata Steel, Ltd.	24,066,840
Sugar - 4.2%
715,219	Bajaj Hindusthan, Ltd.	5,101,465
139,900	Bajaj Hindusthan, Ltd. (GDR) (144A)	997,865
1,843,537	Balrampur Chini Mills, Ltd.	3,696,181
229,000	Cosan S.A. Industria e Comercio*	14,815,789
63,958	Shree Renuka Sugars, Ltd.	999,069
		25,610,369
Telecommunication Services - 1.9%
163,025	Amdocs, Ltd. (U.S. Shares)*	5,914,547
1,062,176	Reliance Communications, Ltd.*	6,005,538
		11,920,085
Transportation - Railroad - 3.1%
277,200	All America Latina Logistica (GDR)	18,832,526
Total Common Stock (cost $470,429,467)		592,548,333
Warrants/Rights - 0%
Real Estate Operating/Development - 0%
2,968,250	China Overseas Land & Investment, Ltd. (cost $0)	297,963
Money Markets - 2.8%
1,560,394	Janus Government Money Market Fund 5.21%	1,560,394
8,644,140	Janus Institutional Cash Reserves Fund 5.23%	8,644,140
7,215,466	Janus Money Market Fund 5.26%	7,215,466
Total Money Markets (cost $17,420,000)		17,420,000
Other Securities - 6.7%
40,996,033	State Street Navigator Securities Lending Prime Portfolio† (cost $40,996,033)	40,996,033
Total Investments (total cost $528,845,500) – 105.8%		651,262,329
Liabilities, net of Cash, Receivables and Other Assets – (5.8)%		(35,977,331)
Net Assets – 100%		$615,284,998

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$5,427,133	0.8%
Bermuda	55,161,680	8.5%
Brazil	87,928,472	13.5%
Canada	40,033,109	6.1%
Cayman Islands	14,606,080	2.2%
France	21,036,218	3.2%
Germany	4,610,428	0.7%
Greece	6,560,444	1.0%
Hong Kong	38,450,026	5.9%
India	83,265,723	12.8%
Ireland	2,580,412	0.4%
Japan	59,669,205	9.2%
Mexico	9,283,098	1.4%
Netherlands	17,379,387	2.7%
Philippines	12,455,235	1.9%
Russia	8,875,046	1.4%
Singapore	3,365,488	0.5%
South Korea	41,379,770	6.4%
Sweden	8,601,716	1.3%
Switzerland	31,087,403	4.8%
United Kingdom	41,090,223	6.3%
United States††	58,416,033	9.0%
Total	$651,262,329	100.0%

††Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

128 Janus Adviser Series July 31, 2006

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ronald Speaker

portfolio manager

Market Overview

The fixed-income market was volatile throughout the 12-month period ended July 31, 2006, as investors tried to assess the interest rate outlook in an environment of uneven economic growth and soaring energy prices. Despite economic uncertainty tied to the aftermath of last autumn's devastating Gulf Coast hurricanes, the Federal Reserve (Fed) continued its campaign to contain inflation by methodically tightening credit conditions. Under the guidance of outgoing Fed Chairman Alan Greenspan, the central bank raised overnight lending rates four times in the second half of 2005 and again in January of this year. As oil prices rose above $70 per barrel and threatened to spill over into broader inflation pressures, Greenspan's successor Ben Bernanke (who took office in February) followed up these moves with three additional rate hikes in March, May and June. As a result, the Federal Funds rate rose 200 basis points during the 12-month period, reaching 5.25%. This compared to a 1% rate in June 2003, before this tightening cycle began.

Meanwhile, inflation concerns and the prospects for continued Fed credit tightening kept upward pressure on bond yields. The 10-year Treasury yield rose roughly 71 basis points during the performance period, approaching 5% by the end of July. Against this backdrop, spreads widened in the corporate bond market, due in part to a flood of new issuance from corporations eager to raise or refinance capital ahead of prospective interest rate increases. Bond investors also were concerned to see more corporations using debt to fund stock repurchase initiatives. Nonetheless, the high-yield market performed relatively well, supported by healthy credit fundamentals and investors' thirst for higher yields.

Performance Overview

In this environment, Janus Adviser Flexible Bond Fund's S Shares gained 0.86% for the 12-month period, while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 1.46%.

Throughout this period, the Fund's flexible investment approach enabled us to respond to changing market pressures while mitigating risk. In particular, performance has benefited from our efforts to shorten the Fund's relative duration, which helped to reduce the interest-rate sensitivity of our holdings. At the same time, we systematically pared back the Fund's overweighting in investment-grade corporate bonds – a strategy that reflected our concerns over narrow spreads. At the same time, we maintained a small but carefully targeted weighting in high-yield securities chosen through our rigorous, hands-on research efforts. We also held a below-market stake in collateralized mortgage obligations. Backed by a pool of mortgages, these securities tend to be less sensitive to interest rate changes than other fixed-income instruments. We also maintained exposure to Treasury Inflation Protection Securities (TIPS), which pay higher yields as inflation expectations rise.

Several High-Yield Investments Benefited Results

Fund performance benefited from solid gains in a number of our high-yield investments, particularly shorter-dated securities with maturities of one year or less. Among our top-performing holdings were issuers in the financial services, energy and information technology areas. Standouts included SunGard Data Systems and Advanced Micro Devices (AMD). SunGard is a software company that provides business solutions to financial services companies, universities and the public sector. It was bought out by a private equity consortium in August 2005, and has continued to garner new business, supplying financial and modeling software to everyone from Raymond James Financial to Bank of America. Meanwhile, chip maker AMD emerged as one of the Fund's top-performing holdings for the 12-month period, despite recent concerns over competition in the semiconductor market and a planned acquisition. In January, the company's debt was upgraded by both Standard & Poor's Ratings Service and Moody's Investors Service, in recognition of its improved profitability, free cash flow growth and debt reduction.

In selecting high-yield issues, our emphasis remains on so-called crossover bonds, which require one or two additional upgrades to attain investment-grade status. As such, they offer improving fundamentals and the potential for tightening spreads. One example during the period was Enterprise Products, a Houston-based gas pipeline partnership that continues to pay down debt.

Janus Adviser Series July 31, 2006 129

Janus Adviser Flexible Bond Fund (unaudited)

Results also benefited from our decision to bolster our exposure to bank-originated loans, such as investments in retailer Neiman Marcus and paper products manufacturer Georgia Pacific. Bank-originated loans are considered to be better-quality instruments, since they have a higher claim on corporate assets than do most of the corporate securities we typically hold. Yet they also provide an adjustable rate structure, as well as an extra spread allowance to help compensate investors for their credit exposure. Consequently, we believe these securities offer an attractive mix of mitigated risk and positive return potential, particularly at their current valuations.

Interest-Rate Corporate and Investment-Grade Issuers Slowed Performance

Results suffered from weakness in more interest-rate sensitive corporate issues, including finance company OneAmerica, as well as utility bonds such as TXU. A number of holdings also were pressured by investor unease over shareholder-friendly practices such as stock repurchases. In many cases, these activities are funded by additional debt, jeopardizing the interests of bond holders. For example, Coventry Health Care launched a share buyback initiative in February. Meanwhile, hospital administrator HCA, recently announced its planned sales to a group of investors in a deal that will add more than $11 billion in leverage to the corporate balance sheet. Both Coventry and HCA were among our biggest detractors for the period

Looking Ahead

Looking ahead, we caution that the fixed-income market could remain volatile as investors try to assess the outlook for Fed monetary policy. Despite the uncertainty over interest rates, we remain positive on the outlook for bondholders. With the Fed apparently nearing the end of its rate hike program, we are becoming more comfortable with our outlook for interest rate exposure. This is partly due to our view that economic growth will likely slow in the second half of the year, hindered by a combination of higher energy prices, rising interest rates and a sluggish housing market. Given this outlook, we intend to retain our underweight exposure to corporate bonds. Additionally, we will continue to rely on intensive research and exacting financial analysis as we select investments for the Fund. At the same time, we will maintain our nimble investment approach, alert and ready to respond to changing market pressures while we seek to provide our investors with solid return and mitigated risk.

Thank you for your investment in Janus Adviser Flexible Bond Fund.

130 Janus Adviser Series July 31, 2006

(unaudited)

Janus Adviser Flexible Bond Fund At a Glance

Fund Profile

July 31, 2006
Weighted Average Maturity	7.1 Years
Average Modified Duration*	4.5 Years
30-Day Current Yield**
A Shares at NAV
Without Reimbursement	4.02%
With Reimbursement	4.55%
A Shares at MOP
Without Reimbursement	3.83%
With Reimbursement	4.33%
C Shares***
Without Reimbursement 4.62% With Reimbursement	3.98%
I Shares
Without Reimbursement	4.47%
With Reimbursement	4.99%
R Shares
Without Reimbursement	3.70%
With Reimbursement	4.23%
S Shares
Without Reimbursement	3.97%
With Reimbursement	4.49%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	229

*  A theoretical measure of price volatility

**  Yield will fluctuate

***  Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

July 31, 2006
AAA	75.3%
AA	3.0%
A	4.1%
BBB	8.9%
BB	4.6%
B	1.5%
Other	2.6%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets) As of July 31, 2006	Asset Allocation – (% of Net Assets) As of July 31, 2006

Janus Adviser Series July 31, 2006 131

Janus Adviser Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	One Year		Five Year		Ten Year	Since Inception*
Janus Adviser Flexible Bond Fund - A Shares NAV	0.33%	1.16%		4.50%		6.18%	6.48%
MOP	(4.41)%	(3.69)%		3.58%		5.79%	6.30%
Janus Adviser Flexible Bond Fund - C Shares NAV	(0.02)%	0.42%		3.92%		5.55%	5.78%
CDSC	(1.00)%	(0.54)%
Janus Adviser Flexible Bond Fund - I Shares	0.54%	0.86%		4.50%		6.18%	6.48%
Janus Adviser Flexible Bond Fund - R Shares	0.00%	0.63%		4.15%		5.90%	6.24%
Janus Adviser Flexible Bond Fund - S Shares	0.21%	0.86%		4.50%		6.18%	6.48%
Lehman Brothers Aggregate Bond Index	0.62%	1.46%		4.79%		6.33%	5.91%
Lipper Quartile - S Shares	N/A**	3	rd	2	nd	N/A**	N/A**
Lipper Ranking - S Shares based on total returns for Intermediate Investment Grade Debt Funds	N/A**	309/479		107/330		N/A**	N/A**

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class S Shares (formerly I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class I Shares prior to November 28, 2005, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class I Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

For A Shares and C Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

132 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,004.10	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,000.40	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,005.20	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	$2.66
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,002.10	$6.50
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.56
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,002.20	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*Expenses are equal to the annualized expense ratio of 0.81% for A Shares, 1.55% for C Shares, 0.53% for I Shares, 1.31% for R Shares and 1.05% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Janus Adviser Series July 31, 2006 133

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 21.8%
Agricultural Operations - 0.2%
$80,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	$77,602
Building Products - Cement and Aggregate - 0.2%
	Lafarge S.A.:
50,000	6.50%, notes, due 7/15/16**	50,219
50,000	7.125%, notes, due 7/15/36**	50,276
		100,495
Cable Television - 0.9%
250,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	240,203
	CSC Holdings, Inc.:
51,813	6.88%, bank loan, due 3/29/13‡	51,501
77,266	6.98813%, bank loan, due 3/29/13‡	76,801
51,813	7.25813%, bank loan, due 3/29/13‡	51,501
		420,006
Casino Hotels - 0.2%
90,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	96,525
Cellular Telecommunications - 0.8%
	Nextel Communications, Inc.:
125,000	6.875%, senior notes, due 10/31/13	126,381
90,000	7.375%, senior notes, due 8/1/15	92,202
135,000	Rogers Wireless Communications, Inc. 8.45438%, secured notes, due 12/15/10‡	138,712
		357,295
Computer Services - 0.2%
80,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	81,700
Computers - Peripheral Equipment - 0%
4,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	0
Containers - Metal and Glass - 0.5%
136,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	140,250
100,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	100,500
		240,750
Cosmetics and Toiletries - 0.2%
110,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	108,043
Dialysis Centers - 0.2%
	Fresenius Medical Care AG & Co.:
11,784	6.78177%, bank loan, due 3/31/13**,‡	11,668
29,459	6.83833%, bank loan, due 3/31/13**,‡	29,171
20,622	6.86167%, bank loan, due 3/31/13**,‡	20,420
14,435	6.87375%, bank loan, due 3/31/13**,‡	14,294
26,550	6.87375%, bank loan, due 3/31/13**,‡	26,290
		101,843
Diversified Financial Services - 1.0%
	General Electric Capital Corp.:
95,000	4.125%, senior unsecured notes due 9/1/09	91,677
230,000	3.75%, notes, due 12/15/09	218,329
165,000	4.375%, notes, due 11/21/11	156,369
		466,375

Shares or Principal Amount		Value
Diversified Operations - 0.4%
$175,000	Textron, Inc., 6.375% notes, due 11/15/08	$178,283
Electric - Generation - 0.2%
90,000	Edison Mission Energy, 7.75% senior notes, due 6/15/16 (144A)	88,875
Electric - Integrated - 2.3%
130,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	125,490
250,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14**	259,412
135,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	127,134
	Southern California Edison Co.:
270,000	7.625%, notes, due 1/15/10	286,086
90,000	6.00%, first mortgage notes, due 1/15/34	87,636
	TXU Corp.:
110,000	4.80%, senior notes, due 11/15/09	105,560
70,000	6.55%, notes, due 11/15/34	62,302
		1,053,620
Finance - Auto Loans - 0.6%
	Ford Motor Credit Co.:
50,000	9.75%, senior unsecured notes due 9/15/10 (144A)	49,488
100,000	9.95688%, notes, due 4/15/12‡	103,061
120,000	General Motors Acceptance Corp., 6.125% notes, due 8/28/07	119,158
		271,707
Finance - Commercial - 0.5%
235,000	CIT Group, Inc., 5.75% senior notes, due 9/25/07	235,186
Finance - Consumer Loans - 1.1%
195,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	190,166
205,000	Household Finance Corp., 4.625% notes, due 1/15/08	202,766
140,000	SLM Corp., 5.67% notes, due 1/31/14‡	133,497
		526,429
Finance - Credit Card - 0.3%
130,000	Capital One Financial Corp., 7.686% bonds, due 8/15/2036	131,553
Finance - Investment Bankers/Brokers - 0.7%
	E*Trade Financial Corp.:
45,000	8.005%, senior notes, due 6/15/11	46,238
75,000	7.375%, senior notes, due 9/15/13	75,187
	Goldman Sachs Group, Inc.:
50,000	5.35%, senior notes, due 1/15/16	47,849
50,000	6.45%, subordinated notes, due 5/1/36	49,100
	Jefferies Group, Inc.:
50,000	5.50%, senior notes, due 3/15/16	47,226
55,000	6.25%, senior unsecured notes due 1/15/36	50,972
25,000	Merrill Lynch & Company, Inc., 6.05% subordinated notes, due 5/16/16	25,056
		341,628
Finance - Mortgage Loan Banker - 0.3%
	Residential Capital Corp.:
50,000	6.00%, company guaranteed notes due 2/22/11	49,064
75,000	6.50%, senior notes, due 4/17/13	74,613
		123,677

See Notes to Schedules of Investments and Financial Statements.

134 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Food - Diversified - 0.4%
	Dole Food Co.:
$4,492	5.37031%, bank loan, due 4/12/13‡	$4,396
4,492	5.37031%, bank loan, due 4/12/13‡	4,391
4,941	7.125%, bank loan, due 4/12/13‡	4,835
15,048	7.00%, bank loan, due 4/12/13‡	14,719
17,968	7.3125%, bank loan, due 4/12/13‡	17,575
649	9.00%, bank loan, due 4/12/13‡	635
590	9.00%, bank loan, due 4/12/13‡	577
165,000	General Mills, Inc., 3.875% notes, due 11/30/07	161,076
		208,204
Food - Retail - 0.1%
50,000	Stater Brothers Holdings, Inc., 8.125% senior notes, due 6/15/12	49,625
Foreign Government - 0.4%
185,000	Quebec Province, 6.125% unsecured notes, due 1/22/11	189,839
Gas - Distribution - 0.8%
65,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15	63,299
60,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	59,175
225,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	240,387
		362,861
Independent Power Producer - 0.5%
	NRG Energy, Inc.:
178,610	7.23063%, bank loan, due 2/1/13‡	179,187
13,203	7.49875%, bank loan, due 2/1/13‡	13,220
40,000	7.375%, company guaranteed notes due 2/1/16	39,100
		231,507
Investment Management and Advisory Services - 1.0%
50,000	Ameriprise Financial, Inc., 7.5185% junior subordinated notes, due 6/1/66‡	51,421
185,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	179,487
	Nuveen Investments:
120,000	5.00%, senior notes, due 9/15/10	116,303
150,000	5.50%, senior notes, due 9/15/15	141,861
		489,072
Life and Health Insurance - 0.5%
80,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	78,823
160,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	167,919
		246,742
Medical - HMO - 0.3%
	Coventry Health Care, Inc.:
90,000	5.875%, senior notes, due 1/15/12	87,798
65,000	6.125%, senior notes, due 1/15/15	62,741
		150,539
Multimedia - 0.1%
23,820	Entravision Communications Corp., 7.01% bank loan, due 3/29/13‡	23,746
Non-Hazardous Waste Disposal - 0.7%
170,000	Allied Waste North America, Inc., 6.50% secured notes, due 11/15/10	165,962

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal (continued)
$155,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	$164,385
		330,347
Oil Companies - Exploration and Production - 0.7%
125,000	Kerr-McGee Corp., 6.875% secured notes, due 9/15/11	130,994
47,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	49,761
	Pemex Project Funding Master Trust:
35,000	5.75%, company guaranteed notes due 12/15/15	33,344
45,000	8.625%, company guaranteed notes due 2/1/22‡	52,369
60,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	56,701
		323,169
Oil Companies - Integrated - 0.6%
80,000	Marathon Oil Corp., 6.85% notes, due 3/1/08	81,503
205,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	200,600
		282,103
Paper and Related Products - 0.3%
	Georgia Pacific Corp., Inc.:
91,646	7.30%, bank loan, due 12/20/12‡	91,515
5,728	7.485%, bank loan, due 12/20/12‡	5,720
11,456	7.49875%, bank loan, due 12/20/12‡	11,439
10,854	7.49875%, bank loan, due 12/20/12‡	10,839
		119,513
Photo Equipment and Supplies - 0.2%
72,934	Eastman Kodak Co., 0% bank loan, due 10/18/12	72,830
Pipelines - 0.5%
50,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	43,720
185,000	El Paso Corp., 7.625% notes, due 9/1/08 (144A)**	188,237
		231,957
Property and Casualty Insurance - 0.7%
215,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	215,053
115,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	119,020
		334,073
Publishing - Periodicals - 0.1%
45,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	50,288
Reinsurance - 0.2%
100,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	94,093
Rental Auto/Equipment - 0.2%
97,034	Avis Rent A Car Systems, Inc., 6.75% bank loan, due 4/19/12‡	96,161
Retail - Regional Department Stores - 0%
21,835	Neiman Marcus Group, Inc., 7.77% bank loan, due 4/6/13‡	21,988

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 135

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2006

	Shares or Principal Amount		Value
	Savings/Loan/Thrifts - 0.5%
	$35,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	$33,796
	115,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	113,519
	95,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	101,728
			249,043
	Schools - 0.1%
	37,100	Education Management Corp., 8.0625% bank loan, due 6/1/13‡	37,270
	Special Purpose Entity - 0.8%
	210,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	209,210
	150,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	152,825
			362,035
	Telecommunication Services - 0.1%
	65,000	Embarq Corp., 7.082% notes, due 6/1/16	65,416
	Telephone - Integrated - 1.1%
	190,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	177,617
	195,000	Deutsche Telekom International Finance B.V., 3.875% company guaranteed notes, due 7/22/08**	189,099
	45,000	Qwest Corp., 8.57938% senior notes, due 6/15/13‡	48,150
	75,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	75,330
			490,196
	Transportation - Railroad - 0.1%
	60,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	57,108
Total Corporate Bonds (cost $10,335,190)			10,171,317
	Foreign Bonds - 0.2%
	Cable Television - 0.2%
EUR	82,170	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)** (cost $104,511)	114,936
	Mortgage Backed Securities - 36.2%
	Finance - Investment Bankers/Brokers - 0.5%
	$212,375	Credit Suisse First Boston Mortgage Securities Corp., 5.00%, due 8/25/20	208,781
	U.S. Government Agency - 35.7%
		Fannie Mae:
	223,625	7.00%, due 9/1/14	229,746
	55,842	6.50%, due 11/1/17	56,677
	157,385	5.00%, due 11/1/18	153,380
	124,419	4.50%, due 5/1/19	119,004
	289,699	4.50%, due 5/1/19	277,091
	276,449	4.50%, due 5/1/19	264,418
	54,671	5.50%, due 8/1/19	54,180
	267,289	5.00%, due 8/1/19	260,039
	36,215	5.50%, due 9/1/19	35,859
	106,680	5.50%, due 9/1/19	105,722
	89,446	4.00%, due 2/1/20	83,333

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$34,606	4.50%, due 4/1/20	$33,065
33,000	4.50%, due 8/15/20Ç	31,515
165,617	6.00%, due 8/15/21ƒ	167,014
365,140	5.50%, due 9/1/24	358,448
257,436	5.00%, due 5/1/25	246,633
56,455	7.00%, due 11/1/28	58,036
64,135	6.50%, due 2/1/31	65,433
141,207	7.00%, due 2/1/32	145,161
135,005	6.50%, due 5/1/32	137,385
56,480	6.50%, due 7/1/32	57,375
397,973	6.00%, due 10/1/32	397,036
552,331	5.50%, due 2/1/33	538,833
95,837	6.50%, due 3/1/33	97,355
225,479	5.50%, due 11/1/33	219,951
277,826	5.00%, due 11/1/33	264,232
254,538	5.50%, due 2/1/34	247,883
670,128	5.00%, due 3/1/34**	637,337
282,743	5.00%, due 4/1/34	268,483
102,613	5.00%, due 4/1/34	97,592
200,113	3.887%, due 5/1/34	193,828
451,768	6.00%, due 7/1/34	450,858
93,155	5.00%, due 7/1/34	88,457
148,099	6.50%, due 8/1/34	150,485
27,366	6.50%, due 9/1/34	27,899
392,095	5.50%, due 11/1/34	381,843
549,610	5.50%, due 12/1/34	535,239
288,060	6.00%, due 1/1/35	286,903
138,615	5.50%, due 3/1/35	134,707
344,741	5.00%, due 5/1/35	326,442
257,253	5.50%, due 7/1/35	250,000
127,115	4.694%, due 7/1/35	122,997
129,659	4.43%, due 7/1/35	127,348
30,000	5.00%, due 8/15/35Ç	28,388
210,368	6.00%, due 9/1/35	209,530
94,342	6.50%, due 10/1/35	95,475
60,312	6.00%, due 12/1/35	59,977
26,199	7.00%, due 1/1/36	26,872
115,061	7.00%, due 1/1/36	118,005
111,252	6.50%, due 1/1/36	112,584
146,869	5.50%, due 1/1/36	142,729
123,159	7.00%, due 2/1/36	126,310
264,137	7.00%, due 3/1/36	270,927
435,139	7.50%, due 4/1/36	449,889
82,000	6.00%, due 8/15/36Ç	81,462
17,000	6.50%, due 8/15/36Ç	17,197
	Federal Home Loan Bank System:
167,722	4.75%, due 10/25/10	163,896
256,064	5.27%, due 12/28/12	252,913
224,952	5.50%, due 12/1/34	219,254
184,903	5.50%, due 12/1/34	180,219
	Freddie Mac:
161,210	6.50%, due 3/1/13	162,448
79,760	5.50%, due 1/1/16	79,117
119,604	5.50%, due 1/1/18**	118,612
422,702	4.50%, due 2/1/18	403,799
225,393	5.00%, due 9/1/18	219,138
86,030	4.00%, due 4/1/19	80,226
188,259	5.00%, due 2/1/20	182,757
25,000	5.00%, due 8/1/20Ç	24,258
41,000	4.00%, due 8/1/20Ç	38,117
90,530	5.50%, due 2/1/21	89,515
110,364	6.00%, due 11/1/33	110,158

See Notes to Schedules of Investments and Financial Statements.

136 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
	Freddie Mac: (continued)
$136,457	5.50%, due 11/1/33	$133,133
223,545	6.00%, due 2/1/34	223,159
129,467	5.00%, due 5/1/34	122,829
91,274	5.00%, due 5/1/34	86,594
47,079	6.50%, due 7/1/34	47,876
24,025	6.50%, due 7/1/34	24,426
27,317	6.50%, due 6/1/35	27,686
401,842	5.50%, due 6/1/35	391,662
476,995	5.00%, due 7/1/35**	451,329
149,969	5.00%, due 8/1/35	141,900
103,000	5.50%, due 8/1/35Ç	100,039
49,000	5.00%, due 8/15/35Ç	46,320
79,205	5.50%, due 9/1/35	76,993
223,753	5.50%, due 9/1/35	217,502
76,497	5.50%, due 10/1/35	74,390
	Ginnie Mae:
98,714	6.00%, due 2/15/33	98,906
333,860	6.00%, due 10/20/34	333,817
125,985	6.50%, due 2/20/35	128,098
359,604	5.50%, due 3/20/35	350,967
245,976	5.50%, due 5/20/35	240,070
444,215	5.00%, due 10/15/35	424,295
		16,590,985
Total Mortgage Backed Securities (cost $17,299,030)		16,799,766
Preferred Stock - 0.9%
Finance - Other Services - 0.3%
2,225	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	119,305
REIT - Diversified - 0.3%
6,075	iStar Financial, Inc., 7.875%	154,912
Savings/Loan/Thrifts - 0.3%
5,455	Chevy Chase Bank FSB, 8.00%	150,013
Total Preferred Stock (cost $424,713)		424,230
U.S. Government Agencies - 14.0%
	Fannie Mae:
$3,140,000	5.50%, due 3/15/11	3,168,285
110,000	5.125%, due 4/15/11#	109,303
220,000	6.625%, due 11/15/30#	252,281
	Federal Home Loan Bank System:
235,000	5.125%, due 6/18/08#	234,399
640,000	5.625%, due 6/13/16	639,419
	Freddie Mac:
833,000	4.875%, due 2/17/09	826,448
1,300,000	5.25%, due 5/21/09	1,300,989
Total U.S. Government Agencies (Cost $6,562,078)		6,531,124
U.S. Treasury Notes/Bonds - 25.0%
2,460,000	5.125%, due 6/30/08#	2,466,053
1,042,000	4.50%, due 2/15/09#	1,030,807
380,000	4.875%, due 5/15/09#	379,495
850,000	4.50%, due 2/28/11#	835,756
211,000	4.75%, due 3/31/11#	209,533
365,000	4.875%, due 4/30/11#	364,287
104,000	4.875%, due 5/31/11#	103,797
100,000	5.125%, due 6/30/11#	100,898
84,827	1.625%, due 1/15/15ÇÇ, #	79,771
485,000	4.50%, due 11/15/15#	467,798
190,000	4.50%, due 2/15/16#	183,009

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds (continued)
$1,891,000	5.125%, due 5/15/16#	$1,910,648
320,000	8.875%, due 8/15/17#	422,250
400,000	8.875%, due 2/15/19#	537,625
366,000	7.25%, due 8/15/22#	448,064
796,000	6.25%, due 8/15/23#	891,334
183,000	5.25%, due 2/15/29#	185,302
357,000	6.25%, due 5/15/30#	410,857
620,000	5.375%, due 2/15/31#	641,070
Total U.S. Treasury Notes/Bonds (cost $11,801,385)		11,668,354
Money Market - 2.6%
132,500	Janus Government Money Market Fund, 5.21%	132,500
377,394	Janus Institutional Cash Reserves Fund, 5.23%	377,394
682,106	Janus Money Market Fund, 5.26%	682,106
Total Money Market (cost $1,192,000)		1,192,000
Other Securities - 18.6%
8,690,323	State Street Navigator Securities Lending Prime Portfolio† (cost $8,690,323)	$8,690,323
Total Investments (total cost $56,409,230) – 119.3%		55,592,050
Liabilities, net of Cash, Receivables and Other Assets – (19.3)%		(8,988,974)
Net Assets – 100%		$46,603,076

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$114,936	0.2%
Canada	572,871	1.0%
Cayman Islands	152,825	0.3%
France	100,495	0.2%
Germany	101,843	0.2%
Netherlands	189,099	0.3%
Qatar	56,701	0.1%
Spain	75,330	0.1%
United States††	54,227,950	97.6%
Total	$55,592,050	100.0%

†† Includes Short-Term Securities and Other Securities (79.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	87,000	$112,226	$(1,301)
Total		$112,226	$(1,301)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 137

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the since inception period beginning August 1, 2005 and ending July 31, 2006, Janus Adviser High-Yield Fund's S Shares gained 3.34%, compared to a 4.12% return posted by its benchmark, the Lehman Brothers High-Yield Bond Index.

Volatility in the fixed-income market extended to the high-yield arena, as investors confronted surging energy prices, rising inflation expectations and ongoing Federal Reserve (Fed) credit tightening. During the 12-month performance period, the Fed raised overnight lending rates by 200 basis points, taking the benchmark Federal Funds rate to 5.25%. The high-yield market showed incredible resilience in the face of the rising rates, supported by investors' continued appetites for yield. Credit fundamentals were also generally supportive, as the default rate remained contained and corporate liquidity remained very high with top line growth and margin improvement continuing.

In this uncertain climate, I strove to protect investors from market turbulence. I kept the Fund's overall duration short compared to the benchmark, in an effort to minimize interest rate risk. At the same time, I increased the Fund's weighting in floating-rate high-yield bonds and bank loans – securities that tend to perform well in a rising rate environment.

Within the credit portion of the Fund, I remained committed to capital preservation and careful credit selection. This focus on quality at times proved detrimental, due to our avoidance of several of the more speculative, lower quality securities that the market favored periodically. Nonetheless, this strategy allowed us to sidestep significant credit problems. Over the period, I added to the Fund's weighting in B-rated issuers. Not only do these securities provide a wider cushion against interest-rate changes, they also offer an opportunity to put our intensive research efforts to work identifying high-yield issuers that are paying down debt and bolstering their balance sheets.

Energy and Automotive Holdings Contributed to Performance

Individual credit selection continued to be one of the key drivers of the Fund's returns. While higher fuel prices helped bolster performance by several energy holdings during the period, the Fund also capitalized on its selective investments in the automotive arena. In particular, Ford and General Motors (GM) emerged as top contributors for the 12-month period. Similar to the airlines' past experience, both companies have faced challenges, but have chosen to keep their liquidity positions very high, with large cash positions on their balance sheets. Asset sales have further bolstered their liquidity. These included GM's planned sale of its 51% stake in its financing arm, General Motors Acceptance Corporation (GMAC), to an investor group led by Cerberus Capital Management. The deal is expected to generate $14 billion in cash for the automaker.

Select Homebuilders and Healthcare Stocks Weighed on Results

On the downside, performance was hindered by exposure to higher-rated positions that tend to be sensitive to rising interest rates. These included homebuilders such as K. Hovnanian Enterprises, which could suffer from rising mortgage rates and a softening housing market. One of the Fund's biggest individual detractors for the period, Hovnanian recently lowered its earnings outlook for the third quarter.

The Fund also suffered from its stake in technology issue Magnachip Semiconductor, which faced stiff competitive pressures in the market for CMOs image sensors, silicon-based devices that convert light to an electric charge.

Several holdings were also overshadowed by management decisions that appeared to jeopardize the interests of bondholders. These included shareholder-friendly activities such as stock-repurchase plans, dividend increases and mergers and acquisitions – many funded through additional debt. Another detractor, hospital operator HCA, recently announced its planned sale to a group of investors in a deal that is expected to add roughly $11 billion in additional leverage to the corporate balance sheet. As a result, the company's outstanding debt may be downgraded. HCA also issued disappointing earnings news for the second quarter. While detracting from performance during the period, our research process resulted in a decision to sell our bonds issued by HCA before the company announced its leveraging management buyout, thereby protecting the Fund from the significant downside that resulted after the announcement.

Strategy in This Environment

Despite the uncertain near-term market outlook, I am confident that our conservative investment strategy and careful credit selection will help to temper volatility and reward investors with solid total returns. Until we gain more clarity on the outlook for Fed monetary policy, I intend to maintain a short duration relative to our benchmark. At the same time, I will continue to closely monitor developments in the economy, liquidity in the market and the overall credit environment. With my team of talented and committed analysts, I continue to travel extensively, visiting issuers and evaluating their credit quality and business prospects. We continue to scrutinize balance sheets and other financial statements, while we run financial models to challenge our assumptions. This kind of bottom-up fundamental research gives us the confidence to invest in lower rated issuers that may be candidates for credit upgrades or other positive events.

138 Janus Adviser Series July 31, 2006

(unaudited)

While I have been encouraged by the deleveraging efforts demonstrated by many individual corporations, I have been concerned to see other companies jeopardize the interests of their bond investors as they try to appease shareholders. In particular, I have seen an increase in such shareholder-friendly activities as stock-repurchase plans, dividend increases and mergers and acquisitions – many funded through additional debt. For this reason, we continue to pay close attention to corporate capital structures and the covenants within bond indentures. Our goal is to identify companies that can provide ample returns to all of their stake holders – including equity and bond investors. I am confident that this disciplined and detailed approach will bolster the Fund's long-term performance, regardless of the underlying economic environment.

Thank you for your continued investment in Janus Adviser High-Yield Fund.

Janus Adviser High-Yield Fund At a Glance

Fund Profile

July 31, 2006
Weighted Average Maturity	6.3 Years
Average Modified Duration*	3.7 Years
30-day Current Yield**
A Shares at NAV
Without Reimbursement	(8.61)%
With Reimbursement	7.52%
A Shares at MOP
Without Reimbursement	(8.20)%
With Reimbursement	7.15%
C Shares***
Without Reimbursement	(9.33)%
With Reimbursement	6.75%
I Shares
Without Reimbursement	(8.37)%
With Reimbursement	7.77%
R Shares
Without Reimbursement	(9.08)%
With Reimbursement	7.01%
S Shares
Without Reimbursement	(8.84)%
With Reimbursement	7.26%
Weighted Average Fixed Income Credit Rating	BB-
Number of Bonds/Notes	270

*  A Theoretical measure of price volatility

**  Yield will fluctuate

***  Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

July 31, 2006
A	0.9%
BBB	2.5%
BB	25.7%
B	52.0%
CCC	8.8%
Other	10.1%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets) As of July 31, 2006	Asset Allocation – (% of Net Assets) As of July 31, 2006

  Emerging markets comprised 0.3% of total net assets.

Janus Adviser Series July 31, 2006 139

Janus Adviser High-Yield Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended July 31, 2006

	Calendar Year-to-Date	Since Inception*
Janus Adviser High-Yield Fund - A Shares NAV	3.65%	3.71%
MOP	(1.31)%	(1.33)%
Janus Adviser High-Yield Fund - C Shares NAV	3.31%	2.85%
CDSC	2.31%	1.88%
Janus Adviser High-Yield Fund - I Shares	3.90%	1.24%
Janus Adviser High-Yield Fund - R Shares	3.46%	3.10%
Janus Adviser High-Yield Fund - S Shares	3.50%	3.34%
Lehman Brothers High-Yield Bond Index	4.15%	4.12%

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

For A Shares and C Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns and yields shown include fee waivers, if any, and without such waivers the Fund's yield and total returns would have been lower.

For I Shares, Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For R Shares and S Shares, Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus until at least December 1, 2007. Total returns and yields shown include fee waivers, if any, and without such waivers the Fund's yield and total returns would have been lower.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's Class A Shares, Class C Shares, Class R Shares and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 to July 31, 2006 without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflect the performance of the Fund's Class I Shares from November 28, 2005 to July 31, 2006 without the effect of any fee and expense limitation or waivers.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund's performance for very short time periods may not be indicative of future performance.

*The Fund's inception date - August 1, 2005.

140 Janus Adviser Series July 31, 2006

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,027.40	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,022.60	$10.13
Hypothetical (5% return before expenses)	$1,000.00	$1,014.78	$10.09
Expense Example - I Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,028.80	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26
Expense Example - R Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,023.90	$8.88
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	$8.85
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,025.20	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	$7.60

*Expenses are equal to the annualized expense ratio of 1.27% for A Shares, 2.02% for C Shares, 1.05% for I Shares, 1.77% for R Shares and 1.52% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. See Notes to Schedules of Investments for index definitions.

Janus Adviser Series July 31, 2006 141

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 90.0%
Advertising Sales - 0.4%
$11,000	Lamar Advertising Co., 2.875% convertible senior notes, due 12/31/10#	$12,238
Advertising Services - 1.0%
	R.H. Donnelley Corp.:
7,000	6.875%, senior discount notes, due 1/15/13	6,353
13,000	6.875%, senior discount notes, due 1/15/13#	11,797
10,000	8.875%, senior notes, due 1/15/16	9,963
		28,113
Aerospace and Defense - Equipment - 0.2%
7,000	DRS Technologies, Inc., 6.875% senior subordinated notes, due 11/1/13	6,773
Agricultural Chemicals - 0.2%
6,000	IMC Global, Inc. - Series B, 10.875% company guaranteed notes, due 6/1/08	6,390
Airlines - 0.5%
7,000	AMR Corp., 9.00% debentures, due 8/1/12#	6,930
8,000	UAL Corp., 4.50% convertible senior notes, due 6/30/21, (144A)§	7,855
		14,785
Apparel Manufacturers - 1.4%
	Levi Strauss & Co.:
5,000	10.25813%, senior unsubordinated notes due 4/1/12#,‡	5,125
13,000	9.75%, senior notes, due 1/15/15#	13,325
18,000	8.875%, senior notes, due 4/1/16	17,460
4,000	Russell Corp., 9.25% company guaranteed notes, due 5/1/10#	4,180
		40,090
Applications Software - 0.1%
2,000	Serena Software, Inc., 10.375% senior subordinated notes due 3/15/16 (144A)	2,000
Athletic Equipment - 0.2%
5,000	Riddell Bell Holdings, Inc., 8.375% company guaranteed notes, due 10/1/12	4,838
Automotive - Cars and Light Trucks - 1.6%
8,000	Ford Capital B.V., 9.50% debentures, due 6/1/10	7,280
5,000	Ford Motor Co., 7.45% notes, due 7/16/31#	3,675
	General Motors Corp.:
24,000	7.125%, senior notes, due 7/15/13#	20,400
18,000	8.375%, debentures, due 7/15/33#	14,760
		46,115
Automotive - Truck Parts and Equipment - Original - 1.9%
18,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	16,740
10,000	Lear Corp., 8.11% company guaranteed notes, due 5/15/09#	9,725
4,000	TRW Automotive, Inc., 9.375% senior notes, due 2/15/13	4,250
3,000	United Components, Inc., 9.375% senior subordinated notes, due 6/15/13	2,951
22,000	Visteon Corp., 8.25% senior notes, due 8/1/10#	20,240
		53,906

Shares or Principal Amount		Value
Building - Heavy Construction - 0.5%
$13,000	Ahern Rentals, Inc., 9.25% company guaranteed notes, due 8/15/13	$13,130
Building - Maintenance and Service - 0.3%
8,000	HydroChem Industrial Services, Inc., 9.25% senior subordinated notes due 2/15/13 (144A)§	7,820
Building - Residential and Commercial - 0.9%
8,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15	7,120
	K. Hovnanian Enterprises, Inc.:
6,000	6.50%, company guaranteed notes due 1/15/14	5,355
3,000	7.50%, company guaranteed notes due 5/15/16#	2,745
10,000	William Lyon Homes, Inc., 10.75% company guaranteed notes, due 4/1/13	9,200
		24,420
Building and Construction Products - Miscellaneous - 0.4%
6,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14	5,610
4,000	NTK Holdings, Inc., 0% senior discount notes, due 3/1/14#,‡	2,800
5,000	Ply Gem Industries, Inc., 9.00% senior subordinated notes, due 2/15/12	4,375
		12,785
Building Products - Air and Heating - 0.6%
18,000	Goodman Global Holdings, Inc., 7.875% senior subordinated notes, due 12/15/12#	16,695
Cable Television - 2.2%
4,000	Cablevision Systems Corp., 8.00% senior notes, due 4/15/12‡	3,960
25,000	CCH I LLC, 11.00% secured notes, due 10/1/15	22,437
16,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	15,959
6,000	CSC Holdings, Inc., 7.00% senior notes, due 4/15/12 (144A)‡	5,798
14,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior notes, due 1/15/13	14,175
		62,329
Casino Hotels - 3.0%
	Majestic Star Casino LLC:
2,000	9.50%, company guaranteed notes due 10/15/10	2,070
13,000	9.75%, secured notes, due 1/15/11 (144A)	12,804
5,000	Mandalay Resort Group, 10.25% senior subordinated notes, due 8/1/07	5,163
	MGM Mirage, Inc.:
6,000	9.75%, company guaranteed notes due 6/1/07	6,158
9,000	8.375%, company guaranteed notes due 2/1/11#	9,248
7,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	7,341
5,000	Park Place Entertainment Corp., 9.375% senior subordinated notes, due 2/15/07	5,069
2,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	2,065

See Notes to Schedules of Investments and Financial Statements.

142 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Casino Hotels - (continued)
$35,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15#	$33,599
		83,517
Casino Services - 1.4%
	Virgin River Casino Corp.:
29,000	9.00%, company guaranteed notes due 1/15/12‡	29,435
14,000	0%, senior subordinated notes due 1/15/13‡	9,293
		38,728
Cellular Telecommunications - 3.4%
	Centennial Communications Corp.:
12,000	10.00%, senior notes, due 1/1/13#	11,970
9,000	10.125%, company guaranteed notes due 6/15/13	9,495
6,000	Dobson Cellular Systems, Inc., 9.875% secured notes, due 11/1/12	6,390
	Dobson Communications Corp.:
6,000	9.75688%, senior notes, due 10/15/12#,‡	6,090
7,000	8.875%, senior notes, due 10/1/13#	6,930
	Nextel Communications, Inc.:
13,000	6.875%, senior notes, due 10/31/13	13,143
12,000	5.95%, senior notes, due 3/15/14	11,629
10,000	Rogers Cantel, Inc., 9.75% debentures, due 6/1/16	11,600
	Rogers Wireless Communications, Inc.:
8,000	8.45438%, secured notes, due 12/15/10‡	8,220
5,000	8.00%, senior subordinated notes due 12/15/12	5,150
5,000	7.50%, secured notes, due 3/15/15	5,125
		95,742
Chemicals - Diversified - 2.2%
10,000	Ineos Group Holdings PLC, 8.50% notes, due 2/15/16 (144A)	9,375
	Lyondell Chemical Co.:
6,000	9.50%, company guaranteed notes due 12/15/08#	6,165
18,000	9.50%, company guaranteed notes due 12/15/08	18,495
26,000	11.125%, secured notes, due 7/15/12#	28,307
		62,342
Chemicals - Plastics - 0.8%
	Polyone Corp.:
8,000	10.625%, company guaranteed notes due 5/15/10#	8,600
13,000	8.875%, senior notes, due 5/1/12	12,984
		21,584
Chemicals - Specialty - 1.4%
8,000	Chemtura Corp., 6.875% company guaranteed notes, due 6/1/16	7,720
6,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	6,263
7,000	Nalco Co., 7.75% senior notes, due 11/15/11	7,035
17,000	Tronox Worldwide LLC, 9.50% senior notes, due 12/1/12 (144A)	17,552
		38,570

Shares or Principal Amount		Value
Commercial Services - Finance - 0.5%
$14,000	iPayment, Inc., 9.75% senior subordinated notes due 5/15/14 (144A)	$14,000
Computer Services - 0.6%
	SunGard Data Systems, Inc.:
3,000	9.125%, company guaranteed notes due 8/15/13	3,064
13,000	10.25%, company guaranteed notes due 8/15/15	13,179
		16,243
Computers - Integrated Systems - 0.2%
5,823	Activant Solutions, Inc., 7.1875% bank loan, due 5/2/13‡	5,707
Consumer Products - Miscellaneous - 1.2%
13,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12#	13,520
	Visant Holding Corp.:
9,000	0%, senior discount notes, due 12/1/13‡	7,110
14,000	8.75%, senior notes, due 12/1/13 (144A)§	13,405
		34,035
Containers - Metal and Glass - 1.2%
	Owens-Brockway Glass Container, Inc.:
16,000	8.875%, company guaranteed notes due 2/15/09	16,500
5,000	8.25%, company guaranteed notes due 5/15/13	5,063
11,000	Owens-Illinois, Inc., 8.10% senior notes, due 5/15/07	11,110
		32,673
Containers - Paper and Plastic - 1.8%
	Graham Packaging Co.:
10,000	8.50%, company guaranteed notes due 10/15/12	9,700
22,000	9.875%, subordinated notes due 10/15/14#	21,395
21,000	Smurfit-Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14	18,690
		49,785
Direct Marketing - 0.8%
24,000	Affinion Group, Inc., 11.50% senior subordinated notes due 10/15/15 (144A)**	24,060
Diversified Operations - 2.2%
29,000	Covalence Specialty Materials Corp., 10.25% senior subordinated notes due 3/1/16 (144A)	28,202
16,000	J.B. Poindexter & Company, Inc., 8.75% company guaranteed notes, due 3/15/14	13,440
6,000	Jacuzzi Brands, Inc., 9.625% secured notes, due 7/1/10	6,345
6,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	6,030
9,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14	8,100
		62,117

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 143

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Electric - Generation - 0.7%
$13,000	AES Corp., 8.875% senior notes, due 2/15/11**	$13,715
7,000	Edison Mission Energy, 7.75% senior notes, due 6/15/16 (144A)	6,913
		20,628
Electric - Integrated - 3.2%
	Allegheny Energy Supply Company LLC:
6,000	7.80%, notes, due 3/15/11	6,285
6,000	8.25%, senior unsecured notes due 4/15/12 (144A)	6,390
	CMS Energy Corp.:
15,000	7.50%, senior notes, due 1/15/09#	15,263
6,000	6.875%, senior unsecured notes due 12/15/15#	5,760
24,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	26,819
4,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	3,855
	TXU Corp.:
9,000	5.55%, senior notes, due 11/15/14	8,221
6,000	6.50%, senior notes, due 11/15/24	5,429
12,000	6.55%, notes, due 11/15/34	10,680
		88,702
Electronic Components - Semiconductors - 0.8%
	Spansion LLC:
14,000	11.25%, senior notes, due 1/15/16 (144A)§	14,315
3,000	2.25%, convertible senior subordinate debentures, due 6/15/16 (144A)	2,933
6,000	STATS ChipPAC, Ltd., 6.75% company guaranteed notes, due 11/15/11	5,595
		22,843
Electronic Parts Distributors - 0.2%
7,000	Avnet, Inc., 6.00% notes, due 9/1/15	6,652
Finance - Auto Loans - 4.2%
6,000	Ford Motor Credit Co.:
25,000	6.625%, notes, due 6/16/08	24,083
19,000	7.375%, notes, due 10/28/09	17,922
	9.75%, senior unsecured notes due 9/15/10 (144A)	5,939
17,000	9.95688%, notes, due 4/15/12‡	17,520
	General Motors Acceptance Corp.:
7,000	6.15%, bonds, due 4/5/07#	6,973
7,000	5.85%, senior unsubordinated notes due 1/14/09	6,727
27,000	7.75%, notes, due 1/19/10	26,974
4,000	7.25%, notes, due 3/2/11	3,921
7,000	8.00%, bonds, due 11/1/31#	6,865
		116,924
Finance - Investment Bankers/Brokers - 0.3%
7,000	BCP Crystal Holdings Corp., 9.625% senior subordinated notes, due 6/15/14	7,516
Finance - Other Services - 0.4%
12,000	Alamosa Delaware, Inc., 8.50% senior notes, due 1/31/12**	12,720
Food - Diversified - 1.0%
7,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15	6,528

Shares or Principal Amount		Value
Food - Diversified - (continued)
	Dole Food Company, Inc.:
$2,000	8.625%, senior notes, due 5/1/09‡	$1,910
3,000	7.25%, company guaranteed notes due 6/15/10	2,700
16,000	Wornick Co., 10.875% secured notes, due 7/15/11	16,160
		27,298
Food - Meat Products - 0.5%
7,000	National Beef Packing Company LLC, 10.50% senior notes, due 8/1/11‡	7,263
7,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	7,070
		14,333
Gambling - Non-Hotel - 1.9%
18,000	Jacobs Entertainment, Inc., 9.75% senior notes, due 6/15/14 (144A)	17,910
8,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	8,160
12,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12	11,970
4,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	4,180
12,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11	12,600
		54,820
Gas - Distribution - 0.1%
2,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15	1,948
Housewares - 0.3%
8,000	Libbey Glass, Inc., 12.43563% senior notes, due 6/1/11 (144A)‡,§	7,840
Human Resources - 0.6%
16,000	Team Health, Inc., 11.25% company guaranteed notes, due 12/1/13	16,560
Independent Power Producer - 2.1%
10,000	AES China Generating Company, Ltd., 8.25% bonds, due 6/26/10	9,850
	NRG Energy, Inc.:
5,144	7.23063%, bank loan, due 2/1/13‡	5,161
1,176	7.49875%, bank loan, due 2/1/13‡	1,177
12,000	7.375%, company guaranteed notes due 2/1/16	11,730
	Reliant Energy, Inc.:
3,000	9.25%, secured notes, due 7/15/10	3,075
11,000	9.50%, secured notes, due 7/15/13	11,275
17,000	6.75%, secured notes, due 12/15/14	15,895
		58,163
Machinery - Construction and Mining - 0.2%
6,000	Terex Corp., 10.375% company guaranteed notes, due 4/1/11	6,311
Machinery - Farm - 0.3%
9,000	Case New Holland, Inc., 9.25% company guaranteed notes, due 8/1/11	9,484
Medical - Hospitals - 0.2%
6,000	Triad Hospitals, Inc., 7.00% senior subordinated notes, due 11/15/13	5,730

See Notes to Schedules of Investments and Financial Statements.

144 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Medical - Outpatient and Home Medical Care - 0.6%
$7,000	CRC Health Corp., 10.75% senior subordinated notes due 2/1/16 (144A)	$7,105
	National Mentor Holdings, Inc.:
339	7.84%, bank loan, due 6/29/13‡	339
5,641	7.90%, bank loan, due 6/29/13‡	5,652
4,000	11.25%, senior subordinated notes due 7/1/14 (144A)	4,070
		17,166
Metal - Aluminum - 0.8%
22,000	Novelis, Inc., 7.50% senior notes, due 2/15/15 (144A)#,‡	21,285
Metal - Diversified - 0.5%
12,000	Earle M. Jorgensen Co., 9.75% secured notes, due 6/1/12	12,780
Metal Products - Fasteners - 0.7%
20,000	FastenTech, Inc., 12.50% company guaranteed notes, due 5/1/11‡	20,500
Miscellaneous Manufacturing - 0.6%
17,000	Nutro Products, Inc., 10.75% senior subordinated notes due 4/15/14 (144A)	17,723
Multimedia - 0.4%
11,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	11,660
Non-Hazardous Waste Disposal - 1.1%
	Allied Waste North America, Inc.:
10,000	6.375%, secured notes, due 4/15/11#	9,625
6,000	7.875%, senior notes, due 4/15/13	6,060
15,000	7.25%, senior notes, due 3/15/15	14,475
		30,160
Office Automation and Equipment - 0.4%
	Xerox Corp.:
7,000	6.875%, senior notes, due 8/15/11	7,079
3,000	6.40%, senior unsecured notes due 3/15/16	2,876
		9,955
Office Supplies and Forms - 1.4%
43,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15**	39,775
Oil - Field Services - 0.3%
4,000	Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14	3,730
6,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)§	4,980
		8,710
Oil Companies - Exploration and Production - 1.9%
5,000	Chesapeake Energy Corp., 6.50% company guaranteed notes, due 8/15/17	4,650
8,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14	7,420
14,000	Forest Oil Corp., 8.00% senior notes, due 6/15/08	14,333
4,000	Hilcorp Energy I, 9.00% senior notes, due 6/1/16 (144A)	4,140

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$4,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	$4,235
14,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	13,230
4,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12#	4,220
		52,228
Oil Companies - Integrated - 1.4%
	El Paso Corp.:
14,000	6.50%, debentures, due 6/1/08 (144A)	13,895
10,000	6.375%, notes, due 2/1/09 (144A)	9,850
13,000	9.6255%, debentures, due 5/15/12 (144A)	14,235
		37,980
Oil Field Machinery and Equipment - 0.2%
7,000	Dresser-Rand Group, Inc., 7.625% company guaranteed notes, due 11/1/14‡	6,685
Paper and Related Products - 2.1%
16,000	Boise Cascade LLC, 7.125% company guaranteed notes due 10/15/14	14,119
	Georgia Pacific Corp., Inc.:
541	7.485%, bank loan, due 12/20/12‡	540
1,082	7.49875%, bank loan, due 12/20/12‡	1,080
1,025	7.49875%, bank loan, due 12/20/12‡	1,023
8,653	7.30%, bank loan, due 12/20/12‡	8,640
1,746	8.30%, bank loan, due 12/23/13‡	1,760
1,746	8.30%, bank loan, due 12/23/13‡	1,760
873	8.30%, bank loan, due 12/23/13‡	880
1,746	8.30%, bank loan, due 12/23/13‡	1,760
1,746	8.30%, bank loan, due 12/23/13‡	1,760
6,000	NewPage Corp., 12.00% senior subordinated notes, due 5/1/13#	6,255
	Rock-Tenn Co.:
4,000	8.20%, senior notes, due 8/15/11	4,040
10,000	5.625%, bonds, due 3/15/13	8,850
	Verso Paper Holdings LLC:
4,000	9.235%, secured notes, due 8/1/14 (144A)‡	4,025
3,000	11.375%, senior subordinated notes due 8/1/16 (144A)	2,985
		59,477
Photo Equipment and Supplies - 0.5%
13,652	Eastman Kodak Co., 0% bank loan, due 10/18/12‡	13,633
Physician Practice Management - 0.4%
	US Oncology, Inc.:
1,993	7.9375%, bank loan, due 8/20/11‡	2,000
2,000	10.75%, company guaranteed notes due 8/15/14	2,170
6,000	US Oncology Holdings, Inc., 10.32% senior notes, due 3/15/15‡	6,098
		10,268
Pipelines - 3.7%
6,000	ANR Pipeline Co., 8.875% notes, due 3/15/10	6,341
4,000	Colorado Interstate Gas Co., 5.95% senior notes, due 3/15/15	3,690
6,000	Dynegy Holdings, Inc., 6.875% senior notes, due 4/1/11	5,730

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 145

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Pipelines - (continued)
	El Paso Corp.:
$7,000	7.625%, notes, due 9/1/08 (144A)#	$7,123
6,000	7.00%, senior notes, due 5/15/11	5,948
11,000	7.42%, notes, due 2/15/37 (144A)	10,284
6,000	El Paso Natural Gas Co., 7.625% senior notes, due 8/1/10	6,105
7,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	6,405
17,000	Northwest Pipeline Corp., 8.125% company guaranteed notes, due 3/1/10	17,594
9,000	Southern Natural Gas Co., 8.875% unsubordinated notes, due 3/15/10	9,511
19,000	Transcontinental Gas Pipe Line Corp., 7.00% notes, due 8/15/11	19,332
6,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11	6,240
		104,303
Private Corrections - 0.4%
	Corrections Corporation of America:
7,000	7.50%, senior notes, due 5/1/11	7,070
4,000	6.25%, company guaranteed notes due 3/15/13	3,780
		10,850
Publishing - Newspapers - 0.8%
22,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)§	21,120
Publishing - Periodicals - 2.3%
4,000	CBD Media, Inc., 8.625% company guaranteed notes, due 6/1/11	3,930
7,000	CBD Media Holdings LLC, 9.25% senior notes, due 7/15/12	6,878
22,000	Dex Media, Inc., 8.00% notes, due 11/15/13	21,999
	Primedia, Inc.:
10,000	10.545%, senior notes, due 5/15/10‡	10,200
22,000	8.875%, company guaranteed notes due 5/15/11#	20,955
		63,962
Racetracks - 0.2%
6,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15	5,640
Real Estate Operating/Development - 0.4%
12,000	Kimball Hill, Inc., 10.50% company guaranteed notes, due 12/15/12	10,890
Recycling - 0.3%
8,000	Aleris International, Inc., 10.375% secured notes, due 10/15/10	8,740
REIT - Health Care - 0.4%
11,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	11,550
REIT - Hotels - 0.4%
13,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	12,301
Rental Auto/Equipment - 0.3%
7,000	Hertz Corp., 8.875% senior notes, due 1/1/14 (144A)	7,298

Shares or Principal Amount		Value
Resorts and Theme Parks - 0.9%
$26,000	Six Flags, Inc., 8.875% senior notes, due 2/1/10#	$25,058
Retail - Computer Equipment - 0.8%
	GSC Holdings Corp.:
1,000	9.38313%, company guaranteed notes due 10/1/11‡	1,043
21,000	8.00%, company guaranteed notes due 10/1/12#	21,315
		22,358
Retail - Drug Store - 1.3%
	Jean Coutu Group, Inc.:
14,000	7.625%, senior notes, due 8/1/12	13,615
14,000	8.50%, senior subordinated notes due 8/1/14#	13,073
10,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	9,825
		36,513
Retail - Miscellaneous/Diversified - 0.4%
6,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	6,435
4,000	Harry & David Operations Corp., 10.23063% company guaranteed notes, due 3/1/12‡	3,800
		10,235
Retail - Propane Distribution - 0.7%
4,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	3,880
	Ferrellgas Partners L.P.:
13,000	8.75%, senior notes, due 6/15/12	13,325
4,000	6.75%, senior notes, due 5/1/14	3,800
		21,005
Retail - Regional Department Stores - 0.3%
8,000	Neiman Marcus Group, Inc., 10.375% company guaranteed notes due 10/15/15#	8,490
Retail - Restaurants - 1.1%
17,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12#	14,195
6,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14	5,565
8,000	Restaurant Co., 10.00% senior unsecured notes, due 10/1/13#	7,200
5,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11	4,450
		31,410
Rubber - Tires - 2.0%
	Goodyear Tire & Rubber Co.:
11,000	8.50%, notes, due 3/15/07	10,973
16,000	7.857%, notes, due 8/15/11#	14,800
31,000	9.00%, senior notes, due 7/1/15#	29,837
		55,610
Satellite Telecommunications - 2.0%
10,000	Inmarsat Finance PLC, 7.6255% company guaranteed notes, due 6/30/12	10,199

See Notes to Schedules of Investments and Financial Statements.

146 Janus Adviser Series July 31, 2006

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Satellite Telecommunications - (continued)
$2,000	INTELSAT Bermuda, Ltd., 9.25% company guaranteed notes due 6/15/16 (144A)	$2,045
	INTELSAT Subsidary Holding Company, Ltd.:
8,000	10.48438%, company guaranteed notes due 1/15/12‡	8,120
5,000	8.50%, senior notes, due 1/15/13‡	4,888
8,000	8.875%, company guaranteed notes due 1/15/15‡	7,920
24,000	INTELSAT, Ltd., 6.50% notes, due 11/1/13	18,089
	PanAmSat Corp.:
4,000	9.00%, company guaranteed notes due 8/15/14	4,065
2,000	9.00%, company guaranteed notes due 6/15/16 (144A)	2,043
		57,369
Schools - 0.4%
	Education Management LLC:
2,901	8.0625% bank loan, due 6/1/13‡	2,914
8,000	8.75% senior notes, due 6/1/14 (144A)	8,020
		10,934
Semiconductor Equipment - 0.4%
4,000	MagnaChip Semiconductor, Inc., 8.00% senior subordinated notes, due 12/15/14#	2,650
8,000	Sensata Technologies B.V., 8.00% senior notes, due 5/1/14 (144A)#	7,680
		10,330
Special Purpose Entity - 1.3%
6,000	American Commercial Lines LLC, 9.50% company guaranteed notes, due 2/15/15	6,518
	CCM Merger, Inc.:
1,950	7.21438%, bank loan, due 7/21/12‡	1,940
780	7.23625%, bank loan, due 7/21/12‡	776
7,313	7.49%, bank loan, due 7/21/12‡	7,275
13,000	8.00%, notes, due 8/1/13 (144A)#	12,447
	Vanguard Health Holding Company II LLC:
18	7.74875%, bank loan, due 9/23/11‡	18
7,278	7.8675%, bank loan, due 9/23/11‡	7,269
		36,243
Steel - Producers - 0.3%
7,000	AK Steel Corp., 7.75% company guaranteed notes, due 6/15/12	6,895
2,000	International Steel Group, Inc., 6.50% senior notes, due 4/15/14	1,890
		8,785
Storage and Warehousing - 0.1%
4,000	Mobile Services Group, Inc., 9.75% senior notes, due 8/1/14 (144A) WI	4,050
Telecommunication Services - 0.8%
10,000	Eschelon Operating Co., 8.375% secured notes, due 3/15/10#	9,550
8,000	Time Warner Telecom Holdings, Inc., 9.25% company guaranteed notes, due 2/15/14	8,220
4,000	US WEST Communications, Inc., 5.625% notes, due 11/15/08	3,935
		21,705

Shares or Principal Amount		Value
Telephone - Integrated - 3.4%
	Cincinnati Bell, Inc.:
$2,000	7.25%, company guaranteed notes due 7/15/13	$1,980
10,000	8.375%, senior subordinated notes due 1/15/14#	9,800
3,000	Hawaiian Telcom Communications, Inc. 9.75%, company guaranteed notes due 5/1/13	3,060
	Level 3 Financing, Inc.:
20,000	10.75%, company guaranteed notes due 10/15/11	20,950
8,000	12.25%, senior notes, due 3/15/13 (144A)	8,760
	Qwest Corp.:
16,000	7.875%, senior notes, due 9/1/11	16,560
26,000	8.875%, notes, due 3/15/12‡	28,014
7,000	Qwest Communications International, Inc. 7.50%, company guaranteed notes due 2/15/14#	6,860
		95,984
Theaters - 0.2%
4,000	AMC Entertainment, Inc., 11.00% company guaranteed notes, due 2/1/16	4,320
Transportation - Marine - 0.7%
5,000	H-Lines Finance Holding Corp., 0% senior discount notes, due 4/1/13‡	4,338
8,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12	8,140
8,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	7,520
		19,998
Transportation - Railroad - 0.3%
	TFM S.A. de C.V.:
5,000	9.375%, senior notes, due 5/1/12	5,313
2,000	12.50%, senior notes, due 6/15/12	2,200
		7,513
Total Corporate Bonds (cost $2,560,379)		2,524,551
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.4%
280	General Motors Corp. - Series A convertible, 4.50%	6,958
200	General Motors Corp., convertible, 6.25%	4,302
		11,260
Oil Companies - Exploration and Production - 0.4%
40	Chesapeake Energy Corp., 6.25%	11,201
REIT - Hotels - 0.1%
130	Strategic Hotels & Resorts, Inc. 8.50% (144A)§	3,303
Total Preferred Stock (cost $24,650)		25,764

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2006 147

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2006

Shares or Principal Amount		Value
Money Markets - 7.9%
32,828	Janus Government Money Market Fund 5.21%	$32,828
123,884	Janus Institutional Cash Reserves Fund 5.23%	123,884
66,288	Janus Money Market Fund 5.26%	66,288
Total Money Markets (cost $223,000)		223,000
Other Securities - 12.8%
358,783	State Street Navigator Securities Lending Prime Portfolio† (cost $358,783)	358,783
Total Investments (total cost $3,166,812) – 111.6%		3,132,098
Liabilities, net of Cash, Receivables and Other Assets – (11.6)%		(326,962)
Net Assets – 100%		$2,805,136

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$63,411	2.0%
Canada	102,998	3.3%
Mexico	7,513	0.2%
Netherlands	14,960	0.5%
Singapore	5,595	0.2%
United Kingdom	19,574	0.6%
United States††	2,918,047	93.2%
Total	$3,132,098	100.0%

††Includes Short-Term Securities and Other Securities (74.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

148 Janus Adviser Series July 31, 2006

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson - portfolio manager

Average Annual Total Return
for the periods ended July 31, 2006

A Shares
1 Year	4.06%
5 Year	1.45%
10 Year	2.93%
Since Inception*	3.10%
C Shares
1 Year	4.06%
5 Year	1.65%
10 Year	2.94%
Since Inception*	3.05%
S Shares
1 Year	3.79%
5 Year	1.62%
10 Year	3.13%
Since Inception*	3.25%

Seven-Day Current Yield
A Shares
With Reimbursement	4.90%
Without Reimbursement	3.19%
C Shares
With Reimbursement	4.88%
Without Reimbursement	3.17%
S Shares
With Reimbursement	4.63%
Without Reimbursement	2.93%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end. Total return includes reinvestment of dividends and distributions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See "Explanations of Charts, Tables and Financial Statements."

Class S Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class S Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class S Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Distributors LLC has agreed to a 12b-1 waiver on Class C Shares to the levels indicated in the prospectus until at least December 1, 2007.

There is no assurance that the investment process will consistently lead to successful investing.

For A Shares and C Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus. Such waiver is voluntary and could change or be terminated at time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For S Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the levels indicated in the prospectus. Such waiver is voluntary and could change or be terminated at time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

*The predecessor fund's inception date - May 1, 1995

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,022.30	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66
Expense Example - C Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,022.30	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26
Expense Example - S Shares	Beginning Account Value (2/1/06)	Ending Account Value (7/31/06)	Expenses Paid During Period (2/1/06-7/31/06)*
Actual	$1,000.00	$1,021.00	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio of 0.73% for A Shares, 0.65% for C Shares and 0.87% for S Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2006 149

Janus Adviser Money Market Fund

Schedule of Investments

As of July 31, 2006

Principal Amount		Value
Commercial Paper - 44.4%
$300,000	Aquinas Funding LLC 5.46%, 12/27/06 (Section 4(2))	$293,266
300,000	Bryant Park Funding LLC 5.35%, 9/15/06 (Section 4(2))	297,994
300,000	BTM Capital Corp. 5.31%, 8/18/06 (Section 4(2))	299,248
300,000	Check Point Charlie, Inc. 5.32%, 8/15/06 (Section 4(2))	299,379
300,000	Davis Square Funding IV Corp. 5.32%, 8/4/06 (Section 4(2))	299,867
300,000	Davis Square Funding III Corp. 5.34%, 8/11/06 (Section 4(2))	299,556
300,000	G Street Finance Corp. 5.36%, 8/11/06 (144A)	299,553
300,000	Gothan Funding Corp. 5.33%, 8/15/06 (Section 4(2))	299,378
300,000	Harrier Finance Funding LLC 5.33%, 8/15/06 (144A)	299,378
300,000	Klio III Funding Corp. 5.33%, 8/17/06 (144A)	299,289
300,000	Klio II Funding Corp. 5.36%, 8/24/06 (144A)	298,973
300,000	La Fayette Asset Securitization LLC 5.25%, 9/7/06 (Section 4(2))	298,363
300,000	Manhattan Asset Funding Company LLC 5.31%, 8/14/06 (Section 4(2))	299,425
300,000	Nieuw Amsterdam Receivables Corp. 5.35%, 9/20/06 (Section 4(2))	297,771
400,000	Whistlejacket Capital, Ltd. 5.33813%, 11/27/06 (144A)	399,949
Total Commercial Paper (cost $4,581,389)		4,581,389
Taxable Variable Rate Demand Notes - 38.0%
450,000	Advocare of South Carolina, Inc. 5.35%, 6/1/17	450,000
500,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell) Series B 5.52%, 10/1/19	500,000
310,000	Breckenridge Terrace LLC 4.8788%, 5/1/39	310,000
200,000	Capel, Inc. 4.82%, 9/1/09	200,000
350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A 5.45%, 7/1/35	350,000
190,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project) 5.35%, 12/22/24	190,000
240,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 4.93%, 9/1/14	240,000
880,000	New Jersey Economic Development Authority Revenue, (Four Woodbury Project) Series B, 5.17%, 5/1/31	879,999
135,000	Ohio State Higher Education Facilities Revenue (Columbus College Project) Series 2003A 5.48%, 9/1/07	135,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 5.59%, 4/1/20	160,000

Principal Amount		Value
$300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 5.96%, 11/1/19	$300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 5.66%, 11/1/29	200,000
Total Taxable Variable Rate Demand Notes (cost $3,914,999)		3,914,999
U.S Government Agency Notes - 4.8%
500,000	Fannie Mae, 5.23%, 12/5/06 (cost $490,848)	490,848
U.S. Government Agency Variable Notes - 12.6%
1,300,000	Federal Farm Credit Bank, 4.28%, 8/1/06 (cost $1,300,000)	1,300,000
Total Investments (total cost $10,287,236) – 99.8%		10,287,236
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		17,560
Net Assets – 100%		$10,304,796

See Notes to Schedules of Investments and Financial Statements.

150 Janus Adviser Series July 31, 2006

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Janus Adviser Series July 31, 2006 151

Statements of Assets and Liabilities

As of July 31, 2006 (all numbers in thousands except net asset value per share)	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Assets:
Investments at cost(3)	$137,704		$1,505,488	$1,186		$81,999	$2,611
Investments at value(3)	$159,530		$1,778,679	$1,272		$106,286	$2,553
Cash	–		1,012	–		5	26
Cash denominated in foreign currency(4)	25		246	–		–	–
Receivables:
Investments sold	2		40,616	22		1,513	50
Fund shares sold	66		2,143	–		201	3
Dividends	113		1,193	1		33	–
Interest	4		585	–		5	–
Due from adviser	–		–	34		–	44
Other assets	–		1	–		–	–
Variation margin	–		–	–		–	–
Forward currency contracts	–		–	–		–	–
Total Assets	159,740		1,824,475	1,329		108,043	2,676
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	3,314		20,941	–		12,623	–
Due to custodian	2		–	–		–	–
Investments purchased	21		5,313	14		6	56
Fund shares repurchased	168		2,892	–		110	2
Dividends	–		–	–		–	–
Advisory fees	68		870	1		30	1
Transfer agent fees and expenses	2		4	1		2	1
Administrative services fees - R Shares	–		1	–		–	–
Administrative services fees - S Shares	33		304	–		19	–
Distribution fees - A Shares	–		60	–		–	–
Distribution fees - C Shares	2		43	–		4	1
Distribution fees - R Shares	–		3	–		–	–
Distribution fees - S Shares	33		304	–		19	–
Networking fees - A Shares	–		12	–		–	–
Networking fees - C Shares	–		–	–		–	–
Networking fees - I Shares	–		–	–		–	–
Non-interested Trustees' fees and expenses	3		–	–		3	–
Foreign tax liability	–		–	–		–	–
Accrued expenses	25		148	23		22	25
Variation margin	–		–	–		–	–
Forward currency contracts	63		–	–		–	–
Total Liabilities	3,734		30,895	39		12,838	86
Net Assets	$156,006		$1,793,580	$1,290		$95,205	$2,590
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$196,608		$1,454,872	$1,207		$149,254	$2,705
Undistributed net investment income/(loss)*	–		1,772	–		(4)	(3)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(62,365)		63,774	(2)		(78,332)	(54)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	21,763		273,162	85	(5)	24,287	(58	)(5)
Total Net Assets	$156,006		$1,793,580	$1,290		$95,205	$2,590
Net Assets - A Shares	$52		$285,721	$342		$1,349	$808
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2		10,045	31		48	76
Net Asset Value Per Share and Redemption Price Per Share(6)	$21.31		$28.44	$10.88		$28.07	$10.65
Maximum Offering Price Per Share(7)	$22.61		$30.18	$11.55		$29.78	$11.30
Net Assets - C Shares	$2,291		$51,976	$361		$4,169	$737
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108		1,852	33		151	70
Net Asset Value Per Share and Redemption Price Per Share(6)	$21.22		$28.07	$10.80		$27.63	$10.59
Net Assets - I Shares	$11		$8,532	$10		$57	$334
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	465	**	300	1		2	31
Net Asset Value Per Share	$23.21		$28.40	$10.89		$28.03	$10.65
Net Assets - R Shares	$11		$6,849	$271		$234	$345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1		243	25		8	33
Net Asset Value Per Share	$21.11		$28.18	$10.83		$27.81	$10.59
Net Assets - S Shares	$153,641		$1,440,502	$306		$89,396	$366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,244		50,903	28		3,200	34
Net Asset Value Per Share	$21.21		$28.30	$10.86		$27.93	$10.62

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not in thousands.

  (1)  Formerly named Janus Adviser Core Equity Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (3)  Investments at cost and value include $3,238,387, $20,509,525, $12,329,339, $11,112,283 and $4,019,847 of securities loaned for Janus     Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund, respectively (Note 1).

  (4)  Includes cost of $24,780, $246,150, $105,950, $22,977 and $3,110 for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.

152 Janus Adviser Series July 31, 2006

As of July 31, 2006 (all numbers in thousands except net asset value per share)	Janus Adviser Growth and Income Fund	Janus Adviser Fundamental Equity Fund(1)	Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund		Janus Adviser INTECH Risk-Managed Growth Fund(2)
Assets:
Investments at cost(3)	$251,427	$59,409	$10,128		$450,190		$409,420
Investments at value(3)	$289,792	$67,745	$10,181		$521,870		$409,705
Cash	179	45	52		2,218		160
Cash denominated in foreign currency(4)	105	23	3		–		–
Receivables:
Investments sold	1,137	–	21		13,888		–
Fund shares sold	551	220	1		286		865
Dividends	287	29	13		141		152
Interest	19	9	1		2,525		47
Due from adviser	–	–	45		–		–
Other assets	–	–	–		–		–
Variation margin	–	–	–		–		–
Forward currency contracts	–	–	–		9		–
Total Assets	292,070	68,071	10,317		540,937		410,929
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	11,438	–	–		4,164		–
Due to custodian	–	–	–		–		–
Investments purchased	3,257	–	26		6,939		–
Fund shares repurchased	680	43	–		2,514		310
Dividends	–	–	–		–		–
Advisory fees	145	20	6		237		191
Transfer agent fees and expenses	2	2	1		3		2
Administrative services fees - R Shares	–	–	–		–		–
Administrative services fees - S Shares	56	11	–		109		25
Distribution fees - A Shares	–	–	1		–		6
Distribution fees - C Shares	8	11	3		15		10
Distribution fees - R Shares	1	–	–		–		–
Distribution fees - S Shares	56	11	–		109		25
Networking fees - A Shares	–	–	–		–		–
Networking fees - C Shares	–	–	–		–		–
Networking fees - I Shares	–	–	–		–		–
Non-interested Trustees' fees and expenses	2	3	–		2		1
Foreign tax liability	–	–	3		–		–
Accrued expenses	27	25	27		29		24
Variation margin	–	–	–		–		33
Forward currency contracts	48	5	23		243		–
Total Liabilities	15,720	131	90		14,364		627
Net Assets	$276,350	$67,940	$10,227		$526,573		$410,302
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$229,202	$56,304	$10,195		$431,172		$413,470
Undistributed net investment income/(loss)*	433	82	23		1,559		1,019
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	8,398	3,224	(18)		22,395		(4,784)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	38,317	8,330	27	(5)	71,447		597
Total Net Assets	$276,350	$67,940	$10,227		$526,573		$410,302
Net Assets - A Shares	$1,251	$1,311	$5,565		$728		$30,875
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71	68	506		28		2,410
Net Asset Value Per Share and Redemption Price Per Share(6)	$17.71	$19.40	$11.00		$26.16		$12.81
Maximum Offering Price Per Share(7)	$18.79	$20.59	$11.67		$27.75		$13.60
Net Assets - C Shares	$8,615	$12,575	$3,730		$17,882		$12,131
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	485	655	342		670		970
Net Asset Value Per Share and Redemption Price Per Share(6)	$17.78	$19.20	$10.91		$26.68		$12.51
Net Assets - I Shares	$25	$110	$58		$10		$245,807
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	6	5		396	**	19,258
Net Asset Value Per Share	$17.69	$19.37	$11.00		$25.96		$12.76
Net Assets - R Shares	$1,860	$54	$276		$35		$16
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106	3	25		1		1
Net Asset Value Per Share	$17.61	$19.24	$10.94		$26.25		$12.69
Net Assets - S Shares	$264,599	$53,890	$598		$507,918		$121,473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,902	2,787	55		19,280		9,530
Net Asset Value Per Share	$17.76	$19.34	$10.96		$26.34		$12.75

  (5)  Net of foreign taxes on investments of $300, $65 and $3,163 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.

  (6)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (7)  Maximum offering price is computed at 100/94.25 of net asset value.

Janus Adviser Series July 31, 2006 153

Statements of Assets and Liabilities (continued)

As of July 31, 2006 (all numbers in thousands except net asset value per share)	Janus Adviser INTECH Risk-Managed Core Fund(1)	Janus Adviser INTECH Risk-Managed Value Fund(2)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund
Assets:
Investments at cost(3)	$100,267	$19,112	$345,450	$21,925	$141,118
Investments at value(3)	$102,777	$19,859	$353,777	$28,110	$154,189
Cash	62	74	661	7	148
Cash denominated in foreign currency(4)	–	–	–	–	42
Receivables:
Investments sold	125	140	1,434	–	345
Fund shares sold	359	73	659	5,224	49
Dividends	79	21	116	5	764
Interest	4	1	74	3	2
Due from adviser	–	–	–	–	–
Other assets	–	–	–	–	–
Variation margin	–	–	11	–	–
Forward currency contracts	–	–	–	–	–
Total Assets	103,406	20,168	356,732	33,349	155,539
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	–	24,710	–	8,256
Due to custodian	–	–	–	–	–
Investments purchased	2,275	349	7,729	199	–
Fund shares repurchased	71	–	303	10	1,763
Dividends	–	–	2	–	–
Advisory fees	28	1	125	3	65
Transfer agent fees and expenses	2	1	9	4	2
Administrative service fees - R Shares	–	–	–	1	–
Administrative service fees - S Shares	4	–	16	5	31
Distribution fees - A Shares	3	–	39	–	–
Distribution fees - C Shares	10	–	25	1	1
Distribution fees - R Shares	–	–	1	1	–
Distribution fees - S Shares	4	–	16	5	31
Networking fees - A Shares	–	–	21	–	–
Networking fees - C Shares	–	–	2	–	–
Networking fees - I Shares	–	–	–	–	–
Non-interested Trustees' fees and expenses	2	1	1	3	4
Foreign tax liability	–	–	–	–	–
Accrued expenses	26	29	27	25	32
Variation margin	–	–	–	–	–
Forward currency contracts	–	–	–	–	–
Total Liabilities	2,425	381	33,026	257	10,185
Net Assets	$100,981	$19,787	$323,706	$33,092	$145,354
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$98,341	$18,948	$310,626	$26,324	$266,450
Undistributed net investment income/(loss)*	325	149	1,845	(1)	2,600
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(195)	(57)	2,908	585	(136,775)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,510	747	8,327	6,184	13,079
Total Net Assets	$100,981	$19,787	$323,706	$33,092	$145,354
Net Assets - A Shares	$16,014	$266	$192,348	$361	$50
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,207	25	11,611	24	2
Net Asset Value Per Share and Redemption Price Per Share(6)	$13.27	$10.64	$16.57	$14.81	$28.37
Maximum Offering Price Per Share(7)(8)	$14.08	$11.29	$17.58	$15.72	$30.10
Net Assets - C Shares	$12,659	$267	$30,422	$937	$707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	971	25	1,863	65	25
Net Asset Value Per Share and Redemption Price Per Share(6)	$13.04	$10.60	$16.33	$14.49	$28.71
Net Assets - I Shares	$54,444	$18,723	$24,836	$255	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116	1,757	1,503	17	355	**
Net Asset Value Per Share	$13.23	$10.66	$16.53	$14.80	$28.29
Net Assets - R Shares	$12	$265	$1,919	$3,720	$12
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	25	116	253	406	**
Net Asset Value Per Share	$13.20	$10.61	$16.54	$14.68	$28.26
Net Assets - S Shares	$17,852	$266	$74,181	$27,819	$144,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,347	25	4,484	1,887	5,100
Net Asset Value Per Share	$13.25	$10.63	$16.54	$14.74	$28.35

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not in thousands.

  (1)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (3)  Investments at cost and value include $24,117,727, $7,995,893, $39,516,918, $8,518,717 and $351,483 of securities loaned for Janus Adviser Mid-Cap Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively (Note 1).

  (4)  Includes cost of $42,308 and $4,723 for Janus Adviser Worldwide Fund and Janus Adviser Flexible Bond Fund, respectively.

  (5)  Net of foreign taxes on investments of $343,453 for Janus Adviser International Growth Fund.

See Notes to Financial Statements.

154 Janus Adviser Series July 31, 2006

As of July 31, 2006 (all numbers in thousands except net asset value per share)	Janus Adviser International Growth Fund		Janus Adviser Flexible Bond Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Assets:
Investments at cost(3)	$528,846		$56,409	$3,167	$10,287
Investments at value(3)	$651,262		$55,592	$3,132	$10,287
Cash	549		377	5	18
Cash denominated in foreign currency(4)	–		5	–	–
Receivables:
Investments sold	7,216		576	34	–
Fund shares sold	2,705		79	3	1
Dividends	511		–	–	–
Interest	38		526	55	18
Due from adviser	–		–	38	16
Other assets	–		–	–	–
Variation margin	–		–	–	–
Forward currency contracts	–		–	–	–
Total Assets	662,281		57,155	3,267	10,340
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	40,996		8,690	359	–
Due to custodian	–		–	–	–
Investments purchased	3,881		1,674	67	–
Fund shares repurchased	1,155		125	–	8
Dividends	–		4	1	–
Advisory fees	333		4	2	2
Transfer agent fees and expenses	2		2	1	1
Administrative service fees - R Shares	–		–	–	N/A
Administrative service fees - S Shares	115		9	–	2
Distribution fees - A Shares	4		–	–	–
Distribution fees - C Shares	23		4	1	–
Distribution fees - R Shares	–		–	–	N/A
Distribution fees - S Shares	115		9	–	2
Networking fees - A Shares	–		–	–	N/A
Networking fees - C Shares	–		–	–	–
Networking fees - I Shares	–		–	–	N/A
Non-interested Trustees' fees and expenses	1		3	–	3
Foreign tax liability	347		–	–	–
Accrued expenses	24		27	31	17
Variation margin	–		–	–	–
Forward currency contracts	–		1	–	–
Total Liabilities	46,996		10,552	462	35
Net Assets	$615,285		$46,603	$2,805	$10,305
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$532,458		$48,369	$2,874	$10,305
Undistributed net investment income/(loss)*	3,901		4	–	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(43,168)		(952)	(34)	–
Unrealized appreciation/(depreciation) of investments and foreign currency translations	122,094	(5)	(818)	(35)	–
Total Net Assets	$615,285		$46,603	$2,805	$10,305
Net Assets - A Shares	$19,442		$984	$841	$196
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	448		85	86	196
Net Asset Value Per Share and Redemption Price Per Share(6)	$43.41		$11.64	$9.74	$1.00
Maximum Offering Price Per Share(7)(8)	$46.05		$12.22	$10.22	N/A
Net Assets - C Shares	$28,905		$4,433	$664	$231
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	655		382	68	231
Net Asset Value Per Share and Redemption Price Per Share(6)	$44.15		$11.60	$9.73	$1.00
Net Assets - I Shares	$10,565		$10	$10	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244		1	1	N/A
Net Asset Value Per Share	$43.34		$11.63	$9.73	N/A
Net Assets - R Shares	$650		$10	$644	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15		1	66	N/A
Net Asset Value Per Share	$43.45		$11.63	$9.73	N/A
Net Assets - S Shares	$555,723		$41,166	$646	$9,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,813		3,538	66	9,878
Net Asset Value Per Share	$43.37		$11.63	$9.73	$1.00

  (6)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (7)  Maximum offering price is computed at 100/94.25 of net asset value and is not applicable to Janus Adviser Money Market Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund.

  (8)  Maximum offering price is computed at 100/95.25 of net asset value for Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund only.

Janus Adviser Series July 31, 2006 155

Statements of Operations

For the fiscal year or period ended July 31, 2006 (all numbers in thousands)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Investment Income:
Interest	$90	$4,778	$2	$122	$13
Securities lending income	26	69	–	16	–
Dividends	2,141	13,691	16	644	10
Dividends from affiliates	4	1,729	–	9	–
Foreign tax withheld	(56)	(140)	–	(4)	–
Total Investment Income	2,205	20,127	18	787	23
Expenses:
Advisory fees	1,235	10,133	7	657	10
Transfer agent fees and expenses	11	26	8	11	8
Registration fees	68	107	150	76	150
Custodian fees	39	68	11	11	18
Professional fees	20	20	14	22	15
Non-interested Trustees' fees and expenses	15	60	2	12	2
Distribution fees - A Shares	–	541	1	2	1
Distribution fees - C Shares	24	397	3	36	4
Distribution fees - R Shares	–	11	1	–	1
Distribution fees - S Shares	476	3,316	1	246	1
Administrative services fees - R Shares	–	5	1	–	1
Administrative services fees - S Shares	476	3,316	1	246	1
Networking fees - A Shares	–	273	–	1	–
Networking fees - C Shares	–	7	–	–	–
Networking fees - I Shares*	–	–	–	–	–
Printing expenses	23	13	28	29	28
System fees	37	36	37	37	37
Legal fees	14	13	4	16	4
Dividends on securities sold short	–	125	–	–	–
Other expenses	32	198	7	33	8
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	2,470	18,665	276	1,435	289
Expense and Fee Offset	(3)	(25)	(1)	(2)	(1)
Net Expenses	2,467	18,640	275	1,433	288
Less: Excess Expense Reimbursement	(218)	(289)	(254)	(235)	(259)
Net Expenses after Expense Reimbursement	2,249	18,351	21	1,198	29
Net Investment Income/(Loss)	(44)	1,776	(3)	(411)	(6)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	27,428	175,458	(1)	14,968	(54)
Net realized gain/(loss) from foreign currency transactions	89	(4)	(1)	(1)	(5)
Net realized gain/(loss) from futures contracts	–	–	–	–	–
Net realized gain/(loss) from short sales	–	627	–	–	–
Net realized gain/(loss) from options contracts	–	–	–	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(24,265)	(132,869)	85 (3)	(10,060)	(58	)(3)
Payment from affiliate (Note 2)	–	3	–	–	1
Net Gain/(Loss) on Investments	3,252	43,215	83	4,907	(116)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,208	$44,991	$80	$4,496	$(122)

*I Shares commenced operations on November 28, 2005.

  (1)  Formerly named Janus Adviser Core Equity Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (3)  Net of foreign taxes on investments of $300, $65 and $3,163 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.

156 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31, 2006 (all numbers in thousands)	Janus Adviser Growth and Income Fund	Janus Adviser Fundamental Equity Fund(1)	Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund	Janus Adviser INTECH Risk-Managed Growth Fund(2)
Investment Income:
Interest	$262	$94	$9	$9,909	$917
Securities lending income	23	–	–	52	–
Dividends	5,993	728	72	4,898	1,883
Dividends from affiliates	17	10	2	22	47
Foreign tax withheld	(77)	(15)	(3)	(144)	–
Total Investment Income	6,218	817	80	14,737	2,847
Expenses:
Advisory fees	1,650	345	20	3,131	985
Transfer agent fees and expenses	15	13	8	16	10
Registration fees	68	67	150	77	98
Custodian fees	17	12	25	21	35
Professional fees	22	22	15	22	24
Non-interested Trustees' fees and expenses	18	11	2	24	12
Distribution fees - A Shares	2	1	3	1	57
Distribution fees - C Shares	98	104	12	180	101
Distribution fees - R Shares	3	–	1	–	–
Distribution fees - S Shares	638	117	1	1,377	243
Administrative services fees - R Shares	2	–	1	–	–
Administrative services fees - S Shares	638	117	1	1,377	243
Networking fees - A Shares	1	–	–	–	3
Networking fees - C Shares	–	–	–	–	–
Networking fees - I Shares*	–	–	–	–	–
Printing expenses	30	24	28	31	24
System fees	38	38	37	46	38
Legal fees	13	15	4	14	12
Dividends on securities sold short	–	–	–	–	–
Other expenses	58	19	7	102	13
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	3,311	905	315	6,419	1,898
Expense and Fee Offset	(8)	(3)	(1)	(10)	(2)
Net Expenses	3,303	902	314	6,409	1,896
Less: Excess Expense Reimbursement	–	(160)	(259)	(228)	(69)
Net Expenses after Expense Reimbursement	3,303	742	55	6,181	1,827
Net Investment Income/(Loss)	2,915	75	25	8,556	1,020
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	13,797	5,130	(4)	34,873	(2,567)
Net realized gain/(loss) from foreign currency transactions	65	(5)	(7)	(256)	–
Net realized gain/(loss) from futures contracts	–	–	–	–	(288)
Net realized gain/(loss) from short sales	–	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	(8)	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(6,640)	(987)	28 (3)	(13,645)	(6,882)
Payment from affiliate (Note 2)	6	10	–	10	2
Net Gain/(Loss) on Investments	7,228	4,148	9	20,982	(9,735)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,143	$4,223	$34	$29,538	$(8,715)

Janus Adviser Series July 31, 2006 157

Statements of Operations (continued)

For the fiscal year or period ended July 31, 2006 (all numbers in thousands)	Janus Adviser INTECH Risk-Managed Core Fund(1)	Janus Adviser INTECH Risk-Managed Value Fund(2)(3)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund
Investment Income:
Interest	$62	$8	$1,267	$24	$304
Securities lending income	–	–	17	–	36
Dividends	786	197	3,679	300	7,382
Dividends from affiliates	4	1	72	3	2
Foreign tax withheld	–	–	(7)	–	(149)
Total Investment Income	852	206	5,028	327	7,575
Expenses:
Advisory fees	265	45	1,239	189	1,980
Transfer agent fees and expenses	10	5	61	26	10
Registration fees	65	143	77	58	70
Custodian fees	37	16	17	6	62
Professional fees	24	9	22	27	30
Non-interested Trustees' fees and expenses	6	2	14	8	18
Distribution fees - A Shares	24	–	267	–	–
Distribution fees - C Shares	87	2	205	9	8
Distribution fees - R Shares	–	1	5	15	–
Distribution fees - S Shares	31	–	144	54	823
Administrative services fees - R Shares	–	–	3	7	–
Administrative services fees - S Shares	31	–	144	54	823
Networking fees - A Shares	4	–	93	–	–
Networking fees - C Shares	1	–	18	–	–
Networking fees - I Shares*	–	–	–	–	–
Printing expenses	21	8	34	18	–
System fees	37	29	37	37	39
Legal fees	12	3	15	15	10
Other expenses	9	4	105	25	48
Non-recurring costs (Note 2)	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–
Total Expenses	664	267	2,500	548	3,921
Expense and Fee Offset	(1)	–	(9)	(2)	(9)
Net Expenses	663	267	2,491	546	3,912
Less: Excess Expense Reimbursement	(172)	(210)	(290)	(97)	(112)
Net Expenses after Expense Reimbursement	491	57	2,201	449	3,800
Net Investment Income/(Loss)	361	149	2,827	(122)	3,775
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	540	(57)	4,397	633	69,546
Net realized gain/(loss) from foreign currency transactions	–	–	–	–	(182)
Net realized gain/(loss) from futures contracts	–	–	210	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(241)	747	859	249	(44,455)
Payment from affiliate (Note 2)	–	–	17	–	2
Net Gain/(Loss) on Investments	299	690	5,483	882	24,911
Net Increase/(Decrease) in Net Assets Resulting from Operations	$660	$839	$8,310	$760	$28,686

  *I Shares commenced operations on November 28, 2005.

  (1)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (3)  Period from December 30, 2005 (inception date) through July 31, 2006.

  (4)  Net of foreign taxes on investments of $343,453 for Janus Adviser International Growth Fund.

See Notes to Financial Statements.

158 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31, 2006 (all numbers in thousands)	Janus Adviser International Growth Fund	Janus Adviser Flexible Bond Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Investment Income:
Interest	$547	$2,505	$195	$418
Securities lending income	83	4	1	–
Dividends	11,991	35	1	–
Dividends from affiliates	34	2	1	–
Foreign tax withheld	(429)	–	–	–
Total Investment Income	12,226	2,546	198	418
Expenses:
Advisory fees	3,008	255	17	23
Transfer agent fees and expenses	14	11	8	6
Registration fees	81	76	149	33
Custodian fees	209	10	8	6
Professional fees	28	21	20	15
Non-interested Trustees' fees and expenses	22	11	2	9
Distribution fees - A Shares	20	1	2	–
Distribution fees - C Shares	117	47	6	1
Distribution fees - R Shares	1	–	3	N/A
Distribution fees - S Shares	1,115	115	2	23
Administrative services fees - R Shares	–	–	2	N/A
Administrative services fees - S Shares	1,115	115	2	23
Networking fees - A Shares	3	–	–	–
Networking fees - C Shares	2	–	–	–
Networking fees - I Shares*	–	–	–	N/A
Printing expenses	15	27	28	31
System fees	37	46	45	33
Legal fees	14	16	4	13
Other expenses	51	23	7	7
Non-recurring costs (Note 2)	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	5,852	774	305	223
Expense and Fee Offset	(43)	(2)	(1)	(1)
Net Expenses	5,809	772	304	222
Less: Excess Expense Reimbursement	(8)	(214)	(262)	(144)
Net Expenses after Expense Reimbursement	5,801	558	42	78
Net Investment Income/(Loss)	6,425	1,988	156	340
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	78,659	(819)	(34)	–
Net realized gain/(loss) from foreign currency transactions	(1,510)	11	–	–
Net realized gain/(loss) from futures contracts	–	8	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	40,454 (4)	(802)	(35)	–
Payment from affiliate (Note 2)	3	5	–	–
Net Gain/(Loss) on Investments	117,606	(1,597)	(69)	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$124,031	$391	$87	$340

Janus Adviser Series July 31, 2006 159

Statements of Changes in Net Assets

For the fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund		Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2006	2005	2006
Operations:
Net investment income/(loss)	$(44)	$(646)	$1,776	$(2,528)	$(3)	$(411)	$(516)	$(6)
Net realized gain/(loss) from investment and foreign currency transactions	27,517	14,373	175,454	71,810	(2)	14,967	12,431	(59)
Net realized gain/(loss) from futures contracts	–		–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	–	627	–	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(24,265)	12,663	(132,869)	205,930	85	(10,060)	12,066	(58)
Payment from affiliate (Note 2)	–	1	3	3	–	–	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,208	26,391	44,991	275,215	80	4,496	23,981	(122)
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	–	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	–	–	–	–	–	–
Net realized gain from investment transactions*
A Shares	–	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	–	–	–	–	–
Capital Share Transactions:
Shares sold
A Shares	36	18	304,387	28,421	343	1,325	308	1,063
C Shares	399	96	32,248	6,684	354	1,831	560	852
I Shares**	7,435	N/A	8,715	N/A	10	58	N/A	354
R Shares	–	10	7,448	10	250	239	10	336
S Shares**	38,129	50,577	633,996	342,086	285	27,863	39,291	413
Reinvested dividends and distributions
A Shares	–	–	–	–	–	–	–	–
C Shares	–	–	–	–	–	–	–	–
I Shares**	–	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	–	–	–	–	–	–
Shares repurchased
A Shares	(3)	–	(56,800)	(889)	(22)	(306)	(11)	(196)
C Shares	(387)	(557)	(5,321)	(2,440)	(10)	(469)	(282)	(66)
I Shares**	(7,510)	N/A	–	N/A	–	–	N/A	–
R Shares	–	–	(494)	–	–	(7)	–	–
S Shares**	(104,947)	(187,288)	(315,909)	(552,531)	–	(39,416)	(65,761)	(44)
Net Increase/(Decrease) from Capital Share Transactions	(66,848)	(137,144)	608,270	(178,659)	1,210	(8,882)	(25,885)	2,712
Net Increase/(Decrease) in Net Assets	(63,640)	(110,753)	653,261	96,556	1,290	(4,386)	(1,904)	2,590
Net Assets:
Beginning of period	219,646	330,399	1,140,319	1,043,763	–	99,591	101,495	–
End of period	$156,006	$219,646	$1,793,580	$1,140,319	$1,290	$95,205	$99,591	$2,590
Undistributed net investment income/(loss)*	$–	$(1)	$1,772	$–	$–	$(4)	$–	$(3)

*See Note 3 in Notes to Financial Statements.

**Effective November 28, 2005, the existing I Shares were renamed Class S Shares and a new Class I Shares commenced operations.

  (1)  Formerly named Janus Adviser Core Equity Fund.

See Notes to Financial Statements.

160 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31	Janus Adviser Growth and Income Fund		Janus Adviser Fundamental Equity Fund(1)		Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2006	2005
Operations:
Net investment income/(loss)	$2,915	$733	$75	$57	$25	$8,556	$10,714
Net realized gain/(loss) from investment and foreign currency transactions	13,862	22,235	5,125	4,304	(11)	34,617	48,934
Net realized gain/(loss) from futures contracts	–	–	–		–	–	–
Net realized gain/(loss) from short sales	–	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	–	–	–	–	(8)	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(6,640)	19,376	(987)	3,547	28	(13,645)	22,548
Payment from affiliate (Note 2)	6	1	10	–	–	10	8
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,143	42,345	4,223	7,908	34	29,538	82,204
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(11)	–	–	–	–	(8)	(1)
C Shares	(47)	–	–	–	–	(183)	(211)
I Shares**	–	N/A	–	N/A	–	–	N/A
R Shares	(13)	–	–	–	–	–	–
S Shares**	(2,335)	(544)	(56)	–	–	(8,203)	(11,248)
Net realized gain from investment transactions*
A Shares	(4)	–	(12)	–	–	(4)	–
C Shares	(125)	–	(946)	(253)	–	(356)	–
I Shares**	–	N/A	(1)	N/A	–	–	N/A
R Shares	(2)	–	(2)	–	–	–	–
S Shares**	(3,229)	–	(4,403)	(943)	–	(11,415)	–
Net Decrease from Dividends and Distributions	(5,766)	(544)	(5,420)	(1,196)	–	(20,169)	(11,460)
Capital Share Transactions:
Shares sold
A Shares	1,359	161	1,342	79	5,450	744	100
C Shares	3,040	749	4,292	627	3,938	2,217	840
I Shares**	27	N/A	121	N/A	60	10	N/A
R Shares	2,449	10	55	10	252	29	10
S Shares**	93,498	46,850	30,454	8,162	651	76,477	94,331
Reinvested dividends and distributions
A Shares	8	–	3	–	–	6	–
C Shares	137	–	778	192	–	419	154
I Shares**	–	N/A	1	N/A	–	–	N/A
R Shares	15	–	1	–	–	1	–
S Shares**	5,470	536	4,434	939	–	19,611	11,243
Shares repurchased
A Shares	(199)	(11)	(53)	(20)	(13)	(89)	(28)
C Shares	(3,820)	(5,294)	(1,016)	(2,639)	(79)	(2,782)	(6,012)
I Shares**	–	N/A	(5)	N/A	–	–	N/A
R Shares	(526)	–	(12)	–	–	(5)	–
S Shares**	(54,958)	(95,776)	(17,217)	(8,833)	(66)	(192,343)	(333,436)
Net Increase/(Decrease) from Capital Share Transactions	46,500	(52,775)	23,178	(1,483)	10,193	(95,705)	(232,798)
Net Increase/(Decrease) in Net Assets	50,877	(10,974)	21,981	5,229	10,227	(86,336)	(162,054)
Net Assets:
Beginning of period	225,473	236,447	45,959	40,730	–	612,909	774,963
End of period	$276,350	$225,473	$67,940	$45,959	$10,227	$526,573	$612,909
Undistributed net investment income/(loss)*	$433	$187	$82	$55	$23	$1,559	$1,397

Janus Adviser Series July 31, 2006 161

Statements of Changes in Net Assets (continued)

For the fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund(1)		Janus Adviser INTECH Risk-Managed Core Fund(2)		Janus Adviser INTECH Risk-Managed Value Fund(3)	Janus Adviser Mid Cap Value Fund
(all numbers in thousands)	2006	2005	2006	2005	2006(4)	2006	2005
Operations:
Net investment income/(loss)	$1,020	$48	$361	$73	$149	$2,827	$114
Net realized gain/(loss) from investment and foreign currency transactions	(2,567)	5,032	540	1,741	(57)	4,397	2,662
Net realized gain/(loss) from futures contracts	(288)	191	–	–	–	210	124
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(6,882)	4,886	(241)	1,358	747	859	6,141
Payment from affiliate (Note 2)	2	–	–	–	–	17	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,715)	10,157	660	3,172	839	8,310	9,044
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(22)	–	(54)	–	–	(477)	–
C Shares	–	–	(3)	–	–	(89)	–
I Shares**	(3)	N/A	–	N/A	–	–	N/A
R Shares	–	–	–	–	–	(2)	–
S Shares**	(22)	–	(53)	–	–	(290)	(22)
Net realized gain from investment transactions*
A Shares	(834)	(1)	(560)	(6)	–	(1,425)	(17)
C Shares	(400)	(362)	(594)	(598)	–	(471)	(154)
I Shares**	(101)	N/A	(1)	N/A	–	–	N/A
R Shares	(1)	(1)	(1)	(1)	–	(17)	(1)
S Shares**	(4,425)	(3,568)	(877)	(884)	–	(1,317)	(1,647)
Net Decrease from Dividends and Distributions	(5,808)	(3,932)	(2,143)	(1,489)	–	(4,088)	(1,841)
Capital Share Transactions:
Shares sold
A Shares	21,658	12,453	15,662	3,387	250	180,836	24,602
C Shares	9,049	4,517	10,001	3,407	252	21,998	7,404
I Shares**	262,895	N/A	54,991	N/A	20,946	26,148	N/A
R Shares	5	10	–	10	250	1,570	903
S Shares**	89,493	58,540	15,954	3,191	250	46,803	27,019
Redemption fees
I Shares**	29	N/A	–	N/A	–	N/A	N/A
R Shares	–	–	–	–	–	N/A	N/A
S Shares**	5	4	5	1	–	N/A	N/A
Reinvested dividends and distributions
A Shares	632	1	141	1	–	1,830	16
C Shares	146	363	196	590	–	295	142
I Shares**	104	N/A	1	N/A	–	–	N/A
R Shares	1	1	1	1	–	18	1
S Shares**	4,418	3,546	861	877	–	1,536	1,583
Shares repurchased(5)
A Shares	(2,997)	(108)	(2,802)	(96)	–	(18,698)	(260)
C Shares	(6,582)	(332)	(6,518)	(66)	–	(2,037)	(429)
I Shares**	(9,098)	N/A	(504)	N/A	(3,000)	(1,105)	N/A
R Shares	–	–	–	–	–	(376)	(284)
S Shares**	(42,745)	(38,800)	(10,603)	(166)	–	(18,242)	(14,879)
Net Increase/(Decrease) from Capital Share Transactions	327,013	40,195	77,386	11,137	18,948	240,576	45,818
Net Increase/(Decrease) in Net Assets	312,490	46,420	75,903	12,820	19,787	244,798	53,021
Net Assets:
Beginning of period	97,812	51,392	25,078	12,258	–	78,908	25,887
End of period	$410,302	$97,812	$100,981	$25,078	$19,787	$323,706	$78,908
Undistributed net investment income/(loss)*	$1,019	$48	$325	$73	$149	$1,845	$105

*See Note 3 in Notes to Financial Statements.

**Effective November 28, 2005, the existing I Shares were renamed Class S Shares and a new Class I Shares commenced operations.

  (1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (3)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (4)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

162 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31	Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund		Janus Adviser Flexible Bond Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$(122)	$(44)	$3,775	$3,566	$6,425	$1,745	$1,988	$2,508
Net realized gain/(loss) from investment and foreign currency transactions	633	838	69,364	38,203	77,149	49,713	(808)	1,114
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	8	(418)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	249	3,551	(44,455)	18,696	40,454	31,291	(802)	(372)
Payment from affiliate (Note 2)	–	–	2	2	3	6	5	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	760	4,345	28,686	60,467	124,031	82,755	391	2,832
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	–	–	–	–	(17)	–	(12)	(1)
C Shares	–	–	(2)	–	(14)	(5)	(172)	(302)
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	–	–	–	–	–	–	–	–
S Shares**	–	–	(3,481)	(2,268)	(2,312)	(1,897)	(1,898)	(2,624)
Net realized gain from investment transactions*
A Shares	(4)	(1)	–	–	–	–	–	–
C Shares	(28)	(26)	–	–	–	–	(39)	(112)
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	(95)	(1)	–	–	–	–	–	–
S Shares**	(679)	(1,097)	–	–	–	–	(389)	(778)
Net Decrease from Dividends and Distributions	(806)	(1,125)	(3,483)	(2,268)	(2,343)	(1,902)	(2,510)	(3,817)
Capital Share Transactions:
Shares sold
A Shares	393	15	21	39	24,267	81	1,051	86
C Shares	369	375	42	27	26,796	570	617	402
I Shares**	305	N/A	10	N/A	14,097	N/A	10	N/A
R Shares	1,976	2,351	–	10	841	10	–	10
S Shares**	18,326	11,836	45,496	105,724	305,624	110,105	9,599	14,646
Redemption fees
I Shares**	N/A	N/A	–	N/A	2	N/A	N/A	N/A
R Shares	N/A	N/A	–	–	2	–	N/A	N/A
S Shares**	N/A	N/A	18	19	127	11	N/A	N/A
Reinvested dividends and distributions
A Shares	–	1	–	–	2	–	11	1
C Shares	19	25	2	–	10	4	143	227
I Shares**	–	N/A	–	N/A	–	N/A	–	N/A
R Shares	94	1	–	–	–	–	–	1
S Shares**	657	1,057	3,473	2,263	2,281	1,872	2,264	3,366
Shares repurchased(5)
A Shares	(41)	–	(12)	–	(4,835)	(5)	(147)	(11)
C Shares	(207)	(90)	(162)	(115)	(1,260)	(693)	(1,693)	(4,742)
I Shares**	(35)	N/A	–	N/A	(2,962)	N/A	–	N/A
R Shares	(717)	–	–	–	(176)	–	–	–
S Shares**	(13,594)	(8,444)	(391,091)	(413,720)	(170,709)	(192,812)	(21,481)	(34,757)
Net Increase/(Decrease) from Capital Share Transactions	7,545	7,127	(342,203)	(305,753)	194,107	(80,857)	(9,626)	(20,771)
Net Increase/(Decrease) in Net Assets	7,499	10,347	(317,000)	(247,554)	315,795	(4)	(11,745)	(21,756)
Net Assets:
Beginning of period	25,593	15,246	462,354	709,908	299,490	299,494	58,348	80,104
End of period	$33,092	$25,593	$145,354	$462,354	$615,285	$299,490	$46,603	$58,348
Undistributed net investment income/(loss)*	$(1)	$–	$2,600	$2,490	$3,901	$1,325	$4	$39

  (5)  During the fiscal year ended July 31, 2005, Janus Adviser Flexible Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $3,973,841 on the date of redemption.

Janus Adviser Series July 31, 2006 163

Statements of Changes in Net Assets (continued)

For the fiscal year or period ended July 31	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
(all numbers in thousands)	2006	2006	2005
Operations:
Net investment income/(loss)	$156	$340	$229
Net realized gain/(loss) from investment and foreign currency transactions	(34)	–	–
Net realized gain/(loss) from futures contracts	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(35)	–	–
Payment from affiliate (Note 2)	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	87	340	229
Dividends and Distributions to Shareholders:
Net investment income*
A Shares	(45)	(1)	–
C Shares	(35)	(3)	–
I Shares**	–	N/A	N/A
R Shares	(37)	N/A	N/A
S Shares**	(39)	(336)	(229)
Net realized gain from investment transactions*
A Shares	–	–	–
C Shares	–	–	–
I Shares**	–	N/A	N/A
R Shares	–	N/A	N/A
S Shares**	–	–	–
Net Decrease from Dividends and Distributions	(156)	(340)	(229)
Capital Share Transactions:
Shares sold
A Shares	818	195	15
C Shares	646	267	52
I Shares**	10	N/A	N/A
R Shares	625	N/A	N/A
S Shares**	655	7,979	7,057
Redemption Fees
I Shares**	–	N/A	N/A
R Shares	–	N/A	N/A
S Shares**	–	N/A	N/A
Reinvested dividends and distributions
A Shares	40	1	–
C Shares	35	3	–
I Shares**	–	N/A	N/A
R Shares	37	N/A	N/A
S Shares**	39	333	226
Shares repurchased
A Shares	–	(10)	(5)
C Shares	–	(49)	(79)
I Shares**	–	N/A	N/A
R Shares	–	N/A	N/A
S Shares**	(31)	(8,516)	(13,724)
Net Increase/(Decrease) from Capital Share Transactions	2,874	203	(6,458)
Net Increase/(Decrease) in Net Assets	2,805	203	(6,458)
Net Assets:
Beginning of period	–	10,102	16,560
End of period	$2,805	$10,305	$10,102
Undistributed net investment income/(loss)*	$–	$–	$–

*See Note 3 in Notes to Financial Statements.

**Effective November 28, 2005, the existing I Shares were renamed Class S Shares and a new Class I Shares commenced operations.

See Notes to Financial Statements.

164 Janus Adviser Series July 31, 2006

Financial Highlights – A Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund
	2006	2005(1)	2006		2005(1)
Net Asset Value, Beginning of Period	$21.07	$18.80	$27.41		$22.32
Income from Investment Operations:
Net investment income/(loss)	.01	.05	.06		.02
Net gain/(loss) on securities (both realized and unrealized)	.23	2.22	.97		5.07
Total from Investment Operations	.24	2.27	1.03		5.09
Less Distributions:
Dividends from net investment income*	–	–	–		–
Distributions from net realized gains*	–	–	–		–
Total Distributions	–	–	–		–
Net Asset Value, End of Period	$21.31	$21.07	$28.44		$27.41
Total Return**	1.14%	12.07%	3.76%		22.80%
Net Assets, End of Period (in thousands)	$52	$20	$285,721		$30,042
Average Net Assets for the Period (in thousands)	$31	$14	$216,262		$7,814
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.91%	0.93	%(3)	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.91%	0.91%	0.93	%(3)	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.32%	0.07%	0.39%		0.13%
Portfolio Turnover Rate***	81%	62%	55%		45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	.03	.02	.04
Net gain/(loss) on securities (both realized and unrealized)	.85	1.26	5.00
Total from Investment Operations	.88	1.28	5.04
Less Distributions:
Dividends from net investment income*	–	–	–
Distributions from net realized gains*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.88	$28.07	$26.79
Total Return**	8.80%	4.78%	23.17%
Net Assets, End of Period (in thousands)	$342	$1,349	$325
Average Net Assets for the Period (in thousands)	$300	$817	$164
Ratio of Gross Expenses to Average Net Assets***(2)	1.55%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	1.48%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.07%	(0.12)%	(0.28)%
Portfolio Turnover Rate***	57%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.92% and 0.92%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 165

Financial Highlights – A Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
	2006	2006		2005(1)
Net Asset Value, Beginning of Period	$10.00	$17.29		$14.64
Income from Investment Operations:
Net investment income/(loss)	.01	.24		.07
Net gain/(loss) on securities (both realized and unrealized)	.64	.62		2.65
Total from Investment Operations	.65	.86		2.72
Less Distributions and Other:
Dividends from net investment income*	–	(.24)		(.07)
Distributions from net realized gains*	–	(.23)		–
Payment from affiliate	–	.03		–
Total Distributions and Other	–	(.44)		(.07)
Net Asset Value, End of Period	$10.65	$17.71		$17.29
Total Return**	6.50%	5.08	%(2)	18.62%
Net Assets, End of Period (in thousands)	$808	$1,251		$158
Average Net Assets for the Period (in thousands)	$513	$657		$72
Ratio of Gross Expenses to Average Net Assets***(3)	1.52%	1.09%		0.98%
Ratio of Net Expenses to Average Net Assets***(3)	1.47%	1.09%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	1.76%		0.46%
Portfolio Turnover Rate***	261%	42%		43%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund(4)			Janus Adviser Contrarian Fund
	2006		2005(1)	2006
Net Asset Value, Beginning of Period	$19.58		$17.05	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03		.05	.03
Net gain/(loss) on securities (both realized and unrealized)	1.92		3.01	.98
Total from Investment Operations	1.95		3.06	1.01
Less Distributions and Other:
Dividends from net investment income*	(.05)		–	–
Distributions from net realized gains*	(2.08)		(.53)	(.01)
Payment from affiliate	–	(5)	–	–	(5)
Total Distributions and Other	(2.13)		(.53)	(.01)
Net Asset Value, End of Period	$19.40		$19.58	$11.00
Total Return**	10.05	%(6)	18.19%	10.09	%(7)
Net Assets, End of Period (in thousands)	$1,311		$64	$5,565
Average Net Assets for the Period (in thousands)	$458		$50	$1,185
Ratio of Gross Expenses to Average Net Assets***(3)	0.96%		0.96%	1.43%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%		0.95%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%		0.42%	1.37%
Portfolio Turnover Rate***	48%		80%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.17%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Formerly named Janus Adviser Core Equity Fund.

(5)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

166 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Balanced Fund			Janus Adviser INTECH Risk-Managed Growth Fund(1)
	2006	2005(2)		2006		2005(2)
Net Asset Value, Beginning of Period	$25.95	$23.80		$13.32		$12.56
Income from Investment Operations:
Net investment income/(loss)	.66	.30		.06		–	(3)
Net gain/(loss) on securities (both realized and unrealized)	.75	2.21		.08		1.59
Total from Investment Operations	1.41	2.51		.14		1.59
Less Distributions and Other:
Dividends from net investment income*	(.66)	(.36)		(.02)		–
Distributions from net realized gains*	(.54)	–		(.63)		(.88)
Payment from affiliate	–	–	(4)	–	(4)	.05
Total Distributions and Other	(1.20)	(.36)		(.65)		(.83)
Net Asset Value, End of Period	$26.16	$25.95		$12.81		$13.32
Total Return**	5.53%	10.59	%(5)	0.84	%(6)	13.36	%(7)
Net Assets, End of Period (in thousands)	$728	$75		$30,875		$12,887
Average Net Assets for the Period (in thousands)	$370	$69		$22,793		$2,766
Ratio of Gross Expenses to Average Net Assets***(8)	0.82%	0.83%		0.85%		0.86%
Ratio of Net Expenses to Average Net Assets***(8)	0.82%	0.82%		0.85%		0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.87%	1.81%		0.61%		0.17%
Portfolio Turnover Rate***	49%	47%		100%		106%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund(9)		Janus Adviser INTECH Risk-Managed Value Fund(10)
	2006	2005(2)	2006(11)
Net Asset Value, Beginning of Period	$13.92	$13.18	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.02	.09
Net gain/(loss) on securities (both realized and unrealized)	.66	2.20	.55
Total from Investment Operations	.78	2.22	.64
Less Distributions:
Dividends from net investment income*	(.12)	–	–
Distributions from net realized gains*	(1.31)	(1.48)	–
Total Distributions	(1.43)	(1.48)	–
Net Asset Value, End of Period	$13.27	$13.92	$10.64
Total Return**	5.69%	17.66%	6.40%
Net Assets, End of Period (in thousands)	$16,014	$3,455	$266
Average Net Assets for the Period (in thousands)	$9,771	$825	$256
Ratio of Gross Expenses to Average Net Assets***(8)	0.85%	0.87%	0.85%
Ratio of Net Expenses to Average Net Assets***(8)	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.78%	0.90%	1.48%
Portfolio Turnover Rate***	98%	80%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(8)  See Note 4 in Notes to Financial Statements.

(9)  Formerly named Janus Adviser Risk-Managed Core Fund.

(10)  Formerly named Janus Adviser Risk-Managed Value Fund.

(11)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 167

Financial Highlights – A Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund				Janus Advise Small Company Value Fund
	2006		2005(1)		2006	2005(1)
Net Asset Value, Beginning of Period	$16.09		$14.25		$14.68	$12.94
Income from Investment Operations:
Net investment income/(loss)	.23		.03		–	.01
Net gain/(loss) on securities (both realized and unrealized)	.83		2.54		.62	2.53
Total from Investment Operations	1.06		2.57		.62	2.54
Less Distributions and Other:
Dividends from net investment income*	(.15)		(.01)		–	–
Distributions from net realized gains*	(.43)		(.72)		(.49)	(.80)
Payment from affiliate	–	(2)	–	(2)	–	–
Total Distributions and Other	(.58)		(.73)		(.49)	(.80)
Net Asset Value, End of Period	$16.57		$16.09		$14.81	$14.68
Total Return**	6.71	%(3)	18.50	%(4)	4.47%	20.26%
Net Assets, End of Period (in thousands)	$192,348		$25,884		$361	$18
Average Net Assets for the Period (in thousands)	$106,914		$6,677		$147	$13
Ratio of Gross Expenses to Average Net Assets***(5)	0.99%		1.00%		1.46%	1.50%
Ratio of Net Expenses to Average Net Assets***(5)	0.99%		0.99%		1.44%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.60%		0.49%		(0.30)%	(0.12)%
Portfolio Turnover Rate***	67%		71%		53%	45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund
	2006	2005(1)	2006		2005(1)
Net Asset Value, Beginning of Period	$27.50	$24.88	$31.33		$24.80
Income from Investment Operations:
Net investment income/(loss)	.46	.23	.43		.27
Net gain/(loss) on securities (both realized and unrealized)	.72	2.52	12.00		6.45
Total from Investment Operations	1.18	2.75	12.43		6.72
Less Distributions and Other:
Dividends from net investment income*	(.31)	(.13)	(.35)		(.19)
Distributions from net realized gains*	–	–	–		–
Payment from affiliate	–	–	–	(2)	–
Total Distributions and Other	(.31)	(.13)	(.35)		(.19)
Net Asset Value, End of Period	$28.37	$27.50	$43.41		$31.33
Total Return**	4.26%	11.05%	39.84	%(4)	27.19%
Net Assets, End of Period (in thousands)	$50	$40	$19,442		$82
Average Net Assets for the Period (in thousands)	$45	$21	$8,012		$28
Ratio of Gross Expenses to Average Net Assets***(5)	0.91%	0.91%	1.00%		0.99%
Ratio of Net Expenses to Average Net Assets***(5)	0.90%	0.90%	0.98%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.45%	1.18%	1.42%		1.24%
Portfolio Turnover Rate***	48%	33%	65%		50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

168 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund				Janus Adviser High-Yield Fund
	2006		2005(1)		2006
Net Asset Value, Beginning of Period	$12.12		$12.53		$10.00
Income from Investment Operations:
Net investment income/(loss)	.52		.43		.62
Net gain/(loss) on securities (both realized and unrealized)	(.38)		(.24)		(.26)
Total from Investment Operations	.14		.19		.36
Less Distributions and Other:
Dividends from net investment income*	(.52)		(.44)		(.62)
Distributions from net realized gains*	(.10)		(.16)		–
Payment from affiliate	–	(2)	–	(2)	–
Total Distributions and Other	(.62)		(.60)		(.62)
Net Asset Value, End of Period	$11.64		$12.12		$9.74
Total Return**	1.16	%(3)	1.90	%(4)	3.71%
Net Assets, End of Period (in thousands)	$984		$76		$841
Average Net Assets for the Period (in thousands)	$265		$27		$708
Ratio of Gross Expenses to Average Net Assets***(5)	0.81%		0.81%		1.27%
Ratio of Net Expenses to Average Net Assets***(5)	0.80%		0.80%		1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.39%		3.93%		6.39%
Portfolio Turnover Rate***	140	%(6)	186	%(6)	162%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Money Market Fund
	2006	2005(1)
Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities (both realized and unrealized)	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends from net investment income*	(.04)	(.02)
Distributions from net realized gains*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	4.06%	1.78%
Net Assets, End of Period (in thousands)	$196	$10
Average Net Assets for the Period (in thousands)	$22	$11
Ratio of Gross Expenses to Average Net Assets***(5)	0.69%	0.62%
Ratio of Net Expenses to Average Net Assets***(5)	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.53%	2.15%
Portfolio Turnover Rate***

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 142% in 2006 and 195% in 2005.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 169

Financial Highlights – C Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund						Janus Adviser Forty Fund
	2006	2005		2004		2003(1)	2006		2005	2004	2003(1)
Net Asset Value, Beginning of Period	$21.13	$19.22		$17.68		$15.28	$27.25		$21.21	$19.69	$18.00
Income from Investment Operations:
Net investment income/(loss)	(.10)	(.13)		(.11)		(.01)	.06		(.06)	(.16)	(.06)
Net gain/(loss) on securities (both realized and unrealized)	.19	2.04		1.65		2.41	.76		6.10	1.68	1.75
Total from Investment Operations	.09	1.91		1.54		2.40	.82		6.04	1.52	1.69
Less Distributions and Other:
Dividends from net investment income*	–	–		–		–	–		–	–	–
Distributions from net realized gains*	–	–		–		–	–		–	–	–
Payment from affiliate	–	–	(2)	–	(2)	–	–	(2)	–	–	–
Total Distributions and Other	–	–		–		–	–		–	–	–
Net Asset Value, End of Period	$21.22	$21.13		$19.22		$17.68	$28.07		$27.25	$21.21	$19.69
Total Return**	0.43%	9.94	%(3)	8.71	%(4)	15.84%	3.01	%(4)	28.48%	7.72%	9.39%
Net Assets, End of Period (in thousands)	$2,291	$2,258		$2,498		$2,880	$51,976		$24,766	$15,818	$20,993
Average Net Assets for the Period (in thousands)	$2,394	$2,311		$2,859		$1,567	$39,687		$18,839	$19,307	$13,963
Ratio of Gross Expenses to Average Net Assets***(5)	1.66%	1.66%		1.67%		1.67%	1.68	%(6)	1.67%	1.67%	1.68%
Ratio of Net Expenses to Average Net Assets***(5)	1.66%	1.66%		1.67%		1.67%	1.68	%(6)	1.67%	1.67%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.50)%	(0.73)%		(0.89)%		(0.85)%	(0.40)%		(0.72)%	(0.76)%	(0.71)%
Portfolio Turnover Rate***	81%	62%		27%		43%	55%		45%	38%	41%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund				Janus Adviser Small-Mid Growth Fund
	2006	2006	2005	2004	2003(1)	2006
Net Asset Value, Beginning of Period	$10.00	$26.57	$21.06	$18.42	$15.27	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.11)	(.12)	.14	(.02)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	.83	1.17	5.63	2.50	3.17	.62
Total from Investment Operations	.80	1.06	5.51	2.64	3.15	.58
Less Distributions and Other:
Dividends from net investment income*	–	–	–	–	–	–
Distributions from net realized gains*	–	–	–	–	–	–
Payment from affiliate	–	–	–	–	–	.01
Total Distributions and Other	–	–	–	–	–	.01
Net Asset Value, End of Period	$10.80	$27.63	$26.57	$21.06	$18.42	$10.59
Total Return**	8.00%	3.99%	26.16%	14.33%	20.63%	5.90	%(7)
Net Assets, End of Period (in thousands)	$361	$4,169	$2,740	$1,932	$530	$737
Average Net Assets for the Period (in thousands)	$291	$3,597	$2,281	$1,439	$350	$443
Ratio of Gross Expenses to Average Net Assets***(5)	2.31%	1.65%	1.65%	1.66%	1.66%	2.28%
Ratio of Net Expenses to Average Net Assets***(5)	2.22%	1.65%	1.65%	1.66%	1.66%	2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.66)%	(0.88)%	(1.00)%	(1.12)%	(1.07)%	(0.79)%
Portfolio Turnover Rate***	57%	43%	32%	30%	43%	261%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.67% and 1.67%, respectively, without the inclusion of dividends on short positions.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.09%.

See Notes to Financial Statements.

170 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund						Janus Adviser Fundamental Equity Fund(1)
	2006		2005		2004	2003(2)	2006		2005		2004	2003(2)
Net Asset Value, Beginning of Period	$17.33		$14.49		$13.39	$11.57	$19.48		$16.69		$14.74	$12.96
Income from Investment Operations:
Net investment income/(loss)	.09		(.10)		(.08)	(.01)	.02		(.08)		(.08)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	.67		2.94		1.18	1.83	1.78		3.40		2.03	1.81
Total from Investment Operations	.76		2.84		1.10	1.82	1.80		3.32		1.95	1.78
Less Distributions and Other:
Dividends from net investment income*	(.09)		–		– (3)	– (3)	–		–		–	–
Distributions from net realized gains*	(.23)		–		–	–	(2.08)		(.53)		–	–
Payment from affiliate	.01		–	(4)	–	–	–	(4)	–	(4)	–	–
Total Distributions and Other	(.31)		–		–	–	(2.08)		(.53)		–	–
Net Asset Value, End of Period	$17.78		$17.33		$14.49	$13.39	$19.20		$19.48		$16.69	$14.74
Total Return**	4.42	%(5)	19.60	%(6)	8.22%	15.74%	9.30	%(7)	20.12	%(6)	13.23%	13.73%
Net Assets, End of Period (in thousands)	$8,615		$9,009		$11,753	$12,805	$12,575		$8,759		$9,252	$10,261
Average Net Assets for the Period (in thousands)	$9,859		$10,038		$13,658	$6,061	$10,393		$8,621		$10,439	$6,671
Ratio of Gross Expenses to Average Net Assets***(8)	1.66%		1.80%		1.72%	1.73%	1.70%		1.70%		1.75%	2.10%
Ratio of Net Expenses to Average Net Assets***(8)	1.66%		1.80%		1.72%	1.73%	1.70%		1.70%		1.75%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%		(0.25)%		(0.53)%	(0.18)%	(0.28)%		(0.26)%		(0.61)%	(0.70)%
Portfolio Turnover Rate***	42%		43%		46%	37%	48%		80%		63%	71%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund					Janus Adviser INTECH Risk-Managed Growth Fund(9)
	2006	2006	2005		2004	2003(2)	2006		2005	2004		2003(10)
Net Asset Value, Beginning of Period	$10.00	$26.27	$23.72		$22.18	$20.88	$13.10		$12.14	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.28	.29		.25	.15	–		.02	(.06)		(.05)
Net gain/(loss) on securities (both realized and unrealized)	.91	.94	2.53		1.48	1.28	.04		1.82	1.40		1.15
Total from Investment Operations	.92	1.22	2.82		1.73	1.43	.04		1.84	1.34		1.10
Less Distributions and Other:
Dividends from net investment income*	–	(.27)	(.27)		(.19)	(.13)	–		–	–		–
Distributions from net realized gains*	(.01)	(.54)	–		–	–	(.63)		(.88)	(.30)		–
Payment from affiliate	–	–	–	(4)	–	–	–	(4)	–	–	(4)	–
Total Distributions and Other	(.01)	(.81)	(.27)		(.19)	(.13)	(.63)		(.88)	(.30)		–
Net Asset Value, End of Period	$10.91	$26.68	$26.27		$23.72	$22.18	$12.51		$13.10	$12.14		$11.10
Total Return**	9.19%	4.70%	11.96	%(6)	7.79%	6.92%	0.11	%(6)	15.44%	12.16	%(11)	11.00%
Net Assets, End of Period (in thousands)	$3,730	$17,882	$17,764		$20,822	$31,430	$12,131		$10,170	$5,016		$4,645
Average Net Assets for the Period (in thousands)	$1,229	$18,036	$19,165		$26,404	$19,574	$10,135		$6,173	$4,804		$3,874
Ratio of Gross Expenses to Average Net Assets***(8)	2.20%	1.57%	1.57%		1.66%	1.67%	1.60%		1.60%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(8)	2.17%	1.57%	1.57%		1.66%	1.67%	1.60%		1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	1.02%	1.09%		0.92%	1.06%	(0.16)%		(0.39)%	(1.06)%		(1.41)%
Portfolio Turnover Rate***	37%	49%	47%		92%	67%	100%		106%	92%		62%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Period from September 30, 2002 (inception date) through July 31, 2003.

(3)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(8)  See Note 4 in Notes to Financial Statements.

(9)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(10)  Period from January 2, 2003 (inception date) through July 31, 2003.

(11)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 171

Financial Highlights – C Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund(1)					Janus Adviser INTECH Risk-Managed Value Fund(2)	Janus Adviser Mid Cap Value Fund
	2006	2005	2004		2003(3)	2006(4)	2006		2005		2004		2003(5)
Net Asset Value, Beginning of Period	$13.69	$12.62	$10.86		$10.00	$10.00	$15.92		$13.82		$11.39		$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04	(.04)		(.02)	.04	.14		.01		(.01)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	.65	2.51	2.00		.88	.56	.78		2.80		2.67		1.41
Total from Investment Operations	.67	2.55	1.96		.86	.60	.92		2.81		2.66		1.39
Less Distributions and Other:
Dividends from net investment income*	(.01)	–	–		–	–	(.08)		–		–		–
Distributions from net realized gains*	(1.31)	(1.48)	(.20)		–	–	(.43)		(.72)		(.24)		–
Payment from affiliate	–	–	–	(6)	–	–	–	(6)	.01		.01		–
Total Distributions and Other	(1.32)	(1.48)	(.20)		–	–	(.51)		(.71)		(.23)		–
Net Asset Value, End of Period	$13.04	$13.69	$12.62		$10.86	$10.60	$16.33		$15.92		$13.82		$11.39
Total Return**	4.87%	21.00%	18.18	%(7)	8.60%	6.00%	5.92	%(8)	20.84	%(9)	23.59	%(9)	13.90%
Net Assets, End of Period (in thousands)	$12,659	$9,497	$4,920		$4,423	$267	$30,422		$9,700		$1,868		$608
Average Net Assets for the Period (in thousands)	$8,683	$6,403	$4,746		$3,838	$256	$20,534		$4,035		$817		$313
Ratio of Gross Expenses to Average Net Assets***(10)	1.60%	1.61%	1.89%		2.25%	1.60%	1.74%		1.74%		1.86%		2.26%
Ratio of Net Expenses to Average Net Assets***(10)	1.60%	1.60%	1.89%		2.25%	1.60%	1.74%		1.74%		1.86%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	0.14%	(0.53)%		(0.71)%	0.73%	0.90%		(0.24)%		(0.38)%		(0.91)%
Portfolio Turnover Rate***	98%	80%	74%		64%	98%	67%		71%		63%		157%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small Company Value Fund					Janus Adviser Worldwide Fund
	2006	2005	2004		2003(11)	2006	2005	2004	2003(12)
Net Asset Value, Beginning of Period	$14.48	$12.21	$10.56		$8.89	$27.80	$25.31	$23.79	$21.37
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.04)	(.03)		.01	.20	.03	(.10)	.09
Net gain/(loss) on securities (both realized and unrealized)	.55	3.11	1.79		1.66	.77	2.46	1.69	2.33
Total from Investment Operations	.50	3.07	1.76		1.67	.97	2.49	1.59	2.42
Less Distributions and Other:
Dividends from net investment income*	–	–	–		–	(.06)	–	(.07)	–
Distributions from net realized gains*	(.49)	(.80)	(.15)		–	–	–	–	–
Payment from affiliate	–	–	.04		–	–	–	–	–
Total Distributions and Other	(.49)	(.80)	(.11)		–	(.06)	–	(.07)	–
Net Asset Value, End of Period	$14.49	$14.48	$12.21		$10.56	$28.71	$27.80	$25.31	$23.79
Total Return**	3.68%	25.78%	17.10	%(13)	18.79%	3.48%	9.84%	6.68%	11.32%
Net Assets, End of Period (in thousands)	$937	$762	$357		$18	$707	$795	$806	$832
Average Net Assets for the Period (in thousands)	$868	$512	$191		$12	$776	$823	$894	$708
Ratio of Gross Expenses to Average Net Assets***(10)	2.22%	2.25%	2.25%		2.25%	1.66%	1.65%	1.70%	1.70%
Ratio of Net Expenses to Average Net Assets***(10)	2.22%	2.24%	2.25%		2.25%	1.65%	1.65%	1.70%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.94)%	(0.73)%	(0.74)%		(2.30)%	0.74%	0.14%	(0.23)%	0.55%
Portfolio Turnover Rate***	53%	45%	67%		45%	48%	33%	153%	95%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Core Fund.

(2)  Formerly named Janus Adviser Risk-Managed Value Fund.

(3)  Period from January 2, 2003 (inception date) through July 31, 2003.

(4)  Period from December 30, 2005 (inception date) through July 31, 2006.

(5)  Period from December 31, 2002 (inception date) through July 31, 2003.

(6)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(9)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(10)  See Note 4 in Notes to Financial Statements.

(11)  Period from April 21, 2003 (inception date) through July 31, 2003.

(12)  Period from September 30, 2002 (inception date) through July 31, 2003.

(13) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

See Notes to Financial Statements.

172 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser International Growth Fund						Janus Adviser Flexible Bond Fund
	2006		2005	2004		2003(1)	2006		2005		2004	2003(1)
Net Asset Value, Beginning of Period	$31.92		$24.30	$20.23		$17.92	$12.08		$12.30		$12.41	$12.38
Income from Investment Operations:
Net investment income/(loss)	.23		.01	.01		.06	.43		.39		.47	.34
Net gain/(loss) on securities (both realized and unrealized)	12.12		7.67	4.19		2.25	(.38)		(.01)		.02	.02
Total from Investment Operations	12.35		7.68	4.20		2.31	.05		.38		.49	.36
Less Distributions and Other:
Dividends from net investment income*	(.12)		(.06)	(.13)		–	(.43)		(.44)		(.42)	(.33)
Distributions from net realized gains*	–		–	–		–	(.10)		(.16)		(.18)	–
Payment from affiliate	–	(2)	–	–	(2)	–	–	(2)	–	(2)	–	–
Total Distributions and Other	(.12)		(.06)	(.13)		–	(.53)		(.60)		(.60)	(.33)
Net Asset Value, End of Period	$44.15		$31.92	$24.30		$20.23	$11.60		$12.08		$12.30	$12.41
Total Return**	38.76	%(3)	31.64%	20.75	%(3)	12.89%	0.42	%(4)	3.37	%(3)	3.91%	2.92%
Net Assets, End of Period (in thousands)	$28,905		$2,448	$1,975		$1,375	$4,433		$5,561		$9,798	$20,294
Average Net Assets for the Period (in thousands)	$11,720		$2,114	$1,839		$1,314	$4,744		$7,787		$14,662	$10,230
Ratio of Gross Expenses to Average Net Assets***(5)	1.75%		1.73%	1.74%		1.74%	1.55%		1.55%		1.69%	1.71%
Ratio of Net Expenses to Average Net Assets***(5)	1.73%		1.73%	1.74%		1.74%	1.55%		1.55%		1.69%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%		0.08%	0.08%		0.39%	3.44%		3.20%		3.29%	3.05%
Portfolio Turnover Rate***	65%		50%	80%		109%	140	%(6)	186	%(6)	160%	168%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
	2006	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$10.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.54	.04	.02	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	(.27)	–	–	–	–
Total from Investment Operations	.27	.04	.02	.01	.01
Less Distributions:
Dividends from net investment income*	(.54)	(.04)	(.02)	(.01)	(.01)
Distributions from net realized gains*	–	–	–	–	–
Total Distributions	(.54)	(.04)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$9.73	$1.00	$1.00	$1.00	$1.00
Total Return**	2.85%	4.06%	1.95%	0.62%	0.70%
Net Assets, End of Period (in thousands)	$664	$231	$10	$37	$173
Average Net Assets for the Period (in thousands)	$626	$57	$26	$67	$464
Ratio of Gross Expenses to Average Net Assets***(5)	2.02%	0.64%	0.61%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(5)	1.99%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.58%	4.57%	1.72%	0.59%	0.84%
Portfolio Turnover Rate***	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 142% in 2006 and 195% in 2005.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 173

Financial Highlights – I Shares

For a share outstanding during the period ended July 31, 2006	Janus Adviser Large Cap Growth Fund 2006(1)		Janus Adviser Forty Fund 2006(1)
Net Asset Value, Beginning of Period	$21.50		$28.80
Income from Investment Operations:
Net investment income/(loss)	3.84		.09
Net gain/(loss) on securities (both realized and unrealized)	(2.13)		(.49)
Total from Investment Operations	1.71		(.40)
Less Distributions:
Dividends from net investment income*	–		–
Distributions from net realized gains*	–		–
Total Distributions	–		–
Net Asset Value, End of Period	$23.21		$28.40
Total Return**	7.95	%(2)	(1.39)%
Net Assets, End of Period (in thousands)	$11		$8,532
Average Net Assets for the Period (in thousands)	$193		$5,846
Ratio of Gross Expenses to Average Net Assets***(3)	0.54%		0.69	%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.54%		0.69	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.34%		0.72%
Portfolio Turnover Rate***	81%		55%

For a share outstanding during the period ended July 31, 2006	Janus Adviser Orion Fund 2006(1)	Janus Adviser Mid Cap Growth Fund 2006(1)
Net Asset Value, Beginning of Period	$10.43	$27.98
Income from Investment Operations:
Net investment income/(loss)	.04	.05
Net gain/(loss) on securities (both realized and unrealized)	.42	(.09)
Total from Investment Operations	.46	(.04)
Less Distributions and Other:
Dividends from net investment income*	–	–
Distributions from net realized gains*	–	–
Payment from affiliate	–	.09
Total Distributions and Other	–	.09
Net Asset Value, End of Period	$10.89	$28.03
Total Return**	4.41%	0.18	%(5)
Net Assets, End of Period (in thousands)	$10	$57
Average Net Assets for the Period (in thousands)	$11	$22
Ratio of Gross Expenses to Average Net Assets***(3)	1.31%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%	0.11%
Portfolio Turnover Rate***	57%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  The total return for the period ended July 31, 2006 for Janus Adviser Large Cap Growth Fund - I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.68% and 0.68%, respectively, without the inclusion of dividends on short positions.

(5)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.28%.

See Notes to Financial Statements.

174 Janus Adviser Series July 31, 2006

For a share outstanding during the period ended July 31, 2006	Janus Adviser Small-Mid Growth Fund 2006(1)	Janus Adviser Growth and Income Fund 2006(1)
Net Asset Value, Beginning of Period	$10.38	$18.11
Income from Investment Operations:
Net investment income/(loss)	.01	.25
Net gain/(loss) on securities (both realized and unrealized)	.26	(.16)
Total from Investment Operations	.27	.09
Less Distributions:
Dividends from net investment income*	–	(.28)
Distributions from net realized gains*	–	(.23)
Total Distributions	–	(.51)
Net Asset Value, End of Period	$10.65	$17.69
Total Return**	2.60%	0.44%
Net Assets, End of Period (in thousands)	$334	$25
Average Net Assets for the Period (in thousands)	$121	$17
Ratio of Gross Expenses to Average Net Assets***(2)	1.34%	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	1.20%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	2.19%
Portfolio Turnover Rate***	261%	42%

For a share outstanding during the period ended July 31, 2006	Janus Adviser Fundamental Equity Fund(3) 2006(1)	Janus Adviser Contrarian Fund 2006(1)
Net Asset Value, Beginning of Period	$20.80	$10.43
Income from Investment Operations:
Net investment income/(loss)	.11	.06
Net gain/(loss) on securities (both realized and unrealized)	.60	.52
Total from Investment Operations	.71	.58
Less Distributions:
Dividends from net investment income*	(.06)	–
Distributions from net realized gains*	(2.08)	(.01)
Total Distributions	(2.14)	(.01)
Net Asset Value, End of Period	$19.37	$11.00
Total Return**	3.54%	5.55%
Net Assets, End of Period (in thousands)	$110	$58
Average Net Assets for the Period (in thousands)	$56	$32
Ratio of Gross Expenses to Average Net Assets***(2)	0.71%	1.21%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	1.61%
Portfolio Turnover Rate***	48%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3) Formerly named Janus Adviser Core Equity Fund.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 175

Financial Highlights – I Shares (continued)

For a share outstanding during the period ended July 31, 2006	Janus Adviser Balanced Fund 2006(2)	Janus Adviser INTECH Risk-Managed Growth Fund(1) 2006(2)
Net Asset Value, Beginning of Period	$26.55	$13.52
Income from Investment Operations:
Net investment income/(loss)	.38	.05
Net gain/(loss) on securities (both realized and unrealized)	.33	(.16)
Total from Investment Operations	.71	(.11)
Less Distributions:
Dividends from net investment income*	(.76)	(.02)
Distributions from net realized gains*	(.54)	(.63)
Redemption fees	N/A	– (3)
Total Distributions	(1.30)	(.65)
Net Asset Value, End of Period	$25.96	$12.76
Total Return**	2.73%	(0.99)%
Net Assets, End of Period (in thousands)	$10	$245,807
Average Net Assets for the Period (in thousands)	$10	$99,407
Ratio of Gross Expenses to Average Net Assets***(4)	0.57%	0.60%
Ratio of Net Expenses to Average Net Assets***(4)	0.57%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.03%	0.83%
Portfolio Turnover Rate***	49%	100%

For a share outstanding during the period ended July 31, 2006	Janus Adviser INTECH Risk-Managed Core Fund(5) 2006(2)	Janus Adviser INTECH Risk-Managed Value Fund(6) 2006(7)
Net Asset Value, Beginning of Period	$14.23	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19	.08
Net gain/(loss) on securities (both realized and unrealized)	.26	.58
Total from Investment Operations	.45	.66
Less Distributions
Dividends from net investment income*	(.14)	–
Distributions from net realized gains*	(1.31)	–
Redemption fees	–	–
Total Distributions	(1.45)	–
Net Asset Value, End of Period	$13.23	$10.66
Total Return**	3.21%	6.60%
Net Assets, End of Period (in thousands)	$54,444	$18,723
Average Net Assets for the Period (in thousands)	$32,814	$14,266
Ratio of Gross Expenses to Average Net Assets***(4)	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(4)	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%	1.70%
Portfolio Turnover Rate***	98%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Period from November 28, 2005 (inception date) through July 31, 2006.

(3)  Redemption fees aggregated less than $0.01 on a per share basis for the period ended.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Formerly named Janus Adviser Risk-Managed Core Fund.

(6)  Formerly named Janus Adviser Risk-Managed Value Fund.

(7)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

176 Janus Adviser Series July 31, 2006

For a share outstanding during the period ended July 31, 2006	Janus Adviser Mid Cap Value Fund 2006(1)	Janus Adviser Small Company Value Fund 2006(1)
Net Asset Value, Beginning of Period	$16.27	$14.05
Income from Investment Operations:
Net investment income/(loss)	.22	.02
Net gain/(loss) on securities (both realized and unrealized)	.63	1.22
Total from Investment Operations	.85	1.24
Less Distributions
Dividends from net investment income*	(.16)	–
Distributions from net realized gains*	(.43)	(.49)
Total Distributions	(.59)	(.49)
Net Asset Value, End of Period	$16.53	$14.80
Total Return**	5.40%	9.09%
Net Assets, End of Period (in thousands)	$24,836	$255
Average Net Assets for the Period (in thousands)	$11,613	$103
Ratio of Gross Expenses to Average Net Assets***(2)	0.75%	1.19%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.28%	(0.21)%
Portfolio Turnover Rate***	67%	53%

For a share outstanding during the period ended July 31, 2006	Janus Adviser Worldwide Fund 2006(1)	Janus Adviser International Growth Fund 2006(1)
Net Asset Value, Beginning of Period	$28.54	$35.86
Income from Investment Operations:
Net investment income/(loss)	.39	.50
Net gain/(loss) on securities (both realized and unrealized)	(.24)	7.34
Total from Investment Operations	.15	7.84
Less Distributions and Other:
Dividends from net investment income*	(.40)	(.37)
Distributions from net realized gains*	–	–
Redemption fees	–	.01
Payment from affiliate	–	–	(3)
Total Distributions and Other	(.40)	(.36)
Net Asset Value, End of Period	$28.29	$43.34
Total Return**	0.48%	22.05	%(4)
Net Assets, End of Period (in thousands)	$10	$10,565
Average Net Assets for the Period (in thousands)	$10	$6,278
Ratio of Gross Expenses to Average Net Assets***(2)	0.66%	0.75%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.03%	1.27%
Portfolio Turnover Rate***	48%	65%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 177

Financial Highlights – I Shares (continued)

For a share outstanding during the period ended July 31, 2006	Janus Adviser Flexible Bond Fund 2006(1)		Janus Adviser High-Yield Fund 2006(1)
Net Asset Value, Beginning of Period	$11.99		$9.72
Income from Investment Operations:
Net investment income/(loss)	.37		.46
Net gain/(loss) on securities (both realized and unrealized)	(.24)		.01
Total from Investment Operations	.13		.47
Less Distributions
Dividends from net investment income*	(.39)		(.46)
Distributions from net realized gains*	(.10)		–
Redemption fees	N/A		–
Total Distributions	(.49)		(.46)
Net Asset Value, End of Period	$11.63		$9.73
Total Return**	1.11%		4.92%
Net Assets, End of Period (in thousands)	$10		$10
Average Net Assets for the Period (in thousands)	$10		$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.52%		1.03%
Ratio of Net Expenses to Average Net Assets***(2)	0.52%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.52%		6.93%
Portfolio Turnover Rate***	140	%(3)	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 142% in 2006 and 195% in 2005.

See Notes to Financial Statements.

178 Janus Adviser Series July 31, 2006

Financial Highlights – R Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund
	2006	2005(1)	2006		2005(1)
Net Asset Value, Beginning of Period	$20.98	$18.80	$27.28		$22.32
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.03)	.05		(.05)
Net gain/(loss) on securities (both realized and unrealized)	.18	2.21	.85		5.01
Total from Investment Operations	.13	2.18	.90		4.96
Less Distributions:
Dividends from net investment income*	–	–	–		–
Distributions from net realized gains*	–	–	–		–
Total Distributions	–	–	–		–
Net Asset Value, End of Period	$21.11	$20.98	$28.18		$27.28
Total Return**	0.62%	11.60%	3.30%		22.22%
Net Assets, End of Period (in thousands)	$11	$11	$6,849		$12
Average Net Assets for the Period (in thousands)	$11	$11	$2,130		$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.41%	1.41%	1.45	%(3)	1.42%
Ratio of Net Expenses to Average Net Assets***(2)	1.41%	1.41%	1.44	%(3)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.44)%	0.05%		(0.51)%
Portfolio Turnover Rate***	81%	62%	55%		45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.02)	.01	(.03)
Net gain/(loss) on securities (both realized and unrealized)	.85	1.12	4.96
Total from Investment Operations	.83	1.13	4.93
Less Distributions:
Dividends from net investment income*	–	–	–
Distributions from net realized gains*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.83	$27.81	$26.68
Total Return**	8.30%	4.24%	22.67%
Net Assets, End of Period (in thousands)	$271	$234	$12
Average Net Assets for the Period (in thousands)	$267	$49	$11
Ratio of Gross Expenses to Average Net Assets***(2)	2.04%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(2)	1.97%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.64)%	(0.75)%
Portfolio Turnover Rate***	57%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.42% and 1.42%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 179

Financial Highlights – R Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
	2006	2006	2005(1)
Net Asset Value, Beginning of Period	$10.00	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	(.03)	.21	.03
Net gain/(loss) on securities (both realized and unrealized)	.62	.60	2.63
Total from Investment Operations	.59	.81	2.66
Less Distributions:
Dividends from net investment income*	–	(.25)	(.02)
Distributions from net realized gains*	–	(.23)	–
Total Distributions	–	(.48)	(.02)
Net Asset Value, End of Period	$10.59	$17.61	$17.28
Total Return**	5.90%	4.65%	18.18%
Net Assets, End of Period (in thousands)	$345	$1,860	$12
Average Net Assets for the Period (in thousands)	$280	$661	$11
Ratio of Gross Expenses to Average Net Assets***(2)	2.02%	1.50%	1.46%
Ratio of Net Expenses to Average Net Assets***(2)	1.98%	1.49%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.60)%	1.53%	0.19%
Portfolio Turnover Rate***	261%	42%	43%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund(3)			Janus Adviser Contrarian Fund
	2006		2005(1)	2006
Net Asset Value, Beginning of Period	$19.49		$17.05	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01		–	.04
Net gain/(loss) on securities (both realized and unrealized)	1.84		2.97	.91
Total from Investment Operations	1.85		2.97	.95
Less Distributions and Other:
Dividends from net investment income*	(.02)		–	–
Distributions from net realized gains*	(2.08)		(.53)	(.01)
Payment from affiliate	–	(4)	–	–
Total Distributions and Other	(2.10)		(.53)	(.01)
Net Asset Value, End of Period	$19.24		$19.49	$10.94
Total Return**	9.57	%(5)	17.65%	9.49%
Net Assets, End of Period (in thousands)	$54		$12	$276
Average Net Assets for the Period (in thousands)	$26		$11	$270
Ratio of Gross Expenses to Average Net Assets***(2)	1.46%		1.45%	1.98%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%		1.45%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%		0.03%	0.46%
Portfolio Turnover Rate***	48%		80%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3) Formerly named Janus Adviser Core Equity Fund.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.

180 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Balanced Fund			Janus Adviser INTECH Risk-Managed Growth Fund(1)
	2006	2005(2)		2006	2005(2)
Net Asset Value, Beginning of Period	$25.92	$23.80		$13.24	$12.56
Income from Investment Operations:
Net investment income/(loss)	.37	.28		.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	.90	2.12		.07	1.57
Total from Investment Operations	1.27	2.40		.08	1.56
Less Distributions and Other:
Dividends from net investment income*	(.40)	(.28)		–	–
Distributions from net realized gains*	(.54)	–		(.63)	(.88)
Redemption fees	N/A	N/A		–	–
Payment from affiliate	–	–	(3)	–	–
Total Distributions and Other	(.94)	(.28)		(.63)	(.88)
Net Asset Value, End of Period	$26.25	$25.92		$12.69	$13.24
Total Return**	4.95%	10.14	%(4)	0.42%	12.69%
Net Assets, End of Period (in thousands)	$35	$11		$16	$11
Average Net Assets for the Period (in thousands)	$23	$10		$13	$11
Ratio of Gross Expenses to Average Net Assets***(5)	1.32%	1.31%		1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(5)	1.32%	1.31%		1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.38%	1.36%		0.09%	(0.10)%
Portfolio Turnover Rate***	49%	47%		100%	106%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Core Fund(6)		Janus Adviser INTECH Risk-Managed Value Fund(7)
	2006	2005(2)	2006(8)
Net Asset Value, Beginning of Period	$13.86	$13.18	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.06
Net gain/(loss) on securities (both realized and unrealized)	.66	2.12	.55
Total from Investment Operations	.71	2.16	.61
Less Distributions:
Dividends from net investment income*	(.06)	–	–
Distributions from net realized gains*	(1.31)	(1.48)	–
Redemption fees	–	–	–
Total Distributions	(1.37)	(1.48)	–
Net Asset Value, End of Period	$13.20	$13.86	$10.61
Total Return**	5.15%	17.17%	6.10%
Net Assets, End of Period (in thousands)	$12	$12	$265
Average Net Assets for the Period (in thousands)	$12	$11	$255
Ratio of Gross Expenses to Average Net Assets***(5)	1.35%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(5)	1.35%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%	0.38%	0.98%
Portfolio Turnover Rate***	98%	80%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Formerly named Janus Adviser Risk-Managed Core Fund.

(7)  Formerly named Janus Adviser Risk-Managed Value Fund.

(8)  Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 181

Financial Highlights – R Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund			Janus Adviser Small Company Value Fund
	2006		2005(1)	2006	2005(1)
Net Asset Value, Beginning of Period	$16.04		$14.25	$14.63	$12.94
Income from Investment Operations:
Net investment income/(loss)	.11		.01	(.02)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	.86		2.50	.56	2.50
Total from Investment Operations	.97		2.51	.54	2.49
Less Distributions and Other:
Dividends from net investment income*	(.04)		–	–	–
Distributions from net realized gains*	(.43)		(.72)	(.49)	(.80)
Payment from affiliate	–	(2)	–	–	–
Total Distributions and Other	(.47)		(.72)	(.49)	(.80)
Net Asset Value, End of Period	$16.54		$16.04	$14.68	$14.63
Total Return**	6.19	%(3)	18.04%	3.92%	19.85%
Net Assets, End of Period (in thousands)	$1,919		$687	$3,720	$2,341
Average Net Assets for the Period (in thousands)	$1,030		$437	$2,918	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.50%		1.49%	1.97%	3.05%
Ratio of Net Expenses to Average Net Assets***(4)	1.49%		1.49%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.04%		0.06%	(0.70)%	(11.56)%
Portfolio Turnover Rate***	67%		71%	53%	45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund
	2006	2005(1)	2006		2005(1)
Net Asset Value, Beginning of Period	$27.42	$24.88	$31.23		$24.80
Income from Investment Operations:
Net investment income/(loss)	.28	.10	.23		.11
Net gain/(loss) on securities (both realized and unrealized)	.75	2.54	11.92		6.48
Total from Investment Operations	1.03	2.64	12.15		6.59
Less Distributions and Other:
Dividends from net investment income*	(.19)	(.10)	(.14)		(.16)
Distributions from net realized gains*	–	–	–		–
Redemption fees	–	–	.21		–
Payment from affiliate	–	–	–	(2)	–
Total Distributions and Other	(.19)	(.10)	.07		(.16)
Net Asset Value, End of Period	$28.26	$27.42	$43.45		$31.23
Total Return**	3.75%	10.62%	39.64	%(5)	26.67%
Net Assets, End of Period (in thousands)	$12	$11	$650		$12
Average Net Assets for the Period (in thousands)	$12	$11	$183		$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.40%	1.39%	1.50%		1.48%
Ratio of Net Expenses to Average Net Assets***(4)	1.39%	1.38%	1.48%		1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.01%	0.45%	0.68%		0.48%
Portfolio Turnover Rate***	48%	33%	65%		50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

182 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund				Janus Adviser High-Yield Fund
	2006		2005(1)		2006
Net Asset Value, Beginning of Period	$12.12		$12.53		$10.00
Income from Investment Operations:
Net investment income/(loss)	.45		.33		.57
Net gain/(loss) on securities (both realized and unrealized)	(.38)		(.19)		(.27)
Total from Investment Operations	.07		.14		.30
Less Distributions and Other:
Dividends from net investment income*	(.46)		(.39)		(.57)
Distributions from net realized gains*	(.10)		(.16)		–
Redemption fees	N/A		N/A		–
Payment from affiliate	–	(2)	–	(2)	–
Total Distributions and Other	(.56)		(.55)		(.57)
Net Asset Value, End of Period	$11.63		$12.12		$9.73
Total Return**	0.63	%(3)	1.47	%(4)	3.10%
Net Assets, End of Period (in thousands)	$10		$10		$644
Average Net Assets for the Period (in thousands)	$10		$10		$626
Ratio of Gross Expenses to Average Net Assets***(5)	1.31%		1.30%		1.77%
Ratio of Net Expenses to Average Net Assets***(5)	1.30%		1.29%		1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.70%		3.42%		5.83%
Portfolio Turnover Rate***	140	%(6)	186	%(6)	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 142% for 2006 and 195% for 2005.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 183

Financial Highlights – S Shares

For a share outstanding during each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$21.02		$19.02		$17.42		$16.08	$23.14
Income from Investment Operations:
Net investment income/(loss)	–	(1)	–	(1)	–	(1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	.19		2.00		1.60		1.34	(7.06)
Total from Investment Operations	.19		2.00		1.60		1.34	(7.06)
Less Distributions and Other:
Dividends from net investment income*	–		–		–		–	–
Distributions from net realized gains*	–		–		–		–	–
Payment from affiliate	–		–	(2)	–	(2)	–	–
Total Distributions and Other	–		–		–		–	–
Net Asset Value, End of Period	$21.21		$21.02		$19.02		$17.42	$16.08
Total Return	0.90%		10.52	%(3)	9.18	%(3)	8.40%	(30.51)%
Net Assets, End of Period (in thousands)	$153,641		$217,357		$327,901		$404,787	$283,413
Average Net Assets for the Period (in thousands)	$190,386		$265,702		$399,852		$328,576	$323,098
Ratio of Gross Expenses to Average Net Assets(4)	1.16%		1.16%		1.17%		1.17%	1.18%
Ratio of Net Expenses to Average Net Assets(4)	1.16%		1.16%		1.17%		1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.02)%		(0.24)%		(0.39)%		(0.39)%	(0.38)%
Portfolio Turnover Rate	81%		62%		27%		43%	41%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Forty Fund
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.34		$21.17		$19.56		$18.75	$22.61
Income from Investment Operations:
Net investment income/(loss)	.02		–	(1)	–	(1)	– (1)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	.94		6.17		1.61		.82	(3.80)
Total from Investment Operations	.96		6.17		1.61		.82	(3.81)
Less Distributions and Other:
Dividends from net investment income*	–		–		–		(.01)	(.05)
Distributions from net realized gains*	–		–		–		–	–
Return of capital	–		–		–		– (5)	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	–		–		–		(.01)	(.05)
Net Asset Value, End of Period	$28.30		$27.34		$21.17		$19.56	$18.75
Total Return	3.51	%(3)	29.15	%(3)	8.23	%(3)	4.34%	(16.86)%
Net Assets, End of Period (in thousands)	$1,440,502		$1,085,499		$1,027,945		$1,069,694	$587,271
Average Net Assets for the Period (in thousands)	$1,326,557		$1,079,025		$1,107,254		$763,621	$512,270
Ratio of Gross Expenses to Average Net Assets(4)	1.18	%(6)	1.16%		1.17%		1.18%	1.18%
Ratio of Net Expenses to Average Net Assets(4)	1.18	%(6)	1.16%		1.17%		1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.08%		(0.22)%		(0.28)%		(0.13)%	0.21%
Portfolio Turnover Rate	55%		45%		38%		41%	62%

*  See Note 3 in Notes to Financial Statements.

(1) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.

(4) See Note 4 in Notes to Financial Statements.

(5) Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.17% and 1.17%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

184 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year ended July 31	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund
	2006	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.00	$26.73	$21.07		$18.35	$15.86	$24.70
Income from Investment Operations:
Net investment income/(loss)	.01	– (1)	–	(1)	– (1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	.85	1.20	5.66		2.72	2.49	(8.84)
Total from Investment Operations	.86	1.20	5.66		2.72	2.49	(8.84)
Less Distributions and Other:
Dividends from net investment income*	–	–	–		–	–	–
Distributions from net realized gains*	–	–	–		–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–
Total Distributions and Other	–	–	–		–	–	–
Net Asset Value, End of Period	$10.86	$27.93	$26.73		$21.07	$18.35	$15.86
Total Return	8.60%	4.49%	26.86	%(3)	14.82%	15.70%	(35.79)%
Net Assets, End of Period (in thousands)	$306	$89,396	$96,514		$99,563	$267,000	$240,642
Average Net Assets for the Period (in thousands)	$284	$98,218	$99,738		$231,067	$233,967	$294,324
Ratio of Gross Expenses to Average Net Assets(4)	1.79%	1.15%	1.15%		1.16%	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets(4)	1.72%	1.15%	1.15%		1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.17)%	(0.38)%	(0.49)%		(0.62)%	(0.56)%	(0.71)%
Portfolio Turnover Rate	57%	43%	32%		30%	43%	88%

For a share outstanding during each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
	2006	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.00	$17.30	$14.42		$13.26	$12.49	$15.57
Income from Investment Operations:
Net investment income/(loss)	(.01)	.18	.06		.01	.05	.02
Net gain/(loss) on securities (both realized and unrealized)	.63	.67	2.86		1.16	.77	(3.06)
Total from Investment Operations	.62	.85	2.92		1.17	.82	(3.04)
Less Distributions and Other:
Dividends from net investment income*	–	(.16)	(.04)		(.01)	(.05)	(.04)
Distributions from net realized gains*	–	(.23)	–		–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–
Total Distributions and Other	–	(.39)	(.04)		(.01)	(.05)	(.04)
Net Asset Value, End of Period	$10.62	$17.76	$17.30		$14.42	$13.26	$12.49
Total Return	6.20%	4.90%	20.26	%(3)	8.84%	6.60%	(19.61)%
Net Assets, End of Period (in thousands)	$366	$264,599	$216,294		$224,694	$286,607	$218,310
Average Net Assets for the Period (in thousands)	$317	$255,027	$217,711		$258,770	$243,679	$155,582
Ratio of Gross Expenses to Average Net Assets(4)	1.77%	1.23%	1.21%		1.22%	1.22%	1.23%
Ratio of Net Expenses to Average Net Assets(4)	1.73%	1.22%	1.20%		1.22%	1.22%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.33)%	1.11%	0.35%		(0.03)%	0.41%	0.25%
Portfolio Turnover Rate	261%	42%	43%		46%	37%	40%

*  See Note 3 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 185

Financial Highlights – S Shares (continued)

For a share outstanding during each fiscal year ended July 31	Janus Adviser Fundamental Equity Fund(1)						Janus Adviser Contrarian Fund
	2006		2005	2004	2003	2002	2006
Net Asset Value, Beginning of Period	$19.54		$16.66	$14.63	$13.92	$17.02	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02		.04	.03	(.01)	– (2)	.05
Net gain/(loss) on securities (both realized and unrealized)	1.89		3.37	2.00	.72	(3.10)	.92
Total from Investment Operations	1.91		3.41	2.03	.71	(3.10)	.97
Less Distributions and Other:
Dividends from net investment income*	(.03)		–	–	–	–	–
Distributions from net realized gains*	(2.08)		(.53)	–	–	–	(.01)
Payment from affiliate	–	(3)	–	–	–	–	–
Total Distributions and Other	(2.11)		(.53)	–	–	–	(.01)
Net Asset Value, End of Period	$19.34		$19.54	$16.66	$14.63	$13.92	$10.96
Total Return	9.86	%(4)	20.71%	13.88%	5.17%	(18.21)%	9.69%
Net Assets, End of Period (in thousands)	$53,890		$37,124	$31,478	$38,327	$16,101	$598
Average Net Assets for the Period (in thousands)	$46,693		$32,804	$36,578	$25,550	$12,869	$360
Ratio of Gross Expenses to Average Net Assets(5)	1.20%		1.20%	1.25%	1.61%	1.70%	1.72%
Ratio of Net Expenses to Average Net Assets(5)	1.20%		1.20%	1.25%	1.60%	1.68%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.22%		0.24%	(0.11)%	(0.17)%	(0.16)%	0.75%
Portfolio Turnover Rate	48%		80%	63%	71%	97%	37%

For a share outstanding during each fiscal year ended July 31	Janus Adviser Balanced Fund
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$25.94		$23.44		$21.93	$21.38	$23.45
Income from Investment Operations:
Net investment income/(loss)	.41		.41		.35	.35	.43
Net gain/(loss) on securities (both realized and unrealized)	.92		2.50		1.48	.56	(2.05)
Total from Investment Operations	1.33		2.91		1.83	.91	(1.62)
Less Distributions and Other:
Dividends from net investment income*	(.39)		(.41)		(.32)	(.36)	(.45)
Distributions from net realized gains*	(.54)		–		–	–	–
Payment from affiliate	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(.93)		(.41)		(.32)	(.36)	(.45)
Net Asset Value, End of Period	$26.34		$25.94		$23.44	$21.93	$21.38
Total Return	5.19	%(6)	12.53	%(7)	8.36%	4.37%	(6.97)%
Net Assets, End of Period (in thousands)	$507,918		$595,059		$754,141	$937,114	$749,601
Average Net Assets for the Period (in thousands)	$550,859		$660,970		$930,260	$816,137	$682,559
Ratio of Gross Expenses to Average Net Assets(5)	1.07%		1.07%		1.16%	1.17%	1.17%
Ratio of Net Expenses to Average Net Assets(5)	1.07%		1.07%		1.16%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.52%		1.59%		1.43%	1.66%	1.98%
Portfolio Turnover Rate	49%		47%		92%	67%	85%

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

186 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund(1)						Janus Adviser INTECH Risk-Managed Core Fund(2)
	2006		2005	2004		2003(3)	2006	2005	2004		2003(3)
Net Asset Value, Beginning of Period	$13.28		$12.24	$11.13		$10.00	$13.88	$12.72	$10.89		$10.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01	–	(4)	.01	.06	.05	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	.07		1.91	1.41		1.12	.70	2.59	1.96		.88
Total from Investment Operations	.10		1.92	1.41		1.13	.76	2.64	1.99		.89
Less Distributions and Other:
Dividends from net investment income*	–		–	–		–	(.08)	–	–		–
Distributions from net realized gains*	(.63)		(.88)	(.30)		–	(1.31)	(1.48)	(.20)		–
Redemption fees	–	(5)	– (5)	–	(5)	– (5)	– (5)	– (5)	–	(5)	–
Payment from affiliates	–	(6)	–	–	(6)	–	–	–	.04		–
Total Distributions and Other	(.63)		(.88)	(.30)		–	(1.39)	(1.48)	(.16)		–
Net Asset Value, End of Period	$12.75		$13.28	$12.24		$11.13	$13.25	$13.88	$12.72		$10.89
Total Return**	0.59	%(7)	15.98%	12.77	%(8)	11.30%	5.50%	21.58%	18.77	%(9)	8.90%
Net Assets, End of Period (in thousands)	$121,473		$74,744	$46,376		$33,960	$17,852	$12,114	$7,338		$7,135
Average Net Assets for the Period (in thousands)	$97,158		$56,612	$40,172		$8,949	$12,369	$8,971	$7,111		$4,192
Ratio of Gross Expenses to Average Net Assets***(10)	1.10%		1.10%	1.39%		1.75%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(10)	1.10%		1.10%	1.39%		1.75%	1.10%	1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%		0.12%	(0.57)%		(1.00)%	0.58%	0.64%	(0.03)%		(0.25)%
Portfolio Turnover Rate***	100%		106%	92%		62%	98%	80%	74%		64%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Value Fund(11)	Janus Adviser Mid Cap Value Fund
	2006(12)	2006		2005		2004		2003(13)
Net Asset Value, Beginning of Period	$10.00	$16.05		$13.89		$11.42		$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.19		.03		.01		– (4)
Net gain/(loss) on securities (both realized and unrealized)	.56	.83		2.86		2.71		1.42
Total from Investment Operations	.63	1.02		2.89		2.72		1.42
Less Distributions and Other:
Dividends from net investment income*	–	(.10)		(.01)		(.01)		–
Distributions from net realized gains*	–	(.43)		(.72)		(.24)		–
Redemption fees	–	N/A		N/A		N/A		N/A
Payment from affiliate	–	–	(6)	–	(6)	–	(6)	–
Total Distributions and Other	–	(.53)		(.73)		(.25)		–
Net Asset Value, End of Period	$10.63	$16.54		$16.05		$13.89		$11.42
Total Return**	6.30%	6.47	%(8)	21.25	%(7)	23.93	%(7)	14.20%
Net Assets, End of Period (in thousands)	$266	$74,181		$42,637		$24,019		$7,810
Average Net Assets for the Period (in thousands)	$256	$57,475		$34,847		$14,917		$2,850
Ratio of Gross Expenses to Average Net Assets***(10)	1.10%	1.24%		1.24%		1.36%		1.76%
Ratio of Net Expenses to Average Net Assets***(10)	1.10%	1.24%		1.24%		1.36%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	1.43%		0.28%		0.15%		(0.38)%
Portfolio Turnover Rate***	98%	67%		71%		63%		157%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Formerly named Janus Adviser Risk-Managed Core Fund.

(3)  Period from January 2, 2003 (inception date) through July 31, 2003.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(6)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year ended.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(9)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

(10)  See Note 4 in Notes to Financial Statements.

(11)  Formerly named Janus Adviser Risk-Managed Value Fund.

(12)  Period from December 30, 2005 (inception date) through July 31, 2006.

(13)  Period from December 31, 2002 (inception date) through July 31, 2003.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 187

Financial Highlights – S Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Small Company Value Fund(1)				Berger Small Cap Value Fund II – Investor Shares	Berger Small Cap Value Fund II – Institutional Shares	Berger Small Cap Value Fund II – Service Shares
	2006	2005	2004	2003(2)	2002(3)	2002(3)	2002(3)
Net Asset Value, Beginning of Period	$14.66	$12.29	$10.57	$8.26	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (4)	– (4)	– (4)	– (4)	(1.74)	(1.74)	(1.76)
Net gain/(loss) on securities (both realized and unrealized)	.57	3.17	1.87	2.31	–	–	–
Total from Investment Operations	.57	3.17	1.87	2.31	(1.74)	(1.74)	(1.76)
Less Distributions:
Dividends from net investment income*	–	–	–	–	–	–	–
Distributions from net realized gains*	(.49)	(.80)	(.15)	–	–	–	–
Total Distributions	(.49)	(.80)	(.15)	–	–	–	–
Net Asset Value, End of Period	$14.74	$14.66	$12.29	$10.57	$8.26	$8.26	$8.24
Total Return**	4.12%	26.45%	17.75%	27.97%	(17.40)%	(17.40)%	(17.60)%
Net Assets, End of Period (in thousands)	$27,819	$22,472	$14,889	$13,068	$4,921	$1,879	$359
Average Net Assets for the Period (in thousands)	$21,523	$18,976	$14,438	$9,399	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.73%	1.75%	1.75%	1.75%	3.37%	2.49%	4.66%
Ratio of Net Expenses to Average Net Assets***(5)(6)	1.72%	1.74%	1.75%	1.75%	2.96%	2.49%	3.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%	(0.20)%	(0.19)%	(0.81)%	(1.11)%	(0.68)%	(1.28)%
Portfolio Turnover Rate***	53%	45%	67%	45%	11%	11%	11%

For a share outstanding during each fiscal year ended July 31	Janus Adviser Worldwide Fund
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$27.47		$24.97		$23.43	$23.20	$31.27
Income from Investment Operations:
Net investment income/(loss)	.59		.20		.06	.16	.05
Net gain/(loss) on securities (both realized and unrealized)	.52		2.40		1.63	.16	(8.08)
Total from Investment Operations	1.11		2.60		1.69	.32	(8.03)
Less Distributions and Other:
Dividends from net investment income*	(.23)		(.10)		(.15)	(.09)	(.04)
Distributions from net realized gains*	–		–		–	–	–
Redemption fees	–	(7)	–	(7)	– (7)	– (7)	N/A
Payment from affiliate	–	(8)	–	(8)	–	–	–
Total Distributions and Other	(.23)		(.10)		(.15)	(.09)	(.04)
Net Asset Value, End of Period	$28.35		$27.47		$24.97	$23.43	$23.20
Total Return	4.03	%(9)	10.41	%(9)	7.20%	1.35%	(25.73)%
Net Assets, End of Period (in thousands)	$144,575		$461,508		$709,102	$1,124,330	$1,059,083
Average Net Assets for the Period (in thousands)	$329,236		$585,697		$1,033,359	$1,070,521	$1,072,786
Ratio of Gross Expenses to Average Net Assets(5)	1.15%		1.15%		1.20%	1.20%	1.21%
Ratio of Net Expenses to Average Net Assets(5)	1.15%		1.15%		1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.14%		0.61%		0.23%	0.78%	0.27%
Portfolio Turnover Rate	48%		33%		153%	95%	76%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

(2)  For the ten month fiscal period ended July 31, 2003.

(3)  Period from March 28, 2002 (inception date) through September 30, 2002.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5) See Note 4 in Notes to Financial Statements.

(6) Certain prior year amounts have been reclassified to conform to current year presentation.

(7) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(8) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(9) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

188 Janus Adviser Series July 31, 2006

For a share outstanding during each fiscal year ended July 31	Janus Adviser International Growth Fund
	2006		2005		2004		2003(1)	2002
Net Asset Value, Beginning of Period	$31.28		$23.78		$19.87		$19.50	$25.79
Income from Investment Operations:
Net investment income/(loss)	.38		.19		.18		.18	.04
Net gain/(loss) on securities (both realized and unrealized)	11.92		7.48		3.93		.26	(6.24)
Total from Investment Operations	12.30		7.67		4.11		.44	(6.20)
Less Distributions and Other:
Dividends from net investment income*	(.22)		(.17)		(.21)		(.08)	(.09)
Distributions from net realized gains*	–		–		–		–	–
Redemption fees	.01		–	(2)	.01		.01	N/A
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	–
Total Distributions and Other	(.21)		(.17)		(.20)		(.07)	(.09)
Net Asset Value, End of Period	$43.37		$31.28		$23.78		$19.87	$19.50
Total Return	39.47	%(4)	32.35	%(4)	20.76	%(4)	2.31%	(24.10)%
Net Assets, End of Period (in thousands)	$555,723		$296,948		$297,519		$476,269	$531,121
Average Net Assets for the Period (in thousands)	$446,026		$295,750		$419,064		$487,811	$531,737
Ratio of Gross Expenses to Average Net Assets(5)	1.24%		1.23%		1.24%		1.24%	1.25%
Ratio of Net Expenses to Average Net Assets(5)	1.23%		1.23%		1.24%		1.24%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.39%		0.59%		0.44%		0.86%	0.37%
Portfolio Turnover Rate	65%		50%		80%		109%	72%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Flexible Bond Fund
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$12.12		$12.34		$12.45		$11.97	$11.91
Income from Investment Operations:
Net investment income/(loss)	.48		.44		.53		.47	.55
Net gain/(loss) on securities (both realized and unrealized)	(.38)		–		.02		.47	.09
Total from Investment Operations	.10		.44		.55		.94	.64
Less Distributions and Other:
Dividends from net investment income*	(.49)		(.50)		(.48)		(.46)	(.55)
Distributions from net realized gains*	(.10)		(.16)		(.18)		–	(.03)
Payment from affiliate	–	(3)	–	(3)	–		–	–
Total Distributions and Other	(.59)		(.66)		(.66)		(.46)	(.58)
Net Asset Value, End of Period	$11.63		$12.12		$12.34		$12.45	$11.97
Total Return	0.86	%(6)	3.88	%(4)	4.43%		7.94%	5.53%
Net Assets, End of Period (in thousands)	$41,166		$52,701		$70,306		$101,137	$50,501
Average Net Assets for the Period (in thousands)	$45,954		$60,793		$86,194		$79,345	$32,199
Ratio of Gross Expenses to Average Net Assets(5)	1.05%		1.05%		1.19%		1.21%	1.21%
Ratio of Net Expenses to Average Net Assets(5)	1.05%		1.05%		1.19%		1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.94%		3.71%		3.80%		3.68%	4.60%
Portfolio Turnover Rate	140	%(7)	186	%(7)	160%		168%	382%

*  See Note 3 in Notes to Financial Statements.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 142% in 2006 and 195% in 2005.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2006 189

Financial Highlights – S Shares (continued)

For a share outstanding during each fiscal year ended July 31	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
	2006	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.59	.04	.02	– (1)	.01	.02
Net gain/(loss) on securities (both realized and unrealized)	(.27)	–	–	–	–	–
Total from Investment Operations	.32	.04	.02	–	.01	.02
Less Distributions:
Dividends from net investment income*	(.59)	(.04)	(.02)	– (1)	(.01)	(.02)
Distributions from net realized gains*	–	–	–	–	–	–
Redemption fees	–	N/A	N/A	N/A	N/A	N/A
Total Distributions	(.59)	(.04)	(0.02)	–	(.01)	(.02)
Net Asset Value, End of Period	$9.73	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	3.34%	3.79%	1.70%	0.37%	0.68%	1.59%
Net Assets, End of Period (in thousands)	$646	$9,878	$10,082	$16,523	$20,384	$22,646
Average Net Assets for the Period (in thousands)	$641	$9,044	$13,962	$17,671	$23,394	$22,544
Ratio of Gross Expenses to Average Net Assets(2)	1.52%	0.87%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets(2)	1.49%	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.07%	3.72%	1.64%	0.37%	0.68%	1.50%
Portfolio Turnover Rate	162%

*  See Note 3 in Notes to Financial Statements.

(1)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

190 Janus Adviser Series July 31, 2006

Notes to Schedules of Investments

Balanced Index	An internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities on the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Janus Adviser Series July 31, 2006 191

Notes to Schedules of Investments (continued)

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Growth Index	Measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indices.

Russell Midcap® Index	Measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

WI	When-Issued Securities

192 Janus Adviser Series July 31, 2006

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security with accrued interest in the amount of $160 that was written-off December 10, 2001.

  ƒ  Security acquired under mortgage dollar roll agreement.

  ß  Security is illiquid.

  Ç  Security is traded on a "to-be-announced" basis.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at July 31, 2006.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº  Schedule of Fair Valued Securities
as of July 31, 2006

	Value	Value as a % of Net Assets
Janus Adviser Contrarian Fund
Reliance Industries, Ltd. (GDR)	$13,600	0.1%
Janus Adviser International Growth Fund
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	2,298,322	0.4%
Janus Adviser Flexible Bond Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

Janus Adviser Series July 31, 2006 193

Notes to Schedules of Investments (continued)

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % Net Assets
Janus Adviser Large Cap Growth Fund
Morgan Stanley Co. convertible, (Celgene Corp.), 0% (144A)	7/24/06	$331,394	$335,050	0.2%
Morgan Stanley Co. convertible, (Celgene Corp.), 0% (144A)	7/24/06	331,394	$335,893	0.2%
		$662,788	$670,943	0.4%
Janus Adviser Mid Cap Growth Fund
Morgan Stanley Co. convertible, (Celgene Corp.), 0% (144A)	7/24/06	$383,484	$388,690	0.4%
Morgan Stanley Co. convertible, (Celgene Corp.), 0% (144A)	7/24/06	383,484	387,714	0.4%
Polytec Asset Holdings, Ltd.	5/5/06	536,552	540,509	0.6%
		$1,303,520	$1,316,913	1.4%
Janus Adviser Small-Mid Growth Fund
Polytec Asset Holdings, Ltd.	5/5/06	$13,145	$13,242	0.5%
Janus Adviser Growth and Income Fund
Goldman Sachs Group, Inc. convertible, (Amazon.com, Inc., Amylin Pharmaceuticals, Inc., Apple Computer, Inc.) 40.00% (144A)	5/11/06	$2,346,500	$2,115,299	0.8%
Goldman Sachs Group, Inc. convertible, (Best Buy Company, Inc., Dell, Inc. Google, Inc.), 33.00% (144A)	5/8/06	2,343,500	1,927,997	0.7%
Goldman Sachs Group, Inc. convertible, (NVIDIA Corp.), 24.20% (144A)	7/27/06	2,374,797	2,449,785	0.9%
IXIS Financial Products, Inc. convertible (Alcon, Inc.), 20.90% (144A)	2/9/06	1,993,455	2,009,645	0.7%
Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.), 16.55% (144A)	1/23/06	2,400,181	2,391,926	0.9%
Morgan Stanley Co. convertible, (Amylin Pharmaceuticals, Inc.), 12.00% (144A)	4/21/06	2,330,841	2,354,389	0.8%
Morgan Stanley Co. convertible, (Neurocrine Biosciences, Inc.), 10.60% (144A)	5/10/06	1,955,441	422,447	0.2%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	1/11/06	1,200,906	872,338	0.3%
		$16,945,621	$14,543,826	5.3%
Janus Adviser Small Company Value Fund
Polytec Asset Holdings, Ltd.	5/5/06	$142,915	$143,968	0.4%
Janus Adviser International Growth Fund
Polytec Asset Holdings, Ltd.	5/5/06	$3,254,984	$3,278,987	0.5%
Janus Adviser Flexible Bond Fund
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	5/21/06	$81,929	$78,823	0.2%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)oo	3/6/00	345	–	0.0%
		$82,274	$78,823	0.2%
Janus Adviser High-Yield Fund
Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	12/13/05-7/6/06	$21,709	$21,120	0.8%
HydroChem Industrial Services, Inc., 9.25% senior subordinated notes, due 2/15/13 (144A)	1/11/06-3/28/06	7,885	7,820	0.3%
Libbey Glass, Inc., 12.43563% senior notes, due 6/1/11 (144A)	6/9/06	7,840	7,840	0.3%
Spansion LLC, 11.25% senior notes, due 1/15/16 (144A)	6/6/06-6/30/06	17,183	14,315	0.5%
Strategic Hotels & Resorts, Inc., 8.50% (144A)	11/7/05-11/11/05	3,340	3,303	0.1%
Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes, due 3/18/12 (144A)	2/13/06	5,655	4,980	0.2%
UAL Corp., 4.50% convertible senior notes, due 6/30/21 (144A)	7/25/06	8,000	7,855	0.3%
Visant Holding Corp., 8.75% senior notes, due 12/1/13 (144A)	3/31/06-7/18/06	20,546	13,405	0.4%
		$92,158	$80,638	2.9%

The Funds have registration rights for certain restricted securities held as of July 31, 2006. The issuer incurs all registration costs.

194 Janus Adviser Series July 31, 2006

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of July 31, 2006 are noted below.

Fund	Aggregate Value
Growth & Core
Janus Adviser Large Cap Growth Fund	$11,465,390
Janus Adviser Growth and Income Fund	18,834,036
Janus Adviser Fundamental Equity Fund(1)	2,026,139
Janus Adviser Contrarian Fund	2,729,136
Janus Adviser Balanced Fund	34,185,231
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	1,489,768
Bond & Money Market
Janus Adviser Flexible Bond Fund	1,365,607
Janus Adviser High-Yield Fund	15,682

(1) Formerly named Janus Adviser Core Equity Fund.

(2) Formerly named Janus Adviser Risk-Managed Growth Fund.

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2006.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Janus Adviser Series July 31, 2006 195

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund (formerly named Janus Adviser Core Equity Fund), Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser INTECH Risk-Managed Growth Fund (formerly named Janus Adviser Risk-Managed Growth Fund), Janus Adviser INTECH Risk-Managed Core Fund (formerly named Janus Adviser Risk-Managed Core Fund), Janus Adviser INTECH Risk-Managed Value Fund (formerly named Janus Adviser Risk-Managed Value Fund), Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers nineteen funds, which include multiple series of shares with differing investment objectives and policies.

Sixteen Funds invest primarily in equity securities: Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund. Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund and Janus Adviser Contrarian Fund, which are classified as nondiversified.

Effective July 21, 2006, Janus Adviser Foreign Stock Fund was liquidated and is therefore no longer available for purchase. Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as A Shares and R Shares. Effective November 28, 2005, the existing Class I Shares was renamed Class S Shares and a new Class I Shares was added to the Trust. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by Janus Adviser Money Market Fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual

196 Janus Adviser Series July 31, 2006

basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Funds bear expenses incurred specifically on their behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 under the 1940 Act relating to money market funds.

As of July 31, 2006, the Funds had on loan securities valued as indicated:

Fund	Value at July 31, 2006
Growth & Core
Janus Adviser Large Cap Growth Fund	$3,238,387
Janus Adviser Forty Fund	20,509,525
Janus Adviser Mid Cap Growth Fund	12,329,339
Janus Adviser Growth and Income Fund	11,112,283
Janus Adviser Balanced Fund	4,019,847

Fund	Value at July 31, 2006
Value
Janus Adviser Mid Cap Value Fund	$24,117,727
International & Global
Janus Adviser Worldwide Fund	7,995,893
Janus Adviser International Growth Fund	39,516,918
Bond & Money Market
Janus Adviser Flexible Bond Fund	8,518,717
Janus Adviser High-Yield Fund	351,483

As of July 31, 2006, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at July 31, 2006
Growth & Core
Janus Adviser Large Cap Growth Fund	$3,313,706
Janus Adviser Forty Fund	20,940,762
Janus Adviser Mid Cap Growth Fund	12,623,437
Janus Adviser Growth and Income Fund	11,438,202
Janus Adviser Balanced Fund	4,164,075
Value
Janus Adviser Mid Cap Value Fund	24,709,915
International & Global
Janus Adviser Worldwide Fund	8,255,728
Janus Adviser International Growth Fund	40,996,033
Bond & Money Market
Janus Adviser Flexible Bond Fund	8,690,323
Janus Adviser High-Yield Fund	358,783

As of July 31, 2006, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

During the fiscal year ended July 31, 2006, there were no such securities lending agreements for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Small Company Value Fund and Janus Adviser Money Market Fund.

Janus Adviser Series July 31, 2006 197

Notes to Financial Statements (continued)

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Funds own, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date; the Fund loses the opportunity to participate in the gain.

All Funds except Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Mortgage Dollar Rolls

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the fiscal year ended July 31, 2006, Janus Adviser Flexible Bond Fund recorded interest income of $5,505 related to such dollar rolls.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding for Janus Adviser Flexible Bond Fund during the fiscal year ended July 31, 2006 was $91,667. Janus Adviser High-Yield Fund did not participate in mortgage dollar rolls during the fiscal year ended July 31, 2006. At July 31, 2006, Janus Adviser Flexible Bond Fund had outstanding mortgage dollar rolls with a cost of $172,823.

Securities Traded on a To-Be-Announced Basis

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount

198 Janus Adviser Series July 31, 2006

and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2006, Janus Adviser Flexible Bond Fund held TBA securities with a total cost of $366,209. Janus Adviser High-Yield Fund did not hold TBA securities at July 31, 2006.

Bank Loans

Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average value of investments outstanding under bank loan arrangements are indicated in the table below:

Fund	Average Value	Rates
Growth & Core
Janus Adviser Balanced Fund	$2,118,272	5.37165%-7.77%
Bond & Money Market
Janus Adviser Flexible Bond Fund	463,913	4.92%-9.00%
Janus Adviser High-Yield Fund	57,082	4.40188%-11.01%

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Options Contracts

All Funds except Janus Adviser Money Market Fund may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities. Gains and losses are reported on the Statement

Janus Adviser Series July 31, 2006 199

Notes to Financial Statements (continued)

of Operations. Janus Adviser Contrarian Fund recognized $951 in realized gains for written options during the fiscal year ended July 31, 2006.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the fiscal year ended July 31, 2006 was as follows:

Call Options	Number of Options Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2005	–	$–
Options written	8	1,389
Options closed	(5)	(822)
Options expired	(3)	(567)
Options exercised	–	–
Options outstanding at July 31, 2006	–	$–
Put Options	Number of Options Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options outstanding at July 31, 2005	–	$–
Options written	8	865
Options closed	(5)	(569)
Options expired	(3)	(296)
Options exercised	–	–
Options outstanding at July 31, 2006	–	$–

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2006, Janus Adviser High-Yield Fund was invested in when-issued securities.

Initial Public Offerings

All Funds except Janus Adviser Money Market Fund may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Additional Investment Risk

The Funds, particularly Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer. Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund do not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such

200 Janus Adviser Series July 31, 2006

securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and net realized capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund. The remaining Funds generally declare and distribute dividends and net realized capital gains (if any) annually. The majority of dividends and net realized capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Growth & Core
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Forty Fund	All Asset Levels	0.64
Janus Adviser Orion Fund	All Asset Levels	0.64
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64
Janus Adviser Growth and Income Fund	All Asset Levels	0.62
Janus Adviser Fundamental Equity Fund(1)	All Asset Levels	0.60
Janus Adviser Contrarian Fund	All Asset Levels	0.64
Janus Adviser Balanced Fund	All Asset Levels	0.55
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Core Fund(3)	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Value Fund(4)	All Asset Levels	0.50
Value
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64
Janus Adviser Small Company Value Fund	All Asset Levels	0.74
International & Global
Janus Adviser Worldwide Fund	All Asset Levels	0.60
Janus Adviser International Growth Fund	All Asset Levels	0.64
Bond & Money Market
Janus Adviser Flexible Bond Fund	First $300 Million Over $300 Million	0.50 0.40
Janus Adviser High-Yield Fund	First $300 Million Over $300 Million	0.65 0.55
Janus Adviser Money Market Fund	All Asset Levels	0.25

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

Janus Adviser Series July 31, 2006 201

Notes to Financial Statements (continued)

Effective January 1, 2006 for Janus Adviser INTECH Risk-Managed Core Fund and effective February 1, 2006 for Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Worldwide Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Adviser Worldwide Fund, Janus Capital has contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, is less than benchmark performance for that period.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund. Effective February 1, 2006, Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing Janus Adviser INTECH Risk-Managed Growth Fund and Janus Adviser INTECH Risk-Managed Value Fund. For Janus Adviser INTECH Risk-Managed Core Fund, Janus Capital pays INTECH a subadvisory fee equal to 0.26% of the Fund's average daily net assets during the previous month plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund pursuant to the Fund's investment advisory agreement. The performance adjustment will not impact the current subadvisory fee until January 1, 2007 when the performance adjustment takes effect. Additionally, for Janus Adviser INTECH Risk-Managed Value Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital to the extent that Janus Capital is waiving its advisory fee.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services") receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Capital has agreed until at least December 1, 2007 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Growth & Core
Janus Adviser Large Cap Growth Fund	0.66
Janus Adviser Forty Fund	0.67
Janus Adviser Orion Fund	0.95	(1)
Janus Adviser Mid Cap Growth Fund	0.65
Janus Adviser Small-Mid Growth Fund	1.05	(2)
Janus Adviser Growth and Income Fund	0.99
Janus Adviser Fundamental Equity Fund(3)	0.70
Janus Adviser Contrarian Fund	0.95	(4)
Janus Adviser Balanced Fund	0.57
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(5)	0.60
Janus Adviser INTECH Risk-Managed Core Fund(6)	0.60
Janus Adviser INTECH Risk-Managed Value Fund(7)	0.60
Value
Janus Adviser Mid Cap Value Fund	0.74
Janus Adviser Small Company Value Fund	1.00	(8)
International & Global
Janus Adviser Worldwide Fund	0.65
Janus Adviser International Growth Fund	0.73
Bond & Money Market
Janus Adviser Flexible Bond Fund	0.55
Janus Adviser High-Yield Fund	0.90	(9)
Janus Adviser Money Market Fund	0.36	(10)

(1)  Effective July 1, 2006, expense limit changed from 1.25% to 0.95%.

(2)  Effective July 1, 2006, expense limit changed from 1.25% to 1.05%.

(3)  Formerly named Janus Adviser Core Equity Fund.

(4)  Effective July 1, 2006, expense limit changed from 1.25% to 0.95%.

(5)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(6)  Formerly named Janus Adviser Risk-Managed Core Fund.

(7)  Formerly named Janus Adviser Risk-Managed Value Fund.

(8)  Effective July 1, 2006, expense limit changed from 1.24% to 1.00%.

(9)  Effective July 1, 2006, expense limit changed from 1.00% to 0.90%.

(10)  Waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed Value Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such

202 Janus Adviser Series July 31, 2006

period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2006, total reimbursement by Janus Capital was $210,002 for Janus Adviser INTECH Risk-Managed Value Fund. As of July 31, 2006, the recoupment that may be potentially made to Janus Capital is $210,002.

During the fiscal year ended July 31, 2006, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors.

Funds
Growth & Core
Janus Adviser Fundamental Equity Fund – A Shares(1)	$14
Janus Adviser Fundamental Equity Fund – C Shares(1)	1,944
Janus Adviser Fundamental Equity Fund – R Shares(1)	3
Janus Adviser Fundamental Equity Fund – S Shares(1)	8,284
Value
Janus Adviser Mid Cap Value Fund – A Shares	6,984
Janus Adviser Mid Cap Value Fund – C Shares	2,336
Janus Adviser Mid Cap Value Fund – R Shares	90
Janus Adviser Mid Cap Value Fund – S Shares	7,007
International & Global
Janus Adviser International Growth Fund – A Shares	48
Janus Adviser International Growth Fund – C Shares	59
Janus Adviser International Growth Fund – I Shares	–	(2)
Janus Adviser International Growth Fund – R Shares	1
Janus Adviser International Growth Fund – S Shares	2006
Bond & Money Market
Janus Adviser Flexible Bond Fund – A Shares	4
Janus Adviser Flexible Bond Fund – C Shares	428
Janus Adviser Flexible Bond Fund – R Shares	–	(2)
Janus Adviser Flexible Bond Fund – S Shares	4,158

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Amounts reimbursed were less than a dollar.

During the fiscal year ended July 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity.

Funds
Growth & Core
Janus Adviser Forty Fund – C Shares	$989
Janus Adviser Forty Fund – S Shares	1,773
Janus Adviser Mid Cap Growth Fund – I Shares	97
Janus Adviser Small-Mid Growth Fund – C Shares	712
Janus Adviser Growth and Income Fund – A Shares	295
Janus Adviser Growth and Income Fund – C Shares	5,355
Janus Adviser Contrarian Fund – A Shares	240
Janus Adviser Balanced Fund – S Shares	9,881
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – A Shares(1)	285
Janus Adviser INTECH Risk-Managed Growth Fund – C Shares(1)	484
Janus Adviser INTECH Risk-Managed Growth Fund – S Shares(1)	935
Value
Janus Adviser Mid Cap Value Fund – A Shares	769
Janus Adviser Mid Cap Value Fund – C Shares	218

Funds
International & Global
Janus Adviser Worldwide Fund – S Shares	$1,654
Janus Adviser International Growth Fund – A Shares	220
Janus Adviser International Growth Fund – C Shares	33
Janus Adviser International Growth Fund – I Shares	18
Janus Adviser International Growth Fund – R Shares	1
Janus Adviser International Growth Fund – S Shares	947

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

For the fiscal year ended July 31, 2006, Janus Capital assumed $30,955 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser High-Yield Fund as the Funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $5,544 was paid by the Trust. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. During the fiscal year ended July 31, 2006, Janus Adviser Small Company Value Fund and Janus Adviser Flexible Bond Fund were reimbursed $23,759 and $1,482, respectively. Amounts reimbursed to the Funds are disclosed as Excess Expense Reimbursement on the Statement of Operations. Janus Distributors has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for

Janus Adviser Series July 31, 2006 203

Notes to Financial Statements (continued)

Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2007. The amounts waived for the Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Effective January 1, 2006, the Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the fiscal year ended July 31, 2006.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2006, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Fund (A Shares)	Contingent Deferred Sales Charges
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(1)	$47

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

Class C shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2006, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (C Shares)	Contingent Deferred Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund	$1
Janus Adviser Forty Fund	7,533
Janus Adviser Orion Fund	99
Janus Adviser Mid Cap Growth Fund	582
Janus Adviser Small-Mid Growth Fund	210
Janus Adviser Growth and Income Fund	1,628
Janus Adviser Fundamental Equity Fund(1)	949
Janus Adviser Contrarian Fund	3
Janus Adviser Balanced Fund	556
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	1,822
Janus Adviser INTECH Risk-Managed Core Fund(3)	2,009
Janus Adviser INTECH Risk-Managed Value Fund(4)(5)	–
Value
Janus Adviser Mid Cap Value Fund	5,626
Janus Adviser Small Company Value Fund	–
International & Global
Janus Adviser Worldwide Fund	157
Janus Adviser International Growth Fund	4,034

Fund (C Shares)	Contingent Deferred Sales Charge
Bond & Money Market
Janus Adviser Flexible Bond Fund	818
Janus Adviser High-Yield Fund	–
Janus Adviser Money Market Fund	–

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

(5)  Period December 30, 2005 (inception date) through July 31, 2006.

Class A Shares include a 5.75% upfront sales charge of the offering price for all Funds except Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund. Class A Shares of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund include a 4.75% upfront sales charge of the offering price. Janus Adviser Money Market Fund does not have an upfront sales charge. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the fiscal year ended July 31, 2006, Janus Distributors retained the following upfront sales charge:

Fund (A Shares)	Upfront Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund	$77
Janus Adviser Forty Fund	46,455
Janus Adviser Orion Fund	543
Janus Adviser Mid Cap Growth Fund	5,418
Janus Adviser Small-Mid Growth Fund	3,203
Janus Adviser Growth and Income Fund	7,320
Janus Adviser Fundamental Equity Fund(1)	5,371
Janus Adviser Contrarian Fund	3,977
Janus Adviser Balanced Fund	4,237
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	26,581
Janus Adviser INTECH Risk-Managed Core Fund(3)	14,025
Janus Adviser INTECH Risk-Managed Value Fund(4)(5)	–
Value
Janus Adviser Mid Cap Value Fund	25,233
Janus Adviser Small Company Value Fund	1,654
International & Global
Janus Adviser Worldwide Fund	1
Janus Adviser International Growth Fund	46,606
Bond & Money Market
Janus Adviser Flexible Bond Fund	857
Janus Adviser High-Yield Fund	428

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

(5)  Period December 30, 2005 (inception date) through July 31, 2006.

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth and Janus Adviser High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money

204 Janus Adviser Series July 31, 2006

movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2006 are indicated in the table below:

Funds	Redemption Fees
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund – I Shares(1)	$29,408
Janus Adviser INTECH Risk-Managed Growth Fund – S Shares(1)	4,684
Janus Adviser INTECH Risk-Managed Core Fund – S Shares(2)	5,216
International & Global
Janus Adviser Worldwide Fund – S Shares	18,085
Janus Adviser International Growth Fund – I Shares	1,513
Janus Adviser International Growth Fund – R Shares	1,593
Janus Adviser International Growth Fund – S Shares	127,283

(1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(2)  Formerly named Janus Adviser Risk-Managed Core Fund.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. Funds could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Capital invested initial seed capital of $10,000 on November 28, 2005 in Class I Shares of the Funds. In addition, Janus Capital invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2006 as indicated in the table below.

Funds	Seed Capital at 7/31/2005	Purchases		Date of Purchases	Redemptions		Date of Redemption	Seed Capital at 7/31/2006
Growth and Core
Janus Adviser Large Cap Growth Fund – A Shares	$10,000	$–		–	$–		–	$10,000
Janus Adviser Large Cap Growth Fund – R Shares	10,000	–		–	–		–	10,000
Janus Adviser Forty Fund – R Shares	10,000	–		–	(10,000)		12/15/05	–
Janus Adviser Orion Fund – A, C, R and S Shares	N/A	250,000	(1)	8/1/05	–		–	250,000	(1)
Janus Adviser Mid Cap Growth Fund – R Shares	10,000	–		–	–		–	10,000
Janus Adviser Small-Mid Growth Fund – A, C, R and S Shares	N/A	250,000	(1)	8/1/05	–		–	250,000	(1)
Janus Adviser Growth and Income Fund – R Shares	10,000	–		–	(10,000)		12/15/05	–
Janus Adviser Fundamental Equity Fund(2) – R Shares	10,000	–		–	–		–	10,000
Janus Adviser Contrarian Fund – A, C, R and S Shares	N/A	250,000	(1)	8/1/05	–		–	250,000	(1)
Janus Adviser Balanced Fund – R Shares	10,000	–		–	–		–	10,000
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(3) – C Shares	3,750,000	–		–	(3,750,000)		9/28/05	–
Janus Adviser INTECH Risk-Managed Growth Fund(3) – R Shares	10,000	–		–	–		–	10,000
Janus Adviser INTECH Risk-Managed Core Fund(4) – C Shares	3,750,000	–		–	(3,750,000	)(5)	9/27/05, 10/06/05	–
Janus Adviser INTECH Risk-Managed Core Fund(4) – R Shares	10,000	–		–	–		–	10,000
Janus Adviser INTECH Risk-Managed Core Fund(3) – S Shares	5,825,000	–		–	(5,825,000	)(6)	9/28/05, 11/15/05, 4/11/06	–
Janus Adviser INTECH Risk-Managed Value Fund(7) – A, C, R and S Shares	N/A	250,000	(1)	12/30/05	–		–	250,000	(1)
Janus Adviser INTECH Risk-Managed Value Fund(7) – I Shares	N/A	9,000,000		12/30/05	(3,000,000)		4/11/06	6,000,000
Value
Janus Adviser Small Company Value Fund – A Shares	10,000	–		–	–		–	10,000
Janus Adviser Small Company Value Fund – R Shares	10,000	–		–	(10,000)		12/15/05	–
International & Global
Janus Adviser Worldwide Fund – A Shares	10,000	–		–	(10,000)		12/15/05	–
Janus Adviser Worldwide Fund – R Shares	10,000	–		–	–		–	10,000
Janus Adviser International Growth Fund – A Shares	10,000	–		–	(10,000)		12/15/05	–
Janus Adviser International Growth Fund – R Shares	10,000	–		–	–		–	10,000
Bond & Money Market
Janus Adviser Flexible Bond Fund – R Shares	10,000	–		–	–		–	10,000
Janus Adviser High-Yield Fund – A, C, R and S Shares	N/A	625,000	(1)	8/1/05	–		–	625,000	(1)
Janus Adviser Money Market Fund – A Shares	10,000	–		–	–		–	10,000
Janus Adviser Money Market Fund – C Shares	10,000	–		–	–		–	10,000

(1)  Each Class of the Fund received the same dollar amount.

(2)  Formerly named Janus Adviser Core Equity Fund.

(3)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(4)  Formerly named Janus Adviser Risk-Managed Core Fund.

(5)  $1,000,000 of the seed capital was redeemed on September 27, 2005 and the remaining $2,750,000 of seed capital was redeemed on October 6, 2005.

(6)  $1,800,000 of the seed capital was redeemed on September 28, 2005, $3,100,000 was redeemed on November 15, 2005 and the remaining $925,000 of seed capital was redeemed on April 11, 2006.

(7)  Formerly named Janus Adviser Risk-Managed Value Fund.

Janus Adviser Series July 31, 2006 205

Notes to Financial Statements (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2006, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/06
Janus Government Money Market Fund
Growth & Core
Janus Adviser Large Cap Growth Fund	$1,862,110	$1,660,000	$2,835	$202,110
Janus Adviser Forty Fund	41,176,864	28,245,000	48,367	12,931,864
Janus Adviser Orion Fund	20,235	18,335	12	1,900
Janus Adviser Mid Cap Growth Fund	1,065,287	1,065,287	968	–
Janus Adviser Small-Mid Growth Fund	28,199	8,699	4	19,500
Janus Adviser Growth and Income Fund	2,010,343	1,391,153	1,589	619,190
Janus Adviser Fundamental Equity Fund(1)	1,308,508	1,308,508	869	–
Janus Adviser Contrarian Fund	197,444	149,444	110	48,000
Janus Adviser Balanced Fund	1,682,856	1,682,856	501	–
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	3,302,333	870,000	7,862	2,432,333
Janus Adviser INTECH Risk-Managed Core Fund(3)	512,904	427,964	361	84,940
Janus Adviser INTECH Risk-Managed Value Fund(4)	153,903	107,083	132	46,820
Value
Janus Adviser Mid Cap Value Fund	5,627,279	4,915,000	6,152	712,279
Janus Adviser Small Company Value Fund	385,476	116,000	643	269,476
International & Global
Janus Adviser Worldwide Fund	338,600	337,100	123	1,500
Janus Adviser International Growth Fund	5,339,394	3,779,000	4,949	1,560,394
Bond & Money Market
Janus Adviser Flexible Bond Fund	407,501	275,001	188	132,500
Janus Adviser High-Yield Fund	49,828	17,000	67	32,828
	$65,469,064	$46,373,430	$75,732	$19,095,634

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

Janus Institutional Cash Reserves Fund
Growth & Core
Janus Adviser Large Cap Growth Fund	$810,790	$-	$1,485	$810,790
Janus Adviser Forty Fund	272,274,065	144,715,000	1,313,005	127,559,065
Janus Adviser Orion Fund	84,490	31,665	145	52,825
Janus Adviser Mid Cap Growth Fund	2,010,616	2,010,616	3,740	–
Janus Adviser Small-Mid Growth Fund	54,557	35,057	8	19,500
Janus Adviser Growth and Income Fund	4,676,955	2,843,847	7,962	1,833,107
Janus Adviser Fundamental Equity Fund(1)	2,954,382	2,203,492	4,640	750,890
Janus Adviser Contrarian Fund	483,175	311,556	766	171,619
Janus Adviser Balanced Fund	7,602,682	5,345,144	10,998	2,257,538
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	9,168,396	–	23,844	9,168,396
Janus Adviser INTECH Risk-Managed Core Fund(3)	1,708,845	558,036	1,684	1,150,809
Janus Adviser INTECH Risk-Managed Value Fund(4)	296,951	245,968	206	50,983
Value
Janus Adviser Mid Cap Value Fund	15,923,484	915,000	39,049	15,008,484
Janus Adviser Small Company Value Fund	676,166	48,000	1,527	628,166
International & Global
Janus Adviser Worldwide Fund	2,439,800	1,860,900	1,240	578,900
Janus Adviser International Growth Fund	12,613,140	3,969,000	16,346	8,644,140
Bond & Money Market
Janus Adviser Flexible Bond Fund	1,036,393	658,999	814	377,394
Janus Adviser High-Yield Fund	123,884	–	292	123,884
	$334,938,771	$165,752,280	$1,427,751	$169,186,490

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

206 Janus Adviser Series July 31, 2006

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 7/31/06
Janus Money Market Fund
Growth & Core
Janus Adviser Large Cap Growth Fund	$156,100	$–	$123	$156,100
Janus Adviser Forty Fund	198,933,071	115,000,000	367,383	83,933,071
Janus Adviser Orion Fund	51,275	–	128	51,275
Janus Adviser Mid Cap Growth Fund	2,220,097	31,097	3,993	2,189,000
Janus Adviser Small-Mid Growth Fund	21,244	21,244	15	–
Janus Adviser Growth and Income Fund	3,401,703	–	7,845	3,401,703
Janus Adviser Fundamental Equity Fund(1)	1,774,110	–	4,300	1,774,110
Janus Adviser Contrarian Fund	253,381	–	639	253,381
Janus Adviser Balanced Fund	5,964,462	–	10,398	5,964,462
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	6,427,271	–	15,687	6,427,271
Janus Adviser INTECH Risk-Managed Core Fund(3)	1,652,251	–	1,787	1,652,251
Janus Adviser INTECH Risk-Managed Value Fund(4)	325,145	29,948	621	295,197
Value
Janus Adviser Mid Cap Value Fund	11,235,237	–	27,085	11,235,237
Janus Adviser Small Company Value Fund	477,358	–	989	477,358
International & Global
Janus Adviser Worldwide Fund	573,600	96,000	584	477,600
Janus Adviser International Growth Fund	7,215,466	–	12,521	7,215,466
Bond & Money Market
Janus Adviser Flexible Bond Fund	682,106	–	1,199	682,106
Janus Adviser High-Yield Fund	66,288	–	165	66,288
	$241,430,165	$115,178,289	$455,462	$126,251,876

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

The Funds noted below have incurred "Post-October" losses during the period November 1, 2005 through July 31, 2006. These losses will be deferred for tax purposes and recognized during the year ended July 31, 2007.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$–	$(61,926,292)	$–	$461	$21,324,041
Janus Adviser Forty Fund	1,802,701	65,910,849	–	–	(59,314)	271,054,224
Janus Adviser Orion Fund	–	–	–	(1,602)	(124)	84,658
Janus Adviser Mid Cap Growth Fund(1)	–	–	(78,236,913)	–	–	24,188,395
Janus Adviser Small-Mid Growth Fund	–	–	(14,996)	(27,195)	–	(72,043)
Janus Adviser Growth and Income Fund	1,114,246	7,935,090	–	–	(192)	38,099,067
Janus Adviser Fundamental Equity Fund(2)	340,570	2,984,660	–	(1,583)	(62)	8,312,628
Janus Adviser Contrarian Fund	27,345	–	–	(19,063)	(2,536)	26,658
Janus Adviser Balanced Fund	1,559,527	23,589,078	–	–	(10,931)	70,263,499
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(3)	1,019,229	–	–	(381,290)	–	(3,806,253)
Janus Adviser INTECH Risk-Managed Core Fund(4)	328,668	433,305	–	–	–	1,878,234
Janus Adviser INTECH Risk-Managed Value Fund(5)	177,541	–	–	–	–	661,223
Value
Janus Adviser Mid Cap Value Fund(1)	4,562,439	1,596,026	(788,401)	(323)	–	7,710,778
Janus Adviser Small Company Value Fund	–	693,861	–	–	–	6,074,193

(1)  Capital loss carryovers subject to annual limitations.

(2)  Formerly named Janus Adviser Core Equity Fund.

(3)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(4)  Formerly named Janus Adviser Risk-Managed Core Fund.

(5)  Formerly named Janus Adviser Risk-Managed Value Fund.

Janus Adviser Series July 31, 2006 207

Notes to Financial Statements (continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
International & Global
Janus Adviser Worldwide Fund(1)	$2,764,978	$–	$(133,689,899)	$(167,635)	$10,743	$9,985,387
Janus Adviser International Growth Fund	7,135,311	–	(41,701,298)	(820,037)	29,612	118,184,009
Bond & Money Market
Janus Adviser Flexible Bond Fund	3,960	–	(76,899)	(814,609)	213	(878,984)
Janus Adviser High-Yield Fund	211	–	(13,573)	(15,172)	–	(40,218)
Janus Adviser Money Market Fund	–	–	–	–	–	–

(1)  Capital loss carryovers subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2006 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

The capital loss carryforward in Janus Adviser Worldwide Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of a significant change in share ownership during the current year. Due to these limitations, $121,782,095 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in-capital.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2006

Fund	July 31, 2009	July 31, 2010	July 31, 2011	July 31, 2012	July 31, 2014	Accumulated Capital Losses
Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$(9,047,046)	$(45,102,562)	$(7,776,684)	$–	$(61,926,292)
Janus Adviser Forty Fund	–	–	–	–	–	–
Janus Adviser Orion Fund	–	–	–	–	–	–
Janus Adviser Mid Cap Growth Fund(1)	–	(67,230,977)	(11,005,936)	–	–	(78,236,913)
Janus Adviser Small-Mid Growth Fund	–	–	–	–	(14,996)	(14,996)
Janus Adviser Growth and Income Fund	–	–	–	–	–	–
Janus Adviser Fundamental Equity Fund(2)	–	–	–	–	–	–
Janus Adviser Contrarian Fund	–	–	–	–	–	–
Janus Adviser Balanced Fund	–	–	–	–	–	–
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(3)	–	–	–	–	–	–
Janus Adviser INTECH Risk-Managed Core Fund(4)	–	–	–	–	–	–
Janus Adviser INTECH Risk-Managed Value Fund(5)	–	–	–	–	–	–
Value
Janus Adviser Mid Cap Value Fund(1)	(331,049)	(457,352)	–	–	–	(788,401)
Janus Adviser Small Company Value Fund	–	–	–	–	–	–
International & Global
Janus Adviser Worldwide Fund(1)	–	(31,810,853)	(101,879,046)	–	–	(133,689,899)
Janus Adviser International Growth Fund	–	–	(41,701,298)	–	–	(41,701,298)
Bond & Money Market
Janus Adviser Flexible Bond Fund	–	–	–	–	(76,899)	(76,899)
Janus Adviser High-Yield Fund	–	–	–	–	(13,573)	(13,573)
Janus Adviser Money Market Fund	–	–	–	–	–	–

(1) Capital loss carryovers subject to annual limitations.

(2) Formerly named Janus Adviser Core Equity Fund.

(3) Formerly named Janus Adviser Risk-Managed Growth Fund.

(4) Formerly named Janus Adviser Risk-Managed Core Fund.

(5) Formerly named Janus Adviser Risk-Managed Value Fund.

208 Janus Adviser Series July 31, 2006

During the year ended July 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Growth & Core
Janus Adviser Large Cap Growth Fund	$27,520,169
Janus Adviser Forty Fund	109,434,650
Janus Adviser Mid Cap Growth Fund	14,942,524
Janus Adviser Growth and Income Fund	1,582,108
Value
Janus Adviser Mid Cap Value Fund	197,100
International & Global
Janus Adviser Worldwide Fund	70,705,987
Janus Adviser International Growth Fund	78,466,435

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2006 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Growth & Core
Janus Adviser Large Cap Growth Fund	$138,205,731	$27,835,769	$(6,511,728)
Janus Adviser Forty Fund	1,507,624,768	311,553,741	(40,499,517)
Janus Adviser Orion Fund	1,186,872	154,176	(69,217)
Janus Adviser Mid Cap Growth Fund	82,097,538	28,219,030	(4,030,635)
Janus Adviser Small-Mid Growth Fund	2,625,348	110,600	(182,579)
Janus Adviser Growth and Income Fund	251,693,278	55,279,316	(17,180,249)
Janus Adviser Fundamental Equity Fund(1)	59,432,117	10,991,048	(2,678,420)
Janus Adviser Contrarian Fund	10,151,642	496,213	(466,392)
Janus Adviser Balanced Fund	451,606,024	80,078,650	(9,815,151)
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	413,511,309	17,310,003	(21,116,256)
Janus Adviser INTECH Risk-Managed Core Fund(3)	100,898,606	5,710,364	(3,832,130)
Janus Adviser INTECH Risk-Managed Value Fund(4)	19,197,812	1,182,630	(521,407)
Value
Janus Adviser Mid Cap Value Fund	346,066,511	19,275,864	(11,565,086)
Janus Adviser Small Company Value Fund	22,035,487	6,734,579	(660,386)
International & Global
Janus Adviser Worldwide Fund	144,203,380	21,464,899	(11,479,512)
Janus Adviser International Growth Fund	532,734,867	139,050,302	(20,522,840)
Bond & Money Market
Janus Adviser Flexible Bond Fund	56,471,034	99,011	(977,995)
Janus Adviser High-Yield Fund	3,172,315	17,039	(57,257)
Janus Adviser Money Market Fund	10,287,236	–	–

(1) Formerly named Janus Adviser Core Equity Fund.

(2) Formerly named Janus Adviser Risk-Managed Growth Fund.

(3) Formerly named Janus Adviser Risk-Managed Core Fund.

(4) Formerly named Janus Adviser Risk-Managed Value Fund.

Janus Adviser Series July 31, 2006 209

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$–	$–	$(44,158)
Janus Adviser Forty Fund	–	–	–	–
Janus Adviser Orion Fund	–	–	–	(3,036)
Janus Adviser Mid Cap Growth Fund	–	–	–	(407,351)
Janus Adviser Small-Mid Growth Fund	–	–	–	(8,163)
Janus Adviser Growth and Income Fund	2,405,675	3,360,296	–	–
Janus Adviser Fundamental Equity Fund(1)	356,136	5,063,422	–	–
Janus Adviser Contrarian Fund	–	858	–	–
Janus Adviser Balanced Fund	8,813,334	11,356,296	–	–
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	2,517,557	3,290,606	–	–
Janus Adviser INTECH Risk-Managed Core Fund(3)	408,515	1,733,954	–	–
Janus Adviser INTECH Risk-Managed Value Fund(4)	–	–	–	–
Value
Janus Adviser Mid Cap Value Fund	2,826,950	1,260,863	–	–
Janus Adviser Small Company Value Fund	366,681	439,673	–	(120,898)
International & Global
Janus Adviser Worldwide Fund	3,482,934	–	–	–
Janus Adviser International Growth Fund	2,342,734	–	–	–
Bond & Money Market
Janus Adviser Flexible Bond Fund	2,082,995	428,220	–	–
Janus Adviser High Yield Fund	155,198	–	–	–
Janus Adviser Money Market Fund	339,388	–	–	–

(1) Formerly named Janus Adviser Core Equity Fund.

(2) Formerly named Janus Adviser Risk-Managed Growth Fund.

(3) Formerly named Janus Adviser Risk-Managed Core Fund.

(4) Formerly named Janus Adviser Risk-Managed Value Fund.

For the fiscal year ended July 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$–	$–	$(644,014)
Janus Adviser Forty Fund	–	–	–	(2,528,254)
Janus Adviser Mid Cap Growth Fund	–	–	–	(515,933)
Janus Adviser Growth and Income Fund	544,337	–	–	–
Janus Adviser Core Equity Fund	–	1,195,989	–	–
Janus Adviser Balanced Fund	11,459,487	–	–	–
Risk-Managed
Janus Adviser Risk–Managed Growth Fund	1,947,082	1,984,965	–	–
Janus Adviser Risk–Managed Core Fund	469,686	1,019,671	–	–
Value
Janus Adviser Mid Cap Value Fund	1,106,658	733,450	–	–
Janus Adviser Small Company Value Fund	254,284	870,231	–	(45,574)
International & Global
Janus Adviser Worldwide Fund	2,268,527	–	–	–
Janus Adviser International Growth Fund	1,901,827	–	–	–
Bond & Money Market
Janus Adviser Flexible Bond Fund	3,002,032	827,699	–	–
Janus Adviser Money Market Fund	229,043	–	–	–

210 Janus Adviser Series July 31, 2006

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	A Shares			C Shares						I Shares
Fund	2006(1)		2005(1)(2)	2006(1)		2005(1)	2004(1)	2003		2006(3)
Growth & Core
Janus Adviser Large Cap Growth Fund	1.23%		1.05%	1.73%		1.81%	1.69%	1.70	%(4)	0.54%
Janus Adviser Forty Fund	1.06%		0.92%	1.70%		1.74%	1.67%	1.70	%(4)	0.70%
Janus Adviser Orion Fund	23.29%		N/A	24.49%		N/A	N/A	N/A		14.69%
Janus Adviser Mid Cap Growth Fund	1.28%		1.05%	1.90%		1.87%	1.74%	1.72	%(4)	0.94%
Janus Adviser Small-Mid Growth Fund	15.80%		N/A	17.57%		N/A	N/A	N/A		11.37%
Janus Adviser Growth and Income Fund	1.09%		0.98%	1.66%		1.80%	1.72%	1.73	%(4)	0.76%
Janus Adviser Fundamental Equity Fund(5)	1.33%		1.29%	1.96%		2.11%	1.96%	2.10	%(4)	1.08%
Janus Adviser Contrarian Fund	8.30%		N/A	8.83%		N/A	N/A	N/A		5.97%
Janus Adviser Balanced Fund	0.93%		0.86%	1.58%		1.68%	1.67%	1.68	%(4)	0.63%
Risk-Managed
Janus Adviser INTECH Risk- Managed Growth Fund(6)	0.91%		0.93%	1.64%		1.84%	2.04%	3.60	%(7)	0.61%
Janus Adviser INTECH Risk- Managed Core Fund(8)	1.24%		1.53%	1.99%		2.68%	3.02%	4.08	%(7)	0.84%
Janus Adviser INTECH Risk- Managed Value Fund(9)	3.67	%(10)	N/A	4.42	%(10)	N/A	N/A	N/A		2.91	%(10)
Value
Janus Adviser Mid Cap Value Fund	1.17%		1.08%	1.93%		2.03%	2.44%	9.97	%(11)	0.86%
Janus Adviser Small Company Value Fund	2.13%		1.92%	2.60%		2.68%	3.23%	10.53	%(12)	1.88%
International & Global
Janus Adviser Worldwide Fund	1.17%		0.95%	1.68%		1.74%	1.72%	1.73	%(4)	0.74%
Janus Adviser International Growth Fund	1.04%		1.05%	1.77%		1.83%	1.74%	1.77	%(4)	0.75%
Bond & Money Market
Janus Adviser Flexible Bond Fund	1.43%		1.02%	1.88%		1.84%	1.80%	1.81	%(4)	1.10%
Janus Adviser High-Yield Fund	11.08%		N/A	12.24%		N/A	N/A	N/A		7.69%
Janus Adviser Money Market Fund	2.41%		1.59%	3.44%		2.22%	1.82%	1.93	%(4)	N/A

	R Shares			S Shares
Fund	2006(1)		2005(1)(2)	2006(1)		2005(1)	2004(1)	2003		2002
Growth & Core
Janus Adviser Large Cap Growth Fund	1.53%		1.46%	1.27%		1.22%	1.19%	1.20%		1.21%
Janus Adviser Forty Fund	1.46%		1.42%	1.18%		1.16%	1.17%	1.19%		1.18%
Janus Adviser Orion Fund	24.70%		N/A	23.86%		N/A	N/A	N/A		N/A
Janus Adviser Mid Cap Growth Fund	1.71%		1.55%	1.38%		1.30%	1.22%	1.22%		1.20%
Janus Adviser Small-Mid Growth Fund	20.99%		N/A	19.38%		N/A	N/A	N/A		N/A
Janus Adviser Growth and Income Fund	1.50%		1.46%	1.23%		1.21%	1.22%	1.22%		1.23%
Janus Adviser Fundamental Equity Fund(5)	1.77%		1.75%	1.49%		1.51%	1.46%	1.61%		1.70%
Janus Adviser Contrarian Fund	18.91%		N/A	15.34%		N/A	N/A	N/A		N/A
Janus Adviser Balanced Fund	1.38%		1.32%	1.11%		1.08%	1.17%	1.18%		1.19%
Risk-Managed
Janus Adviser INTECH Risk- Managed Growth Fund(6)	1.39%		1.53%	1.15%		1.27%	1.53%	2.50	%(7)	N/A
Janus Adviser INTECH Risk- Managed Core Fund(8)	1.78%		2.41%	1.50%		2.13%	2.53%	3.58	%(7)	N/A
Janus Adviser INTECH Risk- Managed Value Fund(9)	4.17	%(10)	N/A	3.92	%(10)	N/A	N/A	N/A		N/A
Value
Janus Adviser Mid Cap Value Fund	1.58%		1.68%	1.33%		1.52%	1.94%	6.50	%(11)	N/A
Janus Adviser Small Company Value Fund	2.38%		5.06%	2.10%		2.12%	2.67%	2.93	%(13)	N/A(14)
International & Global
Janus Adviser Worldwide Fund	1.46%		1.39%	1.19%		1.15%	1.22%	1.23%		1.21%
Janus Adviser International Growth Fund	1.52%		1.50%	1.24%		1.25%	1.25%	1.26%		1.26%
Bond & Money Market
Janus Adviser Flexible Bond Fund	1.75%		1.49%	1.48%		1.24%	1.30%	1.33%		1.41%
Janus Adviser High-Yield Fund	11.98%		N/A	11.58%		N/A	N/A	N/A		N/A
Janus Adviser Money Market Fund	N/A		N/A	2.44%		1.79%	1.53%	1.35%		0.97%

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser High-Yield Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.

  (4)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (5)  Formerly named Janus Adviser Core Equity Fund.

  (6)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (7)  Period from January 2, 2003 (inception date) through July 31, 2003.

  (8)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (9)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (10)  Period from December 30, 2005 (inception date) through July 31, 2006.

  (11)  Period from December 31, 2002 (inception date) through July 31, 2003.

  (12)  Period from April 22, 2003 (inception date) through July 31, 2003.

  (13)  Period from October 1, 2002 through July 31, 2003.

  (14)  The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.

Janus Adviser Series July 31, 2006 211

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund			Janus Adviser Forty Fund		Janus Adviser Orion Fund
(all numbers in thousands)	2006		2005	2006	2005	2006
Transactions in Fund Shares - A Shares(1)
Shares sold	1		1	10,911	1,130	33
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	–		–	(1,962)	(34)	(2)
Net Increase/(Decrease) in Fund Shares	1		1	8,949	1,096	31
Shares Outstanding, Beginning of Period	1		–	1,096	–	–
Shares Outstanding, End of Period	2		1	10,045	1,096	31
Transactions in Fund Shares - C Shares
Shares sold	19		5	1,131	267	34
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	(18)		(28)	(188)	(104)	(1)
Net Increase/(Decrease) in Fund Shares	1		(23)	943	163	33
Shares Outstanding, Beginning of Period	107		130	909	746	–
Shares Outstanding, End of Period	108		107	1,852	909	33
Transactions in Fund Shares - I Shares(2)
Shares sold	328,569	*	N/A	300	N/A	1
Reinvested dividends and distributions	–		N/A	–	N/A	–
Shares repurchased	(328,104	)*	N/A	–	N/A	–
Net Increase/(Decrease) in Fund Shares	465	*	N/A	300	N/A	1
Shares Outstanding, Beginning of Period	–		N/A	–	N/A	–
Shares Outstanding, End of Period	465	*	N/A	300	N/A	1
Transactions in Fund Shares - R Shares(1)
Shares sold	–		532 *	260	448 *	25
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	–		–	(17)	–	–
Net Increase/(Decrease) in Fund Shares	–		532 *	243	448 *	25
Shares Outstanding, Beginning of Period	1		–	–	–	–
Shares Outstanding, End of Period	1		532 *	243	448 *	25
Transactions in Fund Shares - S Shares:
Shares sold	1,761		2,559	22,200	13,900	28
Reinvested dividends and distributions	–		–	–	–	–
Shares repurchased	(4,857)		(9,456)	(11,007)	(22,755)	–
Net Increase/(Decrease) in Fund Shares	(3,096)		(6,897)	11,193	(8,855)	28
Shares Outstanding, Beginning of Period	10,340		17,237	39,710	48,565	–
Shares Outstanding, End of Period	7,244		10,340	50,903	39,710	28

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

212 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund	Janus Adviser Growth and Income Fund
(all numbers in thousands)	2006	2005	2006	2006	2005
Transactions in Fund Shares - A Shares(1)
Shares sold	47	13	94	72	10
Reinvested dividends and distributions	–	–	–	1	–
Shares repurchased	(11)	(1)	(18)	(11)	(1)
Net Increase/(Decrease) in Fund Shares	36	12	76	62	9
Shares Outstanding, Beginning of Period	12	–	–	9	–
Shares Outstanding, End of Period	48	12	76	71	9
Transactions in Fund Shares - C Shares
Shares sold	65	23	76	166	47
Reinvested dividends and distributions	–	–	–	7	–
Shares repurchased	(17)	(12)	(6)	(208)	(338)
Net Increase/(Decrease) in Fund Shares	48	11	70	(35)	(291)
Shares Outstanding, Beginning of Period	103	92	–	520	811
Shares Outstanding, End of Period	151	103	70	485	520
Transactions in Fund Shares - I Shares(2)
Shares sold	2	N/A	31	1	N/A
Reinvested dividends and distributions	–	N/A	–	–	N/A
Shares repurchased	–	N/A	–	–	N/A
Net Increase/(Decrease) in Fund Shares	2	N/A	31	1	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	–	N/A
Shares Outstanding, End of Period	2	N/A	31	1	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	8	460 *	33	132	1
Reinvested dividends and distributions	–	–	–	1	–
Shares repurchased	–	–	–	(28)	–
Net Increase/(Decrease) in Fund Shares	8	460 *	33	105	1
Shares Outstanding, Beginning of Period	–	–	–	1	–
Shares Outstanding, End of Period	8	460 *	33	106	1
Transactions in Fund Shares - S Shares:
Shares sold	977	1,692	38	5,082	2,947
Reinvested dividends and distributions	–	–	–	298	33
Shares repurchased	(1,388)	(2,806)	(4)	(2,982)	(6,062)
Net Increase/(Decrease) in Fund Shares	(411)	(1,114)	34	2,398	(3,082)
Shares Outstanding, Beginning of Period	3,611	4,725	–	12,504	15,586
Shares Outstanding, End of Period	3,200	3,611	34	14,902	12,504

  *  Shares are not in thousands

  (1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

  (2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

Janus Adviser Series July 31, 2006 213

Notes to Financial Statements (continued)

For the fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund(1)		Janus Adviser Contrarian Fund	Janus Adviser Balanced Fund
(all numbers in thousands)	2006	2005	2006	2006	2005
Transactions in Fund Shares - A Shares(2)
Shares sold	67	4	507	28	4
Reinvested dividends and distributions	–	–	–	–	–
Shares repurchased	(2)	(1)	(1)	(3)	(1)
Net Increase/(Decrease) in Fund Shares	65	3	506	25	3
Shares Outstanding, Beginning of Period	3	–	–	3	–
Shares Outstanding, End of Period	68	3	506	28	3
Transactions in Fund Shares - C Shares
Shares sold	215	35	349	82	33
Reinvested dividends and distributions	41	11	–	16	6
Shares repurchased	(51)	(150)	(7)	(104)	(241)
Net Increase/(Decrease) in Fund Shares	205	(104)	342	(6)	(202)
Shares Outstanding, Beginning of Period	450	554	–	676	878
Shares Outstanding, End of Period	655	450	342	670	676
Transactions in Fund Shares - I Shares(3)
Shares sold	6	N/A	5	377 *	N/A
Reinvested dividends and distributions	–	N/A	–	19 *	N/A
Shares repurchased	–	N/A	–	–	N/A
Net Increase/(Decrease) in Fund Shares	6	N/A	5	396 *	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	–	N/A
Shares Outstanding, End of Period	6	N/A	5	396 *	N/A
Transactions in Fund Shares - R Shares(2)
Shares sold	3	1	25	1	420 *
Reinvested dividends and distributions	–	–	–	–	5 *
Shares repurchased	(1)	–	–	–	–
Net Increase/(Decrease) in Fund Shares	2	1	25	1	425 *
Shares Outstanding, Beginning of Period	1	–	–	–	–
Shares Outstanding, End of Period	3	1	25	1	425 *
Transactions in Fund Shares - S Shares:
Shares sold	1,519	454	60	2,891	3,836
Reinvested dividends and distributions	232	52	–	748	455
Shares repurchased	(864)	(496)	(5)	(7,301)	(13,528)
Net Increase/(Decrease) in Fund Shares	887	10	55	(3,662)	(9,237)
Shares Outstanding, Beginning of Period	1,900	1,890	–	22,942	32,179
Shares Outstanding, End of Period	2,787	1,900	55	19,280	22,942

  *  Shares are not in thousands

  (1)  Formerly named Janus Adviser Core Equity Fund.

  (2)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

214 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31	Janus Adviser INTECH Risk-Managed Growth Fund(1)		Janus Adviser INTECH Risk-Managed Core Fund(2)		Janus Adviser INTECH Risk-Managed Value Fund(3)
(all numbers in thousands)	2006(4)	2005(5)	2006(4)	2005(5)	2006(6)
Transactions in Fund Shares - A Shares
Shares sold	1,622	975	1,157	255	25
Reinvested dividends and distributions	48	–	11	–	–
Shares repurchased	(227)	(8)	(209)	(7)	–
Net Increase/(Decrease) in Fund Shares	1,443	967	959	248	25
Shares Outstanding, Beginning of Period	967	–	248	–	–
Shares Outstanding, End of Period	2,410	967	1,207	248	25
Transactions in Fund Shares - C Shares
Shares sold	695	362	750	263	25
Reinvested dividends and distributions	11	29	15	46	–
Shares repurchased	(513)	(27)	(488)	(5)	–
Net Increase/(Decrease) in Fund Shares	193	364	277	304	25
Shares Outstanding, Beginning of Period	777	413	694	390	–
Shares Outstanding, End of Period	970	777	971	694	25
Transactions in Fund Shares - I Shares
Shares sold	19,946	N/A	4,154	N/A	2,045
Reinvested dividends and distributions	8	N/A	–	N/A	–
Shares repurchased	(696)	N/A	(38)	N/A	(288)
Net Increase/(Decrease) in Fund Shares	19,258	N/A	4,116	N/A	1,757
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–
Shares Outstanding, End of Period	19,258	N/A	4,116	N/A	1,757
Transactions in Fund Shares - R Shares
Shares sold	–	1	–	1	25
Reinvested dividends and distributions	–	–	–	–	–
Shares repurchased	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	–	1	–	1	25
Shares Outstanding, Beginning of Period	1	–	1	–	–
Shares Outstanding, End of Period	1	1	1	1	25
Transactions in Fund Shares - S Shares:
Shares sold	6,805	4,675	1,185	240	25
Reinvested dividends and distributions	335	278	65	68	–
Shares repurchased	(3,240)	(3,113)	(776)	(12)	–
Net Increase/(Decrease) in Fund Shares	3,900	1,840	474	296	25
Shares Outstanding, Beginning of Period	5,630	3,790	873	577	–
Shares Outstanding, End of Period	9,530	5,630	1,347	873	25

  (1)  Formerly named Janus Adviser Risk-Managed Growth Fund.

  (2)  Formerly named Janus Adviser Risk-Managed Core Fund.

  (3)  Formerly named Janus Adviser Risk-Managed Value Fund.

  (4)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

  (5)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

  (6)  Period from December 30, 2005 (inception date) through July 31, 2006.

Janus Adviser Series July 31, 2006 215

Notes to Financial Statements (continued)

For the fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund
(all numbers in thousands)	2006	2005	2006	2005	2006		2005
Transactions in Fund Shares - A Shares(1)
Shares sold	11,013	1,625	26	1	1		1
Reinvested dividends and distributions	114	1	–	–	–		–
Shares repurchased	(1,125)	(17)	(3)	–	–		–
Net Increase/(Decrease) in Fund Shares	10,002	1,609	23	1	1		1
Shares Outstanding, Beginning of Period	1,609	–	1	–	1		–
Shares Outstanding, End of Period	11,611	1,609	24	1	2		1
Transactions in Fund Shares - C Shares
Shares sold	1,361	494	25	29	1		1
Reinvested dividends and distributions	19	9	2	2	–		–
Shares repurchased	(126)	(29)	(15)	(7)	(5)		(4)
Net Increase/(Decrease) in Fund Shares	1,254	474	12	24	(4)		(3)
Shares Outstanding, Beginning of Period	609	135	53	29	29		32
Shares Outstanding, End of Period	1,863	609	65	53	25		29
Transactions in Fund Shares - I Shares(2)
Shares sold	1,570	N/A	19	N/A	350	*	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	5	*	N/A
Shares repurchased	(67)	N/A	(2)	N/A	–		N/A
Net Increase/(Decrease) in Fund Shares	1,503	N/A	17	N/A	355	*	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–		N/A
Shares Outstanding, End of Period	1,503	N/A	17	N/A	355	*	N/A
Transactions in Fund Shares - R Shares(1)
Shares sold	95	62	137	160	3	*	402	*
Reinvested dividends and distributions	1	–	7	–	3	*	1	*
Shares repurchased	(23)	(19)	(51)	–	(3	)*	–
Net Increase/(Decrease) in Fund Shares	73	43	93	160	3	*	403	*
Shares Outstanding, Beginning of Period	43	–	160	–	403	*	–
Shares Outstanding, End of Period	116	43	253	160	406	*	403	*
Transactions in Fund Shares - S Shares:
Shares sold	2,848	1,834	1,261	886	1,581		4,012
Reinvested dividends and distributions	96	107	48	79	119		83
Shares repurchased	(1,116)	(1,015)	(955)	(643)	(13,399)		(15,697)
Net Increase/(Decrease) in Fund Shares	1,828	926	354	322	(11,699)		(11,602)
Shares Outstanding, Beginning of Period	2,656	1,730	1,533	1,211	16,799		28,401
Shares Outstanding, End of Period	4,484	2,656	1,887	1,533	5,100		16,799

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

216 Janus Adviser Series July 31, 2006

For the fiscal year or period ended July 31	Janus Adviser International Growth Fund			Janus Adviser Flexible Bond Fund		Janus Adviser High-Yield Fund
(all numbers in thousands)	2006	2005		2006	2005	2006
Transactions in Fund Shares - A Shares(1)
Shares sold	564	3		90	7	82
Reinvested dividends and distributions	–	–		1	–	4
Shares repurchased	(119)	–		(12)	(1)	–
Net Increase/(Decrease) in Fund Shares	445	3		79	6	86
Shares Outstanding, Beginning of Period	3	–		6	–	–
Shares Outstanding, End of Period	448	3		85	6	86
Transactions in Fund Shares - C Shares
Shares sold	607	20		53	33	65
Reinvested dividends and distributions	–	–		12	18	3
Shares repurchased	(29)	(24)		(143)	(388)	–
Net Increase/(Decrease) in Fund Shares	578	(4)		(78)	(337)	68
Shares Outstanding, Beginning of Period	77	81		460	797	–
Shares Outstanding, End of Period	655	77		382	460	68
Transactions in Fund Shares - I Shares(2)
Shares sold	312	N/A		1	N/A	1
Reinvested dividends and distributions	–	N/A		–	N/A	–
Shares repurchased	(68)	N/A		–	N/A	–
Net Increase/(Decrease) in Fund Shares	244	N/A		1	N/A	1
Shares Outstanding, Beginning of Period	–	N/A		–	N/A	–
Shares Outstanding, End of Period	244	N/A		1	N/A	1
Transactions in Fund Shares - R Shares(1)
Shares sold	19	403	*	–	1	62
Reinvested dividends and distributions	–	3	*	–	–	4
Shares repurchased	(4)	–		–	–	–
Net Increase/(Decrease) in Fund Shares	15	406	*	–	1	66
Shares Outstanding, Beginning of Period	–	–		1	–	–
Shares Outstanding, End of Period	15	406	*	1	1	66
Transactions in Fund Shares - S Shares:
Shares sold	7,509	3,955		810	1,189	65
Reinvested dividends and distributions	61	68		191	273	4
Shares repurchased	(4,251)	(7,039)		(1,810)	(2,814)	(3)
Net Increase/(Decrease) in Fund Shares	3,319	(3,016)		(809)	(1,352)	66
Shares Outstanding, Beginning of Period	9,494	12,510		4,347	5,699	–
Shares Outstanding, End of Period	12,813	9,494		3,538	4,347	66

  *  Shares are not in thousands

(1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Transactions in Fund Shares – I Shares are for the period from November 28, 2005 (inception date) through July 31, 2006.

Janus Adviser Series July 31, 2006 217

Notes to Financial Statements (continued)

For the fiscal year or period ended July 31	Janus Adviser Money Market Fund
(all numbers in thousands)	2006	2005
Transactions in Fund Shares - A Shares(1)
Shares sold	195	15
Reinvested dividends and distributions	1	–
Shares repurchased	(10)	(5)
Net Increase/(Decrease) in Fund Shares	186	10
Shares Outstanding, Beginning of Period	10	–
Shares Outstanding, End of Period	196	10
Transactions in Fund Shares - C Shares
Shares sold	267	52
Reinvested dividends and distributions	3	–
Shares repurchased	(49)	(79)
Net Increase/(Decrease) in Fund Shares	221	(27)
Shares Outstanding, Beginning of Period	10	37
Shares Outstanding, End of Period	231	10
Transactions in Fund Shares - S Shares:
Shares sold	7,979	7,057
Reinvested dividends and distributions	333	226
Shares repurchased	(8,516)	(13,725)
Net Increase/(Decrease) in Fund Shares	(204)	(6,442)
Shares Outstanding, Beginning of Period	10,082	16,523
Shares Outstanding, End of Period	9,878	10,082

(1)  Transactions in Fund Shares – A Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

218 Janus Adviser Series July 31, 2006

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth & Core
Janus Adviser Large Cap Growth Fund	$153,913,057	$219,502,659	$–	$–
Janus Adviser Forty Fund	1,251,473,280	777,354,671	–	–
Janus Adviser Orion Fund	1,663,941	582,487	–	–
Janus Adviser Mid Cap Growth Fund	42,956,201	53,702,624	–	–
Janus Adviser Small-Mid Growth Fund	6,105,704	3,479,876	–	–
Janus Adviser Growth and Income Fund	153,862,276	109,568,820	–	–
Janus Adviser Fundamental Equity Fund(1)	41,805,691	26,516,804	–	–
Janus Adviser Contrarian Fund	10,785,835	1,127,419	–	–
Janus Adviser Balanced Fund	106,059,485	241,047,816	167,459,751	133,292,261
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	475,313,593	181,726,678	–	–
Janus Adviser INTECH Risk-Managed Core Fund(3)	128,160,604	52,766,669	–	–
Janus Adviser INTECH Risk-Managed Value Fund(4)(5)	26,824,602	8,048,529
Value
Janus Adviser Mid Cap Value Fund	328,925,687	112,731,991	–	–
Janus Adviser Small Company Value Fund	16,458,679	13,166,567	–	–
International & Global
Janus Adviser Worldwide Fund	153,258,815	501,090,678	–	–
Janus Adviser International Growth Fund	474,993,556	298,906,211	–	–
Bond & Money Market
Janus Adviser Flexible Bond Fund	12,573,505	24,513,301	57,853,515	54,161,444
Janus Adviser High-Yield Fund	6,232,492	3,665,277	–	–
Janus Adviser Money Market Fund	–	–	–	–

(1)  Formerly named Janus Adviser Core Equity Fund.

(2)  Formerly named Janus Adviser Risk-Managed Growth Fund.

(3)  Formerly named Janus Adviser Risk-Managed Core Fund.

(4)  Formerly named Janus Adviser Risk-Managed Value Fund.

(5)  Period from December 30, 2005 (inception date) through July 31, 2006.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

Janus Adviser Series July 31, 2006 219

Notes to Financial Statements (continued)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August 2006, the refiled complaint was dismissed by the court with prejudice.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the U.S. Court of Appeal's decision. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8. SUBSEQUENT EVENT

Effective August 1, 2006, Janus Adviser Long Short Fund will be added as a series to the Trust.

220 Janus Adviser Series July 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund (formerly Janus Adviser Core Equity Fund), Janus Adviser Contrarian Fund, Janus Adviser Balanced Fund, Janus Adviser INTECH Risk-Managed Growth Fund (formerly Janus Adviser Risk-Managed Growth Fund), Janus Adviser INTECH Risk-Managed Core Fund (formerly Janus Adviser Risk-Managed Core Fund), Janus Adviser INTECH Risk-Managed Value Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund and Janus Adviser Money Market Fund (constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
September 11, 2006

Janus Adviser Series July 31, 2006 221

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Adviser Series, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance, including all of the Independent Trustees in attendance, unanimously approved the continuation of the investment advisory agreement for each Fund (except Janus Adviser Mid Cap Value Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser Contrarian Fund, and Janus Adviser Worldwide Fund, whose advisory agreements had been approved recently by the Trustees and such Fund's shareholders; and Janus Adviser INTECH Risk-Managed Value Fund, whose advisory agreement continues until February 1, 2007 unless renewed prior to that date), and the subadvisory agreement for each subadvised Fund (except Janus Adviser INTECH Risk-Managed Core Fund, which had been approved recently by the Trustees and the Fund's shareholders; and Janus Adviser INTECH Risk-Managed Value Fund, whose subadvisory agreement continues until February 1, 2007 unless renewed prior to that date), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadvisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds'

222 Janus Adviser Series July 31, 2006

investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and sub-advisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and the subadvisers had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital an amendment to the investment advisory agreement for Janus Adviser Worldwide Fund to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for

Janus Adviser Series July 31, 2006 223

Additional Information (unaudited) (continued)

allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain classes of each Fund for services provided to those share classes. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines then in effect and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements were in the best interest of the respective Funds and their shareholders.

224 Janus Adviser Series July 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for

Janus Adviser Series July 31, 2006 225

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

226 Janus Adviser Series July 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2006:

Capital Gain Distributions

Fund
Growth & Core
Janus Adviser Growth and Income Fund	$3,360,296
Janus Adviser Fundamental Equity Fund(1)	5,063,422
Janus Adviser Contrarian Fund	858
Janus Adviser Balanced Fund	11,356,296
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	3,290,606
Janus Adviser INTECH Risk-Managed Core Fund(3)	1,733,954
Value
Janus Adviser Mid Cap Value Fund	1,260,863
Janus Adviser Small Company Value Fund	439,673
Bond & Money Market
Janus Adviser Flexible Bond Fund	428,220

(1) Formerly named Janus Adviser Core Equity Fund

(2) Formerly named Janus Adviser Risk-Managed Growth Fund

(3) Formerly named Janus Adviser Risk-Managed Core Fund

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
International & Global
Janus Adviser Worldwide Fund	$67,212	$3,632,907
Janus Adviser International Growth Fund	315,941	10,830,377

Dividends Received Deduction Percentage

Fund
Growth & Core
Janus Adviser Forty Fund	100%
Janus Adviser Growth and Income Fund	68%
Janus Adviser Fundamental Equity Fund(1)	100%
Janus Adviser Contrarian Fund	42%
Janus Adviser Balanced Fund	57%
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	100%
Janus Adviser INTECH Risk-Managed Core Fund(3)	100%
Janus Adviser INTECH Risk-Managed Value Fund(4)	98%
Value
Janus Adviser Mid Cap Value Fund	45%
International & Global
Janus Adviser Worldwide Fund	38%

(1) Formerly named Janus Adviser Core Equity Fund

(2) Formerly named Janus Adviser Risk-Managed Growth Fund

(3) Formerly named Janus Adviser Risk-Managed Core Fund

(4) Formerly named Janus Adviser Risk-Managed Value Fund

Janus Adviser Series July 31, 2006 227

Designation Requirements (unaudited) (continued)

Qualified Dividend Income

Fund
Growth & Core
Janus Adviser Forty Fund	100%
Janus Adviser Growth and Income Fund	93%
Janus Adviser Fundamental Equity Fund(1)	100%
Janus Adviser Contrarian Fund	77%
Janus Adviser Balanced Fund	75%
Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund(2)	100%
Janus Adviser INTECH Risk-Managed Core Fund(3)	100%
Janus Adviser INTECH Risk-Managed Value Fund(4)	100%
Value
Janus Adviser Mid Cap Value Fund	52%
International & Global
Janus Adviser Worldwide Fund	100%
Janus Adviser International Growth Fund	100%

(1) Formerly named Janus Adviser Core Equity Fund

(2) Formerly named Janus Adviser Risk-Managed Growth Fund

(3) Formerly named Janus Adviser Risk-Managed Core Fund

(4) Formerly named Janus Adviser Risk-Managed Value Fund

228 Janus Adviser Series July 31, 2006

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	11/05-Present	Partner at Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Vice President of Asian Cultural Council. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation).	68		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), and the University of Chicago.

*All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected as Trustees of the Trust at a Special Meeting of Shareholders on November 22, 2005. In addition, at this Special Meeting, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

**Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 23 funds. Including JWF and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 91 funds.

Janus Adviser Series July 31, 2006 229

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	4/00-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 68	Trustee	4/00-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	68	N/A

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

230 Janus Adviser Series July 31, 2006

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 Age 35	Executive Vice President and Portfolio Manager Janus Adviser Mid Cap Growth Fund	2/02-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1994-1997 and 2000-2002) for Janus Capital Corporation.

David J. Corkins 151 Detroit Street Denver, CO 80206 Age 39	Executive Vice President and Portfolio Manager Janus Adviser Large Cap Growth Fund	2/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2000-2003) for Janus Adviser Growth and Income Fund.

David C. Decker 151 Detroit Street Denver, CO 80206 Age 39	Executive Vice President and Portfolio Manager Janus Adviser Contrarian Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jakob V. Holm 151 Detroit Street Denver, CO 80206 Age: 34	Executive Vice President and Portfolio Manager Janus Adviser Small Company Value Fund	7/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President and Portfolio Manager Janus Adviser International Growth Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Chad Meade 151 Detroit Street Denver, CO 80206 Age 29	Executive Vice President and Co-Portfolio Manager Janus Adviser Small-Mid Growth Fund	7/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Analyst (2001-Present) for Janus Capital. Formerly, Analyst for Goldman Sachs' global investment research team.

Marc Pinto 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Ron Sachs 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus Adviser Orion Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2005-2006) for Janus Small-Mid Growth Fund.

Brian Schaub 151 Detroit Street Denver, CO 80206 Age 28	Executive Vice President and Co-Portfolio Manager Janus Adviser Small-Mid Growth Fund	07/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Analyst (2000-Present) for Janus Capital.

Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 Age 47	Executive Vice President and Portfolio Manager Janus Adviser Forty Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund Executive Vice President and Portfolio Manager Janus Adviser High-Yield Fund	5/05-Present 6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series July 31, 2006 231

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age: 30	Executive Vice President and Portfolio Manager Janus Adviser Growth and Income Fund	1/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

	Executive Vice President and Portfolio Manager Janus Adviser Fundamental Equity Fund	5/05-Present

Ronald V. Speaker 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President and Portfolio Manager Janus Adviser Flexible Bond Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Portfolio Manager Janus Adviser Money Market Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Janus Adviser Worldwide Fund.	7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC. Formerly, Associate Counsel of Janus Capital (2003-2006); and Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Senior Vice President and General Counsel of Janus Services LLC (2004-2006); Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

232 Janus Adviser Series July 31, 2006

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age: 44	Chief Financial Officer Vice President, Treasurer and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development and Training of INVESCO Funds Group (1994-2003).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series July 31, 2006 233

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (9/06)

C-0806-195  108-02-001 09-06

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Adviser Series’ Board of Trustees has determined that the following members of Janus Adviser Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Adviser Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2006	$263,682	$8,775	$110,119	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

2005	$185,578	$0	$68,989	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to initial fund registration, sythentic performance review, and proxy statement review.

The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers

2006	$113,488	$715	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

2005	$132,500	$11,480	$62,714

Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program, and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)(1)

2006	$0	$40,000	$0	$40,000

2005	$0	$84,000	$0	$84,000

(1).          The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5  -         Audit Committee of Listed Registrants

Not applicable.

Item 6  -         Schedule of Investments

Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7  -         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8  -         Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9  -         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 -      Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -      Controls and Procedures

(a)        The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)        There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -  Exhibits

(a)(1)   Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)   Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)        A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Adviser Series (Principal
Executive Officer)

Date: September 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Adviser Series (Principal
Executive Officer)

Date: September 25, 2006

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Adviser Series (Principal Accounting
Officer and Principal Financial Officer)

Date: September 25, 2006